As filed with the Securities and Exchange Commission on May 9, 2017

Securities Act File No. 333-216028

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

Registration Statement Under The Securities Act Of 1933  ☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 1

VOYA MUTUAL FUNDS

(Exact Name of Registrant Specified in Charter)

7337 E. Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258-2034

(Address of Principal Executive Offices) (Zip Code)

1-800-262-3862

(Registrant’s Area Code and Telephone Number)

Huey P. Falgout, Jr.

Voya Investment Management

7337 E. Doubletree Ranch Road, Ste 100

Scottsdale, AZ 85258-2034

(Name and Address of Agent for Service)

With copies to:

Elizabeth J. Reza

Ropes & Gray LLP

Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199-3600

Approximate Date Of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective immediately, pursuant to Rule 485(b) under the Securities Act of 1933, as amended.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

Title of Securities Being Registered: Class A and Class I of Voya CBRE Long/Short Fund.

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

OF

CBRE CLARION LONG/SHORT FUND

a series of The Advisors’ Inner Circle Fund

P.O. Box 219009

Kansas City, Missouri 64121-9009

(855) 520-4227

To be held June 20, 2017

A Special Meeting of Shareholders (the “Special Meeting”) of CBRE Clarion Long/Short Fund (“CBRE Long/Short Fund”) will be held at 10:00 a.m., Eastern Time, on June 20, 2017, at the offices of SEI Investments Global Funds Services located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. At the Special Meeting, shareholders will consider the following proposal:

1.              To approve the Agreement and Plan of Reorganization (the “Agreement”) by and among each of CBRE Long/Short Fund, Voya CBRE Long/Short Fund (“Voya Long/Short Fund”), CBRE Clarion Securities LLC, and Voya Investments, LLC, providing for the reorganization of CBRE Long/Short Fund with and into Voya Long/Short Fund.

Shareholders of record as of the close of business on April 21, 2017, are entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements of the Special Meeting. The Proposal will be effected only if CBRE Long/Short Fund’s shareholders approve such Proposal.

The Board of Trustees of CBRE Long/Short Fund (the “AICF Board”) requests that you vote your shares by completing the enclosed proxy card and returning it in the enclosed postage paid return envelope or by voting by telephone or via the Internet using the instructions on the proxy card. THE AICF BOARD RECOMMENDS THAT YOU CAST YOUR VOTE FOR THE PROPOSAL AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS.

If you are voting by mail, please sign and promptly return the proxy card in the postage paid return envelope regardless of the number of shares owned. Proxy card instructions may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy card or by attending the Special Meeting and voting in person.

By order of the Board of Trustees

/s/ Michael Beattie
Michael Beattie
President
May 15, 2017

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PROXY STATEMENT/PROSPECTUS

May 15, 2017

Special Meeting of Shareholders of

CBRE Clarion Long/Short Fund

Scheduled for June 20, 2017

ACQUISITION OF THE ASSETS OF:	BY AND IN EXCHANGE FOR SHARES OF:

CBRE Clarion Long/Short Fund (A series of The Advisors’ Inner Circle Fund) P.O. Box 219009 Kansas City, Missouri 64121-9009 (855) 520-4227	Voya CBRE Long/Short Fund (A series of Voya Mutual Funds) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034 (800) 992-0180

(each an open-end management investment company)

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on June 20, 2017

This Proxy Statement/Prospectus and Notice of Special Meeting are available at:

proxyonline.com/docs/cbreclarionlongshort.pdf

The Proxy Statement/Prospectus explains concisely what you should know before voting on the matter described herein or investing in Voya CBRE Long/Short Fund. Please read it carefully and keep it for future reference.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TO OBTAIN MORE INFORMATION

To obtain more information on the funds listed below please write, call, or visit our website for a free copy of the current prospectus, statement of additional information, annual/semi-annual shareholder reports, or other information.

	CBRE Clarion Long/Short Fund	Voya CBRE Long/Short Fund
By Phone:	(855) 520-4227	(800) 992-0180

By Mail:	CBRE Clarion Long/Short Fund P.O. Box 219009 Kansas City, Missouri 64121-9009	Voya Investment Management 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034

By Internet:	www.cbreclarion.com	www.voyainvestments.com/literature

The following documents containing additional information about the funds, each having been filed with the U.S. Securities and Exchange Commission (“SEC”), are incorporated by reference into this Proxy Statement/Prospectus:

1.              The Statement of Additional Information dated May 15, 2017 relating to this Proxy Statement/Prospectus; and

2.              The Prospectus and Statement of Additional Information dated March 1, 2017 for CBRE Clarion Long/Short Fund.

The funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders, thereunder, and in accordance therewith, file reports and other information including proxy materials with the SEC.

You also may view or obtain these documents from the SEC:

In Person:	Public Reference Section 100 F Street, N.E. Washington, D.C. 20549 (202) 551-8090

By Mail:	U.S. Securities and Exchange Commission Public Reference Section 100 F Street, N.E. Washington, D.C. 20549 (Duplication Fee Required)

By Email:	publicinfo@sec.gov (Duplication Fee Required)

By Internet:	www.sec.gov

When contacting the SEC, you will want to refer to the funds’ SEC file numbers. The file number for the document listed above as (1) is 333-216028. The file number for the documents listed above as (2) is 811-06400.

TABLE OF CONTENTS

Introduction	1
What is happening?	1
Why did you send me this booklet?	1
How will the Reorganization work?	1
Why did CBRE Clarion propose the Reorganization?	1
How do I vote?	2
Whom should I call if I have questions?	2
Summary of the Proposed Reorganization	3
Who will manage Voya CBRE Long/Short Fund following the Reorganization?	3
Will there be any changes to my fees and expenses as a result of the Reorganization?	3
Will I have to pay any sales charges or exchange fees in connection with the Reorganization?	3
Will I have to pay a redemption fee in connection with the Reorganization?	3
What are the tax consequences of the Reorganization?	3
Proposal — Approval of the Reorganization	4
How do the investment objectives compare?	4
How do the fees and expenses compare?	4
How do the principal investment strategies compare?	5
How do the principal risks compare?	7
How do the purchase, exchange and redemption policies compare?	11
How do the distribution arrangements compare?	12
How do the fundamental investment policies compare?	12
How do the non-fundamental investment policies compare?	14
How does the performance compare?	14
How does the management compare?	15
Additional information about the Reorganization	16
The Reorganization Agreement	18
Expenses of the Reorganization	18
Portfolio Transitioning	18
Tax Considerations	18
Section 15(f) of the 1940 Act	19
What is the AICF Board’s recommendation?	20
What factors did the AICF Board consider?	20
What is the required vote?	21
What happens if shareholders do not approve the Reorganization?	21
General Information about the Proxy Statement/Prospectus	22
Who is asking for my vote?	22
How is my proxy being solicited?	22
What happens to my proxy once I submit it?	22
Can I revoke my proxy after I submit it?	22
How will my shares be voted?	22
How many shares are outstanding?	23
Can shareholders submit proposals for a future shareholder meeting?	23
Appendix A: Form of Plan of Reorganization	24
Appendix B: Additional Information about Voya CBRE Long/Short Fund	39
Portfolio Holdings Information	39
Choosing a Share Class	39
Sales Charges	40
How Shares Are Priced	42
How to Buy Shares	43
How to Sell Shares	45
How to Exchange Shares	47
Frequent Trading - Market Timing	48
Payments to Financial Intermediaries	50
Dividends, Distributions, and Taxes	51
Financial Highlights	53
Exhibit to Appendix B: Financial Intermediary Specific Sales Charge Waiver and Related Discount Policy Information	55
Appendix C: Service Providers	57
CBRE Clarion Securities, LLC	57
SEI Investments Global Fund Services	57
Voya Investments, LLC	57
Appendix D: Principal Risks for CBRE Clarion Long/Short Fund	59
Appendix E: Security Ownership of Certain Beneficial and Record Owners	62

INTRODUCTION

This Proxy Statement/Prospectus contains information that shareholders of CBRE Clarion Long/Short Fund (“CBRE Long/Short Fund”), a series of The Advisors’ Inner Circle Fund (the “AICF Trust”), should know before voting on the proposed reorganization that is described herein, and should be retained for future reference. This document is both the proxy statement of CBRE Long/Short Fund and also a prospectus for Voya CBRE Long/Short Fund (“Voya Long/Short Fund”), a newly created series of Voya Mutual Funds (“VMF”). CBRE Long/Short Fund and Voya Long/Short Fund are referred to collectively as the “Funds” and individually as a “Fund.”

What is happening?

On January 26, 2017 the AICF Trust announced that the Board of Trustees of the AICF Trust (the “AICF Board”) had approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) with VMF to reorganize CBRE Long/Short Fund into Voya Long/Short Fund (the “Reorganization”). Voya Long/Short Fund is a new series of VMF that was created specifically for the purpose of acquiring the assets and liabilities of CBRE Long/Short Fund. The Reorganization Agreement requires approval by shareholders of CBRE Long/Short Fund, and if approved, the Reorganization is expected to close on June 26, 2017, or such other date as the parties may agree (the “Closing Date”).

Why did you send me this booklet?

This booklet includes a combined proxy statement and prospectus (the “Proxy Statement/Prospectus”) and a Proxy Ballot for CBRE Long/Short Fund. It provides you with information you should review before providing voting instructions on the matters listed in the Notice of Special Meeting.

Because you, as a shareholder of CBRE Long/Short Fund, are being asked to approve a Reorganization Agreement that will result in a transaction in which you will ultimately hold shares of Voya Long/Short Fund, this Proxy Statement also serves as a prospectus for Voya Long/Short Fund.

How will the Reorganization work?

The Reorganization Agreement provides for: (i) the transfer of all of the assets of CBRE Long/Short Fund to Voya Long/Short Fund in exchange for shares of the Voya Long/Short Fund of equal aggregate net asset value (“NAV”); (ii) the assumption by Voya Long/Short Fund of all CBRE Long/Short Fund’s liabilities; (iii) the distribution by CBRE Long/Short Fund of Class A and Class I shares of Voya Long/Short Fund to the shareholders of Investor Class and Institutional Class shares, respectively, of CBRE Long/Short Fund; and (iv) the termination, dissolution and complete liquidation of CBRE Long/Short Fund.

If shareholders of CBRE Long/Short Fund approve the Reorganization, each owner of Investor Class and Institutional Class shares of CBRE Long/Short Fund would become a shareholder of the Class A and Class I shares, respectively, of Voya Long/Short Fund. The Reorganization is expected to be consummated on the Closing Date. Each shareholder of CBRE Long/Short Fund will hold, immediately after the close of the Reorganization (the “Closing”), shares of Voya Long/Short Fund having an aggregate value equal to the aggregate value of the shares of CBRE Long/Short Fund held by that shareholder as of the close of business on the Closing Date.

Why did CBRE Clarion propose the Reorganization?

In 2016, CBRE Clarion Securities LLC (“CBRE Clarion”), the investment adviser of CBRE Long/Short Fund, approached Voya Investments, LLC (“VIL”) with a proposal to effect a fund adoption though a reorganization of CBRE Long/Short Fund into a newly created shell fund. VIL would act as the investment adviser to the newly created shell fund with CBRE Clarion serving as the sub-adviser. CBRE Clarion has informed CBRE Long/Short Fund that a primary driver for the proposal was the strong distribution support that Voya and its affiliates (“Voya”) would be able to provide with respect to CBRE Long/Short Fund’s mandate. By adding strong distribution support, the Reorganization increases the likelihood that CBRE Long/Short Fund will continue to grow and that shareholders will experience economies and efficiencies associated with the orderly growth of assets.

CBRE Clarion currently serves as sub-adviser to three mutual funds in the Voya family of funds: Voya Real Estate Fund, Voya Global Real Estate Fund and Voya International Real Estate Fund. CBRE Clarion and Voya believe that positioning CBRE Long/Short Fund alongside the existing real estate funds as a suite of “real asset” funds will benefit the Fund and its shareholders.

Voya Investments Distributor, LLC, the distributor of the Voya Long/Short Fund, has provided distribution support for CBRE Long/Short Fund since January 2012, when it became registered as an investment company. That arrangement has helped facilitate the growth of the Fund from assets of about $100 million to approximately $470 million as of December 31, 2016. Notwithstanding this success, CBRE Clarion believes that CBRE Long/Short Fund will further benefit from being branded consistently within other funds offered by Voya and sub-advised by CBRE Clarion. CBRE Clarion and Voya believe common branding will increase the likelihood that analyst teams currently covering Voya-branded funds will cover CBRE Long/Short Fund and include that fund in existing discussions with intermediary research.

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As shareholders of Voya Long/Short Fund, shareholders of CBRE Long/Short Fund will also gain exchangeability across the Voya family of mutual funds, which include a broad array of asset classes and investment strategies. This may make it easier for those shareholders to pursue their asset allocation strategies.

Pursuant to a separate agreement between CBRE Clarion and Voya, CBRE Clarion will receive payments from Voya in connection with the Reorganization, which will be made by Voya from its own resources and not by CBRE Long/Short Fund or Voya Long/Short Fund or their shareholders. These payments will be made in consideration of a number of factors, including CBRE Clarion’s efforts to market CBRE Long/Short Fund since its inception, and also in recognition that CBRE Clarion has paid compensation to an affiliate of Voya in relation to CBRE Long/Short Fund’s subscriptions since January 2012.

How do I vote?

You can vote in one of four ways:

•                  By telephone (call the toll free number listed on your proxy card)

•                  By Internet (log on to the Internet site listed on your proxy card)

•                  By mail (using the enclosed postage prepaid envelope)

•                  In person at the shareholder meeting scheduled to occur at 10:00 a.m., Eastern Time, on June 20, 2017, at the offices of SEI Investments Global Funds Services located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

We encourage you to vote as soon as possible so we can reach the needed quorum for the vote and avoid the cost of additional solicitation efforts. Please refer to the enclosed proxy card for instructions for voting by telephone, Internet or mail.

Whom should I call if I have questions?

If you have questions about the proposal described in the combined Proxy Statement/Prospectus, please call CBRE Long/Short Fund’s proxy solicitor, toll free at (800) 769-7666. If you have any questions about voting procedures, please call the number listed on your proxy card. Representatives will be available Monday through Friday from 9:00 a.m. to 10:00 p.m., Eastern Time.

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SUMMARY OF THE PROPOSED REORGANIZATION

You should read this entire Proxy Statement/Prospectus, and the Reorganization Agreement, which is included in Appendix A. For more information about Voya Long/Short Fund, please consult Appendix B.

Who will manage Voya CBRE Long/Short Fund following the Reorganization?

It is proposed that VIL will serve as investment adviser to Voya Long/Short Fund and that, following the Reorganization, CBRE Clarion, the current investment adviser to CBRE Long/Short Fund, will serve as sub-adviser to Voya Long/Short Fund pursuant to a sub-advisory agreement with VIL.

VIL will act as a “manager-of-managers” for Voya Long/Short Fund. VIL will have the ultimate responsibility, subject to the oversight of the Board of Trustees of VMF (the “VMF Board”), to oversee any sub-advisers and to recommend the hiring, termination, or replacement of sub-advisers. Voya Long/Short Fund and VIL have received exemptive relief from the SEC which permits VIL, with the approval of the VMF Board but without obtaining shareholder approval, to enter into or materially amend a sub-advisory agreement with certain sub-advisers.

Consistent with the “manager-of-managers” structure, VIL will delegate to CBRE Clarion the responsibility for day-to-day investment management subject to VIL’s oversight. VIL is responsible for, among other things, monitoring the investment program and performance of the sub-adviser of Voya Long/Short Fund. Pursuant to the exemptive relief, VIL, with the approval of the VMF Board, has the discretion to terminate any sub-adviser, and to allocate and reallocate Voya Long/Short Fund’s assets among other sub-advisers. For more information on the “manager-of-managers” structure, please see Appendix C.

In connection with the proposed Reorganization, Voya and CBRE Clarion have agreed that VIL will not terminate, or recommend that the VMF Board approve the termination of, the sub-advisory agreement with CBRE Clarion with respect to the Voya Long/Short Fund, provided that VIL will continue to have the right to terminate or recommend the termination of such sub-advisory agreement if VIL, in its reasonable good faith judgment, believes that such termination or recommendation is required in the best interests of the investors of Voya Long/Short Fund or is otherwise required to comply with applicable law, VIL’s fiduciary duties, the actions, directions or decisions of the VMF Board, obligations to investors or any other third-party rights.

Despite these structural differences, Voya Long/Short Fund is expected to be managed in a substantially identical manner to CBRE Long/Short Fund. In particular, the same portfolio managers that currently manage CBRE Long/Short Fund will manage Voya Long/Short Fund following the Reorganization.

Will there be any changes to my fees and expenses as a result of the Reorganization?

Yes, it is anticipated that the net expense ratios for all classes of shares of Voya Long/Short Fund will be lower than the net expense ratios of CBRE Long/Short Fund.The management fee to be paid by Voya Long/Short Fund is higher than the management fee paid by CBRE Long/Short Fund; however, the management fee paid by Voya Long/Short Fund includes administrative services which are a separate expense for CBRE Long/Short Fund. Voya Long/Short Fund’s management fee is the same as the combined management fee and administrative services fee paid by CBRE Long/Short Fund.

Will I have to pay any sales charges or exchange fees in connection with the Reorganization?

No. You will not have to pay any front-end sales charges, contingent deferred sales charges (“CDSCs”) or exchange fees in connection with the Reorganization. Voya Long/Short Fund’s Class A shares sales charges (including front-end sales charges and CDSCs) will not apply to investors who held Investor Shares of CBRE Long/Short Fund prior to the date of the Reorganization and received Class A shares of the Voya Long/Short Fund as a result of the Reorganization, including with respect to additional purchases of Class A shares by the same account.

Will I have to pay a redemption fee in connection with the Reorganization?

No. You will not have to pay a redemption fee in connection with the Reorganization.

What are the tax consequences of the Reorganization?

The Reorganization is expected to qualify as tax-free for U.S. federal income tax purposes. Accordingly, it is expected that CBRE Long/Short Fund shareholders will not, and CBRE Long/Short Fund generally will not, recognize any gain or loss as a result of the Reorganization for U.S. federal income tax purposes. CBRE Long/Short Fund anticipates receiving a legal opinion as to this and other expected U.S. federal income tax consequences of the Reorganization. It is possible that the Internal Revenue Service (“IRS”) or a court could disagree with this legal opinion. If CBRE Long/Short Fund holds securities in certain foreign jurisdictions, the Reorganization may cause CBRE Long/Short Fund or Voya Long/Short Fund to incur stamp tax or other transfer costs or expenses.

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PROPOSAL — APPROVAL OF THE REORGANIZATION

How do the investment objectives compare?

As described in the chart that follows, CBRE Long/Short Fund and Voya Long/Short Fund have substantially similar objectives.

	CBRE Long/Short Fund	Voya Long/Short Fund
Investment Objective

The investment objective of CBRE Long/Short Fund is to provide total return, consisting of capital appreciation and current income, while attempting to preserve capital and mitigate risk by employing hedging strategies, primarily short selling.

Voya Long/Short Fund seeks total return including capital appreciation and current income.

Each Fund’s investment objective is non-fundamental and may be changed by a vote of its Board, without shareholder approval. A Fund will provide 60 days’ prior written notice of any change in a non-fundamental investment objective.

How do the fees and expenses compare?

These tables describe the fees and expense that you may pay if you buy and hold shares of the Funds. Pro Forma fees and expenses, which are the estimated fees and expenses of Voya Long/Short Fund after giving effect to the Reorganization, assume the Reorganization occurred on October 31, 2016. Shareholders of CBRE Long/Short Fund will not pay any sales charges or redemption fees in connection with the Reorganization. In addition, Voya Long/Short Fund’s Class A shares sales charges (including front-end sales charges and CDSCs) will not apply to investors who held Investor Class shares of CBRE Long/Short Fund prior to the date of the Reorganization and received Class A shares of the Voya Long/Short Fund as a result of the Reorganization, including with respect to additional purchases of Class A shares by the same account.

Shareholder Fees

Fees paid directly from your investment

	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less		Redemption Fee as a % of amount redeemed
CBRE Long/Short Fund — Investor Class	None	None		2.00	(1)
Voya Long/Short Fund — Class A	5.75	None	(2)	N/A

CBRE Long/Short Fund — Institutional Class	None	None		2.00	(1)
Voya Long/Short Fund —Class I	None	None		N/A

Annual Fund Operating Expenses(3)

Expenses you pay each year as a % of the value of your investment

		CBRE Long/Short Fund			Voya Long/Short Fund Pro Forma
		Investor Class			Class A
Management Fees	%		1.25				1.35
Distribution and/or Shareholder Services (12b-1) Fees	%		0.25				0.25
Other Expenses	%		2.86				2.71
Dividend, Interest and Stock Loan Expense on Securities Sold Short	%	2.58			2.58
Shareholder Servicing Fees	%	0.10			None
Other Operating Expenses	%	0.18			0.13	(5)
Total Annual Fund Operating Expenses	%		4.36				4.31
Less Fee Reductions and/or Expense Reimbursements	%		None	(4)			None	(6)
Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements	%		4.36				4.31

		Institutional Class			Class I
Management Fees	%		1.25				1.35
Distribution and/or Shareholder Services (12b-1) Fees	%		None				None
Other Expenses	%		2.82				2.68
Dividend, Interest and Stock Loan Expense on Securities Sold Short	%	2.58			2.58
Shareholder Servicing Fees	%	0.06			None
Other Operating Expenses	%	0.18			0.10	(5)
Total Annual Fund Operating Expenses	%		4.07				4.03
Less Fee Reductions and/or Expense Reimbursements	%		None	(4)			None	(6)
Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements	%		4.07				4.03

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(1)         A 2.00% redemption fee will be charged on the redemption of shares held less than 60 days. The redemption fee will not apply to shares purchased with reinvested dividends or distributions.

(2)         A contingent deferred sales charge applies to shares purchased without an initial sales charge, as part of an investment of $1 million or more, and redeemed within 18 months of purchase.

(3)         Expense ratios have been adjusted to reflect current contractual rates.

(4)         CBRE Clarion has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements (excluding Dividend, Interest and Stock Loan Expense on Securities Sold Short, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.99% and 1.64% of CBRE Long/Short Fund’s Investor Class shares’ average daily net assets and CBRE Long/Short Fund’s Institutional Class shares’ average daily net assets, respectively, until February 28, 2018 (the “contractual expense limit”). In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit, CBRE Clarion may receive from CBRE Long/Short Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recover all or a portion of its fee reductions or expense reimbursements made during the preceding three-year period during which this agreement (or any prior agreement) was in place. This agreement may be terminated: (i) by the AICF Board, for any reason at any time, or (ii) by CBRE Clarion, upon ninety (90) days’ prior written notice to the AICF Trust, effective as of the close of business on February 28, 2018.

(5)         Other Expenses are based on estimated amounts for the current fiscal year.

(6)         VIL is contractually obligated to limit the expenses to 1.89% and 1.64% for Class A and Class I shares, respectively, through March 1, 2019. The limitations do not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, Dividend, Interest and Stock Loan Expense on Securities Sold Short, and Acquired Fund Fees and Expenses. Amounts waived or reimbursed pursuant to these limitations are subject to possible recoupment by VIL within 36 months of the waiver or reimbursement, subject to the expense limitation in effect at the time of such waiver or reimbursement or at the time of recoupment, whichever is lower. Termination or modification of these obligations requires approval by the VMF Board.

Expense Examples

The Examples are intended to help you compare the costs of investing in shares of CBRE Long/Short Fund and Voya Long/Short Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Funds for the time periods indicated. The Examples also assume that your investment had a 5% return during each year and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower based on these assumptions your costs would be:

	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
CBRE Long/Short Fund — Investor Class	Sold or Held	$437	1,321	2,215	4,502
Voya Long/Short Fund — Class A (Pro Forma)	Sold or Held	$983	1,806	2,641	4,780

CBRE Long/Short Fund — Institutional Class	Sold or Held	$409	1,238	2,083	4,264
Voya Long/Short Fund — Class I (Pro Forma)	Sold or Held	$405	1,227	2,064	4,231

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods. The Example for Class A shares of Voya Long/Short Fund reflects the deduction of the maximum sales charge. This sales charge will not apply to investors who held Investor Shares of CBRE Long/Short Fund prior to the date of the Reorganization and received Class A shares of the Voya Long/Short Fund as a result of the Reorganization, including with respect to additional purchases of Class A shares by the same account.

How do the principal investment strategies compare?

The Funds have substantially identical principal investment strategies. Both Funds seek to achieve their investment objective by taking long and short positions in equity securities of companies that are principally engaged in the real estate industry. Additionally, CBRE Clarion will use the same multi-step investment process for constructing Voya Long/Short Fund’s investment portfolio as is currently used to construct CBRE Long/Short Fund’s investment portfolio. Although the principal investment strategies are substantially similar, each Fund uses different terminology to describe the investment strategies applicable to it. The following chart compares the principal investment strategies of CBRE Long/Short Fund and Voya Long/Short Fund. The differences between the principal investment strategies as described below do not reflect a material difference in the manner in which each Fund is managed, except that Voya Long/Short Fund, as a fund in the Voya family of funds, will be permitted to participate in the Voya securities lending program.

	CBRE Long/Short Fund	Voya Long/Short Fund
Investment Strategies

The Fund seeks to achieve its objective by taking long and short positions in equity securities of companies that are principally engaged in the real estate industry (“real estate companies”). The Adviser defines a real estate company as a company that derives its intrinsic value from owning, operating, leasing, developing, managing, brokering and/or selling commercial or residential real estate, land or infrastructure. Real estate companies include, for example, real estate investment trusts (“REITs”). To take a long position, the Fund purchases a security outright; with a short position, the Fund sells a

The Fund seeks to achieve its investment objective by taking long and short positions in equity securities of companies that are principally engaged in the real estate industry (“real estate companies”). The sub-adviser (“Sub-Adviser”) defines a real estate company as a company that derives its intrinsic value from owning, operating, leasing, developing, managing, brokering and/or selling commercial or residential real estate, land or infrastructure. Real estate companies include, for example, real estate investment trusts.

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CBRE Long/Short Fund	Voya Long/Short Fund

security that it has borrowed. When the Fund sells a security short, it borrows the security from a third party and sells it at the then current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender. Short positions may be used either to hedge long positions or to seek positive returns in instances where the Adviser believes a security’s price will decline. The Fund will either realize a profit or incur a loss from a short position, depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and the time when the Fund replaces the borrowed security. The Fund may reinvest the proceeds of its short sales by taking additional long positions, thus allowing the Fund to maintain long positions in excess of 100% of its net assets. The Adviser varies the Fund’s long and short exposures over time, based on its assessment of market conditions and other factors, but expects the Fund to maintain net-long exposure over multi-year periods.

While the Fund expects to invest primarily in common stock, it may also invest in other equity securities including depositary receipts with characteristics similar to common stock, preferred stocks, shares of exchange-traded funds (“ETFs”), convertible securities, and rights or warrants to buy common stocks. The Fund may also create short positions in ETFs. In addition, the Fund may invest in exchange-traded options (i) as tools in the management of portfolio assets, (ii) to hedge various investments for risk management and/or (iii) for income enhancement, which is also known as speculation.

The Fund may invest in securities of companies of any market capitalization and, as a general matter, the Fund expects its investments to be primarily in equity securities issued by U.S. companies. However, the Fund may invest up to 50% of its assets in securities of non-U.S. issuers, including emerging market issuers, denominated in U.S. dollars, non-U.S. currencies or multinational currency units. The Fund may utilize forward contracts and create short positions in currency-related ETFs to hedge its currency exposure. The Fund is non-diversified, meaning that it may invest a large percentage of its assets in a single issuer or a relatively small number of issuers.

The Adviser utilizes a multi-step investment process for constructing the Fund’s investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection. The Adviser first selects property sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of listed and direct real estate market trends and conditions. The Adviser then uses an in-house valuation process to identify investments that it believes demonstrate superior current income and growth potential relative to their peers. The

When the Fund sells a security short, it borrows the security from a third party and sells it at the then current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender. The Fund will either realize a profit or incur a loss from a short position, depending on whether the value of the underlying security decreases or increases, respectively, between the time it is sold and the time when the Fund replaces the borrowed security. Short positions may be used either to eliminate or reduce investment or risk exposures within the Fund’s portfolio or to seek positive returns in instances where the Sub-Adviser believes a security’s price will decline.

There is no limit on the amount of the Fund’s short exposure, and it is possible that the Fund’s short exposure may equal or exceed the value of the Fund’s net assets. The Fund may invest the proceeds of its short sales in additional long positions, thus allowing the Fund to maintain long positions in excess of 100% of its net assets. The Fund’s use of short sales, and its investment of the short proceeds in additional long positions, will create investment leverage in the portfolio. The Fund may lose money on both the long positions in its portfolio and on its short positions at the same time. The Sub-Adviser varies the Fund’s long and short exposures over time, based on its assessment of market conditions and other factors, but expects the Fund to maintain net-long exposure over multi-year periods.

Under normal circumstances, the Fund invests primarily in equity securities including common stocks, preferred stocks, convertible securities, rights or warrants to buy common or preferred stocks, and depositary receipts providing indirect exposures to common or preferred stocks. The Fund may invest in initial public offerings. The Fund may invest up to 50% of its total assets in securities of non-U.S. issuers, including securities of issuers located in developed and emerging market countries. Securities may be denominated in U.S. dollars, non-U.S. currencies, or multinational currency units. The Fund may, but will not necessarily, hedge its currency exposure to securities denominated in non-U.S. currencies. The Fund may invest in pooled vehicles that hold non-U.S. currency to hedge its currency exposure or to enhance returns. The Fund may invest in securities of companies of any market capitalization. The Fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer.

The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”) and inverse ETFs, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”). The Fund may invest in short positions in ETFs.

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CBRE Long/Short Fund	Voya Long/Short Fund

Adviser’s in-house valuation process examines several factors, including the value and quality of a company’s properties, its capital structure, its strategy and the ability of its management team. Short positions are an important part of the Fund’s investment strategy. Short selling is expected to contribute to performance as well as to help preserve capital during declines in the real estate securities market. Companies that are valued unfavorably using the Adviser’s in-house process are considered for short positions, although the Adviser also considers a company’s size relative to its property sector or geographic region, as well as its liquidity. The Fund may buy and sell investments frequently, which could result in a high portfolio turnover rate.

The Fund may invest in derivative instruments including options and forwards. The Fund typically uses derivatives to seek to reduce exposure or other risks such as interest rate or currency risk, as a substitute for taking a position in the underlying asset, and/or in an effort to enhance returns in the Fund.

The Sub-Adviser utilizes a multi-step investment process for constructing the Fund’s investment portfolio that combines top-down geographic region and property sector allocation with bottom-up individual stock selection. The Sub-Adviser first selects property sectors and geographic regions in which to invest, and determines the degree of representation in the portfolio of such sectors and regions, through a systematic evaluation of real estate market trends and conditions. The Sub-Adviser then uses a proprietary valuation process to identify real estate companies that it believes exhibit superior current income and/or growth potential relative to their peers. The Sub-Adviser’s proprietary valuation process examines several factors, including the value and quality of a company’s properties, its capital structure, its strategy and the ability of its management team.

Short positions are an important part of the Fund’s investment strategy. The Sub-Adviser seeks to use short-selling to contribute to the Fund’s performance and to help preserve capital during declines in the real estate securities market. Securities that are valued unfavorably using the Sub-Adviser’s in-house process are considered for short positions, although the Sub-Adviser will consider various other factors, such as a company’s size relative to its property sector or geographic region, as well as a security’s liquidity, in determining whether to short a security. The Fund may buy and sell investments frequently, which could result in a high portfolio turnover rate.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

How do the principal risks compare?

The principal risks associated with an investment in CBRE Long/Short Fund are substantially similar to the principal risks associated with an investment in Voya Long/Short Fund because the Funds have substantially similar investment objectives and substantially identical principal investment strategies. Although the principal risks are substantially similar, each Fund uses different terminology to describe the principal risks applicable to such Fund’s principal investment strategy. Voya Long/Short Fund is subject to additional risks associated with its participation in the Voya securities lending program, as described in more detail below. The principal risks for Voya Long/Short Fund are described below. For the principal risks associated with an investment in CBRE Long/Short Fund, please consult Appendix D.

Company: The price of a company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, reduced demand for company goods or services, regulatory fines and judgments, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

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Concentration: As a result of Voya Long/Short Fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry or group of industries, Voya Long/Short Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. Financial, economic, business, and other developments affecting issuers in a particular industry or group of industries will have a greater effect on Voya Long/Short Fund, and if securities of the particular industry or group of industries as a group fall out of favor, Voya Long/Short Fund could underperform, or its net asset value may be more volatile than, funds that have greater industry diversification.

•                  Real Estate Industry: Issuers principally engaged in real estate, including real estate investment trusts may be subject to risks similar to the risks associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property. In addition these investments may be affected by such factors as falling real estate prices, rising interest rates or property taxes, high foreclosure rates, environmental problems, zoning changes, overbuilding, overall declines in the economy and the management skill and creditworthiness of the company. Real estate investment trusts may also be affected by tax and regulatory requirements.

Convertible Securities: Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk. The value of a convertible security will normally fluctuate in some proportion to changes in the value of the underlying security because of the conversion or exercise feature However, the value of a convertible security may not increase or decrease as rapidly as the underlying security. Convertible securities may be rated below investment grade and therefore subject to greater levels of credit risk and liquidity risk. In the event the issuer of a convertible security is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, Voya Long/Short Fund could lose money; such events may also have the effect of reducing Voya Long/Short Fund’s distributable income. There is a risk that Voya Long/Short Fund may convert a convertible security at an inopportune time, which may decrease Fund returns.

Currency: To the extent that Voya Long/Short Fund invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by Voya Long/Short Fund through foreign currency exchange transactions. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by Voya Long/Short Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on Voya Long/Short Fund and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so Voya Long/Short Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose Voya Long/Short Fund to the risk of improper valuation. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forward foreign currency exchange contracts, and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause Voya Long/Short Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains. The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and other countries outside of the European Union) is implementing similar requirements, which will affect Voya Long/Short Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose Voya Long/Short Fund to new kinds of costs and risks.

Foreign Investments/Developing and Emerging Markets: The greater the extent of Voya Long/Short Fund’s investments in the securities of issuers in markets outside the U.S., the greater the potential volatility of Voya Long/Short Fund’s share price due to, among other things, the following factors: comparatively unstable political, social and economic conditions and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to

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the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations, creation of monopolies, and seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on international aid, agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures and legal systems, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, volatile currency exchange rates, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets generally.

Initial Public Offerings: Investments in initial public offerings (“IPOs”) and companies that have recently gone public have the potential to produce substantial gains for Voya Long/Short Fund. However, there is no assurance that Voya Long/Short Fund will have access to profitable IPOs or that the IPOs in which the Fund invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When Voya Long/Short Fund’s asset base is small, the impact of such investments on the Fund’s return will be magnified. If Voya Long/Short Fund’s assets grow, it is likely that the effect of the Fund’s investment in IPOs on the Fund’s return will decline.

Investment Model: A manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. The proprietary models used by a manager to evaluate securities or securities markets are based on the manager’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

Issuer Non-Diversification: A “non-diversified” investment company is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified” and could underperform compared to such funds. Even though classified as non-diversified, Voya Long/Short Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, Voya Long/Short Fund would benefit less from appreciation in a single issuer than if it had greater exposure to that issuer.

Liquidity: If a security is illiquid, Voya Long/Short Fund might be unable to sell the security at a time when Voya Long/Short Fund’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing Voya Long/Short Fund to the risk that the price at which it sells illiquid securities will be less than the price at which they were valued when held by Voya Long/Short Fund. The prices of illiquid securities may be more volatile than more liquid investments. The risks associated with illiquid securities may be greater in times of financial stress. Voya Long/Short Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to Voya Long/Short Fund.

Market: Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of Voya Long/Short Fund to achieve its investment objectives.

Market Capitalization: Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.

Other Investment Companies: The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Shares of investment

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companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of Voya Long/Short Fund. The investment policies of the other investment companies may not be the same as those of Voya Long/Short Fund; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which Voya Long/Short Fund is typically subject.

Other investment companies include ETFs. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF’s shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges’ officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally.

Inverse ETFs seek to provide investment results that match a certain percentage of the inverse of the results of a specific index. As such, investing in inverse ETFs may prevent Voya Long/Short Fund from participating in market- or sector-wide gains and also may not prove to be an effective hedge. In addition to the risks associated with ETFs, inverse ETFs may use short sale or derivatives to match the inverse performance of the indices they track which may subject investments in inverse ETFs to these additional risks. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

Portfolio Turnover: Voya Long/Short Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples above, affect Voya Long/Short Fund’s performance.

Real Estate Companies and Real Estate Investment Trusts (“REITs”): Investing in real estate companies and REITs may subject Voya Long/Short Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, environmental problems, overbuilding, high foreclosure rates and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. Some REITs may invest in a limited number of properties, in a narrow geographic area or in a single property type, which increases the risk that Voya Long/Short Fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, market interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. Voya Long/Short Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.

Securities Lending: Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, Voya Long/Short Fund will receive cash or U.S. government securities as collateral. Investment risk is the risk that Voya Long/Short Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that Voya Long/Short Fund will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing Voya Long/Short Fund to be more volatile. The use of leverage may increase expenses and increase the impact of Voya Long/Short Fund’s other risks.

Voya Long/Short Fund seeks to minimize investment risk by limiting the investment of cash collateral to high-quality instruments of short maturity. In the event of a borrower default, Voya Long/Short Fund will be protected to the extent Voya Long/Short Fund is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. Voya Long/Short Fund is protected by its securities lending agent, which has agreed to indemnify Voya Long/Short Fund from losses resulting from borrower default.

Short Sales: Short sales involve selling a security Long/Short Fund does not own in anticipation that the security’s price will decline. When Voya Long/Short Fund sells a security short and the price of that security rises, it creates a loss. Short sales create leverage and could increase volatility. Short sales expose Voya Long/Short Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss. Voya Long/Short Fund could lose money if it cannot buy a security at the time and price that would be most beneficial. When Voya Long/Short Fund must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss may be greater for a short sale than for a short sale “against the box.” A short sale “against the box” may be used to hedge against market risks when the manager believes that the price of a security may decline, causing the value of a security owned by Voya Long/Short Fund or a security convertible into or exchangeable for such security, to decline. In such case, any future losses in the long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities Voya Long/Short Fund owns.

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Additional Information Regarding Voya Long/Short Fund’s Risks

The following risks provide additional information about certain aspects of Voya Long/Short Fund’s principal risks described above.

Counterparty: The entity with which Voya Long/Short Fund conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that Voya Long/Short Fund owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, that Fund may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions or when Voya Long/Short Fund conducts business with a limited number of counterparties.

Duration: One measure of risk for debt instruments is duration. Duration measures the sensitivity of a bond’s price to market interest rate movements and is one of the tools used by a portfolio manager in selecting debt instruments. Duration is a measure of the average life of a bond on a present value basis which was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. As a point of reference, the duration of a non-callable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years and the duration of a non-callable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in market interest rates may impact the duration calculation. For example, the price of a bond with an average duration of 4.5 years would be expected to fall approximately 4.5% if market interest rates rose by one percentage point. Conversely, the price of a bond with an average duration of 4.5 years would be expected to rise approximately 4.5% if market interest rates dropped by one percentage point.

Investment by Other Funds: Various other funds and/or funds-of-funds, including some Voya funds, may invest in Voya Long/Short Fund. If investments by these other funds result in large inflows or outflows of cash from Voya Long/Short Fund, Voya Long/Short Fund could be required to sell securities or invest cash at times, or in ways, that could negatively impact its performance, speed the realization of capital gains, or increase transaction costs. While it is very difficult to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. These transactions also could increase transaction costs or portfolio turnover or affect the liquidity of Voya Long/Short Fund’s portfolio.

Leverage: Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities, short sales, and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk and adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount paid for the derivative. The use of leverage may exaggerate any increase or decrease in the net asset value, causing Voya Long/Short Fund to be more volatile. The use of leverage may increase expenses and increase the impact of Voya Long/Short Fund’s other risks. The use of leverage may cause Voya Long/Short Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet regulatory requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause Voya Long/Short Fund to be more volatile than if Voya Long/Short Fund had not been leveraged.

Manager: Voya Long/Short Fund is subject to manager risk because it is an actively managed investment portfolio. The adviser, the sub-adviser or each individual portfolio manager will make judgments and apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions will produce the desired results.

Operational: Voya Long/Short Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect Voya Long/Short Fund and its shareholders, despite the efforts of Voya Long/Short Fund and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. Cyber-attacks, disruptions, or failures that affect Voya Long/Short Fund’s service providers, counterparties, market participants, or issuers of securities held by Voya Long/Short Fund may adversely affect Voya Long/Short Fund and its shareholders, including by causing losses or impairing Voya Long/Short Fund’s operations.

An investment in Voya Long/Short Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

How do the purchase, exchange and redemption policies compare?

The Funds have generally similar policies for buying and selling shares. Investors may invest in the Funds through a financial intermediary, by mail, by wire or with respect to Investor Class shares of CBRE Long/Short Fund and Class A and Class I shares of Voya Long/Short Fund, through an automatic investment plan/preauthorized investment plan. Investors may redeem their shares in either Fund by contacting their financial intermediary, by mail or by telephone. In addition, CBRE Long/Short Fund offers a systematic withdrawal plan for Investor Class shares and Voya Long/Short Fund offers a systematic withdrawal plan for Class A and Class I shares.

While the policies for buying and selling shares are similar, Voya Long/Short Fund has different minimum initial investment requirements and, with respect to Class I shares, has different shareholder eligibility requirements than CBRE Long/Short Fund. Shareholders of CBRE Long/Short Fund who receive shares of Voya Long/Short Fund in connection with the Reorganization will

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not be subject to the higher minimum investment amounts or the different shareholder eligibility requirements of the Voya Long/Short Fund.

Shareholders of CBRE Long/Short Fund are subject to a redemption fee if they redeem their shares within 60 days of the date of purchase of such shares. Shareholders of Voya Long/Short Fund will not be subject to a redemption fee and will have access to broader exchange privileges that allow for exchange into other funds in the Voya family of funds. For more information on these policies, please see Appendix B.

How do the distribution arrangements compare?

SEI Investments Distribution Co. (the “SEI Distribution”) serves as distributor and principal underwriter for shares of CBRE Long/Short Fund. SEI Distribution is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. Voya Investments Distributor, LLC (“VID”) is the principal underwriter and distributor for shares of Voya Long/Short Fund. VID is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. SEI Distribution and VID are each members of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Each Fund has adopted certain distribution and shareholder servicing plans as described in more detail below. Because these distribution and shareholder servicing fees are paid on an ongoing basis, over time these fees will increase the costs of your investment and cost you more than paying other types of sales charges.

Investor Class Shares of CBRE Long/Short Fund

CBRE Long/Short Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act, for Investor Class shares that allows the Fund to pay distribution and/or service fees for the sale and distribution of Fund shares, and for services provided to shareholders. The maximum annual 12b-1 fee for Investor Class shares of CBRE Long/Short Fund is 0.25%. In addition, CBRE Long/Short Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.20% based on the average daily net assets of the Fund’s Investor Class shares. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services.

Class A Shares of Voya Long/Short Fund

Voya Long/Short Fund has also adopted a distribution and/or shareholder servicing plan adopted pursuant to Rule 12b-1 of the 1940 Act (the “Voya 12b-1 Plan”) for Class A shares. These fees are paid by Voya Long/Short Fund on an ongoing basis as compensation for the services VID provides and the expenses it bears in connection with the sale and distribution of the Fund’s shares and/or in connection with the personal services rendered to Fund shareholders and the maintenance of shareholder accounts. The maximum annual rates at which the distribution and/or servicing fees may be paid under the Voya 12b-1 Plan (calculated as a percentage of Voya Long/Short Fund’s average daily net assets attributable to the particular class of shares) is 0.25%.

Institutional Class Shares of CBRE Long/Short Fund

CBRE Long/Short Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.10% based on the average daily net assets of the Fund’s Institutional Class shares. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services.

Class I Shares of Voya Long/Short Fund

Voya Long/Short Fund has not adopted a distribution and/or shareholder servicing plan with respect to Class I shares.

How do the fundamental investment policies compare?

The fundamental investment policies of the Funds are substantially similar. Although each Fund describes its fundamental investment policies differently, these differences do not reflect a material difference between the fundamental policies that govern investments by the Funds. All of the investment policies described in the table below are fundamental, meaning these policies may not be changed without shareholder approval.

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	CBRE Long/Short Fund	Voya Long/Short Fund
Concentration

CBRE Long/Short Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time; provided, however, that CBRE Long/Short Fund will concentrate its investments in securities of companies that are principally engaged in the real estate industry.

Voya Long/Short Fund will, under normal market conditions, invest at least 25% of the value of its total assets at the time of purchase in the securities of issuers conducting their business activities in the real estate group of industries. In addition, (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, or tax exempt securities issued by any state or territory of the United States, or any of their agencies, instrumentalities, or political subdivisions; and (ii) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

Borrowing and Issuing Senior Securities

CBRE Long/Short Fund may not borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Voya Long/Short Fund will not borrow money, except to the extent permitted by the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Fund.

Voya Long/Short Fund will not issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

Lending

CBRE Long/Short Fund may not make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Voya Long/Short Fund will not make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Fund. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans.

Commodities and Real Estate

CBRE Long/Short Fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Voya Long/Short Fund will not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

Voya Long/Short Fund will not purchase or sell real estate, except that the Fund may: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

Underwriting

CBRE Long/Short Fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Voya Long/Short Fund will not underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies.

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How do the non-fundamental investment policies compare?

The Funds have different non-fundamental investment policies as described in the table below. These differences do not reflect a material difference in the manner in which each Fund is managed. Non-fundamental investment policies may be changed without shareholder approval.

	CBRE Long/Short Fund	Voya Long/Short Fund
Illiquid securities	CBRE Long/Short Fund may not hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund’s net assets.	No stated policy.
Loans

CBRE Long/Short Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in its Statement of Additional Information.

Please see the fundamental policy described above.
Commodities and Real Estate

CBRE Long/Short Fund may not purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that a Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

Please see the fundamental policy described above.

How does the performance compare?

No performance information is included here for Voya Long/Short Fund since the Fund has not yet commenced investment operations. Voya Long/Short Fund will assume the performance history of CBRE Long/Short Fund at the closing of the Reorganization. Performance information for CBRE Long/Short Fund is presented below.

The bar chart and the performance table below illustrate the risks and volatility of an investment in CBRE Long/Short Fund by showing changes in CBRE Long/Short Fund’s Investor Class shares’ performance from year to year and by showing how CBRE Long/Short Fund’s Investor Class shares’ and Institutional Class shares’ average annual total returns for 1, 5, and 10 years and since inception compare with those of a broad measure of market performance. Of course, CBRE Long/Short Fund’s past performance (before and after taxes) does not necessarily indicate how CBRE Long/Short Fund or Voya Long/Short Fund will perform in the future.

CBRE Long/Short Fund acquired substantially all of the assets of another fund after the close of business on December 30, 2011. The performance shown in the bar chart and the performance table includes the performance of that predecessor fund for periods prior to December 30, 2011. The predecessor fund was managed by CBRE Clarion using investment policies, objectives, guidelines and restrictions that were in all material respects equivalent to the management of CBRE Long/Short Fund. However, the predecessor fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as CBRE Long/Short Fund. If it had been, the predecessor fund’s performance may have been lower. The performance information in the bar chart and table for periods prior to December 30, 2011 reflects all fees and expenses, including a performance fee, incurred by the predecessor fund. The performance information for periods prior to December 30, 2011 has not been adjusted to reflect the expenses of the Investor Class or Institutional Class shares expenses. If the performance had been adjusted to reflect Investor Class or Institutional Class shares’ expenses, the performance may have been higher or lower for a given period depending on the expenses incurred by the predecessor fund for that period. The predecessor fund’s expenses varied from year to year, primarily depending on whether a performance fee was incurred.

Updated performance information is available on CBRE Long/Short Fund’s website at www.cbreclarion.com or by calling (855) 520-4227.

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CBRE Long/Short Fund — Investor Class Shares

(as of December 31 of each year)

Best quarter 13.87%, 09/30/2009 and Worst quarter (6.85)%, 06/30/2015

Average Annual Total Returns for Periods Ended December 31, 2016

This table compares CBRE Long/Short Fund’s average total returns for the periods ended December 31, 2016 to those of an appropriate broad based index. In addition, the table shows how CBRE Long/Short Fund’s average annual total returns compare with the returns of (i) an index designed to represent the performance of the long/short hedge fund market and (ii) an index designed to represent the performance of the U.S. equity REIT market.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns cannot be calculated for periods before CBRE Long/Short Fund’s registration as a mutual fund and they are, therefore, unavailable for the 10 Year and Since Inception periods. Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares. After-tax returns are shown only for Investor Class shares. After-tax returns for Institutional Class shares will vary.

	1 Year	5 Year	10 Year	Since Inception(1)	Inception Date
Investor Class before taxes %	(1.28)	2.17	3.27	7.84	11/20/00
After taxes on Distributions %	(2.05)	1.53	N/A	N/A
After Taxes on Distributions and Sale of Fund Shares %	(0.09)	1.65	N/A	N/A
S&P 500 Index (reflects no deduction for fees, expenses or taxes)%	11.96	14.66	6.95	5.28
MSCI US REIT Index (reflect no deduction for fees, expenses or taxes)%	8.60	11.86	4.96	11.34
HFRX Equity Hedge Index (reflects no deduction for fees, expenses or taxes)%	0.10	2.92	(1.20)	0.92

Institutional Class before taxes %	(0.98)	2.40	3.39	7.92	11/20/00
S&P 500 Index (reflects no deduction for fees, expenses or taxes)%	11.96	14.66	6.95	5.28
MSCI US REIT Index (reflect no deduction for fees, expenses or taxes)%	8.60	11.86	4.96	11.34
HFRX Equity Hedge Index (reflects no deduction for fees, expenses or taxes)%	0.10	2.92	(1.20)	0.92

(1)         Performance information for CBRE Long/Short Fund, the S&P 500 Index and the MSCI US REIT Index is calculated from November 20, 2000, CBRE Long/Short’s inception date. Performance information for the HFRX Equity Hedge Index is calculated from April 30, 2003, the index’s inception date.

How does the management compare?

The following table describes the management of the Funds.

	CBRE Long/Short Fund	Voya Long/Short Fund
Investment Adviser	CBRE Clarion Securities, LLC (“CBRE Clarion”)	Voya Investments, LLC (“VIL”)
Management Fee (as a percentage of average daily net assets)	1.25%	1.35%
Sub-Adviser	None	CBRE Clarion

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	CBRE Long/Short Fund	Voya Long/Short Fund
Sub-Advisory Fee (as a percentage of average daily net assets)	None	0.625%(1)
Administrator	SEI Investments Global Funds Services	None
Administrative Fee (as a percentage of average daily net assets)	0.10%	None
Portfolio Managers	T. Ritson Ferguson Steven D. Burton Joseph P. Smith	T. Ritson Ferguson Steven D. Burton Joseph P. Smith

(1)         The sub-advisory fee is paid by VIL and not the Fund.

For more information on each of the service providers and portfolio managers noted above, please see Appendix C.

Additional information about the Reorganization

Rights of Shareholders

CBRE Long/Short Fund is organized as a separate series of AICF, an open-end management investment company established under Massachusetts law as a Massachusetts voluntary association. AICF is governed by a board of trustees consisting of eight members. For more information on the history of AICF, see the Statement of Additional Information of CBRE Long/Short Fund, dated March 1, 2017.

Voya Long/Short Fund is organized as a separate series of VMF, an open-end management investment company organized as a Delaware statutory trust. VMF is governed by a board of trustees consisting of 12 members.

The key differences in the rights of shareholders are described in the table below.

	CBRE Long/Short Fund	Voya Long/Short Fund
Election of Trustees

Shareholders may elect Trustees by the vote of a plurality of votes cast at any shareholder meeting called for that purpose. To the extent permitted by the 1940 Act, a vacancy on the Board may be filled by a majority of the Trustees.

Generally, Trustees of the Trust serve for life. In the case of a vacancy on the Board, shareholders of at least a majority of the shares entitled to vote, acting at any meeting of shareholders, may fill such vacancy. To the extent permitted by the 1940 Act, a majority of the Trustees may also fill a vacancy.

Removal of Trustees

Trustees may be removed, with or without cause, by the vote of shareholders holding a majority of all the shares entitled to vote. Trustees may also be removed by the vote of a majority of the Trustees then in office.

Trustees may be removed, with or without cause, by the vote of two-thirds of the outstanding shares of the Trust or, with cause, by two-thirds of the remaining Trustees (provided the aggregate number of Trustees shall not be less than the number required by the Declaration of Trust).

Termination

The Trust or any series thereof may be terminated at any time (i) by the vote of shareholders holding at least a majority of the shares entitled to vote or (ii) by the Trustees by written notice to shareholders.

The Trust may be terminated (i) by the vote of the holders of not less than two-thirds of the outstanding shares at any meeting of shareholders; (ii) by an instrument in writing signed by a majority of the Trustees and consented to by the holders of not less than two-thirds of the outstanding shares; or (iii) by the Trustees by written notice to shareholders.

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	CBRE Long/Short Fund	Voya Long/Short Fund
Amendments to the Declaration of Trust

The Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by a vote of shareholders holding a majority of the shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of shares but not the holders of all outstanding series as classes shall be authorized by vote of the shareholders holding a majority of the shares entitled to vote of each series or classes affected and no vote of shareholders of a series or of classes not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by shareholder vote.

The Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees. No amendment may be made which would change any rights with respect to any shares of the Trust by reducing the amount payable thereon upon liquidation of the Trust, by repealing the limitations on personal liability of any shareholder or Trustee, or by diminishing or eliminating any voting rights pertaining thereto, except with a vote of the lesser of (a) 67% or more of the shares present or represented at such meeting, provided the shareholders of more than 50% of the Interests are present or represented by proxy or (b) more than 50% of the shares outstanding.

Approval of a Consolidation or Merger

Any series of the Trust may (1) consolidate or merge with one or more other trusts, partnerships, associations or corporations, including any series or class thereof, organized under the laws of the Commonwealth of Massachusetts or any other state of the United States; or (2) transfer a substantial portion of its assets to one or more other trusts, partnerships, associations or corporations, including any series or class thereof, organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, any such consolidation, merger or transfer to be upon such terms and conditions as are specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. Any such consolidation, merger or transfer may be authorized by vote of a majority of the Trustees then in office without the approval of shareholders of any series.

Consolidation or merger or the sale, lease or exchange of all or substantially all of the property of the Trust (or any series thereof), including its goodwill shall be authorized by no less than a majority of the Trustees and by a vote, at a meeting of the shareholders, of the lesser of (i) 67% or more of the outstanding shares present or represented at such meeting, provided the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Trust or such series, as the case may be, or by an instrument or instruments in writing without a meeting, consented to by the holders of not less than 50% of the total outstanding shares of the Trust or such series. The terms “merge” or “merger” as used therein shall not include the purchase or acquisition of any assets of any other trust, partnership, association or corporation which is an investment company organized under the laws of the State of Delaware or any other state of the United States.

Dividends and Other Distributions

CBRE Long/Short Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. Voya Long/Short Fund will generally distribute most or all of its net earnings in the form of dividends, consisting of ordinary income and capital gains distributions. Voya Long/Short Fund will distribute capital gains, if any, annually. Voya Long/Short Fund will also declare dividends and pay dividends consisting of ordinary income, if any, annually. To comply with federal tax regulations, Voya Long/Short Fund may also pay an additional capital gains distribution.

Capitalization of the Funds

The following table shows on an unaudited basis the capitalization of each of the Funds as of April 21, 2017 and on a pro forma basis as of April 21, 2017, giving effect to the Reorganization:

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	Net Assets	Net Asset Value Per Share	Shares Outstanding(1)
CBRE Long/Short Fund — Investor Class	3,944,459.27	9.72	405,902.4700
Voya Long/Short Fund — Class A	N/A	N/A	N/A
Adjustments	—	—	—
Voya Long/Short Fund — Class A (pro forma)	3,944,459.27	9.72	405,902.4700

CBRE Long/Short Fund — Institutional Class	391,672,415.23	9.79	40,015,768.4400
Voya Long/Short Fund — Class I	N/A	N/A	N/A
Adjustments	—	—	—
Voya Long/Short Fund — Class I (pro forma)	391,672,415.23	9.79	40,015,768.4400

(1)   The number of shares outstanding does not reflect purchase and sale transactions that had not yet settled as of April 21, 2017.

The Reorganization Agreement

The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a form of which is attached to this Proxy Statement/Prospectus as Appendix A.

The Reorganization Agreement provides for: (i) the transfer, as of the Closing Date, of all of the assets of CBRE Long/Short Fund in exchange for shares of beneficial interest of Voya Long/Short Fund and the assumption by Voya Long/Short Fund of all of CBRE Long/Short Fund’s liabilities; and (ii) the distribution of shares of Voya Long/Short Fund to shareholders of CBRE Long/Short Fund, as provided for in the Reorganization Agreement. CBRE Long/Short Fund will then be liquidated.

Each shareholder of Investor Class shares and Institutional Class shares of CBRE Long/Short Fund will hold, immediately after the Closing, the Class A shares and Class I shares, respectively, of Voya Long/Short Fund having an aggregate value equal to the aggregate value of the shares of CBRE Long/Short Fund held by that shareholder as of the close of business on the Closing Date.

The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of CBRE Long/Short Fund and that each Fund receives an opinion from the law firm of Ropes & Gray LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. The Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or by one party on certain other grounds. Please refer to Appendix A to review the terms and conditions of the Reorganization Agreement. In connection with the Reorganization Agreement but pursuant to a separate indemnification, CBRE Clarion has agreed to indemnify and hold harmless Voya Long/Short Fund and the officers and trustees of VMF from and against liabilities arising out of certain actions or omissions that occur prior to the closing of the Reorganization.

Expenses of the Reorganization

The expenses of the Reorganization will be paid by CBRE Clarion or VIL (or their respective affiliates). The expenses of the Reorganization include, but are not limited to, the costs associated with the preparation of necessary filings with the SEC, printing and distribution of the Proxy Statement/Prospectus and proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting. The expenses of the Reorganization are estimated to be approximately $410,000 and do not include the transition costs described in “Portfolio Transitioning” below.

Portfolio Transitioning

As discussed above, the Funds have substantially identical principal investment strategies. As a result, CBRE Clarion does not anticipate that it will need to sell a significant portion of CBRE Long/Short Fund’s holdings if the Reorganization is approved by shareholders. However, CBRE Long/Short Fund will close out its short positions prior to Closing. To the extent that CBRE Long/Short Fund’s holdings are sold or closed prior to the Closing Date, the proceeds of such sales are expected to be invested in securities that CBRE Clarion wishes for Voya Long/Short Fund to hold and in temporary investments, which will be delivered to Voya Long/Short Fund at the Closing Date.

Tax Considerations

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, pursuant to this treatment, neither CBRE Long/Short Fund nor its shareholders, nor Voya Long/Short Fund nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement.

As a condition to each fund’s obligation to consummate the Reorganization, the funds will receive a favorable tax opinion from Ropes & Gray LLP, counsel to Voya Long/Short Fund (which opinion will be subject to certain qualifications), satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

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(i)             the acquisition by Voya Long/Short Fund of the assets of CBRE Long/Short Fund in exchange for the assumption by Voya Long/Short Fund of the liabilities of CBRE Long/Short Fund and the issuance of shares of Voya Long/Short Fund, followed by the distribution by CBRE Long/Short Fund to its shareholders of such shares of Voya Long/Short Fund in exchange for their shares of CBRE Long/Short Fund in complete liquidation of CBRE Long/Short Fund, all pursuant to the Reorganization Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code, and CBRE Long/Short Fund and Voya Long/Short Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)          under Sections 361 and 357 of the Code, no gain or loss will be recognized by CBRE Long/Short Fund upon the transfer of its assets to Voya Long/Short Fund pursuant to the Reorganization Agreement solely in exchange for shares of Voya Long/Short Fund and the assumption of CBRE Long/Short Fund’s liabilities by Voya Long/Short Fund and upon the distribution of shares of Voya Long/Short Fund by CBRE Long/Short Fund to its shareholders in liquidation of CBRE Long/Short Fund;

(iii)       under Section 1032 of the Code, no gain or loss will be recognized by Voya Long/Short Fund upon the receipt of the assets of CBRE Long/Short Fund solely in exchange for the assumption by Voya Long/Short Fund of the liabilities of CBRE Long/Short Fund and issuance of shares of Voya Long/Short Fund;

(iv)      under Section 362(b) of the Code, the tax basis of the assets of CBRE Long/Short Fund acquired by Voya Long/Short Fund pursuant to the Reorganization Agreement will be the same as the tax basis of such assets in the hands of CBRE Long/Short Fund immediately prior to the transfer;

(v)         under Section 1223(2) of the Code, the holding periods of the assets of CBRE Long/Short Fund in the hands of Voya Long/Short Fund will include the periods during which such assets were held by CBRE Long/Short Fund;

(vi)      under Section 354 of the Code, no gain or loss will be recognized by shareholders of CBRE Long/Short Fund upon the exchange of all of their shares of CBRE Long/Short Fund for shares of Voya Long/Short Fund (including fractional shares to which they may be entitled);

(vii)   under Section 358 of the Code, the aggregate tax basis of the shares of Voya Long/Short Fund to be received by each shareholder of CBRE Long/Short Fund pursuant to the Reorganization Agreement (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the CBRE Long/Short Fund shares exchanged therefor;

(viii) under Section 1223(1) of the Code, a CBRE Long/Short Fund shareholder’s holding period for the shares of Voya Long/Short Fund (including fractional shares to which they may be entitled) to be received pursuant to the Reorganization Agreement will include the period during which CBRE Long/Short Fund shares exchanged therefore were held, provided that the shareholder held those CBRE Long/Short Fund shares as capital assets on the date of the exchange;

(ix)      Voya Long/Short Fund will succeed to and take into account the items of CBRE Long/Short Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Voya Long/Short Fund will file the tax opinion with the SEC shortly after completion of the proposed merger. The opinion will be based on certain factual certifications made by officers of CBRE Long/Short Fund and Voya Long/Short Fund and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the proposed merger will be as described above. There is no assurance that the Internal Revenue Service will agree with the opinion. If the proposed merger were consummated but did not qualify as a tax-free reorganization, CBRE Long/Short Fund shareholders would recognize a taxable gain or loss equal to the difference between their tax basis in their CBRE Long/Short Fund shares and the fair market value of the shares of Voya Long/Short Fund received.

The ability of Voya Long/Short Fund to carry forward capital losses (if any) of CBRE Long/Short Fund and to use such losses to offset future gains is not expected to be limited as a result of the Reorganization. If any of CBRE Long/Short’s holdings are sold in connection with the Reorganization, any capital gains recognized in such sales will be distributed to shareholders during or with respect to the year of sale, and such distributions will be taxable to shareholders. This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganization in light of their individual circumstances, and as to the applicability and effect of state, local, non-U.S., and other tax laws.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a non-exclusive “safe harbor” under which an investment adviser to a registered investment company or an affiliated person of such an investment adviser may receive any amount or benefit in connection with a sale of securities or any other interest in such adviser which results in an assignment of an investment advisory contract with such company if (i) for a period of three years following such assignment, a majority of the board of directors of such company are not interested persons of the investment adviser of such company or the predecessor adviser of such company; and (ii) no “unfair burden” is imposed on such company as a result of such assignment or any express or implied terms conditions or understandings applicable thereto.

For purposes of Section 15(f), the term “unfair burden” is defined to include any arrangement during the two-year period after the date on which transaction occurs whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined by the 1940 Act) of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, (i) from the company or its shareholders, other than fees for bona fide investment advisory or other services, or (ii) with certain exceptions, from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the company, other than bona fide ordinary compensation as principal underwriter of the company.

Although CBRE Clarion and VIL do not believe Section 15(f) of the 1940 Act applies to the Reorganization, VIL has agreed not to, and has agreed not to cause its affiliates to, take (or fail to take) any action if such action (or failure to take

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such action) would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) of the 1940 Act not to be met in respect of this Agreement as to Voya Long/Short Fund.

What is the AICF Board’s recommendation?

At a meeting held on November 16, 2016, after consideration of such factors and information it considered relevant (see below), the AICF Board, including a majority of the Trustees who are not “interested persons,” as defined by the 1940 Act (the “Independent Trustees”), approved the Reorganization Agreement and voted to recommend to shareholders that they approve the Reorganization Agreement. The AICF Board is therefore recommending that CBRE Long/Short Fund’s shareholders vote “FOR” the Reorganization Agreement.

What factors did the AICF Board consider?

On November 16, 2016, the AICF Board met with representatives of CBRE Clarion and with representatives of VIL to discuss the Reorganization. CBRE Clarion advised the AICF Board that the Reorganization is being proposed in order to enhance the distribution opportunities for CBRE Long/Short Fund potentially resulting in a larger, more viable fund with the potential for greater investment opportunities. In addition, CBRE Clarion advised the AICF Board that VIL’s superior distribution capabilities would provide shareholders with the opportunity to experience economies and efficiencies associated with the orderly growth of assets. In addition, CBRE Clarion represented that the Reorganization would provide CBRE Long/Short Fund’s shareholders with additional opportunities to pursue their asset allocation strategies by gaining exchangeability across the Voya family of funds. CBRE Clarion also advised the AICF Board that CBRE Long/Short Fund and its shareholders would benefit from being positioned alongside the existing real estate funds offered by VIL.

CBRE Clarion also represented to the AICF Board that, although Voya Long/Short Fund would have a higher investment advisory fee than CBRE Long/Short Fund, such fee reflects a combined fee for both advisory and administrative services to be performed by VIL. CBRE Clarion further represented that the other operating expenses of the Voya Long/Short Fund are expected to be lower than those currently incurred by the shareholders of CBRE Long/Short Fund, and that the total annual Fund operating expenses of the Voya Long/Short Fund (both before and after fee reductions and/or expense reimbursements) are also expected to be lower.

CBRE Clarion advised the AICF Board that the Reorganization is intended to be a tax-free reorganization under the Code for CBRE Long/Short Fund, its shareholders and Voya Long/Short Fund. CBRE Clarion represented to the AICF Board that it believes a tax-free Reorganization under the Code would be a preferable tax result for shareholders as compared to a liquidation of CBRE Long/Short Fund.

CBRE Clarion also represented that the Voya Long/Short Fund will be managed in a substantially identical manner to CBRE Long/Short Fund, that the principal investment strategies of the Funds are expected to be substantially identical, and that the investment objectives of the Funds are expected to be substantially similar. Finally, CBRE Clarion represented that all fees and expenses incurred by CBRE Long/Short Fund in connection with the Reorganization would be paid by CBRE Clarion or VIL (or their respective affiliates).

CBRE Clarion also advised the AICF Board that CBRE Clarion is subject to potential conflicts of interest in recommending the Reorganization. In this respect, CBRE Clarion represented that it will receive compensation from Voya in connection with the Reorganization and that such compensation will be made by Voya from its own resources and not by the shareholders of Voya Long/Short Fund, based on Voya Long/Short Fund’s assets under management following the Reorganization. CBRE Clarion further represented to the AICF Board that such payments represent consideration for a number of factors, including CBRE Clarion’s efforts to market CBRE Long/Short Fund and compensation paid by CBRE Clarion to an affiliate of VIL in relation to subscriptions to CBRE Long/Short Fund since inception.

In light of the above information, representations and considerations, in considering the proposed Reorganization, the AICF Board, advised by counsel, took into account a number of factors, including, but not limited to:

•                  The fact that the terms of the proposed Reorganization are reasonable;

•                  The substantially identical principal investment strategies of CBRE Long/Short Fund and Voya Long/Short Fund. See “Proposal - Approval of the Reorganization — How do the principal investment strategies compare?”;

•                  The substantially similar investment objectives, principal risks and fundamental investment policies of CBRE Long/Short Fund and Voya Long/Short Fund. See “Proposal - Approval of the Reorganization — How do the investment objectives compare?; How do the principal risks compare?; How do the fundamental investment policies compare?”;

•                  The fact that CBRE Clarion will serve as the sub-adviser of the Voya Long/Short Fund and the current CBRE Clarion portfolio managers and supporting analysts for CBRE Long/Short Fund will serve as the portfolio managers of and supporting analysts for the Voya Long/Short Fund;

•                  The fact that the Reorganization is intended to be tax-free for U.S. federal income tax purposes for CBRE Long/Short Fund and its shareholders. See “Summary of the Proposed Reorganization — What are the tax consequences of the Reorganization?”;

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•                  As part of the total mix of information it received when reviewing the Reorganization, the AICF Board considered that CBRE Clarion is subject to potential conflicts of interest in recommending the Reorganization, including with respect to the compensation that CBRE Clarion will receive from Voya in connection with the Reorganization. As part of these considerations, the AICF Board took into account CBRE Clarion’s representation that such compensation will be made by Voya from its own resources and not by the shareholders of Voya Long/Short Fund;

•                  The future prospects of CBRE Long/Short Fund if the Reorganization was not effected in light of CBRE Clarion’s determination to discontinue its sponsorship of CBRE Long/Short Fund in AICF;

•                  The lower stated gross expense ratio, based on current asset levels, and lower net expense ratio, of the Voya Long/Short Fund as compared to CBRE Long/Short Fund. See “Proposal - Approval of the Reorganization — How do the fees and expenses compare?”;

•                  The fact that VIL is contractually obligated to limit the expenses (excluding those expenses outlined in Footnote 6 of the fee table in the section titled “How do the fees and expenses compare?”) to 1.89% and 1.64% for Class A and Class I shares, respectively, of Voya Long/Short Fund through March 1, 2019;

•                  The fact that CBRE Clarion or VIL, or their respective affiliates, will bear all of the costs and expenses incurred in connection with the preparation of necessary filings with the SEC, printing and distribution of the Proxy Statement/Prospectus and proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting. See “Proposal - Approval of the Reorganization — Expenses of the Reorganization”;

•                  Shareholders of CBRE Long/Short Fund will not pay any sales charges or redemption fees in connection with the Reorganization;

•                  VIL’s broader distribution capacity, which could result in a larger, more viable fund with potentials for greater economies and efficiencies associated with the orderly growth of assets; and

•                  The fact that current shareholders of CBRE Long/Short Fund will gain exchangeability across the Voya family of funds, which includes a broad array of asset classes and investment strategies.

After evaluating all of the information and factors above, as well as other information and factors deemed relevant by the AICF Board, when considering the totality of the information presented, the AICF Board, including a majority of its Independent Trustees, determined that the Reorganization would be in the best interests of CBRE Long/Short Fund and its shareholders. In addition, the AICF Board determined that the interests of the shareholders of CBRE Long/Short Fund would not be diluted as a result of the Reorganization.

What is the required vote?

Approval of the Reorganization Agreement requires the affirmative vote of the lesser of (i) 67% or more of the voting securities present at the meeting, provided that more than 50% of the voting securities are present in person or represented by proxy at the Special Meeting, or (ii) a majority of the shares entitled to vote. All shareholders of CBRE Long/Short Fund will vote together as a single class.

What happens if shareholders do not approve the Reorganization?

If shareholders of CBRE Long/Short Fund do not approve the Reorganization, CBRE Long/Short Fund will continue to be managed by CBRE Clarion as described in its Prospectus until such time as the AICF Board determines what action should be taken, including engaging in a taxable liquidation of CBRE Long/Short Fund.

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GENERAL INFORMATION ABOUT THE PROXY STATEMENT/PROSPECTUS

Who is asking for my vote?

The AICF Board is soliciting your vote for a special meeting of CBRE Long/Short Fund’s shareholders.

How is my proxy being solicited?

CBRE Long/Short Fund has retained AST Fund Solutions (the “Solicitor”) to assist in the solicitation of proxies, at an estimated cost of approximately $34,000 which will be paid by CBRE Clarion or VIL (or their respective affiliates). As the date of the Special Meeting approaches, certain shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of CBRE Long/Short Fund. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. The AICF Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

In situations where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. The Solicitor’s representative will explain the process, read the proposal on the Proxy Ballot, and ask for the shareholder’s instructions on the proposal. Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement/Prospectus. The Solicitor’s representative will record the shareholder’s instructions on the Proxy Ballot. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

Should you require additional information regarding the Special Meeting, you may contact the Solicitor toll-free at (800) 769-7666. In addition to solicitation by mail, certain officers and representatives of CBRE Long/Short Fund, officers and employees of the CBRE Clarion or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

What happens to my proxy once I submit it?

The AICF Board has named Michael Beattie and Dianne Descoteaux or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders.

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with CBRE Long/Short Fund a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given.

How will my shares be voted?

If you follow the voting instructions, your proxies will vote your shares as you have directed. If you submit your executed Proxy Ballot but do not vote on the proposal, your proxies will vote on the proposal as recommended by the AICF Board. If any other matter is properly presented at the Special Meeting, your proxies will vote in their discretion in accordance with their best judgment, including on any proposal to adjourn the meeting. At the time this Proxy Statement/Prospectus was printed, the AICF Board knew of no matter that needed to be acted upon at the Special Meeting other than the proposal discussed in this Proxy Statement/Prospectus.

Quorum and Tabulation

Each shareholder of CBRE Long/Short Fund is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. A majority of the shares entitled to vote, present at the Special Meeting in person or by proxy, constitutes a quorum for the transaction of business at the Special Meeting.

Adjournments

If a quorum is not present at the Special Meeting, or if there are insufficient votes to approve any proposal your proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with the organizational documents of AICF and applicable law. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournments in their discretion.

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Broker Non-Votes and Abstentions

For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote AGAINST the approval of the Reorganization, because an absolute percentage of affirmative votes is required to approve the Reorganization. CBRE Long/Short Fund may request that selected brokers and nominees, in their discretion, return uninstructed shares of CBRE Long/Short Fund, if doing so is necessary to obtain a quorum.

As used above, “broker non-votes” relate to shares that are held of record by a broker-dealer for a beneficial owner who has not given instructions to such broker-dealer. Pursuant to certain rules promulgated by the New York Stock Exchange LLC that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters, such as the proposal to approve the Reorganization.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the Reorganization are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Except when a quorum is not present at the Special Meeting, any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy. Abstentions and “broker non-votes” will not be counted for or against such proposal to adjourn. The persons named as proxies will vote those proxies that they are entitled to vote FOR the approval of the Reorganization in favor of such an adjournment, and will vote those proxies required to be voted AGAINST the approval of the Reorganization against such an adjournment.

How many shares are outstanding?

As of April 21, 2017 (the “Record Date”), the following shares of beneficial interest of CBRE Long/Short Fund were outstanding and entitled to vote:

Class	Shares Outstanding(1)
Investor Class	405,902.470
Institutional Class	40,015,768.440
Total	40,421,670.910

(1)   The number of shares outstanding does not reflect purchase and sale transactions that had not yet settled as of April 21, 2017.

All shareholders of CBRE Long/Short Fund will vote together as a single class. Shares have no preemptive or subscription rights. To the knowledge of VIL or CBRE Clarion, as of the Record Date, no current Trustee of CBRE Long/Short Fund owns 1% or more of the outstanding shares of any class of CBRE Long/Short Fund, and the officers and Trustees own, as a group, less than 1% of the shares of any class of CBRE Long/Short Fund.

Appendix E hereto lists the persons that, as of the Record Date owned beneficially or of record 5% or more of the outstanding shares of any class of CBRE Long/Short Fund.

Can shareholders submit proposals for a future shareholder meeting?

CBRE Long/Short Fund is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required by law. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.

In order that the presence of a quorum at the Special Meeting may be assured, prompt execution and return of the enclosed Proxy Ballot is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet. Please follow the voting instructions as outlined on your Proxy Ballot.

By order of the Board of Trustees

/s/ Michael Beattie
Michael Beattie
President
May 15, 2017

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APPENDIX A: FORM OF PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of February 3, 2017, by and among (i) Voya Mutual Funds, a Delaware statutory trust (the “Acquiring Trust”), on behalf of Voya CBRE Long/Short Fund (the “Acquiring Fund”), (ii) The Advisors’ Inner Circle Fund, a Massachusetts business trust (the “Acquired Trust”), on behalf of CBRE Clarion Long/Short Fund (the “Acquired Fund”), (iii), for purposes of Sections 4.4, 6.9, 9.2, 9.4, 10.2 and 11.4 only, Voya Investments, LLC (“VIL”) and (iv) for purposes of Sections 3.4, 4.3, 5.6, 6.9, 9.2, 9.3, 10.2 and 11.4 only CBRE Clarion Securities, LLC (“CBRE Clarion”). The capitalized terms used herein shall have the meanings ascribed to them in this Agreement. Other than the Acquiring Fund and the Acquired Fund, no other series of either the Acquiring Trust or the Acquired Trust are parties to this Agreement.

This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of (i) the transfer of all of the assets of the Acquired Fund in exchange solely for Class A shares (“Class A Acquisition Shares”), and Class I shares (“Class I Acquisition Shares” and, collectively with the Class A Acquisition Shares, the “Acquiring Fund Shares”) of beneficial interest, no par value per share, of the Acquiring Fund; (ii) the assumption by the Acquiring Fund of all of the Liabilities (as defined below) of the Acquired Fund; and (iii) the distribution, after the closing date provided in Section 3.1 (the “Closing Date”), of the Class A Acquisition Shares pro rata to the Investor Class shareholders of the Acquired Fund and the Class I Acquisition Shares pro rata to the Institutional Class shareholders, and the termination, dissolution and complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a separate series of an open-end, registered investment company of the management type;

WHEREAS, the Acquiring Fund is a “shell” series of the Acquiring Trust without assets (other than nominal seed capital) or liabilities, created for the purpose of acquiring the assets and liabilities of the Acquired Fund.

WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the exchange of all of the assets of the Acquired Fund for the Acquiring Fund Shares and the assumption of all of the Liabilities (as defined below) of the Acquired Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s existing shareholders, if any, will not be diluted as a result of the transactions contemplated hereby; and

WHEREAS, the Board of Trustees of the Acquired Trust has determined that such exchange is in the best interests of the Acquired Fund and that the interests of the Acquired Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.              TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND THE ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND

1.1.    Subject to the terms and conditions hereof and on the basis of the representations and warranties contained herein:

(a)         The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, on the Closing Date, all of the properties and assets of the Acquired Fund as set forth in Section 1.2.

(b)         In consideration therefor, the Acquiring Fund shall, on the Closing Date, assume all of the liabilities of the Acquired Fund, whether absolute or contingent, known or unknown, accrued or unaccrued (the “Liabilities”). The Acquiring Fund will (i) issue and deliver to the Acquired Fund Class A Acquisition Shares, and Class I Acquisition Shares (including fractional shares, if any) having a net asset value equal to the net asset value of the Investor Class and Institutional Class shares of the Acquired Fund, respectively, computed in the manner and as of the time and date set forth in Section 2.2. Such transactions shall take place at the closing provided for in Section 3 (the “Closing”).

(c)          Upon consummation of the transactions described in subsections (a) and (b) above, the Acquired Fund in complete liquidation shall distribute to its shareholders of record as of the Closing Date the Acquiring Fund Shares received by it, each shareholder being entitled to receive that number of Class A Acquisition Shares or Class I Acquisition Shares equal to the total of (i) the number of Investor Class or Institutional Class shares, as applicable, of the Acquired Fund (the “Acquired Fund Shares”) held by such shareholder divided by the number of such Investor Class or Institutional Class shares, as applicable, of the Acquired Fund outstanding on such date multiplied by (ii) the total number of Class A Acquisition Shares or Class I Acquisition Shares, as applicable, as of the Closing Date.

1.2.    The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, cash, cash equivalents, securities, commodities and futures interests, dividends and interest receivable, receivables for shares sold and all other properties and assets which are owned by the Acquired Fund on the Closing Date and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date.

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1.3.    As provided in Section 3.5, as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), the Acquired Fund will liquidate and distribute pro rata to its Investor Class shareholders of record the Class A Acquisition Shares received by the Acquired Fund as contemplated by Section 1.1; and to its Institutional Class shareholders of record the Class I Acquisition Shares received by the Acquired Fund as contemplated by Section 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Acquired Fund shareholders and representing the respective pro rata number of the Acquiring Fund Shares due to such shareholders. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.4.    With respect to the Acquiring Fund Shares distributable pursuant to Section 1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Fund will not permit such shareholder to exchange such Acquiring Fund Shares for shares of other series of the Acquiring Trust, effect an account transfer of such Acquiring Fund Shares, or pledge or redeem such Acquiring Fund Shares until the Acquiring Fund has been notified by the Acquired Fund or its agent that such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund Shares or, in the event of lost certificates, posted adequate bond.

1.5.    As soon as practicable after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete liquidation. Any reporting responsibility of the Acquired Fund and the Acquired Trust, on behalf of the Acquired Fund, for any period ending on or prior to the Closing Date (whether due before or after the Closing Date) is and shall remain the responsibility of the Acquired Fund or the Acquired Trust, as applicable, except as otherwise is mutually agreed by the parties.

1.6.    Any and all obligations or liabilities arising under or in respect of this Agreement shall be those of the Acquired Fund or the Acquiring Fund, as the case may be, and shall not otherwise be obligations or liabilities of the Acquired Trust or the Acquiring Trust, and, for clarity, under no circumstances will any other series of the Acquired Trust or the Acquiring Trust have any obligation or liability under or in respect of this Agreement or the transactions contemplated hereby.

2.              VALUATION

2.1.    On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund a number of Class A Acquisition Shares and Class I Acquisition Shares (including fractional shares, if any) having a net asset value equal to the value of the assets acquired by the Acquiring Fund on the Closing Date attributable to the Investor Class and Institutional Class shares, respectively, of the Acquired Fund, less the value of the Liabilities of the Acquired Fund attributable to the Investor Class and Institutional Class shares, respectively, of the Acquired Fund, determined as hereafter provided in this Section 2.

2.2.    The value of the Acquired Fund’s net assets will be computed as of the Valuation Date using the valuation procedures for the Acquiring Fund described in the Acquiring Fund’s then current prospectus or prospectuses and statement of additional information (collectively, as amended or supplemented from time to time, the “Acquiring Fund Prospectus”) and established by the Acquiring Trust’s Board of Trustees for determining net asset value.

2.3.    The Valuation Date shall be 4:00 p.m. Eastern time on the business day immediately preceding the Closing Date, or such other date and time as may be mutually agreed upon in writing by the parties hereto (the “Valuation Date”).

2.4.    The Acquiring Fund shall issue the Acquiring Fund Shares to the Acquired Fund on one share deposit receipt registered in the name of the Acquired Fund. The Acquired Fund shall distribute in liquidation the Class A Acquisition Shares and the Class I Acquisition Shares received by it hereunder pro rata to its Investor Class and Institutional Class shareholders, respectively, by redelivering such share deposit receipt to the Acquiring Fund’s transfer agent which will as soon as practicable set up open accounts for Acquired Fund shareholders in accordance with written instructions furnished by the Acquired Fund.

2.5.    The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the Investments (as defined below) and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Closing Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Date, in which case any such distribution which remains unpaid at the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

2.6.    All computations of value shall be made by the pricing agent for the Acquiring Fund, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund using the valuation procedures described in the Acquiring Fund Prospectus and established by the Acquiring Trust’s Board of Trustees.

3.              CLOSING AND CLOSING DATE

3.1.    The Closing Date shall be June 26, 2017, or at such other date to which the parties may agree. The Closing shall be held at the offices of SEI Investments Global Funds Services located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, at 9:00 a.m. Eastern Time or at such other time and/or place as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately prior to the opening of regular trading on the NYSE on the Closing Date

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unless otherwise agreed to by the parties. The Closing of the Reorganization may be held in person, by facsimile, email or such other communication means as the parties may agree.

3.2.    The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to The Bank of New York Mellon as custodian for the Acquiring Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund’s cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”), and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “The Bank of New York Mellon, custodian for Voya CBRE Long/Short Fund.” If the Acquired Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other assets purchased prior to the Closing Date have not yet been delivered to the Acquired Fund or its broker, then the Acquiring Fund may waive the delivery requirements of this Section with respect to said undelivered securities or other assets if the Acquired Fund has, by or on the Closing Date, delivered to the Acquiring Fund or the Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or the Custodian, such as brokers’ confirmation slips.

3.3.    In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Valuation Date shall be postponed until the second business day after the day when trading shall have been fully resumed and reporting shall have been restored, or on such later date as may be mutually agreed upon by the parties.

3.4.    In the event that on the Valuation Date, the net asset value per share of the Acquired Fund determined in accordance with section 2.6 hereof deviates from the value of such net asset value per share determined using the valuation procedures established by the Acquired Trust’s Board of Trustees for determining the Acquired Fund’s net asset value by an amount greater than or equal to $0.01 (referred to herein as the “Valuation Threshold”), the Valuation Date will be postponed until the first business day (unless otherwise agreed to by the parties) when the Valuation Threshold is not met or exceeded. For clarity, nothing in this section 3.4 limits the operation of section 11.1.

3.5.    At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund shareholders and the number of outstanding shares of the Acquired Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Acquired Trust on behalf of the Acquired Fund. The Acquiring Fund will provide to the Acquired Fund evidence reasonably satisfactory to the Acquired Fund that the Acquiring Fund Shares issuable pursuant to Section 1.1 have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to the Acquired Fund evidence reasonably satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited pro rata to open accounts in the names of Acquired Fund shareholders as provided in Section 1.3.

3.6.    At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by Section 1.

4.              REPRESENTATIONS AND WARRANTIES

4.1.    Representations and Warranties of the Acquired Trust, on behalf of the Acquired Fund.

The Acquired Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)         The Acquired Trust is a Massachusetts voluntary association (commonly known as a business trust) duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and, subject to and contingent upon the Acquired Fund’s shareholders’ approval of this Agreement as required by Section 8.1 (hereof), to carry out its obligations under this Agreement. The Acquired Trust is not required to qualify as a foreign entity in any jurisdiction where it is not so qualified and the failure to so qualify would have a material adverse effect on the Acquired Fund. The Acquired Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted.

(b)         The Acquired Trust is duly registered under the 1940 Act, as a management company of the open-end type, and such registration has not been revoked or rescinded and is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquired Trust and the 1940 Act.

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(c)          The Acquired Fund is not in violation in any material respect of any provisions of the Acquired Trust’s Declaration of Trust or Bylaws or any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(d)         The Acquired Fund’s current prospectus and statement of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”) conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder and do not include any untrue statement of a material fact or omit to state any material fact relating to either the Acquired Trust or the Acquired Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)          At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2.

(f)           No material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the Acquired Fund, threatened as to the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings or investigation. The Acquired Fund does not know of any facts which might form the basis for the institution of such proceedings and neither it nor the Acquired Trust is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

(g)          The statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, and schedules of portfolio investments (indicating their market values) of the Acquired Fund at, as of and for the fiscal year ended October 31, 2016, audited by BBD, LLP, independent registered public accounting firm to the Acquired Fund fairly reflect the financial condition and results of operations of the Acquired Fund as of such date and for the period then ended in accordance with accounting principles generally accepted in the United States consistently applied to the extent applicable to such report, and the Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since October 31, 2016. Prior to the Closing Date, the Acquired Fund will quantify and reflect on its statements of assets and liabilities all of its material known liabilities and will advise the Acquiring Fund of all material known liabilities, contingent or otherwise, incurred by it subsequent to October 31, 2016, whether or not incurred in the ordinary course of business.

(h)         Since October 31, 2016, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness (other than in the ordinary course of business).

(i)             As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been timely filed and were true, correct and complete in all material respects as of the time of their filing, and all taxes of the Acquired Fund which are due and payable shall have been timely paid, or the timely payment thereof shall have been provided for. The Acquired Fund is not liable for taxes of any person other than itself (excluding in its capacity as withholding agent) and is not a party to any tax sharing or allocation agreement. All of the Acquired Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund’s knowledge, the Acquired Fund has not had any material tax deficiency or liability asserted against it or question with respect thereto raised, and it is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(j)            The Acquired Fund has met the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. There is no other tax liability (foreign, state, local) except as accrued on the Acquired Fund’s books. The Acquired Fund has no earnings and profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquired Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder. All dividends paid by the Acquired Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code. Except as otherwise disclosed in writing to the Acquiring Fund, the Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and has withheld in respect of dividends and other distributions and paid to the proper taxing authority all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(k)         The Acquired Fund has not received written notification from any tax authority that asserts a position contrary to any of the above representations.

(l)             The authorized capital of the Acquired Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of the Acquired Trust may authorize from time to time. The outstanding shares of beneficial interest of the Acquired Fund are divided into Investor Class and Institutional Class shares, each having the

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characteristics described in the Acquired Fund Prospectus and will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in Section 3.5. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund (except as set forth in the Acquired Fund Prospectus), and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquired Fund are outstanding.

(m)     The execution, delivery and performance of this Agreement have been duly authorized by the Board of Trustees of the Acquired Trust and by all other necessary trust action on the part of the Acquired Trust and the Acquired Fund, other than shareholder approval as required by Section 8.1 hereof, and subject to such shareholder approval and due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement constitutes the valid and binding obligation of the Acquired Trust and the Acquired Fund enforceable against the Acquired Trust and Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(n)         The Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will not be acquired for the purpose of making any distribution thereof other than to Acquired Fund shareholders as provided in Section 1.1(c).

(o)         The information furnished by the Acquired Trust and the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and regulations thereunder applicable thereto.

(p)         Within a timeframe mutually agreeable between the Acquired Trust and Acquiring Trust, the Acquired Trust and the Acquired Fund will provide the Acquiring Fund with information relating to the Acquired Trust and the Acquired Fund reasonably necessary for the preparation of a prospectus, including the proxy statement of the Acquired Fund (the “Prospectus/Proxy Statement”), to be included in a Registration Statement on Form N-14 of the Acquiring Trust (the “Registration Statement”), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, (the “1934 Act”) and the 1940 Act in connection with the meeting of shareholders of the Acquired Fund to approve this Agreement and the transactions contemplated hereby. As of each of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, insofar as it relates to the Acquired Trust or the Acquired Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(q)         There are no material contracts outstanding to which the Acquired Fund is a party, other than as disclosed in the Acquired Fund Prospectus or in the Registration Statement or as otherwise disclosed in writing to the Acquiring Fund no later than five business days prior to the Closing.

(r)            The books and records of the Acquired Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(s)           No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

(t)            As of both the Valuation Date and the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets subject to no encumbrances, liens or security interests in favor of any third party creditor of the Acquired Fund, and without any restrictions upon the transfer thereof. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the audited schedule of its portfolio investments as of October 31, 2016, referred to in Section 4.1(g) hereof, as supplemented with such changes as the Acquired Fund shall make after October 31, 2016, which changes shall be disclosed to the Acquiring Fund in an updated schedule of investments, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date.

(u)         To the best of the Acquired Fund’s knowledge, all of the issued and outstanding shares of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

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(v)         The Acquired Fund’s investment operations, from inception to the date hereof, have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, as in effect from time to time, except as previously disclosed in writing to the Acquiring Trust.

(w)       The Acquired Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(a) of the Code.

(x)         The due diligence materials made available to the Acquiring Fund, its board of trustees and its legal counsel on October 10, 2016 in response to the due diligence request from VIL to the Acquired Fund by the Acquiring Fund as amended on November 23, 2016 are true and correct in all material respects and contain no material misstatements or omissions with respect to the operations of the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the foregoing on the Closing Date.

4.2.    Representations and Warranties of the Acquiring Trust, on behalf of the Acquiring Fund.

The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)         The Acquiring Trust is a Delaware statutory trust duly formed and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Acquiring Trust is not required to qualify as a foreign entity in any jurisdiction where it is not so qualified and the failure to so qualify would have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted.

(b)         The Acquiring Trust is duly registered under the 1940 Act, as a management company of the open-end type, and such registration has not been revoked or rescinded and is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act.

(c)          The Acquiring Fund is not in violation in any material respect of any provisions of the Acquiring Trust’s Declaration of Trust or Bylaws or any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(d)         As of the Closing Date, the Acquiring Fund Prospectus will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact relating to either the Acquiring Trust or the Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)          No material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the Acquiring Fund, threatened as to the Acquiring Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings or investigation. The Acquiring Fund does not know of any facts which might form the basis for the institution of such proceedings and neither it nor the Acquiring Trust is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

(f)           The Acquiring Fund has not yet commenced investment operations, has no assets other than nominal seed capital contributed by its initial shareholder and has no known liabilities of a material nature, contingent or otherwise.

(g)          The Acquiring Fund was established as a new series of the Acquiring Trust solely for the purpose of effecting the transactions described in this Agreement and, prior to the Closing Date, will have carried on no business activity, will not have prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to the initial shareholder of the Acquiring Fund. Immediately following the liquidation of the Acquired Fund as contemplated herein, 100% of the issued and outstanding shares of beneficial interest of the Acquiring Fund will be held by the former holders of Acquired Fund Shares. It has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a “regulated investment company” for federal income tax purposes. However, upon filing its first federal income tax return at the completion of its first taxable year, the Acquiring Fund will elect to be a “regulated investment company” and until such time will take all steps necessary to ensure that it qualifies for taxation as a “regulated investment company” under Sections 851 and 852 of the Code.

(h)         As of the Closing Date, no federal, state or other tax returns of the Acquiring Fund will have been required by law to be filed and no federal, state or other taxes will be due by the Acquiring Fund; the Acquiring Fund will not have been required to pay any assessments; and the Acquiring Fund will not have any tax liabilities. Consequently, as of the Closing Date, the Acquiring Fund will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and the Acquiring Fund will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

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(i)             The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of the Acquiring Trust may authorize from time to time. As of the date of this Agreement, the Acquiring Fund has no outstanding shares of any class. As of the Closing Date, the authorized shares of beneficial interest of the Acquiring Fund will include Class A and Class I shares, each having the characteristics described in the Acquiring Fund Prospectus. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquiring Fund are outstanding.

(j)            The execution, delivery and performance of this Agreement have been duly authorized by the Board of Trustees of the Acquiring Trust and by all other necessary trust action on the part of the Acquiring Trust and the Acquiring Fund, and, subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable against the Acquiring Trust and the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(k)         The Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A and Class I shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

(l)             The information furnished by the Acquiring Trust and the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and regulations thereunder applicable thereto.

(m)     As of each of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, insofar as it relates to the Acquiring Trust or the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(n)         There are no material contracts outstanding to which the Acquiring Fund is a party, other than as disclosed in the Acquiring Fund Prospectus or in the Registration Statement or as otherwise disclosed in writing to the Acquired Fund no later than five days prior to the Closing.

(o)         The books and records of the Acquiring Fund made available to the Acquired Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(p)         No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws.

(q)         The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

4.3.    Representations and Warranties of CBRE Clarion

CBRE Clarion, on behalf of itself, represents and warrants the following as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)         CBRE Clarion is a limited liability company duly formed and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry out its obligations under this Agreement. CBRE Clarion has all necessary federal, state and local authorizations to carry on its business as now being conducted.

(b)         The execution, delivery and performance of this Agreement have been duly authorized by the appropriate governing body of CBRE Clarion and by all other necessary limited liability company action on the part of CBRE Clarion, and, subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement constitutes the valid and binding obligation of CBRE Clarion enforceable against CBRE Clarion in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c)          As of each of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, insofar as it relates to CBRE Clarion, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

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(d)         The due diligence materials made available to the Acquired Fund, its board of trustees and its legal counsel in response to the letter from Morgan, Lewis & Bockius LLP to CBRE Clarion dated September 30, 2016 (the “Morgan Lewis Letter”) by CBRE Clarion are true and correct in all material respects and contain no material misstatements or omissions with respect to the operations of CBRE Clarion and its proposed services to the Acquiring Fund (“CBRE Due Diligence Materials”) as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the foregoing on the Closing Date.

4.4.    Representations and Warranties of VIL.

VIL, on behalf of itself, represents and warrants the following as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)         VIL is a limited liability company duly formed and validly existing under the laws of Arizona and has power to own all of its properties and assets and to carry out its obligations under this Agreement. VIL has all necessary federal, state and local authorizations to carry on its business as now being conducted.

(b)         The execution, delivery and performance of this Agreement have been duly authorized by the appropriate governing body of VIL and by all other necessary limited liability company action on the part of VIL, and, subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement constitutes the valid and binding obligation of VIL enforceable against VIL in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c)          As of each of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, insofar as it relates to VIL, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(d)         VIL, on behalf of the Acquiring Fund and itself, represents and warrants that all due diligence materials made available to the Acquired Fund, its board of trustees and its legal counsel in response to the Morgan Lewis Letter, other than the CBRE Due Diligence Materials, are true and correct in all material respects and contain no material misstatements or omissions, as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the foregoing on the Closing Date.

5.              COVENANTS OF THE PARTIES.

5.1.    The Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that, with respect to the Acquired Fund, such ordinary course of business will include purchases and sales of portfolio securities, sales and redemptions of Acquired Fund Shares, and regular and customary periodic dividends and distributions, and with respect to the Acquiring Fund, it shall be limited to such actions as are customary to the organization of a new series prior to its commencement of investment operations.

5.2.    The Acquired Trust will call a meeting of the Acquired Fund shareholders as soon as practicable after the effective date of the Registration Statement to be held prior to the Closing Date for the purpose of considering the sale of all of its assets to and the assumption of all of its Liabilities by the Acquiring Fund as herein provided, approving this Agreement, and taking all other action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3.    In connection with the Acquired Fund shareholders’ meeting referred to in Section 5.2, the Acquiring Trust will prepare the Registration Statement and Prospectus/Proxy Statement for such meeting, which the Acquiring Trust will file for the registration under the 1933 Act of the Acquiring Fund Shares to be distributed to Acquired Fund shareholders pursuant hereto.

5.4.    Each of the Acquired Trust, the Acquired Fund, the Acquiring Trust and the Acquiring Fund will cooperate with the others, and each will furnish to the others the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement, including the Prospectus/Proxy Statement.

5.5.    As promptly as practicable, but in any case within sixty days after the Closing Date or such other date as may be agreed to by the Acquiring Fund and Acquired Fund, the Acquired Trust, on behalf of the Acquired Fund, shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by BBD, LLP and certified on behalf of the Acquired Trust by the Acquired Trust’s President and Treasurer.

5.6.    The Acquired Fund or CBRE Clarion will deliver to the Acquiring Fund copies of all relevant tax books and records and will otherwise reasonably cooperate with the Acquiring Fund in connection with (i) the preparation and filing of tax returns for the Acquired Fund and/or Acquiring Fund for tax periods or portions thereof ending on or before Closing Date and (ii) the declaration and payment of any dividend or dividends, including pursuant to Section 855 of the Code, for purposes of making distributions of Acquired Fund’s or Acquiring Fund’s, as applicable, (x) investment company taxable income (if any), net tax-exempt income (if any), and net capital gains (if any) in respect of a taxable year of Acquired Fund or Acquiring Fund ending on or before October 31, 2017

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of an amount or amounts sufficient for the Acquired Fund or Acquiring Fund, as applicable, to qualify for treatment as a regulated investment company under Subchapter M of the Code and to otherwise avoid the incurrence of any fund-level federal income taxes for any such taxable year and (y) ordinary income and capital gain net income in an amount or amounts sufficient to avoid the incurrence of any fund-level federal excise taxes under Section 4982 of the Code for any calendar year ending on or before October 31, 2017, in each case without any additional consideration therefor; it being understood that such books and records shall remain the property of and may be retained by the Acquired Trust following the provision of such copies thereof to the Acquiring Fund.

5.7.    The Acquired Trust and the Acquired Fund agree that the liquidation of the Acquired Fund will be effected in the manner provided in the Acquired Trust’s Declaration of Trust and Bylaws in accordance with applicable law, and that on and after the Closing Date, the Acquired Fund shall not conduct any business except in connection with the settlement of any securities transactions effected before, but not settled by, the Closing Date and its liquidation.

5.8.    Subject to the provisions of this Agreement, each party will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.9.    The Acquired Trust and the Acquiring Trust will coordinate with their respective administrators to provide a valuation check to determine whether the use of the Acquiring Fund’s valuation procedures, as provided in Section 2.2 of this Agreement, will result in material differences in the prices of the portfolio securities of the Acquired Fund as compared to the prices of the same portfolio securities determined using the Acquired Fund’s valuation procedures, such valuation check to be conducted no later than one month prior to the Closing Date and again within one week of the Closing Date on mutually agreeable dates.

5.10.                     The Acquiring Trust covenants that it will not make any material changes to the Acquiring Fund’s valuation procedures prior to the Closing Date without providing the Acquired Trust with written notice of such changes at least ten days prior to the effective date of such changes.

5.11.                     For the period beginning at the Closing Date and ending no less than six years thereafter, the Acquired Trust shall, at no cost or expense to the Acquiring Trust, provide or cause to be provided “run-off” directors and officers errors and omissions insurance policy(ies) which cover(s) the present and former trustees and officers of the Acquired Trust (“Acquired Fund Trustees and Officers”), with respect to the Acquired Fund (“Run-Off Coverage”). The Run-Off Coverage shall provide the Acquired Fund Trustees and Officers with coverage equivalent to that provided to the Acquired Trust’s trustees and officers under the insurance policy(ies) from time to time in effect with respect to the Acquired Trust and its trustees and officers generally.

6.              CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Trust and the Acquiring Fund to complete the transactions provided for herein shall be subject, at their election, to the performance by the Acquired Trust and the Acquired Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1.    The Acquired Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed on its behalf by the Acquired Trust’s President or any Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust and the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2.    The Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, with values determined as provided in Section 2 of this Agreement, together with a list of Investments with their respective tax bases, all as of the Valuation Date, certified on the Acquired Fund’s behalf by the Acquired Trust’s President (or any Vice President) and Treasurer, and a certificate of both such officers, dated the Closing Date, to the effect that as of the Valuation Date and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since October 31, 2016.

6.3.    The assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of limitations contained in the Acquiring Trust’s Declaration of Trust or in the Acquiring Fund Prospectus in effect on the Closing Date, may not properly acquire.

6.4.    All proceedings taken by the Acquired Trust or the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Acquiring Fund.

6.5.    The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed on its behalf by the President or any Vice President and the Treasurer or any Assistant Treasurer of the Acquired Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the Acquiring Fund may reasonably request.

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6.6.    The Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

6.7.    The Acquired Fund’s transfer agent shall have provided to the Acquiring Fund’s transfer agent (i) the originals or true copies of all of the records of the Acquired Fund in the possession of the Acquired Fund’s transfer agent as of the Closing Date, (ii) a record specifying the number of Acquired Fund Shares outstanding as of the Valuation Date and (iii) a record specifying the name and address of each holder of record of any Acquired Fund Shares and the number of Acquired Fund Shares held of record by each such shareholder as of the Valuation Date. The Acquired Fund’s transfer agent shall also have provided the Acquiring Fund with a certificate confirming that the acts specified in the preceding sentence have been taken and that the information so supplied is complete and accurate to the best knowledge of the transfer agent.

6.8.    The Acquiring Fund shall have received a favorable opinion of Morgan, Lewis & Bockius LLP, counsel to the Acquired Fund, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of such firm appropriate to render the opinions expressed therein, and in a form satisfactory to the Acquiring Fund, to the following effect:

(a)         The Acquired Trust has been duly organized and is validly existing and in good standing as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust” under the laws of The Commonwealth of Massachusetts and has power as a business trust to own all of its properties and assets and to carry on its business, in each case as described in its Declaration of Trust, and the Acquired Fund is a separate series thereof duly established in accordance with the Declaration of Trust and the Bylaws of the Acquired Trust and the applicable provisions of the 1940 Act.

(b)         This Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, VIL, and CBRE Clarion, is a valid and binding obligation of the Acquired Trust and the Acquired Fund enforceable against the Acquired Trust and the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c)          The Acquired Trust, on behalf of the Acquired Fund, has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder and, upon shareholder approval and consummation of the transactions contemplated hereby, the Acquired Trust, on behalf of the Acquired Fund, will have duly transferred such assets to the Acquiring Fund.

(d)         The execution and delivery of this Agreement by the Acquired Trust, on behalf of the Acquired Fund, did not, and the performance by the Acquired Trust and the Acquired Fund of their obligations hereunder will not, violate the Acquired Trust’s Declaration of Trust or Bylaws, or any provision of any agreement listed on a schedule to the opinion to which the Acquired Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree listed on such schedule to which the Acquired Trust or the Acquired Fund is a party or by which it is bound.

(e)          To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws (as to which counsel expresses no opinion) or such as have been obtained.

(f)           Such counsel does not know of any legal or governmental proceedings relating to the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in Section 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required.

As used in Section 6.8(a), the term “good standing” means (i) having filed a copy of the Acquiring Trust’s declaration of trust pursuant to Chapter 182 of the General Laws of the Commonwealth of Massachusetts (“Chapter 182”), (ii) having filed the necessary certificates required to be filed under Chapter 182, (iii) having paid the necessary fees due thereon and (iv) being authorized to exercise in the Commonwealth of Massachusetts all of the powers recited in the Acquiring Trust’s declaration of trust and to transact business in the Commonwealth of Massachusetts.

6.9.    In respect of periods prior to the Closing Date, each of CBRE Clarion and VIL shall have provided to the Acquiring Fund an indemnification undertaking or made alternative arrangements for the benefit of the Acquiring Fund, in each case in a form and amount satisfactory to the Acquiring Fund.

7.              CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

The obligations of the Acquired Trust and the Acquired Fund to complete the transactions provided for herein shall be subject, at their election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.    The Acquiring Trust and the Acquiring Fund shall have delivered to the Acquired Fund a certificate executed on their behalf by the Acquiring Trust’s President or any Vice President and its Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust and the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the

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covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

7.2.    The Acquiring Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Liabilities of the Acquired Fund in connection with the transactions contemplated by this Agreement. The Acquiring Trust on behalf of the Acquiring Fund also shall have delivered (or caused to be delivered) to the Acquired Fund, as reasonably requested by the Acquired Fund or its counsel, the following documents in the name of the Acquiring Trust on behalf of the Acquiring Fund: copies of custodian and transfer agent instructions, custodian and transfer agent acknowledgements of transfer or certificates, and any certificate or document mutually agreed as necessary or appropriate to consummate the Reorganization under this Agreement.

7.3.    All proceedings taken by the Acquiring Trust or the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Acquired Fund.

7.4.    The Acquired Fund shall have received a favorable opinion of Ropes & Gray, LLP, counsel to the Acquiring Trust, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of such firm appropriate to render the opinions expressed therein (and in sole reliance upon an opinion of Richards, Layton & Finger, P.A., as such opinion relates to the laws of the state of Delaware and subject to all the assumptions and qualifications to which such opinion is subject), and in a form satisfactory to the Acquired Fund, to the following effect:

(a)         The Acquiring Trust has been duly organized and is validly existing and in good standing as a Delaware statutory trust with transferable shares of beneficial interest under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business, in each case as described in its Declaration of Trust, and the Acquiring Fund is a separate series thereof duly established in accordance with the Declaration of Trust and the Bylaws of the Trust and Section 3806(b)(2) of the Delaware Statutory Trust Act.

(b)         This Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and assuming the due authorization, execution and delivery of this Agreement by the Acquired Trust, on behalf of the Acquired Fund, VIL and CBRE Clarion, is the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable against the Acquiring Trust and the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c)          The execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund did not, and the performance by the Acquiring Trust and the Acquiring Fund of their obligations hereunder will not, violate the Acquiring Trust’s Declaration of Trust or Bylaws, or any provision of any agreement listed on a schedule to the opinion to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree listed on such schedule to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound.

(d)         To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or blue sky laws (as to which counsel expresses no opinion) or such as have been obtained.

(e)          Such counsel has not represented and is not representing the Acquiring Fund or Acquiring Trust in any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in Section 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required.

(f)           Assuming that a consideration not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and, upon such transfer and delivery in accordance with the resolutions adopted by the Board of Trustees of the Acquiring Trust relating to the authorization of the registration, sale and issuance of the shares and the approval of this Agreement, will be validly issued and outstanding and fully paid and, except as set forth in the Acquiring Fund Prospectus, nonassessable Class A and Class I shares of beneficial interest in the Acquiring Fund.

(g)          The Registration Statement has become effective and, to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued.

8.              FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES.

The respective obligations of the Acquiring Trust, the Acquiring Fund, the Acquired Trust and the Acquired Fund hereunder are subject to the further conditions set forth below, and if any of such conditions have not been satisfied on or before the Closing Date, each party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

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8.1.    This Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust’s Declaration of Trust, Bylaws and applicable law, and the parties shall have received reasonable evidence of each such approval.

8.2.    On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3.    All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities) deemed, in good faith, necessary by the Acquired Trust, the Acquired Fund, the Acquiring Trust or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

8.4.    The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5.    The post-effective amendment to the registration statement of the Acquiring Trust on Form N-1A relating to the Class A and Class I shares of beneficial interest of the Acquiring Fund shall have become effective and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Acquiring Trust, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.6.    The Acquired Fund and the Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP dated on the Closing Date (which opinion will be subject to certain qualifications) satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, generally for federal income tax purposes:

(a)         The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund’s assumption of the Liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares, followed by the distribution by the Acquired Fund of such Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in Section 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)         No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund and (ii) upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in Section 1 hereof.

(c)          No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the assumption of the Liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares as contemplated in Section 1 hereof.

(d)         The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer.

(e)          The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund.

(f)           No gain or loss will be recognized by Acquired Fund shareholders upon the exchange of all of their Acquired Fund Shares for the Acquiring Fund Shares (including fractional shares to which they may be entitled).

(g)          The aggregate tax basis of the Acquiring Fund Shares to be received by each shareholder of the Acquired Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of Acquired Fund Shares exchanged therefor.

(h)         An Acquired Fund shareholder’s holding period for the Acquiring Fund Shares (including fractional shares to which they may be entitled) to be received will include the period during which Acquired Fund Shares exchanged therefor were held, provided that the shareholder held Acquired Fund Shares as a capital asset on the date of the exchange.

(i)             The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will be based on certain factual certifications made by officers of the Acquired Trust and the Acquiring Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

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8.7.    At any time prior to the Closing, any of the foregoing conditions of this Section 8 (except for Section 8.1) may be jointly waived by the Board of Trustees of the Acquired Trust and the Board of Trustees of the Acquiring Trust, if, in the judgment of the Board of Trustees of the Acquired Trust, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and, if, in the judgment of the Board of Trustees of the Acquiring Trust, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquiring Fund.

8.8       It is the intention of the parties that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(l)(F) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or is reasonably likely to result in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(l)(F) of the Code.

9.              BROKERAGE FEES; EXPENSES; UNIDENTIFIED LIABILITIES.

9.1.    Each of the Acquired Trust, the Acquired Fund, the Acquiring Trust and the Acquiring Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

9.2.    VIL and CBRE Clarion will bear all expenses incurred by the Acquiring Trust, the Acquiring Fund, the Acquired Trust, and the Acquired Fund in connection with the transaction contemplated by this Agreement. For the avoidance of doubt, neither the Acquiring Fund nor the Acquired Fund will bear any expenses relating to the Reorganization.

9.3.    CBRE Clarion agrees to indemnify and hold harmless the Acquired Trust and each of the Acquired Trust’s officers and trustees and the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Trust or any of its trustees or officers or the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or action with respect thereto) arises out of or is based on any material breach by CBRE Clarion of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.

9.4.    VIL agrees to indemnify and hold harmless the Acquired Trust and each of the Acquired Trust’s officers and trustees and the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Trust or any of its trustees or officers or the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by VIL of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.

10.       ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1.                     Except with respect to the Confidentiality and Non-Disclosure Agreement between the Acquired Trust and the Acquiring Trust dated September 29, 2016, this Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter and may not be changed except by a letter of agreement signed by each party hereto.

10.2.                     The representations, warranties and covenants contained in this Agreement or in any other document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except Sections 1.1, 1.3, 1.5, 1.6, 3.5, 4.1(x), 4.3, 4.4, 9, 10.2, 14 and 15. The covenants to be performed after the Closing shall survive after the Closing.

11.       TERMINATION

11.1.                     This Agreement may be terminated by the mutual agreement of the Acquired Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, prior to the Closing Date.

11.2.                     In addition, either of the Acquired Trust or the Acquiring Trust may at its option terminate this Agreement at or prior to the Closing Date because:

(a)         With respect to a termination by the Acquired Trust, of a material breach by the Acquiring Trust or the Acquiring Fund of any representation, warranty, covenant or agreement contained herein to be performed by the Acquiring Trust or the Acquiring Fund at or prior to the Closing Date; or with respect to a termination by the Acquiring Trust, of a material breach by the Acquired Trust or Acquired Fund of any representation, warranty, covenant or agreement herein to be performed by the Acquired Trust or the Acquired Fund at or prior to the Closing Date;

(b)         A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met;

(c)          Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-

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appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.2(c) shall have used its reasonable efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied;

(d)         The Board of Trustees of the Acquiring Trust or the Board of Trustees of the Acquired Trust has resolved to terminate this Agreement after determining in good faith that circumstances have developed that would make proceeding with the transactions contemplated herein not in the best interests of the Acquiring Fund’s shareholders or the Acquired Fund’s shareholders, respectively, and prompt written notice is given to the other parties hereto.

11.3.                     If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2017, this Agreement shall automatically terminate on that date unless a later date is agreed to by all of the parties to this Agreement.

11.4.                     In the event of the termination of this Agreement and abandonment of the transactions contemplated hereby pursuant to this Section 11, this Agreement shall become void and have no effect except that (a) Sections 4.3, 4.4, 9.1, 9.2, 11.4, 14 and 15 shall survive any termination of this Agreement, and (b) notwithstanding anything to the contrary contained in this Agreement, no party shall be relieved or released from any liability or damages arising out of any breach of any provision of this Agreement by any party prior to the date of termination, unless the termination is effected pursuant to Section 11.1.

12.       TRANSFER TAXES.

Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

13.       AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquiring Trust and the Acquired Trust; provided, however, that following the shareholders’ meeting called by the Acquired Fund pursuant to Section 5.2 no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

14.       NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Trust or the Acquired Fund at The Advisors’ Inner Circle Fund, c/o SEI Corporation, One Freedom Valley Drive, Oaks, PA 19456, Attention: Legal Department, or the Acquiring Trust or the Acquiring Fund at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

15.       MISCELLANEOUS.

15.1.                     The article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. If any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions and portions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

15.2.                     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.

15.3.                     This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

15.4.                     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5.                     All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15.6.                     A copy of the Acquired Trust’s Amended and Restated Agreement and Declaration of Trust dated February 18, 1997, as amended, to which reference is hereby made is on file at the office of the Secretary of The Commonwealth of Massachusetts and elsewhere as required by law. This Agreement was executed or made by or on behalf of the Acquired Trust and the Acquired Fund by the Trustees or officers of the Acquired Trust as Trustees or officers and not individually and the obligations of this Agreement are not binding upon any of them or the shareholders of the Acquired Fund individually but are binding only upon the

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assets and property of the Acquired Trust or upon the assets belonging to the series or class for the benefit of which the Trustees have caused this Agreement to be made.

15.7.                     This Agreement was executed or made by or on behalf of the Acquiring Trust and the Acquiring Fund by the Trustees or officers of the Acquiring Trust as Trustees or officers and not individually and the obligations of this Agreement are not binding upon any of them or the shareholders of the Acquiring Fund individually. The Acquiring Trust is a Delaware statutory trust organized in series (each a “Series”) of which the Acquiring Fund constitutes one such Series and the Acquiring Trust is executing this Agreement with respect to the Acquiring Fund only. Pursuant to the governing instrument of the Acquiring Trust and Section 3804(a) of the Delaware Statutory Trust Act, there is a limitation on liabilities of each Series such that (a) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series are enforceable against the assets of such Series only, and not against the assets of the Acquiring Trust generally or the assets of any other Series thereof and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Acquiring Trust generally or any other Series thereof are enforceable against the assets of such Series.

15.8.                     Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, in which case the party issuing such statement or communication shall advise the other party in writing prior to such issuance.

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APPENDIX B: ADDITIONAL INFORMATION ABOUT VOYA CBRE LONG/SHORT FUND

Portfolio Holdings Information

A description of Voya Long/Short Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Statement of Additional Information related to this Proxy Statement/Prospectus. Portfolio holdings information can be reviewed online at www.voyainvestments.com.

Choosing a Share Class

Choosing a Share Class

When choosing between classes, you should carefully consider: (1) how long you plan to hold shares of Voya Long/Short Fund; (2) the amount of your investment; (3) the expenses you’ll pay for each class, including ongoing annual expenses along with the initial sales charge or the CDSCs; and (4) whether you qualify for any sales charge discounts. Please review the disclosure about all of the available share classes carefully. Before investing, you should discuss with your financial intermediary which share class may be right for you.

The tables below summarize the features of the classes of shares available through this Proxy Statement/Prospectus. Fund charges may vary so you should review Voya Long/Short Fund’s fee table as well as the section entitled “Sales Charges” in this Proxy Statement/Prospectus.

Summary of primary differences among share classes:

Class A
Initial Sales Charge	Up to 5.75% (reduced for purchases of $50,000 or more and eliminated for purchases of $1 million or more)
Contingent Deferred Sales Charge	None (except that with respect to purchases of $1 million or more for which the initial sales charge was waived, a charge of 1.00% applies to redemptions made within 18 months)(1)
Distribution and/or Shareholder Services (12b-1) Fees	0.25% annually
Purchase Maximum	None
Minimum Initial Purchase/Minimum Account Size	$1,000 ($250 for IRAs)/$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None (At least $100/month for Pre-Authorized Investment Plan)
Minimum Initial Account Balance for Systematic Exchange Privilege	$5,000
Conversion	None
Class I
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	None
Purchase Maximum	None
Minimum Initial Purchase(2),*/Minimum Account Size	$250,000/$250,000
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None (At least $100/month for Pre-Authorized Investment Plan)
Conversion	None

(1)         A contingent deferred sales charge applies to shares purchased without an initial sales charge, as part of an investment of $1 million or more, and redeemed within 18 months of purchase.

(2)         There is no minimum initial investment requirement for qualified retirement plans or other defined contribution plans and defined benefit plans that invest in the Voya funds through omnibus arrangements.

*                 Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940.

Please refer to the minimum investments table for additional information.

You and/or your financial intermediary should also take care to assure that you are receiving any sales charge reductions or other benefits to which you may be entitled. As an example, as is discussed below, you may be able to reduce a Class A sales charge payable by aggregating purchases to achieve breakpoint discounts. Voya Long/Short Fund uses the net amount invested when determining whether a shareholder has reached the required investment amount in order to be eligible for a breakpoint discount. In order to ensure that you are receiving any applicable sales charge reduction, it may be necessary for you to inform Voya Long/Short Fund or your financial intermediary of the existence of other accounts that may be eligible to be aggregated. The Statement of Additional Information discusses specific classes of investors who may be eligible for a reduced sales charge. In addition, investors investing in Voya Long/Short Fund through an intermediary should consult the Exhibit to this Appendix B, which includes information regarding financial intermediary specific sales charges and related discount policies that apply to purchases

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through certain specified intermediaries. Before investing you should discuss which share class may be right for you with your financial intermediary.

Distribution and Service (12b-1) Fees

Voya Long/Short Fund pays fees to VID on an ongoing basis as compensation for the services VID provides and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“service fees”). These payments are made pursuant to distribution and/or shareholder servicing plans adopted by Voya Long/Short Fund pursuant to Rule 12b-1 of the 1940 Act (“12b-1 Plan”). Because these distribution and service fees are paid on an ongoing basis, over time these fees will increase the cost of your investment and cost you more than paying other types of sales charges.

Voya Long/Short Fund has adopted a 12b-1 Plan for Class A shares. The maximum annual rates at which the distribution and/or servicing fees may be paid under the 12b-1 Plan (calculated as a percentage of the Fund’s average daily net assets attributable to the particular class of shares) is 0.25%.

Sales Charges

Voya Long/Short Fund makes available in a clear and prominent format, free of charge, on its website, (www.voyainvestments.com), information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers, eligibility minimums and purchases of Voya Long/Short Fund’s shares. The website includes hyperlinks that facilitate access to the information.

Class A Shares

This section includes important information about sales charges and sales charge reduction programs available to investors in Voya Long/Short Fund’s Class A shares and describes the information or records you may need to provide to VID or your financial intermediary in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of Voya Long/Short Fund is the NAV of the shares at the time of purchase, plus an initial sales charge. The initial sales charge varies depending on the size of your purchase, as set forth in the following tables. No sales charge is imposed when Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of Voya Long/Short Fund through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper breakpoint discount, if any.

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

Class A shares of Voya Long/Short Fund are sold subject to the following sales charge:

Your Investment	As a % of the offering price	As a % of net asset value
LESS THAN $50,000	5.75	6.10
$50,000 - $99,999	4.50	4.71
$100,000 - $249,999	3.50	3.63
$250,000 - $499,999	2.50	2.56
$500,000 - $999,999	2.00	2.04
$1,000,000 AND OVER(1)	N/A	N/A

(1)         See “Contingent Deferred Sales Charges— Class A Shares” below.

Shareholders that purchased funds that were a part of the Lexington family of funds or the Aetna family of funds prior to February 2, 1998, at the time of purchase, are not subject to sales charges for the life of their account on purchases made directly with Voya Long/Short Fund. In addition, shareholders that purchased shares of CBRE Long/Short Fund are not subject to sales charges for the life of their account on the purchase of additional shares of Voya Long/Short Fund.

Contingent Deferred Sales Charges - Class A Shares

Investments of $1 Million or More. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, these shares will be subject to a 1.00% CDSC if they are redeemed within 18 months of purchase.

CDSC on Exchange into Voya Senior Income Fund

You are not required to pay an applicable CDSC upon an exchange from Voya Long/Short Fund into Voya Senior Income Fund. However, if you exchange into Voya Senior Income Fund and subsequently offer your common shares for repurchase by Voya Senior Income Fund, Voya Long/Short Fund’s CDSC will apply. After an exchange into Voya Senior Income Fund, the time period for application of the CDSC will be calculated based on the first date you acquired your shares in Voya Long/Short Fund.

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Reduced or Waived Front-End Sales Charges

The sales charge and CDSC waiver categories described in this section do not apply to customers purchasing shares of Voya Long/Short Fund through any of the financial intermediaries specified in the Exhibit to this Appendix B (each, a “Specified Intermediary”). In all instances, it is the investor’s responsibility to notify Voya Long/Short Fund or the investor’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts.

Different financial intermediaries may apply different sales charge or CDSC waivers. Please refer to the Exhibit to this Appendix B for sales charge or CDSC waivers that are applicable to each Specified Intermediary.

Investors in Voya Long/Short Fund could reduce or eliminate sales charges applicable to the purchase of Class A shares through utilization of the Letter of Intent, Rights of Accumulation, or Combination Privilege. These programs are summarized below and are described in greater detail in the Statements of Additional Information.

You may reduce the initial sales charge on a purchase of Class A shares of Voya Long/Short Fund by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

•                  Letter of Intent — lets you purchase shares over a 13-month period and pay the same sales charge as if the shares had all been purchased at once;

•                  Rights of Accumulation — lets you add the value of shares of any open-end Voya mutual fund (excluding Voya Government Money Market Fund) you already own to the amount of your next purchase for purposes of calculating the sales charge; or

•                  Combination Privilege — shares held by investors in the Voya mutual funds which impose a CDSC may be combined with Class A shares for a reduced sales charge.

In addition, certain investors may be eligible for special purchases of Class A shares at NAV. This may be done by:

•                  Reinstatement Privilege — If you sell Class A shares of Voya Long/Short Fund (or shares of other Voya mutual funds managed by VIL) and reinvest any of the proceeds in Class A shares of another Voya mutual fund within 90 days. For additional information regarding the reinstatement privilege, contact a Shareholder Services Representative or see the Statement of Additional Information; or

•                  Purchases by Certain Accounts—Class A shares may be purchased at NAV by certain fee-based programs offered through selected registered investment advisers, broker-dealers, and other financial intermediaries. Class A shares may also be purchased at NAV by shareholders that purchase Voya Long/Short Fund through a financial intermediary that offers our Class A shares uniformly on a “no load” (or reduced load) basis to you and all similarly situated customers of the intermediary in accordance with the intermediary’s prescribed fee schedule for purchases of fund shares, including by shareholders that purchase shares through a financial intermediary that has entered into an agreement with VID to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

See the Account Application, the Exhibit to this Appendix B, or the Statement of Additional Information for additional information regarding the reduction of Class A shares’ charges, or contact your financial intermediary or a Shareholder Services Representative for more information.

Required Shareholder Information and Records. In order for investors in Class A shares of Voya Long/Short Fund to take advantage of sales charge reductions, an investor or his/her financial intermediary must notify VID that the investor qualifies for such reduction. If VID is not notified that the investor is eligible for these reductions, VID will be unable to ensure that the reduction is applied to the investor’s account. An investor may have to provide certain information or records, including account statements, to his/her financial intermediary or to VID to verify the investor’s eligibility for breakpoint privileges or other sales charge waivers.

CDSC Waivers. If you notify Voya Long/Short Fund’s transfer agent, BNY Mellon Investment Servicing (U.S.) Inc. (“Transfer Agent”), at the time of redemption, the CDSC for Class A shares will be waived in the following cases:

•                  Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

•                  Mandatory distributions from “employee benefit plans” or an Individual Retirement Account (“IRA”).

•                  Reinvestment of dividends and capital gains distributions.

In addition, the CDSC will be waived on the redemption of shares held through an intermediary if the intermediary has entered into an agreement with VID to waive the CDSC. If you think you may be eligible for a CDSC waiver, contact your financial intermediary or a Shareholder Services Representative.

Reinstatement Privilege. If you sell Class A shares of Voya Long/Short Fund you may be eligible for a full or prorated credit of the CDSC paid on the sale when you make an investment up to the amount redeemed in the same share class within 90 days of

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the eligible sale. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial intermediary or a Shareholder Services Representative, or see the Exhibit to this Appendix B and/or the Statement of Additional Information for more information. An investor may be asked to provide information or records, including account statements, regarding shares of Voya Long/Short Fund held in all of the investor’s accounts held directly with the Trust or through a financial intermediary; any account of the investor at another financial intermediary; and accounts of related parties of the investor; such as members of the same family or household, at any financial intermediary.

How Shares Are Priced

Voya Long/Short Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The NAV per share for each class of Voya Long/Short Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of Voya Long/Short Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when Voya Long/Short Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent Voya Long/Short Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, Voya Long/Short Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the VMF Board. Such procedures provide, for example, that:

•                  Exchange-traded securities are valued at the mean of the closing bid and ask.

•                  Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity individual trading characteristics and other market data.

•                  Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers.

•                  Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes.

•                  Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse.

•                  Over-the-counter swap agreements are valued using a price provided by an independent pricing service.

•                  Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and Voya Long/Short Fund’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service.

•                  Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which Voya Long/Short Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of

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current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the VMF Board following procedures approved by the VMF Board. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine Voya Long/Short Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in Voya Long/Short Fund.

How to Buy Shares

Customer Identification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person that opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: Voya Long/Short Fund, VID, or a third-party selling you the Fund, must obtain the following information for each person that opens an account:

•                  Name;

•                  Date of birth (for individuals);

•                  Physical residential address (although post office boxes are still permitted for mailing); and

•                  Social Security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver’s license, passport, or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

Federal law prohibits Voya Long/Short Fund, VID, and other financial institutions from opening accounts unless they receive the minimum identifying information listed above. They also may be required to close your account if they are unable to verify your identity within a reasonable time.

If you are a participant in a qualified retirement plan, you should make purchases through your plan administrator or sponsor, who is responsible for transmitting orders.

Voya Long/Short Fund or VID, reserve the right to reject any purchase order. Please note that cash, traveler’s checks, third-party checks, money orders, and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted. Voya Long/Short Fund and VID reserve the right to waive minimum investment amounts. Waiver of the minimum investment amount can increase operating expenses of Voya Long/Short Fund. Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940. Voya Long/Short Fund and VID reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value minimum.

Voya Long/Short Fund reserves the right to suspend the offering of shares.

Class A Shares

Class A shares may be purchased and sold by contacting any financial intermediary (who may impose transaction charges in addition to those described in this Proxy Statement/Prospectus) authorized to sell Fund shares. You may purchase additional shares in various ways, including through your financial adviser and by mail, telephone, on-line, and bank wire.

Class I Shares

Class I shares may be purchased without a sales charge by: (1) qualified retirement plans such as 401(a), 401(k), or other defined contribution plans and defined benefit plans; (2) 529 college savings plans; (3) insurance companies and foundations investing for their own account; (4) wrap programs offered by broker-dealers and financial institutions; (5) accounts of, or managed by, trust departments; (6) individuals whose accounts are managed by an investment adviser representative, as stated above; (7)

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retirement plans affiliated with Voya Financial Inc.; (8) Voya Financial, Inc. affiliates for purposes of corporate cash management; and (9) other registered investment companies.

Retirement Plans

Voya Long/Short Fund has available prototype qualified retirement plans for corporations and self-employed individuals. It also has available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans and Pension and Profit Sharing Plans. BNY Mellon Investment Servicing Trust Company acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at 1-800-992-0180. BNY Mellon Investment Servicing Trust Company currently receives a $12 custodial fee annually for the maintenance of each such account.

Make your investment using the purchase minimum guidelines in the following table.

Minimum Investments	Class	Initial Purchase	Subsequent Purchases
Non-retirement accounts	A	$1,000	No minimum
	I(1),(2)	$250,000
Retirement accounts	A	$250	No minimum
	I(1),(2)	$250,000
Pre-Authorized Investment Plan	A	$1,000	At least $100/month
	I(1),(2)	$250,000
Certain omnibus accounts	A	$250	No minimum

(1)         Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940.

(2)         There is no minimum initial investment requirement for qualified retirement plans or other defined contribution plans and defined benefit plans that invest in the Voya funds through omnibus arrangements.

Make your investment using the methods outlined in the following table.

Buying Shares	Opening an Account	Adding to an Account
By Contacting Your Financial Intermediary	A financial intermediary with an authorized firm can help you establish and maintain your account	Contact your financial intermediary.

By Mail	Make your check payable to Voya Investment Management and mail in with a completed Account Application. Please indicate your financial intermediary on the New Account Application.

Fill out the Account Additions form at the bottom of your account statement and mail it along with your check payable to Voya Investment Management to the address on the account statement. Please write your account number on the check.

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Buying Shares	Opening an Account	Adding to an Account
By Wire

Call Shareholder Services at 1-800-992-0180 to obtain an account number and indicate your financial intermediary on the account.

Instruct your bank to wire funds to Voya Long/Short Fund in the care of:

Bank of New York Mellon

ABA # 011001234

credit to: BNY Mellon Investment Servicing

(U.S.) Inc. as Agent for Voya mutual funds

A/C #0000733938; for further credit to

Shareholder A/C #

(A/C # you received over the telephone)

Shareholder Name:

                           (Your Name Here)

After wiring funds you must complete the Account Application and send it to:

Voya Investment Management

P.O. Box 9772

Providence, RI

02940-9772

Wire the funds in the same manner described under “Opening an Account.”

Execution of Purchase Orders

Purchase orders are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or VID. A purchase order will be deemed to be in proper form when all of the required steps set forth under “How to Buy Shares” have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the federal funds wire has been received. If you are opening a new account and you purchase by wire, you must submit an application form prior to Market Close. If an order or payment by wire is received after Market Close, your order will not be executed until the next NAV is determined. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, your broker-dealer or financial institution must receive your order in proper form before Market Close and transmit the order to the Transfer Agent or VID in a timely manner.

You will receive a confirmation of each new transaction in your account, which also will show you the number of shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership.

How to Sell Shares

You may sell shares by using the methods outlined in the following table. Under unusual circumstances, Voya Long/Short Fund may suspend the right of redemption as allowed by the SEC or federal securities laws.

If you are a participant in a qualified retirement plan, you should make redemptions through your plan administrator or sponsor, who is responsible for transmitting orders.

Selling Shares	To Sell Some or All of Your Shares
By Contacting Your Financial Intermediary

You may sell shares by contacting your financial intermediary. Financial intermediaries may charge for their services in connection with your redemption request but neither Voya Long/Short Fund nor VID imposes any such charge.

By Mail

Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:

Voya Investment Management

P.O. Box 9772

Providence, RI 02940-9772

If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.

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Selling Shares	To Sell Some or All of Your Shares
By Telephone - Expedited Redemption

You may sell shares by telephone on all accounts, other than retirement accounts, unless you check the box on the Account Application which signifies that you do not wish to use telephone redemptions. To redeem by telephone, call a Shareholder Services Representative at 1-800-992-0180.

Receiving Proceeds By Check:

You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with Voya Investment Management for at least 30 days.

Receiving Proceeds By Wire:

You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.

Systematic Withdrawal Plan (available only for those share classes referenced below)

You may elect to make periodic withdrawals from your account on a regular basis.

Class A

•                  Your account must have a current value of at least $10,000.

•                  Minimum withdrawal amount is $100.

•                  You may choose from monthly, quarterly, semi-annual or annual payments.

Class I

•                  Your account must have a current value of at least $250,000.

•                  Minimum withdrawal amount is $1,000.

•                  You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative or refer to the Account Application or the Statement of Additional Information.

Execution of Sale Requests

Sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or VID. For your transaction to be counted on the day you place your sale request with your broker-dealer or other financial institution, your broker-dealer or financial institution must receive your sale request in proper form before Market Close and promptly transmit the sale request to the Transfer Agent or VID in a timely manner.

You will receive a confirmation of each new transaction in your account, which also will show you the number of shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership.

Payments

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a request in good order. Voya Long/Short Fund can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances, including as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV, but Voya Long/Short Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. A redemption request made within 30 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee. Redemption requests of an amount of $10 million or more must be submitted in writing by an authorized person.

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A medallion signature guarantee may be required in certain circumstances. A request to change the bank designated to receive wire redemption proceeds must be received in writing, signed by an authorized person, and accompanied by a medallion signature guarantee from any eligible guarantor institution. In addition, if you wish to have your redemption proceeds transferred by wire to an account other than your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder’s address of record, you must provide a medallion signature guarantee with your written redemption instructions. Please see the Statement of Additional Information for more details on the medallion signature guarantee program.

Voya Long/Short Fund normally intends to pay in cash for all shares redeemed but under abnormal conditions that make payment in cash unwise, Voya Long/Short Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such a case, Voya Long/Short Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

Telephone Orders

Voya Long/Short Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. Voya Long/Short Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If Voya Long/Short Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

Small Accounts

Due to the relatively high cost of handling small investments, Voya Long/Short Fund reserves the right, upon 30 days’ prior written notice, to redeem at NAV (less any applicable deferred sales charge), the shares of any shareholder whose account (except for IRAs) has a total value that is less than Voya Long/Short Fund’s minimum. Before Voya Long/Short Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.

How to Exchange Shares

Exchanges Between Shares of Voya Mutual Funds

You may exchange shares of Voya Long/Short Fund for shares of the same class of any other Voya mutual fund, except for Voya Corporate Leaders Trust Fund, without paying any additional sales charge, if you otherwise meet the eligibility requirements of the class of shares of the Voya mutual fund to be received in the exchange. If you purchase Class A shares of Voya Government Money Market Fund and did not pay a sales charge, you must pay the applicable sales charge on an exchange into Class A shares of another Voya mutual fund. Additionally, Class L shares of Voya Government Money Market Fund may be exchanged for Class C shares of any other Voya mutual fund.

If you exchange shares of Voya Long/Short Fund that are subject to a CDSC into shares of another Voya mutual fund that are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate that was applicable to your original shares. Your new shares will continue to age for CDSC purposes from the date that the original shares were purchased.

If you acquired Class L shares of Voya Government Money Market Fund through an exchange from Class C shares of a Voya mutual fund that were subject to a CDSC and then exchange your Class L shares of Voya Government Money Market Fund for Class C shares of another Voya mutual fund you will continue to be subject to the CDSC that applied to your original shares. The time you held the Class L shares of Voya Government Money Market Fund will not count toward the CDSC holding period.

If you acquired Class L shares of Voya Government Money Market Fund through a purchase (not through an exchange) and then exchange your Class L shares of Voya Government Money Market Fund into Class C shares of another Voya mutual fund, you will become subject to any CDSC that applies to the Voya mutual fund into which you exchange. The time you held your Class L shares of Voya Government Money Market Fund will not count toward the CDSC holding period of the Voya mutual fund into which you exchanged.

Exchanges Between Classes of Shares of the Same Fund

You may exchange Class A shares and Class I shares of Voya Long/Short Fund for any other class of Voya Long/Short Fund, if you otherwise meet the eligibility requirements of the class of shares to be received in the exchange, except that you may not exchange shares that are subject to a CDSC until the CDSC period has expired, unless VID approves the exchange and determines that no CDSC is payable in connection with the exchange. All exchanges within the same Fund are subject to the discretion of VID to permit or reject such exchanges.

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Shareholders generally should not recognize gain or loss for U.S. federal income tax purposes for an exchange between classes of shares of the same Fund provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an exchange between classes of shares of the same Fund.

Exchanges between classes of shares of the same Fund are not subject to the frequent trading and market timing policies of Voya mutual funds.

Additional Information About Exchanges

Fees and expenses differ among Voya mutual funds and among share classes of the same fund. Please read the prospectus for the Voya mutual fund and share class you are interested in prior to exchanging into that Voya mutual fund or share class. Contact your financial intermediary or consult your plan documents for additional information.

An exchange of shares of Voya Long/Short Fund for shares of another Voya mutual fund is treated as a sale and purchase of shares and may result in the recognition of a gain or loss for federal and state income tax purposes. For exchanges between Voya mutual funds, you should consult your own tax advisor for advice about the particular federal, state, and local tax consequences to you of the exchange. The total value of shares being exchanged must at least equal the minimum investment requirement of the Voya mutual fund into which they are being exchanged.

If you exchange into Voya Senior Income Fund, your ability to sell or liquidate your investment will be limited. Voya Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis. It is not expected that a secondary market for Voya Senior Income Fund’s shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, Voya Senior Income Fund will normally make monthly repurchase offers for not less than 5% of its outstanding common shares. If more than 5% of Voya Senior Income Fund’s common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege into Voya Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the Voya Senior Income Fund prospectus or any other Voya mutual fund prospectus by calling 1-800-992-0180 or by going to www.voyainvestments.com.

In addition to Voya Long/Short Fund, VID offers many other funds. Shareholders exercising the exchange privilege with any other Voya mutual fund should carefully review the prospectus of that fund before exchanging their shares. Investors may obtain a copy of a prospectus of any Voya mutual fund not discussed in this Prospectus by calling 1-800-992-0180 or by going to www.voyainvestments.com.

You will automatically have the ability to request an exchange between Voya mutual funds by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. Voya Long/Short Fund may change or cancel its exchange policies at any time, upon 60 days’ prior notice to shareholders.

Systematic Exchange Privilege

Subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually, or annually from your account to an identically registered account in the same class of any other open-end Voya mutual fund, except for Voya Corporate Leaders Trust Fund. This exchange privilege may be modified at any time or terminated upon 60 days’ prior written notice to shareholders.

Frequent Trading - Market Timing

Voya Long/Short Fund is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of Voya Long/Short Fund. Voya Long/Short Fund reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder’s or retirement plan participant’s intermediary that the Fund determines not to be in the best interest of the Fund. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Fund’s frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading. Voya Long/Short Fund will not be liable for any loss resulting from rejected orders or other actions as described above.

Voya Long/Short Fund believes that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Fund or its shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of VIL or Sub-Adviser (if applicable) to invest assets in an orderly, efficient manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.

Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time Voya Long/Short Fund computes its

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current NAV, causes a change in the price of the foreign security and such price is not reflected in the Fund’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in funds which do not invest in foreign securities. For example, if trading in a security held by Voya Long/Short Fund is halted and does not resume prior to the time the Fund calculates its NAV such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. Voya Long/Short Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to price arbitrage, stale pricing and other potential pricing discrepancies. Currently, Interactive Data Pricing provides such services to Voya Long/Short Fund. However, to the extent that Voya Long/Short Fund does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Fund’s shares which negatively affects long-term shareholders.

The VMF Board has adopted policies and procedures designed to deter frequent, short-term trading in shares of Voya Long/Short Fund. In general, shareholders may make exchanges among their accounts with Voya mutual funds once every thirty (30) days. However, Voya Long/Short Fund prohibits frequent trading. Voya Long/Short Fund has defined frequent trading as follows:

•                  Any shareholder or financial adviser who initiated exchanges among all their accounts with Voya Long/Short Fund within thirty (30) calendar days of a previous exchange. All exchanges occurring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction for purposes of this policy;

•                  Trading deemed harmful or excessive by Voya Long/Short Fund (including but not limited to patterns of purchases and redemptions), in its sole discretion; and

•                  Trades initiated by financial advisers, among multiple shareholder accounts, that in the aggregate are deemed harmful or excessive.

The following transactions are excluded when determining whether trading activity is excessive:

•                  Purchases and sales of Fund shares in the amount of $5,000 or less;

•                  Transfers associated with systematic purchases or redemptions;

•                  Purchases and sales of funds that affirmatively permit short-term trading;

•                  Rebalancing to facilitate fund-of-fund arrangements or Voya Long/Short Fund’s systematic exchange privileges;

•                  Purchases or sales initiated by Voya mutual funds; and

•                  Transactions subject to the trading policy of an intermediary that Voya Long/Short Fund deems materially similar to the Fund’s policy.

Please note that while money market funds permit short-term trading, an exchange between a money market fund and another fund that does not permit short-term trading will count as an exchange for purposes of this policy.

If a violation of the policy is identified, the following action will be taken:

•                  Upon the first violation of this policy in a calendar year, purchase and exchange privileges shall be suspended for ninety (90) days. For example, if an exchange is initiated on February 1st, and a second exchange is initiated on February 15th, trading privileges shall be suspended for ninety (90) days from February 1st.

•                  Upon a second violation in a calendar year, purchase and exchange privileges shall be suspended for one hundred and eighty (180) days.

•                  No purchases or exchanges will be permitted in the account and all related accounts bearing the same Tax ID or equivalent identifier.

On the next business day following the end of the ninety (90) or one hundred and eighty (180) day suspension, any trading restrictions placed on the account(s) shall be removed.

Voya Long/Short Fund reserves the right to modify this policy at any time without prior notice.

Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in Voya Long/Short Fund will occur. Moreover, in enforcing such restrictions, Voya Long/Short Fund is often required to make decisions that are inherently subjective. Voya Long/Short Fund strives to make these decisions to the best of its abilities in a manner that it believes is in the best interest of shareholders.

Shareholders may invest in Voya Long/Short Fund through omnibus account arrangements with financial intermediaries. Omnibus accounts permit intermediaries to aggregate their clients’ transactions and in these circumstances, the identity of the

49

shareholder is often unknown. Such intermediaries include broker-dealers, banks, investment advisers, record keepers, retirement plans, and fee-based accounts such as wrap fee programs. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. VIL and its affiliates have agreements in place with intermediaries which require such intermediaries to provide detailed account information, including trading history, upon request of Voya Long/Short Fund. There is no assurance that VIL or its affiliates will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading in omnibus accounts effectively.

In some cases, Voya Long/Short Fund will rely on the intermediaries’ excessive trading policies and such policies shall define the trading activity in which the shareholder may engage. This shall be the case where Voya Long/Short Fund is used in certain retirement plans offered by affiliates. With trading information received as a result of the agreements, Voya Long/Short Fund may make a determination that certain trading activity is harmful to the Fund and its shareholders even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in Voya Long/Short Fund may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary.

Payments to Financial Intermediaries

Voya mutual funds are distributed by VID. VID is a broker-dealer that is licensed to sell securities. VID generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each Voya mutual fund also has an investment adviser which is responsible for managing the money invested in each of the mutual funds. Both of these entities or their affiliates (collectively, “Voya”) may compensate an intermediary for selling Voya mutual funds.

Only persons licensed with FINRA as a registered representative (often referred to as a broker or financial adviser) and associated with a specific broker-dealer may receive compensation from Voya for selling a Voya mutual fund to you. VID has an agreement in place with each broker-dealer selling Voya Long/Short Fund defining specifically what that broker-dealer will be paid for the sale of a particular Voya mutual fund. The broker-dealer then pays the registered representative who sold you the mutual fund some or all of what they receive from Voya. A registered representative may receive a payment when the sale is made and in some cases, can continue to receive payments while you are invested in the mutual fund.

VID may pay, from its own resources, additional fees to these broker-dealers or other financial institutions including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity’s customer assets invested in Voya mutual funds; (2) a percentage of that entity’s gross sales; or (3) some combination of these payments. Depending on the broker-dealer’s satisfaction of the required conditions, these payments may be periodic and may be up to: (1) 0.30% per annum of the value of Voya Long/Short Fund’s shares held by the broker-dealer’s customers; or (2) 0.30% of the value of Voya Long/Short Fund’s shares sold by the broker-dealer during a particular period. For example, if that initial investment averages a value of $10,000 over the year, VID could pay a maximum of $30 on those assets. If you invested $10,000, VID could pay a maximum of $30 for that sale. Voya, out of its own resources and without additional cost to Voya Long/Short Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of the Fund, including affiliates of Voya. These amounts would be in addition to the distribution payments made by Voya Long/Short Fund under the distribution agreements. Management personnel of Voya may receive additional compensation if the overall amount of investments in funds advised by Voya meets certain target levels or increases over time.

Voya may provide additional cash or non-cash compensation to third parties selling our mutual funds including affiliated companies. This may take the form of cash incentives and non-cash compensation and may include, but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. VID may also pay concessions in addition to those described above to broker-dealers so that Voya mutual funds are made available by those broker-dealers for their customers. The Sub-Adviser of Voya Long/Short Fund may contribute to non-cash compensation arrangements.

The compensation paid by Voya to a financial intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in the Voya mutual funds. The amount of continuing compensation paid by Voya to different financial intermediaries for distribution and/or shareholder services varies. The compensation is typically a percentage of the value of the financial intermediary’s clients’ investments in Voya mutual funds or a per account fee. The variation in compensation may, but will not necessarily, reflect enhanced or additional services provided by the intermediary.

Voya or a Voya mutual fund may pay service fees to intermediaries for administration, recordkeeping, and other shareholder services. Intermediaries receiving these payments may include, among others, brokers, financial planners or advisers, banks, and insurance companies. The Voya mutual funds may reimburse Voya for some or all of the payments made by Voya to intermediaries for these services.

In some cases, a financial intermediary may hold its clients’ mutual fund shares in nominee or street name. These financial intermediaries may (though they will not necessarily) provide services including, among other things: processing and mailing trade confirmations; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder

50

accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The top firms we paid to sell our mutual funds as of the last calendar year are:

Ameriprise Financial Services, Inc.; Broadridge Business Process Outsourcing, LLC; Capital One Investing, LLC; Cetera Advisor Networks, LLC; Charles Schwab & Co. Inc.; Commonwealth Financial Network; Directed Services LLC; Edward D. Jones & Co., L.P.; Goldman Sachs & Co.; LPL Financial LLC; Merrill Lynch, Pierce, Fenner & Smith Inc.; Morgan Stanley Smith Barney LLC; National Financial Services, LLC; Oppenheimer & Co., Inc.; Pershing, LLC; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; ReliaStar Life Insurance Company of New York; Sagepoint Financial Inc.; Stifel Nicolaus; TD Ameritrade, Inc.; UBS Financial Services, Inc.; Voya Financial Advisors, Inc.; Voya Retirement Insurance and Annuity Company; and Wells Fargo Advisors, LLC.

Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.

Dividends, Distributions, and Taxes

Dividends and Distributions

Voya Long/Short Fund generally distributes most or all of its net earnings in the form of dividends, consisting of ordinary income and capital gains distributions. Voya Long/Short Fund distributes capital gains, if any, annually. Voya Long/Short Fund also declares dividends and pays dividends consisting of ordinary income, if any, annually.

To comply with federal tax regulations, Voya Long/Short Fund may also pay an additional capital gains distribution.

Dividend Reinvestment

Unless you instruct Voya Long/Short Fund to pay you dividends in cash, dividends and distributions paid by the Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on shares of Voya Long/Short Fund invested in another Voya mutual fund that offers the same class of shares. If you are a shareholder of Voya Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A shares account of any open-end Voya mutual fund.

Taxes

The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting Voya Long/Short Fund and its shareholders. The following assumes that Voya Long/Short Fund’s shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the Fund with your tax advisor.

Voya Long/Short Fund will distribute all, or substantially all, of its net investment income and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses, in each case determined with reference to any loss carryforwards) to its shareholders each year. Although Voya Long/Short Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes and may also be subject to state or local taxes. For mutual funds generally, dividends from net investment income (other than qualified dividend income and capital gain dividends) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions properly reported as capital gain dividends are taxable as long term capital gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

Distributions made to a non-corporate shareholder out of “qualified dividend income,” if any, received by Voya Long/Short Fund will be subject to tax at the lower rates applicable to net capital gains, provided that the shareholder meets certain holding period and other requirements with respect to its shares.

Selling or exchanging your Fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of Voya Long/Short Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.

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You will be notified annually of the amount of income, dividends and net capital gains distributed. If you purchase shares of Voya Long/Short Fund through a financial intermediary, that entity will provide this information to you. Voya Long/Short Fund intends to qualify and be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, Voya Long/Short Fund’s failure to qualify as a regulated investment company would result in fund level taxation and therefore, a reduction in income available for distribution.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from Voya Long/Short Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Voya Long/Short Fund is required to withhold a portion, currently 28%, of all taxable dividends, distributions, and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder’s correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your tax liability.

Shareholders that invest in Voya Long/Short Fund through a tax advantaged account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.

Foreign shareholders invested in Voya Long/Short Fund should consult with their tax advisors as to if and how the U.S. federal income tax law and its withholding requirements apply to them. Generally, Voya Long/Short Fund will withhold 30% (or lower applicable treaty rate) on distributions to foreign shareholders.

Foreign Income Taxes. Investment income and proceeds received by Voya Long/Short Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle Voya Long/Short Fund to a reduced rate of such taxes or exemption from taxes on such income or proceeds. It is impossible to determine the effective rate of foreign tax for Voya Long/Short Fund in advance since the amount of the assets to be invested within various countries is not known.

Cost Basis Reporting. The Internal Revenue Service requires mutual fund companies and brokers to report on Form 1099-B the cost basis on the sale or exchange of Fund shares acquired on or after January 1, 2012 (“covered shares”). If you acquire and hold shares directly through Voya Long/Short Fund and not through a financial intermediary, the Fund will use an average cost single category methodology for tracking and reporting your cost basis on covered shares, unless you request, in writing, another cost basis reporting methodology.

Please see the Statement of Additional Information for further information regarding tax matters.

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Financial Highlights

The Financial Highlights are not included here for Voya Long/Short Fund since the Fund has not yet commenced investment operations. Voya Long/Short Fund will assume the accounting history of CBRE Long/Short Fund at the closing of the Reorganization. The Financial Highlights for CBRE Long/Short Fund are presented below.

The table that follows presents performance information about CBRE Long/Short Fund. The information is intended to help you understand CBRE Long/Short Fund’s financial performance for the period of the Fund’s operations. Some of this information reflects financial information for a single share. The total return in the table represents the rate that you would have earned (or lost) on an investment in CBRE Long/Short Fund, assuming you reinvested all of your dividends and distributions. For the fiscal years ended October 31, 2014, 2015 and 2016, the information provided below has been audited by BBD, LLP, independent registered public accounting firm whose report, along with CBRE Long/Short Fund’s financial statements, is included in CBRE Long/Short Fund’s Annual Report. The financial statements and the unqualified opinion of BBD, LLP are included in the 2016 Annual Report of CBRE Long/Short Fund, which is available upon request by calling 1-855-520-4227 or on CBRE Long/Short Fund’s website at www.cbreclarion.com. The information provided below for periods on or before October 31, 2013 was audited by different independent registered public accounting firms, whose reports reflected unqualified audit opinions.

Selected Per Share Data & Ratios For a Share Outstanding Throughout each Year or Period

	Institutional Class Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Period Ended October 31, 2012*
Net Asset Value, Beginning of Year or Period	$11.01	$10.88	$10.31	$9.91	$10.00
Income from Operations:
Net Investment Loss(1)	(0.15)	(0.18)	(0.03)	(0.11)	(0.21)
Net Realized and Unrealized Gain (Loss) on Investments, Securities Sold Short, Written Options Contracts and Foreign Currency Transactions	(0.04)	0.32	0.78	0.61	0.12
Total from Operations	(0.19)	0.14	0.75	0.50	(0.09)
Redemption Fees	—	—	—	—	—
Dividends and Distributions from:
Net Investment Income	—	—	(0.06)	—	—
Net Realized Gains	(0.83)	(0.01)	(0.08)	(0.10)	—
Net Return of Capital	—	—	(0.04)	—	—
Total Dividends and Distributions	(0.83)	(0.01)	(0.18)	(0.10)	—
Net Asset Value, End of Year or Period	$9.99	$11.01	$10.88	$10.31	$9.91
Total Return†	(1.73)%	1.31%	7.57%	5.04%	(0.90	)%††
Ratios and Supplemental Data
Net Assets, End of Year or Period (Thousands)	$511,454	$746,319	$722,918	$542,211	$236,818
Ratio of Expenses to Average Net Assets (including dividends and brokerage fees on short sales, waivers and reimbursements)(2)	4.07%	4.03%	3.70%	4.01%	4.98	%**
Ratio of Expenses to Average Net Assets (including dividends and brokerage fees on short sales, excluding waivers and reimbursements)	4.07%	4.03%	3.70%	4.01%	4.99	%**
Ratio of Net Investment Loss to Average Net Assets	(1.47)%	(1.64)%	(0.34)%	(1.13)%	(2.50	)%**
Portfolio Turnover Rate	196%	193%	131%	192%	90	%***

*                 Commenced operations on December 30, 2011.

**          Annualized.

***   Portfolio turnover rate is for the period indicated and has not been annualized.

†                 Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††          Total return would have been lower had the Adviser not waived a portion of its fee during the period.

(1)         Per share data calculated using average shares method.

(2)         Excluding dividends and prime broker fees on short sales, the ratio of expenses to average net assets would have been 1.49%, 1.49%, 1.51%, 1.51% and 1.64%, respectively.

Amounts designated as “—“ are $0.00 or have been rounded to $0.00.

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Selected Per Share Data & Ratios For a Share Outstanding Throughout each Year or Period

	Investor Class Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Period Ended October 31, 2012*
Net Asset Value, Beginning of Year or Period	$10.98	$10.86	$10.27	$9.90	$10.00
Income from Operations:
Net Investment Loss(1)	(0.13)	(0.20)	(0.07)	(0.16)	(0.27)
Net Realized and Unrealized Gain (Loss) on Investments, Securities Sold Short, Written Options Contracts and Foreign Currency Transactions	(0.09)	0.32	0.80	0.62	0.17
Total from Operations	(0.22)	0.12	0.73	0.46	(0.10)
Redemption Fees	—	—	—	0.01	—
Dividends and Distributions from:
Net Investment Income	—	—	(0.02)	—	—
Net Realized Gains	(0.83)	—	(0.08)	(0.10)	—
Net Return of Capital	—	—	(0.04)	—	—
Total Dividends and Distributions	(0.83)	—	(0.14)	(0.10)	—
Net Asset Value, End of Year or Period	$9.93	$10.98	$10.86	$10.27	$9.90
Total Return†	(2.04)%	1.10%	7.32%	4.74%	(1.00	)% ††
Ratios and Supplemental Data
Net Assets, End of Year or Period (Thousands)	$6,151	$14,265	$16,650	$76,330	$55,332
Ratio of Expenses to Average Net Assets (including dividends and brokerage fees on short sales, waivers and reimbursements)(2)	4.36%	4.23%	3.89%	4.34%	5.33	%**
Ratio of Expenses to Average Net Assets (including dividends and brokerage fees on short sales, excluding waivers and reimbursements)	4.36%	4.23%	3.89%	4.34%	5.33	%**
Ratio of Net Investment Loss to Average Net Assets	(1.31)%	(1.80)%	(0.65)%	(1.55)%	(3.27	)%**
Portfolio Turnover Rate	196%	193%	131%	192%	90	%***

*                 Commenced operations on December 30, 2011.

**          Annualized.

***   Portfolio turnover rate is for the period indicated and has not been annualized.

†                 Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††          Total return would have been lower had the Adviser not waived a portion of its fee during the period.

(1)         Per share data calculated using average shares method.

(2)         Excluding dividends and prime broker fees on short sales, the ratio of expenses to average net assets would have been 1.78%, 1.70%, 1.71%, 1.84% and 1.99%, respectively.

Amounts designated as “—“ are $0.00 or have been rounded to $0.00.

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Exhibit to Appendix B: Financial Intermediary Specific Sales Charge Waiver and Related Discount Policy Information

As described in this Proxy Statement/Prospectus, Class A shares may be subject to an initial sales charge and a CDSC. Certain financial intermediaries may impose different initial sales charges or waive the initial sales charge or CDSC in certain circumstances. This Appendix details the variations in sales charge waivers by financial intermediary. You should consult your financial representative for assistance in determining whether you may qualify for a particular sales charge waiver.

MERRILL LYNCH

Effective April 10, 2017, if you purchase fund shares through a Merrill Lynch platform or account held at Merrill Lynch, you will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI. It is your responsibility to notify your financial representative at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. It is your responsibility to notify your financial representative at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts.

Front-end Sales Charge Waivers on Class A Shares available at Merrill Lynch

•                  Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•                  Shares purchased by college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code of 1986, as amended

•                  Shares purchased through a Merrill Lynch-affiliated investment advisory program

•                  Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•                  Shares of funds purchased through the Merrill Edge Self-Directed platform

•                  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•                  Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•                  Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•                  Trustees of the Fund, and employees of the Adviser or any of its affiliates, as described in the Fund’s Prospectus

•                  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)

CDSC Waivers on Class A Shares available at Merrill Lynch

•                  Death or disability of the shareholder

•                  Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•                  Return of excess contributions from an IRA Account

•                  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•                  Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•                  Shares acquired through a right of reinstatement

•                  Shares held in retirement brokerage accounts that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A shares only)

Front-End Load Discounts available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•                  Breakpoints as described in the Fund’s Prospectus

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•                  Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial adviser about such assets

•                  Letters of Intent (LOI), which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time

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APPENDIX C: SERVICE PROVIDERS

CBRE Clarion Securities, LLC

CBRE Clarion Securities LLC (“CBRE Clarion”) serves as the investment adviser to CBRE Long/Short Fund and serves as the sub-adviser to Voya Long/Short Fund. CBRE Clarion specializes in managing portfolios of real asset securities, including listed real estate, listed infrastructure and master limited partnerships for institutional clients. CBRE Clarion is a unit of CBRE Global Investors, the independently-operated real estate investment management business of CBRE Group, Inc. (“CBRE”), a Fortune 500 and S&P 500® company headquartered in Los Angeles, CA. CBRE Clarion is an indirect majority owned subsidiary of CBRE. The principal address of CBRE Clarion is 201 King of Prussia Road, Suite 600, Radnor, PA 19087. As of December 31, 2016, CBRE Clarion had approximately $17.5 billion in assets under management.

T. Ritson Ferguson, Steven D. Burton, and Joseph P. Smith are jointly responsible for the day-to-day management of CBRE Long/Short Fund and, if the Reorganization is approved by shareholders, for the day-to-day management of the Voya Long/Short Fund.

Mr. Ferguson is one of the three founding members of CBRE Clarion. He serves as the Chief Executive Officer and leads the firm’s Management Committee. Mr. Ferguson is a Co-Chief Investment Officer and Senior Portfolio Manager, as well as a member of the firm’s Global Infrastructure Allocation Committee. He has been employed with CBRE Clarion and its predecessor firms since 1992.

Mr. Burton is a Managing Director of CBRE Clarion. He is a Co-Chief Investment Officer and a Senior Portfolio Manager, as well as a member of the firm’s Global Investment Policy Committee. He has been employed by CBRE Clarion and its predecessor firms since 1995.

Mr. Smith is a Managing Director of CBRE Clarion. He is a Co-Chief Investment Officer and a Senior Portfolio Manager, as well as a member of the firm’s Global Investment Policy Committee. He has been employed by CBRE Clarion and its predecessor firms since 1997.

The Statement of Additional Information for CBRE Long/Short Fund dated March 1, 2017 provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in CBRE Long/Short Fund.

SEI Investments Global Fund Services

SEI Investments Global Funds Services (the “SEI Administrator”) serves as the administrator to CBRE Long/Short Fund. The SEI Administrator, a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the SEI Administrator. SEI Investments and its subsidiaries and affiliates, including the SEI Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The SEI Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Voya Investments, LLC

Voya Investments, LLC (“VIL”), an Arizona limited liability company, serves as the investment adviser to Voya Long/Short Fund. VIL has overall responsibility for the management of Voya Long/Short Fund. VIL oversees all investment advisory and portfolio management services for Voya Long/Short Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. VIL is registered with the SEC as an investment adviser. VIL is an indirect, wholly-owned subsidiary of Voya Financial, Inc. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries.

VIL’s principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of December 31, 2016, VIL managed approximately $49.7 billion in assets.

VIL has engaged CBRE Clarion to provide the day-to-day management of Voya Long/Short Fund’s portfolio. VIL acts as a “manager-of-managers” for Voya Long/Short Fund. VIL has ultimate responsibility, subject to the oversight of the VMF Board, to oversee any sub-advisers and to recommend the hiring, termination, or replacement of sub-advisers. Voya Long/Short Fund and VIL have received exemptive relief from the SEC which permits VIL, with the approval of the VMF Board but without obtaining shareholder approval, to enter into or materially amend a sub-advisory agreement with sub-advisers that are not affiliated with VIL (“non-affiliated sub-advisers”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of VIL or of another company that, indirectly or directly wholly owns VIL (“wholly-owned sub-advisers”). The “manager-of-managers” structure and reliance on the exemptive relief will be approved by Voya Long/Short Fund’s initial shareholder prior to Closing.

Consistent with the “manager-of-managers” structure, VIL delegates to the sub-advisers of Voya Long/Short Fund the responsibility for day-to-day investment management subject to VIL’s oversight. VIL is responsible for, among other things, monitoring the investment program and performance of the sub-advisers of Voya Long/Short Fund. Pursuant to the exemptive

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relief, VIL, with the approval of the VMF Board, has the discretion to terminate any sub-adviser (including terminating a non-affiliated sub-adviser and replacing it with a wholly-owned sub-adviser), and to allocate and reallocate Voya Long/Short Fund’s assets among other sub-advisers. In these instances, VIL may have an incentive to select or retain an affiliated sub-adviser. For example, if a Fund is not sub-advised or is sub-advised by a wholly-owned sub-adviser, the entire advisory fee is retained by a Voya company.

In the event that VIL exercises its discretion to replace a sub-adviser of Voya Long/Short Fund or add a new sub-adviser to Voya Long/Short Fund, the Fund will provide shareholders with information about the new sub-adviser and the new sub-advisory agreement within 90 days. The appointment of a new sub-adviser or the replacement of an existing sub-adviser may be accompanied by a change to the name of Voya Long/Short Fund and a change to the investment strategies of Voya Long/Short Fund.

Under the terms of the sub-advisory agreement, the agreement can be terminated by VIL, the VMF Board, or the sub-adviser, provided that the conditions of such termination are met. In addition, the agreement may be terminated by the Fund’s shareholders. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or VIL may assume day-to-day investment management of the Fund.

For more information regarding the basis for the VMF Board’s approval of the investment advisory and investment sub-advisory relationships, please refer to the annual shareholder report for Voya Long/Short Fund to be dated October 31, 2017.

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APPENDIX D: PRINCIPAL RISKS FOR CBRE CLARION LONG/SHORT FUND

As with all mutual funds, there is no guarantee that CBRE Long/Short Fund will achieve its investment objective. A shareholder could lose money by investing in CBRE Long/Short Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in CBRE Long/Short Fund are set forth below.

Equity Risk — Since it purchases equity securities, CBRE Long/Short Fund is subject to the risk that stock prices will fall over short or extended periods of time. This is true despite CBRE Long/Short Fund’s strategy to employ short positions as a means to help preserve capital and mitigate risk. Historically, the equity markets have moved in cycles, and the value of CBRE Long/Short Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in CBRE Long/Short Fund. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

Short Sales Risk — Short sales are transactions in which CBRE Long/Short Fund sells a security it does not own. CBRE Long/Short Fund must borrow the security to make delivery to the buyer. CBRE Long/Short Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by CBRE Long/Short Fund. If the underlying security goes down in price between the time CBRE Long/Short Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, CBRE Long/Short Fund will realize a loss on the transaction. Because the market price of the security sold short could increase without limit, CBRE Long/Short Fund could be subject to a theoretically unlimited loss. The risk of such price increases is the principal risk of engaging in short sales.

In addition, CBRE Long/Short Fund’s investment performance may suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required CBRE Long/Short Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. Moreover, CBRE Long/Short Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These expenses negatively impact the performance of CBRE Long/Short Fund. For example, when CBRE Long/Short Fund short sells an equity security that pays a dividend, it is obligated to pay the dividend on the security it has sold. However, a dividend paid on a security sold short generally reduces the market value of the shorted security and thus increases CBRE Long/Short Fund’s unrealized gain or reduces the Fund’s unrealized loss on its short sale transaction. To the extent the dividend that CBRE Long/Short Fund is obligated to pay is greater than the return earned by the Fund on investments, the performance of the Fund will be negatively impacted. Furthermore, CBRE Long/Short Fund may be required to pay a premium or interest to the lender of the security. The foregoing types of short sale expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause CBRE Long/Short Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. The “negative cost of carry” will increase in periods when CBRE Long/Short Fund engages in more short sales, such as when the Adviser believes the market is likely to decline. CBRE Long/Short Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet CBRE Long/Short Fund’s needs for immediate cash or other liquidity.

Real Estate Sector and REIT Risk — CBRE Long/Short Fund will concentrate its investments in the real estate sector. Investing in real estate securities (which include REITs) may subject CBRE Long/Short Fund to risks associated with the direct ownership of real estate, such as casualty or condemnation losses; fluctuations in rental income, declines in real estate values and other risks related to local or general economic conditions; increases in operating costs and property taxes, potential environmental liabilities, changes in zoning laws and regulatory limitations on rent. Changes in interest rates may also affect the value of CBRE Long/Short Fund’s investment in real estate securities. REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs typically incur fees that are separate from those of CBRE Long/Short Fund. Accordingly, CBRE Long/Short Fund’s shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example above. In addition, REITs are subject to the risks of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and/or failing to maintain an exemption from the registration requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).

Investments in ETFs Risk — ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that CBRE Long/Short Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based or the ETF’s other holdings and the value of CBRE Long/Short Fund’s investment will fluctuate in response to the performance of the underlying index or holdings. ETFs typically incur fees that are separate from those of CBRE Long/Short Fund. Accordingly, CBRE Long/Short Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market,

59

shares may trade at a discount or premium to their net asset value and the Adviser may not be able to liquidate CBRE Long/Short Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

Inverse ETF Risk — Inverse ETFs contain all of the risks that regular ETFs present. Additionally, to the extent CBRE Long/Short Fund invests in ETFs that seek to provide investment results that match a negative multiple of the performance of an underlying index, CBRE Long/Short Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF’s benchmark rises — a result that is the opposite from traditional mutual funds.

Initial Public Offerings (“IPO”) Risk — CBRE Long/Short Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs have made a material contribution to CBRE Long/Short Fund’s performance for certain past periods. IPOs may not have a positive impact on future performance, however, because IPOs may not be consistently available to CBRE Long/Short Fund for investing or because the IPO shares may not perform well. Because IPO shares frequently are volatile in price, CBRE Long/Short Fund may hold IPO shares for a very short period of time. This may increase the turnover of CBRE Long/Short Fund’s portfolio and may lead to increased expenses for CBRE Long/Short Fund, such as commissions and transaction costs. By selling IPO shares, CBRE Long/Short Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for CBRE Long/Short Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Foreign Company Risk — When CBRE Long/Short Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for CBRE Long/Short Fund to sell its securities and could reduce the value of your shares. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by CBRE Long/Short Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

Emerging Markets Securities Risk — Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Foreign Currency Risk — Fund investments in foreign currencies and securities denominated in foreign currencies are subject to currency risk. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Additionally, the value of a Fund’s assets measured in U.S. dollars may be affected by exchange control regulations. CBRE Long/Short Fund will generally incur transaction costs in connection with conversions between various currencies which will negatively impact performance.

Derivatives Risk — CBRE Long/Short Fund’s use of forward contracts and options is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on CBRE Long/Short Fund’s share price and may also cause CBRE Long/Short Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Liquidity risk is the risk that the derivative may be difficult or impossible to sell at the time and the price that CBRE Long/Short Fund would like, which may cause the Fund to have to lower the selling price, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on CBRE Long/Short Fund’s management or performance. CBRE Long/Short Fund’s use of forwards is also subject to credit risk and valuation risk. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause CBRE Long/Short Fund to lose more than the principal amount invested in a derivative instrument.

Hedging Risk — CBRE Long/Short Fund may use derivative instruments for hedging purposes. Hedging through the use of these instruments does not eliminate fluctuations in the underlying prices of the securities that CBRE Long/Short Fund owns or intends to purchase or sell. While entering into these instruments tends to reduce the risk of loss due to a decline in the value of the hedged asset, such instruments also limit any potential gain that may result from the increase in value of the asset. To the extent that CBRE Long/Short Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time.

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Portfolio Turnover Risk — CBRE Long/Short Fund may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by CBRE Long/Short Fund. Shareholders may pay tax on such capital gains.

Non-Diversification Risk — CBRE Long/Short Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, CBRE Long/Short Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

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APPENDIX E: SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS

The following table provides information about the persons or entities who, to the knowledge of CBRE Long/Short Fund, owned beneficially or of record 5% or more of any class of that Fund’s outstanding shares as of April 21, 2017:

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Fund	Percentage of Combined Fund After the Reorganization*
National Financial Services LLC FBO Customers 499 Washington Blvd, Fl 5 Jersey City, NJ 07310-2010	19.60% of Investor Class; Beneficial 8.08% of Institutional Class; Beneficial	8.20%	8.20%
UBS Financial Services Inc. FBO Customers 1000 Harbor Blvd Weehawken, NJ 07086-6761	16.33% of Investor Class; Beneficial 23.92% of Institutional Class; Beneficial	23.84%	23.84%
Wells Fargo Bank NA FBO NRC-Money Market PO Box 1533 Minneapolis, MN 5548-1533	15.27% of Investor Class; Beneficial	0.15%	0.15%
Charles Schwab & Co. Inc. FBO Customers 101 Montgomery St San Francisco, CA 94104-4151	10.38% of Investor Class; Beneficial 31.35% of Institutional Class; Beneficial	31.14%	31.14%
Wells Fargo Bank NA FBO Meijer Pension PO Box 1533 Minneapolis, MN 55480-1533	12.78% of Institutional Class; Beneficial	12.65%	12.65%

Voya Long/Short Fund did not have any shares outstanding as of April 21, 2017.

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PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

CBRE CLARION LONG/SHORT FUND

a series of The Advisors’ Inner Circle Fund (the “Trust”)

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 20, 2017

The undersigned shareholder, revoking prior proxies, hereby appoints Michael Beattie and Dianne Descoteaux, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of CBRE Clarion Long/Short Fund (“CBRE Long/Short Fund”) to be held at the offices of SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, on June 20, 2017 at 10:00 a.m. Eastern Time, or at any adjournment thereof, and in  their  discretion  upon any other business that may properly come before the meeting  and  any  and  all  adjournments  thereof.

The undersigned hereby acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement/Prospectus.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-769-7666.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on June 20, 2017.  The proxy statement for this meeting is available at:

proxyonline.com/docs/cbreclarionlongshort.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

CBRE CLARION LONG/SHORT FUND	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side).  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of CBRE Long/Short Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders.  When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated.  Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof and the attorneys named in this proxy will vote on such matters in their best judgment.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: •

	FOR	AGAINST	ABSTAIN

1.

To approve the Agreement and Plan of Reorganization by and among each of CBRE Long Short Fund, Voya CBRE Long/Short Fund (“Voya Long/Short Fund”), CBRE Clarion Securities LLC, and Voya Investments, LLC, providing for the reorganization of CBRE Long/Short Fund with and into Voya  Long/Short Fund.

	O	O	O

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PART B

Voya Mutual Funds

Statement of Additional Information

May 15, 2017

Acquisition of the Assets and Liabilities of: CBRE Clarion Long/Short Fund (A Series of The Advisors’ Inner Circle Fund) P.O. Box 21909 Kansas City, Missouri 64121-9009	By and in Exchange for Shares of: Voya CBRE Long/Short Fund (A Series of Voya Mutual Funds) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034

This Statement of Additional Information of Voya CBRE Long/Short Fund (“SAI”) is available to the shareholders of CBRE Clarion Long/Short Fund (“CBRE Long/Short Fund”), a series of The Advisors’ Inner Circle Fund, in connection with a proposed transaction whereby all of the assets and liabilities of CBRE Long/Short Fund will be transferred to Voya CBRE Long/Short Fund (“Voya Long/Short Fund,” together with CBRE Long/Short Fund, the “Funds”, each a “Fund”), a series of Voya Mutual Funds (“VMF”), in exchange for shares of Voya Long/Short Fund (the “Reorganization”).

In addition to the information included in this SAI, the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission, are incorporated by reference herein:

1.              The SAI for CBRE Long/Short Fund, dated March 1, 2017, as filed on February 28, 2017 (File No: 811-06400).

2.              The Financial Statements of CBRE Long/Short Fund included in the Annual Report dated October 31, 2016, as filed on January 6, 2017 (File No. 811-06400). No other parts of this Annual Report are incorporated herein by reference.

Because Voya Long/Short Fund had not yet commenced operations as of the date of this SAI, no financial statements, annual or semi-annual reports for Voya Long/Short Fund are available at this time.

This SAI is not a prospectus.  A Proxy Statement/Prospectus dated March 17, 2017, relating to the Reorganization of CBRE Long/Short Fund may be obtained, without charge, by writing to One Freedom Valley Drive, Oaks, PA 19456.  This SAI should be read in conjunction with the Proxy Statement/Prospectus.

TABLE OF CONTENTS

Additional Information about Voya CBRE Long/Short Fund	3

Independent Registered Public Accounting Firms	3

Pro Forma Financial Information	3

Appendix A: Preliminary Statement of Additional Information of Voya CBRE Long/Short Fund	4

Additional Information about Voya CBRE Long/Short Fund

Attached hereto as Appendix A is the Preliminary Statement of Additional Information of Voya Long/Short Fund.

Independent Registered Public Accounting Firms

KPMG LLP serves as an independent registered public accounting firm for Voya Long/Short Fund. KPMG LLP provides audit services and tax return preparation services. KPMG LLP is located at Two Financial Center, 60 South Street, Boston, Massachusetts 02111.

BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, PA 19103, serves as independent registered public accounting firm for CBRE Long/Short Fund. The financial statements and notes thereto incorporated by reference have been audited by BBD, LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

Pro Forma Financial Information

Pro forma financial information has not been prepared for the Reorganization because Voya Long/Short Fund is a newly organized “shell” series of VMF with no assets and liabilities, which will commence operations upon consummation of the Reorganization and continue the operations of CBRE Long/Short Fund. CBRE Long/Short Fund will be accounting survivor of the Reorganization.

APPENDIX A
Additional Information about Voya Long/Short Fund

INTRODUCTION AND GLOSSARY

This Appendix A (the “SAI”) is designed to elaborate upon information contained in the Fund’s Prospectus, including the discussion of certain securities and investment techniques. The more detailed information contained in this SAI is intended for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of some of the Fund’s securities and investment techniques. Some investment techniques are described only in the Prospectus and are not repeated here.

Capitalized terms used, but not defined, in this SAI have the same meaning as in the Prospectus and some additional terms are defined particularly for this SAI.

Following are definitions of general terms that may be used throughout this SAI:

1933 Act: Securities Act of 1933, as amended

1934 Act: Securities Exchange Act of 1934, as amended

1940 Act: Investment Company Act of 1940, as amended

Administrator: Voya Funds Services, LLC

Adviser: Voya Investments, LLC or Voya Investments (formerly, ING Investments, LLC)

Affiliated Fund: A fund within the Voya family of funds

Board: The Board of Trustees for the Trust

Business Day: Each day the NYSE opens for regular trading

CFTC: United States Commodity Futures Trading Commission

Code: Internal Revenue Code of 1986, as amended

Distributor: Voya Investments Distributor, LLC (formerly, ING Investments Distributor, LLC)

Distribution Agreement: The Distribution Agreement for the Fund, as described herein

ETF: Exchange Traded Fund

Expense Limitation Agreement: The Expense Limitation Agreement(s) for the Fund, as described herein

FDIC: Federal Deposit Insurance Corporation

FHLMC or “Freddie Mac”: Federal Home Loan Mortgage Corporation

FINRA: Financial Industry Regulatory Authority, Inc.

Fiscal Year End of the Fund: October 31,

Fitch: Fitch Ratings

FNMA or “Fannie Mae”: Federal National Mortgage Association

Fund: Voya CBRE Long/Short Fund (“Voya Long/Short Fund”) I

GNMA: Government National Mortgage Association

Independent Trustees: The Trustees of the Board who are not “interested persons” (as defined in the 1940 Act) of the Fund

Interested Trustees: The Trustees of the Board who are currently treated as “interested persons” (as defined in the 1940 Act) of the Fund

Investment Management Agreement: The Investment Management Agreement for the Fund, as described herein

IPO: Initial Public Offering

IRA: Individual Retirement Account

IRS: United States Internal Revenue Service

Moody’s: Moody’s Investors Service, Inc.

NAV: Net Asset Value

NRSRO: Nationally Recognized Statistical Rating Organization

NYSE: New York Stock Exchange

OTC: Over-the-counter

Principal Underwriter: Voya Investments Distributor, LLC or the “Distributor”

Prospectus: One or more prospectuses for the Fund

REIT: Real Estate Investment Trust

RIC: A “Regulated Investment Company,” pursuant to the Code

S&L: Savings & Loan Association

S&P: S&P Global Ratings

SEC: United States Securities and Exchange Commission

Sub-Adviser: One or more sub-advisers for a Fund, as described herein

Sub-Advisory Agreement: The Sub-Advisory Agreement(s) for the Fund, as described herein

Underlying Funds: Unless otherwise stated, other mutual funds or ETFs in which the Fund may invest

Voya family of funds or the “funds”: All of the RICs managed by Voya Investments

Voya IM: Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC)

Voya Investments: Voya Investments, LLC (formerly, ING Investments, LLC)

CDSC: Contingent deferred sales charge

The Trust: Voya Mutual Funds

Rule 12b-1: Rule 12b-1 (under the 1940 Act)

Rule 12b-1 Plan: A distribution and/or Shareholder Service Plan adopted under Rule 12b-1

HISTORY OF THE TRUST

Voya Mutual Funds, an open-end management investment company that is registered under the 1940 Act, was organized as a Delaware statutory trust in 1992. On May 1, 2014, the name of the Trust changed from “ING Mutual Funds” to “Voya Mutual Funds.”

SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS AND RISKS

Diversification/Concentration

The diversification/concentration status of the Fund is outlined in the table below.

Fund	Diversified	Non-Diversified	Concentrated
Voya CBRE Long/Short Fund		X	X

Diversified Investment Companies. The 1940 Act generally requires that a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or investments in securities of other investment companies).

Non-Diversified Investment Companies. A non-diversified investment company under the 1940 Act means that a fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of a fund’s assets in the securities of a small number of issuers may cause the fund’s share price to fluctuate more than that of a diversified investment company. When compared to a diversified fund, a non-diversified fund may invest a greater portion of its assets in a particular issuer and, therefore, has greater exposure to the risk of poor earnings or losses by an issuer.

Concentration. For purposes of the 1940 Act, concentration occurs when at least 25% of a fund’s assets are invested in any one industry.

Investments, Investment Strategies, and Risks

The table on the following pages identifies various securities and investment techniques used by the Adviser or Sub-Advisers in managing the Fund. The table indicates those securities and investment techniques that the Adviser and the Sub-Advisers may use to manage a fund. The discussion following the table provides a more detailed description of those securities and investment techniques, along with the risks associated with them. The Fund may use any or all of these techniques at any one time, and the fact that the Fund may use a technique does not mean that the technique will be used. The Fund’s transactions in a particular type of security or use of a particular technique is subject to limitations imposed by the Fund’s investment objective, policies, and restrictions described in the Prospectus and/or SAI, as well as the federal securities laws. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective, policies, investment strategies, and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in the Fund’s Prospectus. Where a particular type of security or investment technique is not discussed in the Fund’s Prospectus, that security or investment technique is not a principal investment strategy, and the Fund will not invest more than 5% of its assets in such security or investment technique. See the Fund’s fundamental and non-fundamental investment restrictions for further information.

Asset Class/Investment Technique	Voya CBRE Long/Short Fund
Equity Securities
Common Stocks	X
Convertible Securities	X
Initial Public Offerings	X
Master Limited Partnerships	X
Mid- and/or Small-Capitalization Companies	X
Other Investment Companies	X
Preferred Stocks	X
Private Funds	X
Private Investment in Public Equity	X
Real Estate Securities and Real Estate Investment Trusts	X
Rights	X
Unseasoned Companies	X
Fixed-Income Securities
Asset-Backed Securities	X
Banking Industry/Short-Term Investments	X
Corporate Debt Instruments	X
Credit-Linked Notes	X
Floating or Variable Rate Instruments	X
Structured Securities	X
Government Trust Certificates	X
Guaranteed Investment Contracts	X
High Yield Securities	X
Industrial Development Bonds and Pollution Control Bonds	X
Mortgage-Related Securities	X
Adjustable Rate Mortgage Securities	X
Agency-Mortgage-Related Backed Securities	X
Collateralized Mortgage Obligations	X
Government National Mortgage Association Certificates	X
Interest/Principal Only Stripped Mortgage-Backed Securities	X
Subordinated Mortgage Securities	X
Municipal Securities	X
Municipal Lease Obligations and Certificates of Participation	X
Short-Term Municipal Securities	X
U.S. Government Securities	X
Zero-Coupon Bonds, Deferred Interest Securities, and Pay-In-Kind Securities	X
Foreign and Emerging Market Equity and Debt Investments
Foreign/Emerging Market Equity and Debt Investments	X
Depositary Receipts	X
Eurodollar Convertible Securities	X
Eurodollar and Yankee Dollar Instruments	X
Foreign Bank Obligations	X
Foreign Currency Exchange Transactions	X
Foreign Mortgage-Backed Securities	X
Sovereign Debt Instruments/Brady Bonds	X

Asset Class/Investment Technique	Voya CBRE Long/Short Fund
Supranational Agencies	X
Derivatives
Foreign Currency Futures Contracts	X
Forward Currency Contracts	X
Futures Contracts and Options on Futures Contracts	X
Index-, Currency-, and Equity-Linked Debt Instruments	X
Options	X
Exchange-Traded/Over-the-Counter Options	X
Foreign Currency Options	X
Put and Call Options	X
Stock Index Options	X
Straddles	X
Put and Call Index Warrants	X
Swaps Agreements and Options on Swap Agreements	X
Synthetic Convertible Securities	X
Warrants	X
Other Investment Practices and Risk
Borrowing	X
Portfolio Hedging	X
Repurchase Agreements	X
Restricted Securities, Illiquid Securities, and Liquidity Requirements	X
Reverse Repurchase Agreements and Dollar Roll Transactions	X
Securities Lending	X
Short Sales	X
To Be Announced Sale Commitments	X
When Issued Securities & Delayed-Delivery Transactions	X

EQUITY SECURITIES

The market price of equity securities, such as common stocks and preferred stocks owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of such securities may decline due to factors affecting equity securities markets generally or to factors affecting a particular industry or industries. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed-income securities.

Common Stocks

Common stocks represent an equity (ownership) interest in a company. This ownership interest generally gives the Fund the right to vote on issues affecting the company’s organization and operations. Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

Other types of equity securities may also be purchased, including convertible securities, preferred stocks, rights, warrants, or other securities that are exchangeable for, or otherwise provide similar exposure to, shares of common stocks.

Convertible Securities

A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stocks. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stocks. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation. Convertible securities include corporate notes or preferred stocks but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common or preferred stocks of the issuer.

By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stocks into which the securities are convertible, while investing at a better price than may be available on the common stocks or obtaining a higher fixed rate of return than is available on the common stocks.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

Before conversion, convertible securities have characteristics similar to non-convertible debt instruments in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. However, when the market price of the common stocks underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stocks. As the market price of the underlying common stocks declines, the convertible security tends to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer’s capital structure and consequently entail less risk than the issuer’s common stocks. In evaluating a convertible security, each Sub-Adviser will give primary emphasis to the attractiveness of the underlying common stocks.

The market value of convertible securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term debt instruments have greater yields than do shorter-term debt instruments of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by the Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt instruments purchased by the Fund because the Fund purchases such securities for their equity characteristics.

IPOs

IPOs occur when a company first offers its securities to the public. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.

Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Fund’s Adviser or Sub-Adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Fund. Any gains from shares held for one (1) year or less will be treated as short-term gains, taxable as ordinary income to the Fund’s shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on the Fund’s performance when the Fund’s asset base is small. Consequently, IPOs may constitute a significant portion of the Fund’s returns particularly when the Fund is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Fund’s assets as it increases in size and, therefore, have a more limited effect on the Fund’s performance in the future.

There can be no assurance that IPOs will continue to be available for the Fund to purchase. The number or quality of IPOs available for purchase by the Fund may vary, decrease, or entirely disappear. In some cases, the Fund may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Fund to realize a profit.

Master Limited Partnerships

Master limited partnerships (“MLPs”) typically are characterized as “publicly traded partnerships” that qualify to be treated as partnerships for U.S. federal income tax purposes and are typically engaged in one or more aspects of the exploration, production, processing, transmission, marketing, storage or delivery of energy-related commodities, such as natural gas, natural gas liquids, coal, crude oil or refined petroleum products. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders, and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

The manner and extent of the Fund’s investments in MLPs and limited liability companies may be limited by its intention to qualify as a regulated investment company under the Code, and any such investments may adversely affect the ability of the Fund so to qualify.

Mid- and/or Small-Capitalization Companies

Investments in mid- and/or small-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines, and the frequent lack of depth of management. The securities of smaller companies are often traded OTC and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. The trading volume of securities of mid-capitalization and small-capitalization companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.

There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets.

Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of the Fund to dispose of such securities may be greatly limited, and the Fund may have to continue to hold such securities during periods when the Sub-adviser would otherwise have sold the security. It is possible that a Sub-Adviser or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than the Fund which it manages.

Other Investment Companies

An investment company is a company engaged in the business of pooling investors’ money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts, and management companies.

Generally, the Fund is limited in the degree to which it may invest in shares of another investment company in that it may not, at the time of the purchase: (i) acquire more than 3% of the outstanding voting shares of the investment company; (ii) invest more than 5% of the Fund’s total assets in the investment company; or (iii) invest more than 10% of the Fund’s total assets in all investment company holdings.

For so long as shares of the Fund are purchased by another Fund in reliance on Section 12(d)(1)(G) of the 1940 Act, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

There are some potential disadvantages associated with investing in other investment companies. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portion of each other investment company’s advisory and operational expenses. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

ETFs

ETFs are investment companies traded on a securities exchange whose goals may be to track or replicate a desired index, such as a sector, market, or global segment. The goal of an active ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index. ETFs are traded on exchanges similarly to publicly traded companies. Consequently, the risks and costs are similar to that of a publicly traded company. The risk of not correlating to the index is an additional risk to the investors of ETFs. Because ETFs trade on an exchange, they may not trade at NAV. Sometimes, the price of an ETF may vary significantly from the NAVs of the ETF’s underlying securities. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, when the Fund invests in an ETF, shareholders of the Fund bear their proportionate share of the underlying ETF’s fees and expenses.

Market Trading Risks for ETFs

Absence of Active Market. Although shares of an ETF are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. An ETF’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the ETF’s primary listing is maintained. There can be no assurance that the ETF’s shares will continue to trade on any such stock exchange or in any market, or that the ETF’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The ETF’s shares may be less actively traded in certain markets than others and investors are subject to the execution and settlement risks and market standards of the market where they, or their broker, direct their trades for execution. Certain information available to investors who trade ETF shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of an ETF may trade in the secondary market at times when an ETF does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when an ETF accepts purchase and redemption orders. Secondary market trading in ETF shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in ETF shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of ETF shares will continue to be met or will remain unchanged.

Holding Company Depositary Receipts (“HOLDRs”)

HOLDRs are trust-issued receipts that represent the Fund’s beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stocks. For example, the Fund’s investments will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

Preferred Stocks

A preferred stock represents an equity (or ownership) interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Unlike common stocks, preferred stocks may offer a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stocks may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stocks also generally have a preference over common stocks on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt instruments.

Private Funds

Private funds are U.S. or foreign private limited partnerships or other investment funds. Investments in private funds may be highly speculative and volatile. Because private funds generally are investment companies for purposes of the 1940 Act, or would be but for the exemptions provided in Sections 3(c)(1) or 3(c)(7) of the 1940 Act, the Fund’s ability to invest in them will be limited. In addition, the Fund’s shareholders will remain subject to the Fund’s expenses while also bearing their pro rata share of the operating expenses of the private funds. The ability of the Fund to dispose of interests in private funds is very limited and involves risks, including loss of the Fund’s entire investment in the private fund.

Private funds include a variety of pooled investments. Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act. As an investor, the Fund owns a proportionate share of the trust. Typically, the trust does not employ a professional investment manager. Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index. The Fund receives a stream of cash flows in the form of interest payments from the underlying assets or the proceeds from the sale of the underlying assets in the event those underlying assets are sold. However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized. In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers or securities remain members of the tracked index.

The pooled investments allow the Fund to synchronize the receipt of interest and principal payments and also diversify some of the risks involved with investing in fixed-income securities. Because the trust holds securities of many issuers, the default of a few issuers would not impact the Fund significantly. However, the Fund bears any expenses incurred by the trust. In addition, the Fund assumes the liquidity risks generally associated with privately offered pooled investments.

Pooled investments that are structured as a trust contain many similarities to private funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is the redemption of the ownership interests. Typically, the ownership interests in a typical private fund are redeemable only by the general partners and thus are restricted from transferring from one party to another. Conversely, the ownership interests in the trust are generally not redeemable by the trust except under certain circumstances, and are transferable among the general public for publicly offered securities and “qualified purchasers” or “qualified institutional buyers” for privately offered securities.

The Fund cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.

Rules governing the federal income tax aspects of commodity-linked structured securities are in a developing stage and are not entirely clear in certain respects, particularly in light of 2006 IRS revenue rulings that held that income from certain derivative contracts with respect to a commodity index or individual commodities was not qualifying income for a RIC. The Fund intends to limit its investments in commodity-linked structured securities in a manner designed to maintain its qualification as a RIC under the Code. However, these investment decisions involve judgment and the IRS may not agree with the determinations made by the Fund. If the IRS does not agree, the status of the Fund as a RIC might be jeopardized. The IRS has announced an internal review of its position with respect to the tax treatment of RICs that invest in commodity-related investments, and a moratorium on the issuance of new private letter rulings to RICs with respect to these investments. Future developments in this area could necessitate a future change to the Fund’s investment strategies.

Private Investments in Public Companies.

In a typical private placement by a publicly-held company (“PIPEs”) transaction, a buyer will acquire, directly from an issuer seeking to raise capital in a private placement pursuant to Regulation D under the 1933 Act, common stock or a security convertible into common stock, such as convertible notes or convertible preferred stock. The issuer’s common stock is usually publicly traded on a U.S. securities exchange or in the over-the-counter market, but the securities acquired will be subject to restrictions on resale imposed by U.S. securities laws absent an effective registration statement. In recognition of the illiquid nature of the securities being acquired, the purchase price paid in a PIPE transaction (or the conversion price of the convertible securities being acquired) will typically be fixed at a discount to the prevailing market price of the issuer’s common stock at the time of the transaction. As part of a PIPE transaction, the issuer usually will be contractually obligated to seek to register within an agreed upon period of time for public resale under the U.S. securities laws the common stock or the shares of common stock issuable upon conversion of the convertible securities. If the issuer fails to so register the shares within that period, the buyer may be entitled to additional consideration from the issuer (e.g. warrants to acquire additional shares of common stock), but the buyer may not be able to sell its shares unless and until the registration process is successfully completed. Thus PIPE transactions present certain risks not associated with open market purchases of equities.

Among the risks associated with PIPE transactions is the risk that the issuer may be unable to register for public resale the shares in a timely manner or at all, in which case the shares maybe saleable only in a privately negotiated transaction at a price less than that paid, assuming a suitable buyer can be found. Disposing of the securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible. Even if the shares are registered for public resale, the market for the issuer’s securities may nevertheless be “thin” or illiquid, making the sale of securities at desired prices or in desired quantities difficult or impossible.

While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually “restricted securities” or are “not readily marketable.” Restricted securities cannot be sold without being registered under the 1933 Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale.

Real Estate Securities and REITs

Real estate securities include investment in other real estate operating companies (“REOCs”), companies engaged in other real estate related businesses, and REITs. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic regions, such as the northeastern United States, or both. A REOC is a company that derives at least 50% of its gross revenues or net profits from either: (i) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate; or (ii) products or services related to the real estate industry, such as building supplies or mortgage servicing.

A REIT is a corporation or business trust that meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as equity REITs, mortgage REITs, or a combination of equity REITs and mortgage REITs. Equity REITs invest most of their assets directly in real estate property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the Fund.

Risks Associated with Investing in REITs and the Real Estate Industry in General

Investing in REITs involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs generally depend on their ability to generate cash flow to make distributions to shareholders.

Although the Fund will not invest directly in real estate, the Fund may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Risks of real estate securities and REITs include those risks more closely associated with investing in real estate securities directly than with investing in the stock market generally. These risks include, among others: (i) possible periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; (ii) risks related to general and local economic conditions; (iii) possible lack of availability of mortgage funds; (iv) periodic overbuilding, which creates gluts in the market; (v) extended vacancies of properties; (vi) increases in competition, property taxes, and operating expenses; (vii) changes in laws (such as zoning laws) that impair the property rights of real estate owners; (viii) costs resulting from the cleanup of, and liability to, third parties for damages resulting from environmental problems; (ix) casualty or condemnation losses; (x) uninsured damages from floods, earthquakes, or other natural disasters; (xi) limitations on and variations in rents; (xii) changes in interest rates; (xiii) acts of terrorism, war or other acts of violence; and (xiv) and adverse developments in the real estate industry.

To the extent that assets underlying the REIT’s investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investments in fixed rate obligations can be expected to rise. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on the securities issued by such mortgage REITs. Conversely, when interest rates rise, the value of a REIT’s investments in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Mortgage REITs may also be affected by the ability of borrowers to repay the debt extended by the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.

Rights

Rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.

As a result, an investment in rights may be considered more speculative than certain other types of investments. In addition, the value of a right does not necessarily change with the value of the underlying securities, and rights expire worthless if they are not exercised on or prior to their expiration date.

Unseasoned Companies

The Fund considers securities of companies with limited operating histories to be securities of companies with a record of less than three (3) years’ continuous operation, including the operations of any predecessors and parents. These are sometimes referred to as “unseasoned issuers.” These companies by their nature have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature companies. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

FIXED-INCOME INVESTMENTS

The value of fixed-income or debt instruments may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt instruments with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to two years). Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.

Debt obligations that are deemed investment-grade carry a rating of at least Baa3 from Moody’s or BBB- from S&P or a comparable rating from another NRSRO or, if not rated by an NRSRO, are determined by the Adviser or Sub-adviser to be of comparable quality. Bonds rated Baa3 or BBB- have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

Asset-Backed Securities

Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a collateralized mortgage obligation (“CMO”) structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Fund must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

Asset-backed securities can also include collateralized putable notes (“CPNs”). CPNs represent interests in the most senior tranche of collateralized debt obligations and benefit from a put option provided by a highly rated counterparty. CPNs are also backed by interests in various assets, including other asset-backed securities, residential mortgage-backed securities, collateralized mortgage-backed securities, and other instruments.

It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-backed securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-backed securities are developed and offered to investors, investments in such new types of mortgage-backed securities may be considered for the Fund.

The non-mortgage-backed asset-backed securities in which the Fund may invest include, but are not limited to, interests in pools of receivables, such as credit card and accounts receivables and motor vehicle and other installment purchase obligations and leases. Interests in these pools are not backed by the U.S. government and may or may not be secured.

The credit characteristics of asset-backed securities differ in a number of respects from those of traditional debt instruments. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to other debt obligations, and there is a possibility that recoveries on repossessed collateral may not be available to support payment on these securities.

The principal on asset-backed securities, like mortgage-backed securities, may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and commercial mortgage-backed securities generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates when liquidity is available to borrowers, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the Fund will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The Fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. While asset-backed securities are designed to allocate risk from pools of their underlying assets, the risk allocation techniques may not be successful, which could lead to the credit risk of these investments being greater than indicated by their ratings. The value of asset-backed securities may be further affected by downturns in the credit markets or the real estate market. It may be difficult to value these instruments because of the transparency or liquidity of some underlying investments, and these instruments may not be liquid. Finally, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The coupon rate of interest on mortgage-backed and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate. However, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

Corporate Asset-Backed Securities

Corporate asset-backed securities, which are issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities’ weighted average life and may lower their return.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of credit support could adversely affect the return on an investment in such a security. Privately-issued asset-backed securities will not be treated as constituting a single, separate industry.

Banking Industry Obligations/Short-Term Investments

Banking industry obligations include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar denominated obligations of domestic or foreign banks or financial institutions which, at the time of purchase, have capital, surplus, and undivided profits in excess of $100 million (including assets of both domestic and foreign branches) based on latest published reports or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government. Fixed time deposits are S&L obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, because there is no market for such deposits. The Fund will not invest in fixed time deposits: (1) which are not subject to prepayment; or (2) which provide for withdrawal penalties upon prepayment (other than overnight deposits), if, in the aggregate, more than 10% or 15%, depending on the Fund, of its net assets would be invested in such deposits, in repurchase agreements maturing in more than seven days, and in other illiquid assets.

When the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by the Fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions, as well as exposure to credit losses arising from possible financial difficulties of borrowers, play an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited the amount which they can loan to a single borrower, and subject them to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

For foreign banks there is a possibility that liquidity could be impaired because of: (i) future political and economic developments; (ii) the obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing, and financial reporting standards, practices, and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

Savings Industry Obligations

The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or S&Ls that have capital surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

Commercial Paper, Short-Term Notes, and Other Corporate Obligations

The Fund may invest a portion of its assets in commercial paper and short term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short term notes will normally have maturities of less than nine (9) months and fixed rates of return, although such instruments may have maturities of up to one (1) year. Corporate obligations include bonds and notes issued by corporations to finance longer term credit needs than supported by commercial paper. While such obligations generally have maturities of ten (10) years or more, the Fund may purchase corporate obligations which have remaining maturities of one (1) year or less from the date of purchase and which are rated AA or higher by S&P or Aa or higher by Moody’s, or have received a comparable rating by NRSRO.

Corporate Debt Instruments

Corporate debt instruments include corporate bonds, debentures, notes, and other similar corporate debt instruments, including convertible securities.

The investment return on a corporate debt instruments reflects interest earnings and changes in the market value of the instruments. The market value of a corporate debt instruments will generally increase when interest rates decline and decrease when interest rates rise. There is also the risk that the issuer of a debt instruments may not be able to meet its obligations on interest or principal payments at the time called for by the instrument.

The Fund may invest only in debt instruments that are investment-grade. Debt instruments that are deemed to be investment-grade carry a rating of BBB or better by S&P or Baa or better by Moody’s or if not rated by S&P or Moody’s, of equivalent quality as determined by a Sub-Adviser. Bonds rated Baa- or BBB- have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds. Investments in corporate debt securities that are rated below investment-grade are described in “High-Yield Securities” below. Debt securities rated BBB or Baa, which are considered medium-grade category bonds, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics. A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any bond, and particularly those rated BBB- or Baa3, has speculative characteristics and may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

New issues of certain debt instruments are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Fund will not accrue any income on these securities prior to delivery. The Fund will maintain in a segregated account with its custodian, or earmark on its records, an amount of cash or high quality debt instruments assets equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis.

Credit-Linked Notes (“CLNs”)

A CLN is generally issued by one party with a credit option, or risk, linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or the Fund in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. Because of its high ratings, a CLN may be purchased by the Fund in accordance with the Fund’s investment objective. The CLN’s price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). The Fund cannot assure that its can implement a successful strategy regarding this type of investment.

Floating or Variable Rate Instruments

Floating or variable rate bonds normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest. Such bonds are frequently secured by letters of credit or other credit support arrangements provided by banks. Floating or variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.). The Fund would anticipate using these bonds as cash equivalents, pending longer term investment of its funds. Other longer term fixed rate bonds, with a right of the holder to request redemption at certain times (often annually, after the lapse of an intermediate term), may also be purchased by the Fund. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates), while providing greater opportunity than comparable intermediate term bonds since the Fund may retain the bond if interest rates decline. By acquiring these kinds of bonds, the Fund obtains the contractual right to require the issuer of the security, or some other person (other than a broker or dealer), to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person.

Variable rate instruments held by the Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days); and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate instrument defaulted on its payment obligation, the Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. The Fund may invest in variable rate instruments only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of these instruments will be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days, which cannot be disposed of promptly within seven business days in the usual course of business, without taking a reduced price will be treated as illiquid securities.

Credit rating agencies frequently do not rate floating and variable rate instruments; however, the Fund’s Adviser or Sub-Adviser will determine what unrated and variable and floating rate instruments are of comparable quality at the time of the purchase to rated instruments eligible for purchase by the Fund. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by the Fund. The absence of such an active secondary market could make it difficult for the Fund to dispose of the variable or floating rate instrument involved if the issuer of the instrument defaults on its payment obligation or during periods in which the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit. Money market instruments with a maturity of 60 days or less provide duration exposure similar to the floating rate debt in which the Fund invests. Such money market instruments are considered, for the purposes of the Fund’s investment, to be floating rate debt.

Structured Securities

Private funds also include investments in certain structured securities. Structured securities include notes, bonds, or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices, or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that, under certain circumstances, no principal is due at maturity and therefore may result in the loss of the Fund’s investment. Structured securities may be positively or negatively indexed so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed-income investments.

Government Trust Certificates

Government Trust Certificates represent an interest in a government trust, the property of which consists of: (i) a promissory note of a foreign government no less than 90% of which is backed by the full faith and credit guaranty issued by the federal government of the United States (issued pursuant to Title III of the Foreign Operations, Export, Financing and Related Borrowers Programs Appropriations Act of 1998); and (ii) a security interest in obligations of the U.S. Treasury backed by the full faith and credit of the United States sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note; provided that such obligations shall not be rated less than AAA by S&P or less than Aaa by Moody’s, or have received a comparable rating by another NRSRO.

Guaranteed Investment Contracts (“GICs”)

GICs are issued by insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund in the insurance company’s general account. The insurance company then credits to that fund on a monthly basis guaranteed interest, which may be based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because the Fund may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by the Fund which are not readily marketable, will not exceed 15% of the Fund’s net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate. GICs are not backed by the U.S. government nor are they insured by the FDIC. GICs are generally guaranteed only by the insurance companies that issue them.

High-Yield Securities

High-yield securities (often referred to as “junk bonds”) are debt securities that are rated lower than Baa3 by Moody’s, BBB- by S&P, or of comparable quality if unrated.

High-yield securities include certain corporate debt obligations, higher yielding preferred stock and mortgage-backed securities, and securities convertible into the foregoing. Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt instruments, but they also typically entail greater potential price volatility and principal and income risk.

High-yield securities are not considered to be investment-grade. They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities. Fluctuations in value do not affect the cash income from the securities, but are reflected in the Fund’s NAV. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

The yields earned on high-yield securities generally are related to the quality ratings assigned by recognized rating agencies. The following are excerpts from Moody’s description of its bond ratings: Ba  — judged to have speculative elements; their future cannot be considered as well assured. B  — generally lack characteristics of a desirable investment. Caa  — are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca  — speculative in a high degree; often in default. C  — lowest rate class of bonds; regarded as having extremely poor prospects. Moody’s also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category. The following are excerpts from S&P’s description of its bond ratings: BB, B, CCC, CC, C  — predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D  — in payment default. S&P applies indicators “+,” no character, and “-” to its rating categories. The indicators show relative standing within the major rating categories.

Certain securities held by the Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

While a Sub-Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund’s policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Sub-Adviser’s own independent and ongoing review of credit quality. To the extent the Fund invests in these lower rated securities, the achievement of its investment objective may be more dependent on the Sub-Adviser’s own credit analysis than in the case of the Fund investing in higher quality fixed-income securities. These lower rated securities may also include zero-coupon bonds, deferred interest bonds, and pay-in-kind (“PIK”) bonds.

Risks Associated with High-Yield Securities

The medium- to lower rated and unrated securities in which the Fund invests tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:

High-Yield Bond Market — A severe economic downturn or increase in interest rates might increase defaults in high-yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high-yield securities, thus disrupting the market for such securities.

Sensitivity to Interest Rate and Economic Changes — High-yield securities are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are U.S. Treasury or investment-grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of high-yield bonds tend not to fall as much as U.S. Treasury or investment-grade corporate bonds. Conversely when interest rates fall, high-yield bonds tend to underperform U.S. Treasury and investment-grade corporate bonds because high-yield bond prices tend not to rise as much as the prices of these bonds.

The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high-yield securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high-yield securities could also be at greater risk because high-yield securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high-yield security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield securities and the Fund’s NAV. Furthermore, in the case of high-yield securities structured as zero-coupon or PIK securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically in cash.

Payment Expectations — High-yield securities present risks based on payment expectations. For example, high-yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high-yield securities may decrease in a rising interest rate market. In addition, there is a higher risk of nonpayment of interest and/or principal by issuers of high-yield securities than in the case of investment-grade bonds.

Liquidity and Valuation Risks — Lower rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of high-yield securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many high-yield securities may not be as liquid as U.S. Treasury and investment-grade bonds. The ability of the Fund’s Board to value or sell high-yield securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities more than other securities, especially in a thinly traded market. To the extent the Fund owns illiquid or restricted high-yield securities; these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. At times of less liquidity, it may be more difficult to value high-yield securities because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

Taxation — Special tax considerations are associated with investing in securities structured as zero-coupon or PIK securities. The Fund reports the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date.

Limitations of Credit Ratings — The credit ratings assigned to high-yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high-yield securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security’s market value. Although the ratings of recognized rating services such as Moody’s and S&P are considered, the Adviser or Sub-Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. Thus, the achievement of the Fund’s investment objective may be more dependent on the Adviser’s or Sub-Adviser’s own credit analysis than might be the case for the Fund which invests in higher quality bonds. The Adviser or Sub-Adviser continually monitors the investments in the Fund’s portfolio and carefully evaluates whether to dispose of or retain high-yield securities whose credit ratings have changed. The Fund may retain a security whose rating has been changed. These rating symbols are described in Appendix A.

Congressional Proposals — New laws and proposed laws may negatively affect the market for high-yield securities. As examples, recent legislation requires federally insured S&Ls to divest themselves of their investments in high-yield securities, and pending proposals are designed to limit the use of, or tax and eliminate other advantages of, high-yield securities. Any such proposals, if enacted, could negatively affect the Fund’s NAV.

Industrial Development Bonds and Pollution Control Bonds

These are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

Mortgage Backed Securities

Mortgage-backed securities represent interests in pools of adjustable and fixed rate mortgage loans secured by real property. The types of mortgage-backed securities the Fund may invest in include adjustable rate mortgage securities, agency related mortgage-backed securities, CMOs, interest/principal only stripped mortgage-backed securities, real estate mortgage investment conduits (“REMICs”), and subordinated mortgage securities. Most mortgage-backed securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by borrowers.

Mortgage-backed securities issued by commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers, and other secondary market issuers create pass through pools of conventional residential mortgage loans. In addition, such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the pass through certificates. Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.

It is expected that governmental or private entities may create mortgage loan pools offering pass through investments in addition to those described above. As new types of pass through securities are developed and offered to investors, the Adviser or Sub-Adviser may, consistent with the Fund’s investment objectives, policies and restrictions, consider making investments in such new types of securities.

Other types of mortgage backed securities in which the Fund may invest include debt instruments that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section

603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located. Securities in this investment category include, among others, standard mortgage backed bonds and newer CMOs. Mortgage backed bonds are secured by pools of mortgages, but unlike pass through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity.

Adjustable Rate Mortgage Securities (“ARMS”)

ARMS are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. The adjustment feature of ARMS tends to make their values less sensitive to interest rate changes. As the interest rates on the mortgages underlying ARMS are reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed rate mortgages, which generally decline in value during periods of rising interest rates, ARMS allow the Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Fund. Further, because of this feature, the values of ARMS are unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.

Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

The amount of interest on ARMS is calculated by adding a specified amount, the “margin,” to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: (i) those based on U.S. Treasury securities; and (ii) those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

Agency-Mortgage-Backed Securities

The dominant issuers or guarantors of mortgage-backed securities today are GNMA, FNMA, and FHLMC. GNMA creates pass-through securities from pools of U.S. government guaranteed or insured (such as by the Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks, and savings associations. FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings associations, savings banks, commercial banks, credit unions, and mortgage bankers. These instruments might be considered derivatives. The primary risk associated with these instruments is the risk that their value will change with changes in interest rates and prepayment risk. (See “U.S. Government Securities.”)

FNMA Securities: FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA uses its funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each FNMA pass-through security represents a proportionate interest in one or more pools of loans, including conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. government agency). The pools consist of one or more of the following types of loans: (1) fixed rate level payment mortgage loans; (2) fixed rate growing equity mortgage loans; (3) fixed rate graduated payment mortgage loans; (4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and (6) fixed rate mortgage loans secured by multifamily projects.

FHLMC Securities: The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans, and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between 10 to 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must be whole loans, participation interests in whole loans, and undivided interests in whole loans or participation in another FHLMC security.

FHLMC issues certificates representing interests in mortgage loans. FHLMC guarantees, to each holder of a FHLMC Certificate, timely payment of the amounts representing a holder’s proportionate share in: (i) interest payments, less servicing, and guarantee fees; (ii) principal prepayments; and (iii) the ultimate collection of amounts representing the holder’s proportionate interest in principal payments on the mortgage loans in the pool represented by the FHLMC Certificate, in each case whether or not such amounts are actually received. FHLMC securities are not backed by the full faith and credit of the United States; however, they generally are considered to present minimal credit risks.

GNMA Securities: GNMA is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed rate level payment mortgage loans; (2) fixed rate graduated payment mortgage loans; (3) fixed rate growing equity mortgage loans; (4) fixed rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buy down” mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. FNMA and FHLMC securities are not backed by the full faith and credit of the United States; however, they are generally considered to present minimal credit risks. The yields provided by these mortgage-backed securities historically have exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the risks associated with prepayment.

Collateralized Mortgage Obligations

CMOs have characteristics of both pass through securities and mortgage backed bonds. CMOs are secured by pools of mortgages, typically in the form of “guaranteed” pass through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to bondholders, but there is not a direct “pass through” of payments. CMOs are structured into multiple classes or “tranches,” each bearing a different date of maturity. Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of, and interest on, the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranche than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.

CMOs are issued by entities that operate under order of the SEC exempting such issuers from the provisions of the 1940 Act. Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as the Fund) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act. However, in reliance on SEC staff interpretations, a Fund may invest in securities issued by certain “exempted issuers” without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined “exempted issuers” as unmanaged, fixed asset issuers that: (i) invest primarily in mortgage backed securities; (ii) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act; (iii) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and (iv) are not registered or regulated under the 1940 Act as investment companies.

GNMA Certificates

Certificates issued by the GNMA evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds, in that principal is paid back monthly as payments of principal, including prepayments, on the mortgages in the underlying pool are passed through to holders of GNMA Certificates representing interests in the pool, rather than returned in a lump sum at maturity. The GNMA Certificates that the Fund may purchase are the “modified pass through” type.

GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (“FHA”) or the Farmers’ Home Administration or guaranteed by the Veterans Administration (“VA”). GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make payments required under its guarantee.

Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk of loss of the principal balance of a GNMA Certificate because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure. As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single family dwelling mortgages with twenty-five (25) to thirty (30) year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately twelve (12) years. Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA Certificates as thirty (30) year mortgage backed securities that prepay fully in the twelfth year.

Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA guaranteed or FHA insured mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA Certificates. First, GNMA Certificates may be issued at a premium or discount rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of the Fund would be reduced.

Interest/Principal Only Stripped Mortgage-Backed Securities (“SMBS”)

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks, and special purpose subsidiaries of the foregoing.

SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the Interest-Only or “IO” class), while the other class will receive all of the principal (the Principal-Only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. The determination of whether a particular government-issued IO or PO backed by fixed rate mortgages is liquid is made by the Adviser or a Sub-Adviser under guidelines and standards established by the Fund’s Board. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of NAV per share.

Privately Issued Mortgage-Backed Securities

Mortgage-backed securities offered by private issuers include pass-through securities for pools of conventional residential mortgage loans; mortgage pay-through obligations and mortgage-backed bonds, which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs which are collateralized by mortgage-backed securities issued by GNMA, FNMA, FHLMC, or by pools of conventional mortgages. The Fund limits its investments in privately issued mortgage-backed securities to “mortgage related securities” within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended.

The Fund may invest in, among other things, “parallel pay” CMOs, Planned Amortization Class CMOs (“PAC Bonds”), and REMICs. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICS, which are known as “regular” interests, or “residual” interests.

The Fund will not invest in residual REMICs. Guaranteed REMIC pass through certificates (“REMIC Certificates”) issued by FNMA, FHLMC, or GNMA represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC, or GNMA guaranteed mortgage pass through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal, as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. GNMA REMIC Certificates are supported by the full faith and credit of the U.S. Treasury.

Parallel pay CMOs, as well as REMICs, are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class which, like the other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Mortgage-backed securities created by private issuers generally offer a higher rate of interest (and greater credit and interest rate risk) than U.S. government and U.S. government mortgage-backed securities because they offer no direct or indirect government guarantees of payments. However, many issuers or servicers of mortgage-backed securities guarantee, or provide insurance for, timely payment of interest and principal on such securities. Privately-issued mortgage-backed securities will not be treated as constituting a single, separate industry.

Subordinated Mortgage Securities

Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which the Fund may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate. The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets. In addition, the underlying mortgage loans may have variable interest rates.

Generally, to the extent funds are available; interest accrued during each interest accrual period on each class of certificates entitled to interest is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full. The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates, which, unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the Trust.

A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be affected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

A mortgage-backed security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancements protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk of investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Fund would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

The Fund’s Adviser or Sub-Adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The Fund’s Adviser or Sub-Adviser has developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. The Fund seeks opportunities to acquire subordinated residential mortgage securities when, in the view of the Adviser or Sub-Adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Adviser or Sub-Adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds. Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements. Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy and with respect to losses due to the failure of a master service to comply with its obligations, under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if any. A master service may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.

A pooling and servicing agreement may provide that the depositor and master service could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets. Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates. Notice of such optional termination would be given by the trustee prior to such distribution date.

The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single, multi-family and mobile home park residential properties. The mortgage loans are originated by S&Ls, savings banks, commercial banks or similar institutions, and mortgage banking companies.

Various services provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each service and the master service. A service’s duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.

The mortgage pool is administered by a master service who: (a) establishes requirements for each service; (b) administers, supervises and enforces the performance by the services of their duties and responsibilities under the servicing agreements; and (c) maintains any primary insurance, standard hazard insurance, special hazard insurance and any pool insurance required by the terms of the certificates. The master service may be an affiliate of the depositor and also may be the service with respect to all or a portion of the mortgage loans contained in a trust fund for a series of certificates.

Risks of Investing in Mortgage-Backed Securities

Investments in mortgage backed securities involve certain risks. Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security’s actual average life.

In periods of declining interest rates, prices of fixed-income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-backed securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. Rising interest rates also tend to discourage refinancing of home mortgages, with the result that the average life of mortgage-backed securities held by the Fund may be lengthened.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-backed security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-backed securities owned by the Fund. Because investments in mortgage backed securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages.

Additionally, although mortgages and mortgage backed securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

Further, SMBS are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. The Fund could fail to fully recover its initial investment in a CMO residual or a SMBS.

Some of these mortgage-backed securities may have exposure to subprime loans or subprime mortgages, which are loans to persons with impaired credit ratings. However, it may be difficult to determine which securities have exposure to subprime loans or mortgages. Furthermore, the risk allocation techniques employed by these instruments may not be successful, which could lead to the credit risk of these instruments being greater than indicated by their ratings. The value of these instruments may be further affected by downturns in the credit markets or the real estate market. It may be difficult to value these instruments because of concerns about their transparency. These instruments may not be liquid.

Municipal Securities

Municipal securities are debt obligations issued by state and local governments, territories, and possessions of the United States, regional government authorities, and their agencies and instrumentalities of states, and multi-state agencies or authorities, the interest of which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax. From time to time, legislation restricting or limiting the federal income tax exemption for interest on municipal securities is introduced to Congress. Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of (1) one year or more) that bear fixed or variable rates of interest.

In general, municipal securities are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, water, and sewer works. Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.

The two principal classifications of municipal securities are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt instruments may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security; including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state’s assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Some longer-term municipal bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility.

Insured municipal debt involves scheduled payments of interest and principal are guaranteed by a private, non-governmental, or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

Municipal Lease Obligations and Certificates of Participation

Municipal lease obligations are lease obligations or installment purchase contract obligations of municipal authorities or entities. Although municipal lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, they are ordinarily backed by the municipality’s covenant to budget for, appropriate, and make the payment due under the municipal lease obligation.

The Fund may also purchase “certificates of participation,” which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency, or authority. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

The Fund will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (i) rated A or better by at least one NRSRO; (ii) secured by payments from a governmental lessee which has actively traded debt obligations; (iii) determined by the Adviser or Sub-Adviser to be critical to the lessee’s ability to deliver essential services; and (iv) contain legal features which the Fund’s Adviser or Sub-Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

Short-Term Municipal Obligations

These securities include the following:

Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through FNMA or GNMA.

Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Risks of Investing in Municipal Securities

Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. The Fund may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Fund also may purchase municipal bonds due to changes in the Adviser’s or Sub-Adviser’s evaluation of the issuer or cash needs resulting from redemption requests for Fund shares. The secondary market for municipal securities typically has been less liquid than that for taxable debt/fixed-income securities, and this may affect the Fund’s ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

The Fund may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying municipal bonds. In a typical custodial receipt arrangement, an issuer or third party owner of municipal bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying municipal bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying municipal bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a municipal bond of comparable quality and maturity.

Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

U.S. Government Securities

Investments in U.S. government securities include instruments issued by the U.S. Treasury, such as bills, notes, and bonds. These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. government securities include securities issued by instrumentalities of the U.S. government, such as GNMA, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. government securities are instruments issued by instrumentalities established or sponsored by the U.S. government, such as the Student Loan Marketing Association, Fannie Mae, and Freddie Mac. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. The Fund will invest in securities of such agencies or instrumentalities only when the Adviser or Sub-Adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

Obligations issued or guaranteed by U.S. government agencies include direct obligations and mortgage-backed securities that have different levels of credit support from the government. Some are supported by full faith and credit of the U.S. government, such as GNMA pass-through mortgage certificates, some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Fannie Mae bonds, others are supported only by the credit of the entity that issued them, such as FHLMC.

In September 2008, Fannie Mae and Freddie Mac were placed into conservatorship by the U.S. government under the authority of the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, with a stated purpose to preserve and conserve Fannie Mae’s and Freddie Mac’s assets and property and to put Fannie Mae and Freddie Mac in a sound and solvent condition. The U.S. Treasury initially pledged to provide up to $100 billion for each instrumentality as needed, in the event their liabilities exceeded their assets, and, on May 6, 2009, increased its maximum commitment for each instrumentality to $200 billion. On December 24, 2009, the U.S. Treasury allowed the cap to increase as necessary to accommodate any cumulative reduction in Freddie Mac’s and Fannie Mae’s net worth until the end of 2012. When the unlimited support expired at the beginning of 2013, the U.S. Treasury capped support for Freddie Mac at $149 billion and support for Fannie Mae at $125 billion. On August 17, 2012, the U.S. Treasury stated that it would require all profits earned during a quarter that exceed a capital reserve of $3 billion to be transferred to the U.S. Treasury.

The purpose of these actions is to allow Fannie Mae and Freddie Mac to sustain a positive net worth in order to avoid triggering mandatory receivership. No assurance can be given that the purposes of the conservatorship and related actions under the authority of FHFA will be met or that the U.S. Treasury initiatives discussed above will be successful.

On August 5, 2011, S&P lowered the long-term sovereign credit rating assigned to the United States to AA+ with a negative outlook. On August 8, 2011, S&P downgraded the long-term senior debt rating of Fannie Mae and Freddie Mac to AA+ with a negative outlook. The long-term impacts of the downgrades or the impacts of any future downgrade are unknown. However, the downgrades and any future downgrades could have a material adverse impact on global financial markets and worldwide economic conditions, and could negatively impact the Fund.

Zero-Coupon Bonds, Deferred Interest Securities, and Pay-In-Kind Securities

Zero-coupon bonds and deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (“cash payment date”) and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero-coupon and delayed interest securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero-coupon securities having similar maturities and credit quality. Current federal income tax law requires holders of zero-coupon securities to report as interest income each year the portion of the original issue discount on such securities (other than tax-exempt original issue discount from a zero-coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year.

A PIK security is a debt obligation which provides that the issuer of the security may, at its option, pay interest on such securities in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations.

The Fund will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the Fund until the cash payment date or the securities mature. Under certain circumstances, the Fund could also be required to include accrued market discount or capital gain with respect to its PIK securities.

The risks associated with lower-rated debt instruments apply to these securities. Zero-coupon bonds and PIK securities are also subject to the risk that in the event of a default, the Fund may realize no return on its investment, because these securities do not pay cash interest.

FOREIGN/EMERGING MARKET EQUITY AND DEBT INVESTMENTS

Securities of foreign issuers have certain common characteristics and risks. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

Although the Fund will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Adviser or Sub-Adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Fund on these investments. However, these foreign withholding taxes are not expected to have a significant impact on the Fund with an investment objective of long-term capital appreciation because any income earned by the Fund should be considered incidental.

Risks of Investing in Foreign Securities

Investments in foreign securities involve certain inherent risks including the following:

Foreign Currency Risks. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign securities for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Therefore, unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies will adversely affect the value of the Fund’s shares.

Market Characteristics. Settlement practices for transactions in foreign markets may differ from those in U.S. markets and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of the Fund’s positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

Legal and Regulatory Matters. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods and imposition of taxes, currency restrictions, and exchange control regulations.

Taxes. The interest payable on, any gain on, or the amount received by the Fund upon the sale or after disposition of certain of the Fund’s foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund’s shareholders. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund.

Costs. The expense ratios of the Fund when investing in foreign securities is likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher. In considering whether to invest in the securities of a foreign company, the Adviser or Sub-Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the United States and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the Prospectuses, depending on the Adviser’s or Sub-Adviser’s assessment of prevailing market, economic, and other conditions.

European Union (“EU”). EU member countries that have adopted the euro could abandon the euro and replace their currency through means that could include a return to their national currencies. It is possible that the euro will cease to exist as a single currency in its current form. The effects of such an abandonment of the euro or a country’s forced expulsion from the euro on that country, the rest of the EU, and global markets could be adverse to the market values of various securities, currencies, and derivatives, and could create conditions of volatility and limited liquidity in various currency, securities, and other markets. The exit of any country out of the euro could have a destabilizing effect on that country and all eurozone countries and their economies, and could have an adverse effect on the global economy and on global markets. In addition, under these circumstances, it may be difficult to value investments denominated in euros or in a replacement currency.

Restrictions on Foreign Investments. Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. For example, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund that invests in such countries. For example, the Fund may be required, in certain countries, to invest initially through a local broker or other entity and then have the shares purchased and re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on timely basis resulting in a delay during which the Fund may be denied certain of its rights as an investor, including rights as to dividends, or to be made aware of certain corporate actions. There also may be instances where the Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to the Fund’s ability to repatriate investment income, capital, or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People’s Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government.

In certain countries, banks or other financial institutions may be among the leading companies which have actively traded securities. The 1940 Act restricts the Fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. The provisions may restrict the Fund’s investments in certain foreign banks and other financial institutions.

The risks of investing in foreign securities may be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Depositary Receipts

Securities of foreign issuers may take the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other similar securities representing interests in securities of foreign issuers (collectively “Depositary Receipts”). These securities are typically dollar-denominated although their market price is subject to fluctuations of the foreign currencies in which the underlying securities are denominated. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities and are typically designed for U.S. investors and held either in physical form or in book entry form. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the Depositary Receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Fund’s custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are traded in foreign currency.

EDRs are similar to ADRs but may be listed and traded on a European exchange as well as in the United States (typically these securities are traded on the Luxembourg exchange in Europe). Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in the European securities markets. GDRs are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositaries.

Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities.

Eurodollar Convertible Securities

Eurodollar convertible securities are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. The Fund may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed on the NYSE or the NYSE MKT LLC (“NYSE MKT”), or that are convertible into publicly traded common stocks of U.S. companies. The Fund may also invest up to 15% of their respective total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges.

Eurodollar and Yankee Dollar Instruments

Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers, and may carry the same risks as investing in foreign securities.

Foreign Bank Obligations

Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

Foreign Currency Exchange Transactions

The Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends, and sale proceeds in currencies other than the U.S. dollar, and therefore may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund may either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another (for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean won) at a future date. Forward foreign currency exchange contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund’s portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management’s need to protect the status of the Fund as a RIC under the Code.

Foreign Debt Instruments

Foreign debt instruments represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs. These debt obligations may be bonds (including sinking fund and callable bonds), debentures, and notes, together with preferred stocks, PIK securities, and zero-coupon bonds.

In determining whether to invest in debt obligations of foreign issuers, the Fund will consider the relative yields of foreign and domestic debt instruments, the economies of foreign countries, the condition of such countries’ financial markets, the interest rate climate of such countries and the relationship of such countries’ currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. The Fund’s portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the 1933 Act, the issuer generally does not have to comply with the disclosure requirements of the 1934 Act. The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Adviser or Sub-Adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that the Fund’s investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated. Although a portion of the Fund’s investment income may be received or realized in foreign currencies, the Fund would be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions.

Foreign Mortgage-Backed Securities

Foreign mortgage-backed securities are interests in pools of mortgage loans made to residential homebuyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (such as, Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-backed securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

Investing Through Stock Connect

The Fund may invest in eligible securities (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) through the Hong Kong — Shanghai Stock Connect program (“Stock Connect”). Stock Connect allows non-Chinese investors (such as the Fund) to purchase certain SSE-listed equities (“China A-shares”) via brokers in Hong Kong. Although Stock Connect is the first program allowing non-Chinese investors to trade Chinese equities without a license, purchases of securities through Stock Connect are subject to market-wide quota limitations, which may prevent the Fund from purchasing Stock Connect Securities when it is otherwise advantageous to do so. An investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund’s ability to invest in China A-shares through Stock Connect and to enter into or exit trades where it is advantageous to do so on the same trading day. Because Stock Connect trades are routed through Hong Kong brokers and the Hong Kong Stock Exchange, Stock Connect is affected by trading holidays in either Shanghai or Hong Kong, and there are trading days in Shanghai when Stock Connect investors will not be able to trade. As a result, prices of Stock Connect Securities may fluctuate at times when the Fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through Stock Connect. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Stock Connect. Because Stock Connect is relatively new, its effects on the market for trading China A-shares are uncertain. In addition, the trading, settlement and IT systems required to operate Stock Connect are relatively new and continue to evolve. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted.

Stock Connect is subject to regulation by both Hong Kong and China. Regulators in both jurisdictions are allowed to suspend Stock Connect trading; Chinese regulators may also suspend trading in Chinese issuers (or permit such issuers to suspend trading) during market disruptions, and such suspensions may be widespread. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. Stock Connect transactions are not covered by investor protection programs of either the Hong Kong or Shanghai Stock Exchanges, although any default by a Hong Kong broker should be subject to established Hong Kong law. In China, Stock Connect Securities are held on behalf of ultimate investors (such as the Fund) by the Hong Kong Securities Clearing Company Limited (“HKSCC”) as nominee. While Chinese regulators have affirmed that the ultimate investors hold a beneficial interest in Stock Connect Securities, the mechanisms that beneficial owners may use to enforce their rights are untested. In addition, courts in China have limited experience in applying the concept of beneficial ownership and the law surrounding beneficial ownership will continue to evolve. The Fund may not be able to participate in corporate actions affecting Stock Connect Securities due to time constraints or for other operational reasons. Similarly, the Fund will not be able to vote in shareholders’ meetings except through HKSCC and will not be able to attend shareholders’ meetings. Stock Connect trades are settled in Renminbi (RMB), the Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.

Stock Connect trades are either subject to certain pre-trade requirements or must be placed in special segregated accounts that allow brokers to comply with these pre-trade requirements by confirming that the selling shareholder has sufficient Stock Connect Securities to complete the sale. If the Fund does not utilize a special segregated account, the Fund will not be able to sell the shares on any trading day where it fails to comply with the pre-trade checks. In addition, these pre-trade requirements may, as a practical matter, limit the number of brokers that the Fund may use to execute trades. While the Fund may use special segregated accounts in lieu of the pre-trade check, many market participants have yet to fully implement IT systems necessary to complete trades involving securities in such accounts in timely manner. Market practice with respect to special segregated accounts is continuing to evolve.

Sovereign Debt Instruments/Brady Bonds

Sovereign debt instruments are issued by governments of foreign countries. The sovereign debt instruments in which the Fund may invest may be rated below investment-grade. These securities usually offer higher yields than higher rated securities but are also subject to greater risk than higher rated securities. Brady Bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds were issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Mexico, Morocco, Nigeria, Philippines, Poland, and Uruguay, and may be issued by other emerging countries. Beginning in the early 2000s, certain countries began retiring their Brady Bonds, including Brazil, Colombia, Mexico, the Philippines and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the OTC secondary market. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Risks of Investing in Sovereign Debt/Brady Bonds

Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Supranational Agencies

Supranational agencies are not considered government securities and are not supported directly or indirectly by the U.S. government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Union, which is an organization of European countries engaged in cooperative economic activities; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

DERIVATIVE INSTRUMENTS

A derivative is a financial instrument whose value is dependent upon the value of an underlying asset or assets. These underlying assets may include commodities, stocks, bonds, interest rates, currency exchange rates, or related indices. Types of derivatives include forward currency contracts, futures, options, swaps and warrants. Derivative instruments may be used for a variety of reasons including enhancing returns, hedging against certain market risks, or providing a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker, or more specifically focused way for the Fund to invest than “traditional” securities would.

Some derivatives may be used for “hedging,” which means that they may be used when the Sub-Adviser seeks to protect the Fund’s investments from a decline in value, which could result from changes in interest rates, market prices, currency fluctuations, and other market factors. Derivatives may also be used when the Sub-Adviser seeks to increase liquidity, implement a cash management strategy, invest in a particular stock, bond, or segment of the market in a more efficient or less expensive way; modify the characteristics of the Fund’s portfolio investments; and/or to enhance return. However when derivatives are used, their successful use is not assured and will depend upon the Sub-Adviser’s ability to predict and understand relevant market movements.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as OTC derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency, which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees OTC derivatives. Therefore, each party to an OTC derivative bears the risk that the counterparty will default. Accordingly, the Fund will consider the creditworthiness of counterparties to OTC derivatives in the same manner, as they would review the credit quality of a security to be purchased by the Fund. OTC derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Risks of Derivatives in General

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser or Sub-Adviser to forecast interest rates and other economic factors correctly. If the Adviser or a Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Adviser or a Sub-Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed as ordinary income tax rates) than if it had not used such instruments.

There can be no assurance that the use of derivative instruments will benefit the Fund.

Commodity Pool Operator (“CPO”) Exclusion

The Adviser, on behalf of the Fund, has claimed an exclusion from the definition of a CPO under the Commodity Exchange Act and therefore is not subject to registration or regulation as a CPO with respect to the Fund.

In February 2012, the CFTC adopted regulatory changes that may impact the Fund by subjecting the Fund’s Adviser or Sub-Adviser to registration with the CFTC as a CPO and commodity trading adviser (“CTA”) of the Fund, unless the Fund is able to comply with certain trading and marketing limitations on its investments in futures, many OTC derivatives and certain other instruments. If the Fund’s Adviser or Sub-Adviser becomes subject to CFTC registration as a CPO and CTA, the disclosure and operations of the Fund would need to comply with applicable CFTC regulations. Compliance with these additional registration and regulatory requirements may increase Fund expenses. In August 2013, the CFTC adopted final regulations designed to harmonize obligations of CPOs under CFTC Part 4 Regulations. The final regulations potentially mitigate certain disclosure and operational burdens if CPO registration were required for the Fund’s Adviser.

Limitations and Risks on Futures Contracts and Related Options

The purchase of options involves certain risks. If a put option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the Fund will lose its entire investment in the option. Also, where a put option is purchased to hedge against price movements in a particular security, the price of the put option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund’s ability to hedge its portfolio effectively.

There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger’s opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Fund to incur additional brokerage commissions and may cause an increase in the Fund’s portfolio turnover rate. The successful use of futures contracts and related options also depends on the ability of the Adviser or Sub-Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by the Fund or such prices move in a direction opposite to that anticipated the Fund may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities. As a result, the return of the Fund for the period may be less than if it had not engaged in the hedging transaction.

The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities that are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities. It is possible that, where the Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such a case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful transaction.

Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for the Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

Foreign Currency Futures Contracts

Foreign currency futures contracts may be used for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European euro. Other foreign currency futures contracts are likely to be developed and traded in the future.

Forward Currency Contracts

Forward currency contracts are entered into in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

Futures Contracts and Options on Futures Contracts

A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

The Fund may invest in futures contracts and options thereon (“futures options”) including such contracts or options with respect to, but not limited to, interest rates, commodities and security or commodity indices. To the extent that the Fund may invest in foreign currency-denominated securities, it may also invest in foreign currency futures contracts and options thereon.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indices as well as financial instruments and foreign currencies including: the S&P 500® Index; the S&P MidCap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; and certain multi-national currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

The Fund may purchase and write call and put futures options, as specified for the Fund in this SAI or the Prospectus. Futures options possess many of the same characteristics as options on securities and indices (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

The Fund intends generally to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations, and practice. For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund’s securities or the price of the securities, which the Fund intends to purchase. The Fund’s hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund’s exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

The Fund will only enter into futures contracts and futures options, which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Fund’s Adviser or Sub-Adviser in accordance with procedures established by the Board (“initial margin”). The initial margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Initial margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

A covered straddle consists of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Financial Futures Contracts and Related Options

Financial futures contracts and related options may be used to hedge against changes in the market value of portfolio securities or securities intended to be purchased. The Fund could purchase a financial futures contract (such as an interest rate futures contract or securities index futures contract) to protect against a decline in the value of its portfolio or to gain exposure to securities which the Fund otherwise wishes to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges: (i) long (or buying) hedges; and (ii) short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in the Fund’s portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities that the Fund may wish to purchase in the future by purchasing futures contracts.

Financial futures contracts, which are traded on a recognized exchange or board of trade, may be used. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills, and GNMA Certificates. Securities index futures contracts are currently traded with respect to the S&P 500® Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time during the period of the option.

In contrast to the situation when the Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract. Initially, the Fund will be required to segregate with its custodian bank an amount of cash and/or liquid assets. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. government securities or other appropriate high-grade securities equal to the  market value of the futures contract minus the Fund’s initial margin deposit with respect thereto will be segregated with the Fund’s custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Fund may enter into financial futures contracts and related options may also be limited by the requirements of the Code for qualification as a RIC.

The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

The Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those that would apply to purchases and sales of securities directly.

Limitations on Use of Futures and Futures Options

In general, the Fund intends to enter into positions in futures contracts and related options only for “bona fide hedging” purposes. When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s Adviser or Sub-Adviser in accordance with procedures established by the Board that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets, determined to be liquid by the Fund’s Adviser or Sub-Adviser in accordance with procedures established by the Board, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s Adviser or Sub-Adviser in accordance with procedures established by the Board, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s Adviser or Sub-Adviser in accordance with procedures established by the Board, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to segregate assets to cover the Fund’s obligations under the futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on the Fund’s portfolio securities. Thus, the use of a longer-term security may require the Fund to hold offsetting short-term securities to balance the Fund’s portfolio such that the Fund’s duration does not exceed the maximum permitted for the Fund in the Prospectus.

The requirements for qualification as a RIC also may limit the extent to which the Fund may enter into futures, futures options, or forward contracts.

Risks Associated with Futures and Futures Options

There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Future exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holder of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Index-, Currency-, and Equity-Linked Debt Instruments

“Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500® Index or a weighted index of commodity futures such as crude oil, gasoline, and natural gas. They may also invest in “equity-linked” and “currency-linked” debt securities. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Index- and currency-linked securities are derivative instruments, which may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Adviser or Sub-Adviser. Markets, underlying securities and indices may move in a direction that was not anticipated by the Adviser or Sub-Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad. Certain derivative instruments may be illiquid. (See “Restricted Securities, Illiquid Securities, and Liquidity Requirements.”)

Options

The Fund may purchase and sell both put and call options on fixed-income or other securities or indices in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an OTC market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

The Fund may purchase these securities for the purpose of increasing its return on such securities and/or to protect the value of its portfolio. The Fund may also write combinations of put and call options on the same security, known as “straddles.” Such transactions can generate additional premium income but also present increased risk. The Fund may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the Fund wants to purchase at a later date. The Fund may sell call and put options only if it takes certain steps to cover such options or segregates assets, in accordance with regulatory requirements, as described below.

In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is: (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board. A put option on a security or an index is “covered” if the Fund segregates assets determined to be liquid the Sub-Adviser in accordance with procedures established  by the Board equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is: (i) equal to or greater than the exercise price of the put written; or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board.

Effecting a closing transaction in the case of a sold call option will permit the Fund to sell another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a sold put option will permit the Fund to sell another put option to the extent that the exercise price thereof is secured by liquid securities in a segregated account (or earmarked on its records). Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any subject to the option to be used for other investments of the Fund, provided that another option on such security is not sold.

The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option sold by the Fund is less than the premium received from selling the option, or if the premium received in connection with the closing of an option by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously sold by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The Fund may sell options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then sell a call option against that security. The exercise price of the call the Fund determines to sell will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”), or above (“out-of-the-money”) the current value of the underlying security at the time the option is sold. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from selling the call option plus the appreciation in the market price of the underlying security, up to the exercise price, will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund’s maximum gain will be the premium received by it for selling the option, adjusted upwards or downwards by the difference between the Fund’s purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The selling of put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund’s return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

The Fund may also sell combinations of put and call options on the same security, known as “straddles,” with the same exercise price and expiration date. By entering into a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the call options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. Straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By selling a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security, above the exercise price of the option. By selling a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. The selling of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are sold for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Fund may purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

In certain instances, the Fund may enter into options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options, grant the purchaser the right to purchase (in the case of a “call”), or sell (in the case of a “put”), a specified type and series of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous to the Fund than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium is paid at termination, the Fund assumes the risk that: (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying U.S. Treasury security over the term of the option and adjustments made to the strike price of the option; and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.

The Fund may also sell combinations of put and call options on the same security, known as “straddles,” with the same exercise price and expiration date. By entering into a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the call options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. Straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

Exchange-Traded/OTC Options

The Fund may purchase and sell options that are traded on U.S. and foreign exchanges and options traded OTC with broker-dealers who make markets in these options. The ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Transactions by the Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facility or are held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions. While the Fund seeks to enter into OTC options only with dealers who can enter into closing transactions with the Fund, no assurance exists that the Fund will at any time be able to liquidate an OTC option at a favorable price at any time prior to expiration. If the Fund, as a covered OTC/call option writer, cannot effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate an OTC option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell Fund securities at a time when such sale might be advantageous. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty.

Foreign Currency Options

Foreign currency options are used separately or in combination to control currency volatility. A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or “strike”) prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of the Fund to reduce foreign currency risk using such options.

As with other kinds of option transactions, writing options on foreign currency constitutes only a partial hedge, up to the amount of the premium received. The Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Put and Call Options

Put and call options are derivative securities traded on U.S. and foreign exchanges or OTC. Except as indicated in “Portfolio Hedging,” the Fund will engage in trading of such derivative securities exclusively for non-speculative hedging purposes.

If a put option is purchased, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when the Adviser or Sub-Adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund holds a stock which the Adviser or Sub-Adviser believes has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, is the amount by which the Fund hedges against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the premium paid for the put option less any amount for which the put may be sold reduces the profit the Fund realizes on the sale of the securities.

If a call option is purchased, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if the Fund has a short position in the underlying security and the security thereafter increases in price. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the Fund purchases the call option to hedge a short position in the underlying security and the price of the underlying security thereafter falls, the premium paid for the call option less any amount for which such option may be sold reduces the profit the Fund realizes on the cover of the short position in the security.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. The Fund generally will purchase only those options for which the Adviser or Sub-Adviser believes there is an active secondary market to facilitate closing transactions.

Stock Index Options

The Fund may purchase and sell call and put options on stock indices. The Fund generally may sell options on stock indices for the purpose of increasing gross income and to protect the Fund against declines in the value of securities they own or increases in the value of securities to be acquired, although the Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. The Fund’s possible loss in either case will be limited to the premium paid for the option, plus related transaction costs. The index underlying a stock index option may be a “broad-based” index, such as the S&P 500® Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the S&P’s 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to: (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied; by (ii) a fixed “index multiplier.”

The Fund may sell call options on stock indices if it owns securities whose price changes, in the opinion of the Sub-Adviser, are expected to be similar to those of the underlying index, or if it has an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian or earmarked on its records) upon conversion or exchange of other securities in its portfolio. When the Fund covers a call option on a stock index it has sold by holding securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also sell call options on stock indices if it holds a call on the same index and in the same principal amount as the call sold when the exercise price of the call held: (a) is equal to or less than the exercise price of the call sold; or (b) is greater than the exercise price of the call sold if the difference is maintained by the Fund in liquid securities in a segregated account with its custodian (or earmarked on its records). The Fund may sell put options on stock indices if it maintains liquid securities with a value equal to the exercise price in a segregated account with its custodian (or earmarked on its records), or by holding a put on the same stock index and in the same principal amount as the put sold when the exercise price of the put is equal to or greater than the exercise price of the put sold if the difference is maintained by the Fund in liquid securities in a segregated account with its custodian (or earmarked on its records). Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

The Fund will receive a premium from selling a put or call option, which increases the Fund’s gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has sold a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund’s stock investments. By selling a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, selling covered put options on indices will increase the Fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for selling the option.

The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund’s investments does not decline as anticipated, or if the value of the option does not increase, the Fund’s loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund’s security holdings.

The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment at a time when the Fund holds un-invested cash or short-term debt instruments awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on a stock index depends on the Adviser’s or Sub-Adviser’s ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, the Fund could be unable to close out options, which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. The Fund purchases put or call options only with respect to an index which the Adviser or Sub-Adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

Straddles

A straddle is a combination of put and call options on the same underlying security used for hedging purposes to adjust the risk and return characteristics of the Fund’s overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

By entering into a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the call options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. Straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

Risks of Investing in Options on Securities and Indices

There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In addition, foreign option exchanges do not afford participants many of the protections available in U.S. option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the Fund as an option writer could lose amounts substantially in excess of its initial investment due to the margin and collateral requirements typically associated with such option writing. (See “Exchange-Traded/OTC Options.”)

Risks Associated with Options

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Options on securities, futures contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal, and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

Swap Transactions and Options on Swap Transactions

The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect to one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party’s damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted and the result is the counterparty’s gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination are generally to as “aggregation.”

In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return or some other amount) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.

The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index).

Bilateral swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as central counterparty similar to transactions in futures contracts. The Fund posts initial and variation margin to support its obligations under cleared swaps by making payments to their clearing member futures commission merchants.

Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on the CFTC approval of contracts for central clearing.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with the Fund’s investment objectives and general investment policies, the Fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets.

The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream it may be obligated to pay.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, and collars are entered into for good faith hedging purposes, the Sub-Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor, or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Sub-Adviser. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Credit Default Swaps

The Fund may enter into credit default swap agreements. The buyer in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. In accordance with procedures established by the Board, if the Fund is the buyer in a credit default swap transaction no assets will be segregated but if the Fund is the seller in a credit default swap transaction assets will be segregated in an amount equal to the full notional value of the transaction. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

The Fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt instruments held it its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk — which the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

Cross-Currency Swaps

Cross-currency swaps are contracts between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); an exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.

Currency Exchange Swaps

To the extent the Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. The Fund may also enter into options on swap agreements (“swap options”). The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Interest Rate Swaps

Interest rate swaps are contracts between two entities (“counterparties”) to exchange interest payments (of the same currency) between the parties. In the most common interest rate swap structure; one counterparty will agree to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the “notional principal amount.” In most such transactions, the floating rate payments are tied to the LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.

An interest rate or currency swap involves an agreement between the Fund and another party to exchange payments calculated as if they were interest on a specified (“notional”) principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor entitles the purchaser, in exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level. The Fund usually enters into such transactions on a “net” basis, with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate NAV at least equal to the accrued excess is maintained in a segregated account by the Trust’s custodian. If the Fund enters into a swap on other than a net basis, or sells caps or floors, the Fund maintains a segregated account in the full amount accrued on a daily basis of the Fund’s obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the SEC.

Securities Swaps

A securities swap is a technique primarily used to indirectly participate in the securities market of a country from which the Fund would otherwise be precluded for lack of an established securities custody and safekeeping system. The Fund deposits an amount of cash with its custodian (or the broker, if legally permitted) in an amount equal to the selling price of the underlying security. Thereafter, the Fund pays or receives cash from the broker equal to the change in the value of the underlying security.

Swap Option

A swap option is a contract that gives one counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the pre-specified date) or American-style (exercisable during a designated period). The right pursuant to a swap option must be exercised by the right holder. The buyer of the right to a swap option is said to own a call.

The Fund that may engage in swaps may write (sell) and purchase put and call swap options.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Total Return Swaps

A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder and conversely, that the Fund will not be able to meet its obligation to the counterparty.

Interest Rate Caps and Interest Rate Floors.

An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or “cap”) level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or “floor”) level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly. Rights arising pursuant to both caps and floors are exercised automatically if the strike is in the money. Caps and floors eliminate the risk that the buyer fails to exercise an in-the-money option.

The Fund will not enter into any of these derivative transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least “high quality” at the time of purchase by at least one of the established rating agencies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation, and the Adviser or Sub-Adviser has determined that the swap market has become relatively liquid. Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that the Fund is contractually obligated to make or receive. Caps and floors are more recent innovations for which standardized documentation has not yet been developed; accordingly, they are less liquid than swaps. Caps and floors purchased by the Fund are considered to be illiquid assets.

Risks of Investing in Swap Agreements or Swap Options

Whether the Fund’s use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, OTC swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under an OTC swap agreement in the event of the default or bankruptcy of swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Fund by the Code, the CFTC’s regulations and the Fund’s regulatory status may limit the Fund’s ability to use swap agreements. It is possible that developments in the swaps market, including potential additional government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

The risks associated with OTC interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to OTC Options. In connection with such transactions, the Fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, the Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while the Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund’s ability to enter into other transactions at a time when doing so might be advantageous.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Depending on the Fund’s size and other factors, the margin required under the rules of the clearinghouse and by the clearing member for a cleared swap may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce this distinction. Regulators are also in the process of developing rules that would require trading and execution of most liquid swaps on trading facilities. Moving trading to an exchange-type system may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps. Rules adopted in 2012 also require centralized reporting of detailed information about many types of cleared and uncleared swaps. Reporting of swap data may result in greater market transparency, but may subject the Fund to additional administrative burdens and the safeguards established to protect trader anonymity may not function as expected.

Regulators may impose limits on an entity’s or group of entities’ holdings in certain swaps.

Synthetic Convertible Securities

Synthetic convertible securities are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. The Fund may only invest in synthetic convertibles with respect to companies whose corporate debt instruments are rated “A” or higher by an NRSRO such as Moody’s or S&P and is subject to the Fund’s overall limitations on investment in illiquid securities.

Warrants

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Index Warrants

Put and call index warrants are instruments whose values vary depending on the change in the value of one or more specified securities indices (“Index Warrants”). Index Warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer, based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the Index Warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an Index Warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant. Certain funds will normally use Index Warrants in a manner similar to their use of options on securities indices. The risks of using Index Warrants are generally similar to those relating to its use of index options. Unlike most index options, however, Index Warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, Index Warrants generally have longer terms than index options. Index Warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of Index Warrants may limit the Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

OTHER RISKS

Cyber Security Issues

The Voya family of funds, and their service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or its service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. In addition, substantial costs may be incurred in order to prevent any cyber-attacks in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. The Fund and its shareholders could be negatively impacted as a result.

INVESTMENT TECHNIQUES

Borrowing

The Fund may borrow from banks. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund’s holdings may be disadvantageous from an investment standpoint.

Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds. Borrowing may be done for any purpose permitted by the 1940 Act or as permitted by the Fund’s investment policies and restrictions.

Portfolio Hedging

Hedging against changes in financial markets, currency rates, and interest rates may be utilized. One form of hedging is with derivatives. Derivatives (as described above) are instruments whose value is linked to, or derived from, another instrument, like an index or a commodity. Hedging transactions involve certain risks. Although the Fund may benefit from hedging, unanticipated changes in interest rates or securities prices may result in greater losses for the Fund than if it did not hedge. If the Fund does not correctly predict a hedge, it may lose money. In addition, the Fund pays commissions and other costs in connection with hedging transactions.

Risks Associated With Hedging Transactions

Hedging transactions have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the Adviser’s or Sub-Adviser’s view as to certain market movements is incorrect, the risk that the use of a hedging transaction could result in losses greater than if it had not been used. Use of call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices lower than current market values, or cause the Fund to hold a security it might otherwise sell. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in portfolio hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. In addition, the Fund pays commissions and other costs in connection with such investments.

Losses resulting from the use of hedging transactions will reduce the Fund’s NAV, and possibly income, and the losses can be greater than if hedging transactions had not been used.

Risks of Hedging Transactions Outside the United States

When conducted outside the United States, hedging transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of government actions affecting trading in, or the price of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging transactions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

The Fund’s options, futures, and swap transactions will generally be entered into for hedging purposes — to protect against possible changes in the market values of securities held in or to be purchased for the Fund’s portfolio resulting from securities markets, currency or interest rate fluctuations. In addition, the Fund’s derivative investments may also be used for non-hedging purposes — to protect the Fund’s unrealized gains in the values of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities. The Fund’s net loss exposure resulting from transactions entered into for each purposes will not exceed 5% of the Fund’s net assets at any one time and, to the extent necessary, the Fund will close out transactions in order to comply with this limitation. Such transactions are subject to the limitations described above under “Options,” “Futures Contracts,” and “Interest Rate and Currency Swaps.”

Repurchase Agreements

Repurchase agreements may be utilized, with respect to its portfolio securities. Such agreements may be considered to be loans by the Fund for purposes of the 1940 Act. Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, the Fund acquires securities from financial institutions such as brokers, dealers, and banks, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Adviser or Sub-Adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited. To mitigate this risk, the Fund may only enter into repurchase agreements that qualify for an exclusion from any automatic stay of creditors’ rights against the counterparty under applicable insolvency law in the event of the counterparty’s insolvency.

Restricted Securities, Illiquid Securities, and Liquidity Requirements

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven (7) calendar days at approximately the value ascribed to it by the Fund. The Fund may invest in restricted securities governed by Rule 144A under the 1933 Act (“Rule 144A”) and other restricted securities. In adopting Rule 144A, the SEC specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the Board (or the Fund’s Adviser acting subject to the board’s supervision) determines that the securities are in fact liquid. The Board has delegated its responsibility to Fund management to determine the liquidity of each restricted security purchased pursuant to the Rule, subject to the Board’s oversight and review. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

A security’s illiquidity might prevent the sale of such a security at a time when the Adviser or a Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Fund could be adversely affected.

Because of the nature of these securities, a considerable period of time may elapse between the Fund’s decision to dispose of these securities and the time when the Fund is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by the Fund pursuant to Rule 144A under the 1933 Act may be negotiated at the time such securities are purchased by the Fund. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when the Fund would be permitted to sell them. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by the Fund at a time when such resale would be desirable. Securities that are not readily marketable will be valued by the Fund in good faith pursuant to procedures adopted by the Trust’s Board.

Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as “qualified institutional buyers,” and under the Fund’s procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

The Fund may not invest more than 15% of its net assets in illiquid securities, measured at the time of investment.

The Fund treats any securities subject to restrictions on repatriation for more than seven days, and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit, as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the 1933 Act and that, subject to the review by the Board and guidelines adopted by the Board, the Adviser or Sub-Adviser has determined to be liquid.

Reverse Repurchase Agreements and Dollar Roll Transactions

The Fund may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, the Fund will sell portfolio securities to dealers in U.S. government securities or members of the Federal Reserve System held by the Fund, with an agreement that the Fund will repurchase such security at an agreed upon date, price and interest payment. The Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of the Fund’s total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three (3) days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund’s holdings may be disadvantageous from an investment standpoint. To the extent the Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined to be liquid, equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Fund relinquishes may decline below the price the Fund must pay when the transaction closes. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

The Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA, and FHLMC in order to enhance portfolio returns and management prepayment risks. A dollar roll transaction is similar to a reverse repurchase agreement in certain respects. In a dollar roll transaction, the Fund sells a mortgage-backed security held in its portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When the Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled. Because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to the Fund’s overall limitations on investments in illiquid securities.

A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-backed security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered substantially identical, the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

Whether a reverse repurchase agreement or dollar roll transaction produces a gain for the Fund depends upon the “costs of the agreements” (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or “substantially the same” security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then the Fund’s NAV will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar roll transactions, as leveraging techniques, may increase the Fund’s yield in the manner described above; however, such transactions also increase the Fund’s risk to capital and may result in a shareholder’s loss of principal.

Securities Lending

The Fund may lend its portfolio securities to financial institutions such as broker dealers, banks, or other recognized domestic institutional borrowers of securities provided that the value of the loaned securities does not exceed the percentage set forth in the Fund’s Prospectuses. No lending may be made to any companies affiliated with the Adviser.

These loans earn income for the Fund and are collateralized by cash, securities, or letters of credit. The Fund might experience a loss if the financial institution defaults on the loan. The Fund seeks to mitigate this risk through contracted indemnification upon default. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. The Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. The Fund will not have the right to vote any securities having voting rights during the existence of the loan, but the Fund may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. Any cash collateral received by the Fund would be invested in high quality, short-term money market instruments. The Fund currently intend to limit the lending of its portfolio securities so that, at any given time, securities loaned by the Fund represent not more than one-third of the value of its total assets.

The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral or provide to that Fund an irrevocable letter of credit equal in value to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis. Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the Fund must terminate the loan and vote the securities. Alternatively, the Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities.

During the time portfolio securities are on loan, the borrower pays the Fund any interest or distributions paid on such securities. The Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the lending fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. The Fund could incur losses in connection with the investment of such cash collateral.

Short Sales and Short Sales Against the Box

The Fund may make a short sale of securities it already owns or have the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales against the box). The Fund may make short sales of securities as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities.

In the view of the SEC, a short sale involves the creation of a senior security as such term is defined in the 1940 Act, unless the sale is against the box and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. The Fund will comply with these requirements. In addition, as a matter of policy, the Fund’s Board has determined that no Fund will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund’s total assets, taken at market value.

The Fund will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market value of the security will decline. To complete the sale, the Fund must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. The Fund is said to have a short position in the security sold until it delivers it to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest which accrues during the period of the loan. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated assets determined to be liquid in accordance with procedures established by the Board. This percentage any be varied by action of the Board. To meet current margin requirements, the Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within ninety (90) days without restriction other than the payment of money).

Short sales by the Fund create opportunities to increase the Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although the Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Short Sales Against the Box

If the Fund makes a short sale against the box, the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, the Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

The Fund’s decision to make a short sale against the box may be a technique to hedge against market risks when the Adviser or Sub-Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short  position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

Short sales against the box are not subject to the percentage limitations on short sales, if any, described in the Prospectus.

Strategic Transactions

Subject to the investment limitations and restrictions for each of the Fund as stated elsewhere in this SAI, certain of the Fund may, but are not required to, utilize various investment strategies as described in this SAI to hedge various market risks, to manage the effective maturity or duration of fixed-income securities, or to seek potentially higher returns. Utilizing these investment strategies, the Fund may purchase and sell, to the extent not otherwise limited or restricted for such Fund, exchange-listed and OTC put and call on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors, or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called “Strategic Transactions”).

Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to seek potentially higher returns, although all investments will be made in accordance with any limitations imposed by the CFTC. Any or all of these investment techniques may be used at any time, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on a Sub-Adviser’s ability to predict, which cannot be assured, pertinent market movements. The Fund will comply with applicable regulatory requirements when utilizing Strategic Transactions. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management, or portfolio management purposes.

To Be Announced (“TBA”) Sale Commitments

TBA sale commitments involve commitments where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. The Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

When Issued Securities and Delayed Delivery Transactions

In order to secure prices or yields deemed advantageous at the time, the Fund may purchase or sell securities on a when issued or a delayed delivery basis generally 15 to 45 days after the commitment is made. The Fund will enter into a when issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when issued or a delayed delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.

When the Fund commits to purchase a security on a when-issued or delayed-delivery basis, it will set up procedures consist with the applicable interpretations of the SEC concerning such purchases. Since that policy currently recommends that an amount of the Fund’s assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have cash, short-term money market instruments, or other liquid securities sufficient to fulfill any commitments or to limit any potential risk. The Fund will establish a segregated account with the custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when issued and delayed delivery commitments which will be “marked to market” daily. The Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. In these cases, the Fund may realize a taxable gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price credited to be advantageous.  When the time comes to pay for the securities acquired on a delayed-delivery basis, the Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation). Depending on market conditions, the Fund could experience fluctuations in share price as a result of delayed delivery or when-issued purchases.

Although such purchases will not be made for speculative purposes and SEC policies will be adhered to, purchases of securities on such bases may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it is necessary to sell the when-issued or delayed delivery securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. When the Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price believed to be advantageous.

Temporary Defensive and Other Short-Term Positions

Investing in certain short-term, high-quality debt instruments and in U.S. government securities is done for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) pending the Adviser’s or Sub-Adviser’s ability to invest cash inflows; (iii) to permit the Fund to meet redemption requests; and (iv) for temporary defensive purposes to respond to adverse market, economic, political, or other conditions. The Fund for which the investment objective is capital appreciation may also invest in such securities if the Fund’s assets are insufficient for effective investment in equities.

Although it is expected that the Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which the Fund may invest include: (i) short-term obligations of the U.S. government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements. When investing for the purposes indicated above, the Fund will normally invest in short-term instruments that do not have a maturity of greater than one year. To the extent the Fund is engaged in temporary defensive investments, it will not be pursuing its investment objective.

PORTFOLIO TURNOVER

A change in securities held in a Fund’s portfolio is known as portfolio turnover and may involve the payment by the Fund of dealer mark-ups or brokerage or underwriting commissions and other transaction costs associated with the purchase or sale of securities.

The Fund may sell a portfolio investment soon after its acquisition if the Adviser or Sub-Adviser believes that such a disposition is consistent with the Fund’s investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. Portfolio turnover rate for a fiscal year is the percentage determined by dividing (i) the lesser of the cost of purchases or sales of portfolio securities by (ii) the monthly average of the value of portfolio securities owned by the Fund during the fiscal year. Securities with maturities at acquisition of one year or less are excluded from this calculation. A Fund cannot accurately predict its turnover rate; however, the rate will be higher when the Fund finds it necessary or desirable to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events.

A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and transaction costs which are ultimately borne by a Fund’s shareholders. High portfolio turnover may result in the realization of substantial capital gains.

To the extent the Fund invests in affiliated Underlying Funds, the discussion above relating to investment decisions made by the Adviser or the Sub-Adviser with respect to the Fund also includes investment decisions made by an Adviser or a Sub-Adviser with respect to those Underlying Funds.

As noted above, the Fund will commence operations upon consummation of the Reorganization and will continue the operations of CBRE Long/Short Fund (the “Predecessor Fund”), a series of The Advisors’ Inner Circle Fund the (“Predecessor Trust”). The Predecessor Fund’s historical turnover rates are included in the Financial Highlights tables in the Prospectus.

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such percentage limitation or standard will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the 1940 Act). Accordingly, any subsequent change in value, net assets or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.

Unless otherwise stated, if the Fund’s holdings of illiquid securities exceeds 15% of its net assets because of changes in the value of the Fund’s investments, the Fund will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Fund. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, fixed time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(a)(2) of the 1933 Act, or securities otherwise subject to restrictions on resale under the 1933 Act (“Restricted Securities”) shall not be deemed illiquid solely by reason of being unregistered.

The Adviser or Sub-Adviser determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions as fundamental policies which means they cannot be changed without the approval of the holders of a “majority” of the Fund’s outstanding voting securities, as that term is defined in the 1940 Act. The term “majority” is defined in the 1940 Act as the lesser of: (i) 67% or more of the Fund’s voting securities present at a meeting of shareholders at which the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities.

Voya CBRE Long/Short Fund

As a matter of fundamental policy, the Fund will not:

1.              borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Fund;

2.              make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Fund. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

3.              underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies;

4.              purchase or sell real estate, except that the Fund may: (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

5.              issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund; or

6.              purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

The Fund will:

1.              Under normal market conditions, invest at least 25% of the value of its total assets at the time of purchase in the securities of issuers conducting their business activities in the real estate group of industries. In addition, (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, or tax exempt securities issued by any state or territory of the United States, or any of their agencies, instrumentalities, or political subdivisions; and (ii) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

DISCLOSURE OF THE FUND’S PORTFOLIO SECURITIES

The Fund is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Fund’s annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

The Fund may also post its complete or partial portfolio holdings on its website as of a specified date. The Fund may also file information on portfolio holdings with the SEC or other regulatory authority as required by applicable law.

The Fund may also compile a list of its top five largest “long position” holdings and top five largest “short position” holdings (the “Top Five Long/Short Holdings”). This information may be made available on Voya’s website 10 calendar days following the end of the previous calendar month, or as soon thereafter as practicable. The Top Five Long/Short Holdings and/or issuer information shall be as of the last day of the previous calendar month.

Investors (both individual and institutional), financial intermediaries that distribute the Fund’s shares, and most third parties may receive the Fund’s annual or semi-annual shareholder reports, or view them on Voya’s website, along with the Fund’s portfolio holdings schedule.

Other than in regulatory filings or on Voya’s website, the Fund may provide its complete portfolio holdings to certain unaffiliated third parties and affiliates when a Fund has a legitimate business purpose for doing so. Unless otherwise noted below, the Fund’s disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided. Specifically, a Fund’s disclosure of its portfolio holdings may include disclosure:

•                  to the Fund’s independent registered public accounting firm, named herein, for use in providing audit opinions;

•                  to financial printers for the purpose of preparing Fund regulatory filings;

•                  for the purpose of due diligence regarding a merger or acquisition;

•                  to a new adviser or sub-adviser prior to the commencement of its management of a Fund;

•                  to rating and ranking agencies such as Bloomberg, Morningstar, Lipper, and S&P (such agencies may receive more raw data from a Fund than is posted on the Fund’s website);

•                  to consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in a Fund;

•                  to service providers, on a daily basis, in connection with their providing services benefiting a Fund such as, but not limited to, the provision of analytics for securities lending oversight and reporting, proxy voting or class action service providers;

•                  to a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders;

•                  to certain wrap fee programs, on a weekly basis, on the first business day following the previous calendar week; or

•                  to a third party who acts as a “consultant” and supplies the consultant’s analysis of holdings (but not actual holdings) to the consultant’s clients (including sponsors of retirement plans or their consultants) or who provides regular analysis of Fund portfolios. The types, frequency and timing of disclosure to such parties vary depending upon information requested.

In all instances of such disclosure the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

The Board has adopted policies and procedures (“Policies”) designed to ensure that disclosure of information regarding the Fund’s portfolio holdings is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Fund’s Adviser, Sub-Adviser, Principal Underwriter, or any affiliated person of the Fund, its Adviser, or its Principal Underwriter, on the other. These Policies authorize the Fund’s Adviser or its affiliates to implement the Board’s Policies and direct the Adviser or its affiliates to document the expected benefit to shareholders. Among other considerations, the Adviser or its affiliates are directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Fund’s shareholders. Similarly, the Adviser or its affiliates are directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the Adviser, Sub-Adviser, Principal Underwriter, and their affiliates.

The Board has authorized the senior officers of the Adviser or its affiliates to authorize the release of the Fund’s portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Adviser or its affiliates report quarterly to the Board regarding the implementation of the Policies.

The Fund has the following ongoing arrangements with certain third parties to provide the Fund’s full portfolio holdings:

Party	Purpose	Frequency	Time Lag Between Date of Information and Date Information Released
The Bank of New York Mellon	Credit Approval Process for the Voya family of funds line of credit	As requested	None
Institutional Shareholder Services Inc.	Proxy Voting Services	Daily	None
Institutional Shareholder Services Inc.	Class Action Services	Monthly	10 days
Charles River Development	Compliance	Daily	None
Albridge Analytics, an indirect wholly-owned subsidiary of The Bank of New York Mellon	Provision of Analytics for Oversight and Reporting of Securities Lending	Daily	None

All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. The Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of Voya’s Legal Department. All waivers and exceptions involving any Fund will be disclosed to the Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by a Fund, the Adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

MANAGEMENT OF THE TRUST

The business and affairs of the Trust are managed under the direction of the Trust’s Board according to the applicable laws of the State of Delaware.

The Board governs the Fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance.

Set forth in the table below is information about each Trustee of the Fund.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustees(2)	Other Board Positions Held by Trustees
Independent Trustees

Colleen D. Baldwin 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 56	Trustee	November 2007 — Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 — Present).	151	DSM/Dentaquest, Boston MA (February 2014 — Present).

John V. Boyer 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 63	Chairperson Trustee	January 2014 — Present January 2005 — Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 — Present).	151	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 68	Trustee	January 2006 — Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 — Present).	151	Wisconsin Energy Corporation (June 2006 — Present); The Royce Funds (23 funds) (December 2009 — Present); and AMICA Mutual Insurance Company (1992 — Present).

Peter S. Drotch 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 75	Trustee	November 2007 — Present	Retired.	151	None.

Martin J. Gavin 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 67	Trustee	August 2015 — Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 — November 2015).	151	None.

Russell H. Jones 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 72	Trustee	May 2013 — Present	Retired.	151	None.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustees(2)	Other Board Positions Held by Trustees
Patrick W. Kenny 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 74	Trustee	January 2005 — Present	Retired.	151	Assured Guaranty Ltd. (April 2004 — Present).

Joseph E. Obermeyer 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 59	Trustee	May 2013 — Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 — Present).	151	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 66	Trustee	January 2006 — Present	Consultant (May 2001 — Present).	151	None.

Christopher P. Sullivan 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 63	Trustee	October 2015 — Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 — September 2012).	151	None.

Roger B. Vincent 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 71	Trustee	February 2002 — Present	Retired.	151	UGI Corporation (February 2006 — Present) and UGI Utilities, Inc. (February 2006 — Present).

Trustee who is an “Interested Person”

Shaun P. Mathews(3) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 61	Trustee	November 2007 — Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 — Present).	151

Voya Capital Corporation, LLC and Voya Investments Distributor, LLC, (December 2005 — Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management (March 2006 — Present); and Voya Investment Trust Co. (April 2009 — Present).

(1)             Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of the Fund (as defined below, “Independent Trustee”) is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise complying under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)             For the purposes of this table, “Fund Complex” means the Voya family of funds, including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of February 28, 2017.

(3)             Mr. Mathews is deemed to be an “interested person” of the Trust, as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

Information Regarding Officers of the Trust

Set forth in the table below is information for each Officer of the Trust.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 61	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 — Present).

Michael J. Roland 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 58	Executive Vice President	February 2002 - Present

Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012 — Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 — December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 — April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 — February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 66	Chief Investment Risk Officer Executive Vice President	September 2009 - Present May 1999 - Present	Executive Vice President, Voya Investments, LLC (July 2000 — Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 — Present).

Kevin M. Gleason 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 50	Chief Compliance Officer	February 2012 - Present

Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012- Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company, (June 2004 — January 2012).

Todd Modic 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 49	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 — Present).

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years
Kimberly A. Anderson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 52	Senior Vice President	November 2003 - Present	Senior Vice President, Voya Investments, LLC (September 2003 — Present).

Robert Terris 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 46	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 — Present) and Voya Funds Services, LLC (March 2006 — Present).

Fred Bedoya 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 44	Vice President and Treasurer	September 2012 - Present

Vice President, Voya Investments, LLC (October 2015 — Present) and Voya Funds Services, LLC (July 2012 — Present). Formerly, Assistant Vice President — Director, Voya Funds Services, LLC (March 2003 — March 2012).

Maria M. Anderson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 58	Vice President	September 2004 - Present	Vice President, Voya Investments, LLC (October 2015 — Present) and Voya Funds Services, LLC (September 2004 — Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 63	Vice President	February 2003 - Present

Vice President, Voya Funds Services, LLC (February 1996 — Present) and Voya Investments, LLC (October 2004 — Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 — Present). Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 — Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 — Present).

Sara Donaldson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 57	Vice President	September 2014 - Present

Vice President, Voya Investments, LLC (October 2015 — Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 — October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 — March 2014).

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years
Micheline S. Faver 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 39	Vice President	September 2016 - Present

Vice President, Head of Fund Compliance, Voya Investments, LLC and Chief Compliance Officer for Voya Investments, LLC and Directed Services LLC (June 2016 — Present). Formerly, Vice President Mutual Fund Compliance (March 2014 — June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 — March 2014); Assistant Vice President, Senior Project Manager (May 2008 — May 2013).

Robyn L. Ichilov 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 49	Vice President	May 1999 - Present	Vice President, Voya Funds Services, LLC (November 1995 — Present) and Voya Investments, LLC (August 1997 — Present). Formerly, Treasurer, Voya Family of Funds (November 1999 — February 2012).

Jason Kadavy 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 41	Vice President	September 2012 - Present	Vice President, Voya Investments, LLC (October 2015 — Present) and Voya Funds Services, LLC (July 2007 — Present).

Kimberly K. Springer 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 59	Vice President	March 2006 - Present

Vice President — Mutual Fund Product Development, Voya Investments, LLC (July 2012 — Present); Vice President, Voya Family of Funds (March 2010 — Present) and Vice President, Voya Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 — July 2012).

Craig Wheeler 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 47	Vice President	May 2013 - Present

Vice President — Director of Tax, Voya Investments, LLC (October 2015 — Present). Formerly, Vice President — Director of Tax, Voya Funds Services, LLC (March 2013 — October 2015). Formerly, Assistant Vice President — Director of Tax, Voya Funds Services, LLC (March 2008 — February 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 53	Secretary	August 2003 - Present	Senior Vice President and Chief Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010 — Present).

Paul A. Caldarelli 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 65	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010 — Present).

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years
Theresa K. Kelety 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 54	Assistant Secretary	August 2003 - Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010 — Present).

(1)         The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

The Board of Trustees

The Trust and the Fund are governed by the Board, which oversees the Trust’s business and affairs. The Board delegates the day-to-day management of the Trust and the Fund to the Trust’s Officers and to various service providers that have been contractually retained to provide such day-to-day services. The Voya entities that render services to the Trust and the Fund do so pursuant to contracts that have been approved by the Board. The Trustees are experienced executives who, among other duties, oversee the Trust’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s investment performance.

The Board Leadership Structure and Related Matters

The Board is comprised of twelve (12) members, eleven (11) of whom are independent or disinterested persons, which means that they are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”).

The Trust is one of 24 registered investment companies (with a total of approximately 151 separate series) in the Voya family of funds and all of the Trustees serve as members of, as applicable, each investment company’s Board of Directors or Board of Trustees. The Board employs substantially the same leadership structure with respect to each of these investment companies.

One of the Independent Trustees, currently John V. Boyer, serves as the Chairperson of the Board of the Trust. The responsibilities of the Chairperson of the Board include: coordinating with management in the preparation of agendas for Board meetings; presiding at Board meetings; between Board meetings, serving as a primary liaison with other Trustees, officers of the Trust, management personnel, and legal counsel to the Independent Trustees; and such other duties as the Board periodically may determine. Mr. Boyer does not hold a position with any firm that is a sponsor of the Trust. The designation of an individual as the Chairperson does not impose on such Independent Trustee any duties, obligations or liabilities greater than the duties, obligations or liabilities imposed on such person as a member of the Board, generally.

The Board performs many of its oversight and other activities through the committee structure described below in the “Board Committees” section. Each Committee operates pursuant to a written Charter approved by the Board. The Board currently conducts regular meetings eight (8) times a year. Six (6) of these regular meetings consist of sessions held over a three-day period, and two (2) of these meetings consist of a one-day session. In addition, during the course of a year, the Board and many of its Committees typically hold special meetings by telephone or in person to discuss specific matters that require action prior to the next regular meeting. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board believes that its committee structure is an effective means of empowering the Trustees to perform their fiduciary and other duties. For example, the Board’s committee structure facilitates, as appropriate, the ability of individual Board members to receive detailed presentations on topics under their review and to develop increased familiarity with respect to such topics and with key personnel at relevant service providers. At least annually, with guidance from its Nominating and Governance Committee, the Board analyzes whether there are potential means to enhance the efficiency and effectiveness of the Board’s operations.

Board Committees

Audit Committee. The Board has established an Audit Committee whose functions include, among other things, (i) meeting with the independent registered public accounting firm of the Trust to review the scope of the Trust’s audit, the Trust’s financial statements and accounting controls; (ii) meeting with management concerning these matters, internal audit activities and other matters; and (iii) overseeing the implementation of the Voya funds’ valuation procedures and the fair value determinations made with respect to securities held by the Voya funds for which market value quotations are not readily available. The Audit Committee currently consists of six (6) Independent Trustees. The following Trustees currently serve as members of the Audit Committee: Ms. Baldwin and Messrs. Drotch, Gavin, Kenny, Obermeyer, and Vincent. Mr. Drotch currently serves as the Chairperson of the Audit Committee. All Committee members have been designated as Audit Committee Financial Experts under the Sarbanes-Oxley Act of 2002. The Audit Committee currently meets regularly five (5) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Audit Committee held six (6) meetings during the fiscal year ended October 31, 2016. The Audit Committee and Compliance Committee sometimes meet jointly to consider matters that are reviewed by both Committees. The Committees held one (1) such additional joint meeting during the fiscal year ended October 31, 2016.

Compliance Committee. The Board has established a Compliance Committee for the purpose of, among other things: (i) providing oversight with respect to compliance by the funds in the Voya family of funds and their service providers with applicable laws, regulations, and internal policies and procedures affecting the operations of the funds; (ii) receiving reports of evidence of possible material violations of applicable U.S. federal or state securities laws and breaches of fiduciary duty arising under U.S. federal or state laws; (iii) coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the funds; (iv) facilitating information flow among Board members and the CCO between Board meetings; (v) working with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; (vi) making recommendations regarding the role, performance and oversight of the CCO; (vii) overseeing the cybersecurity practices of the funds and their key service providers; (viii) overseeing management’s administration of proxy voting; and (ix) overseeing the effectiveness of brokerage usage by the Trust’s advisers or sub-advisers, as applicable, and compliance with regulations regarding the allocation of brokerage for services.

The Compliance Committee currently consists of five (5) Independent Trustees: Mses. Chadwick and Pressler, and Messrs. Boyer, Jones, and Sullivan. Mr. Jones currently serves as the Chairperson of the Compliance Committee. The Compliance Committee currently meets regularly four (4) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Compliance Committee held four (4) meetings during the fiscal year ended October 31, 2016.

The Audit Committee and Compliance Committee sometimes meet jointly to consider matters that are reviewed by both Committees. The Committees held one (1) such additional joint meeting during the fiscal year ended October 31, 2016.

Contracts Committee. The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the Voya funds (including the Fund). The responsibilities of the Contracts Committee include, among other things: (i) identifying the scope and format of information to be provided by service providers in connection with applicable contract approvals or renewals; (ii) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (iii) evaluating regulatory and other developments that might have an impact on applicable approval and renewal processes; (iv) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (v) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements; (vi) recommending to the Board specific steps to be taken by it regarding the contracts approval and renewal process, including, for example, proposed schedules of meetings by the Trustees; and (vii) otherwise providing assistance in connection with Board decisions to renew, reject, or modify agreements or plans.

The Contracts Committee currently consists of all eleven (11) of the Independent Trustees of the Board. Ms. Pressler currently serves as the Chairperson of the Contracts Committee. It is expected that the Contracts Committee will meet regularly six (6) times per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Contracts Committee held six (6) meetings during the fiscal year ended October 31, 2016.

Investment Review Committees. The Board has established, for all of the funds under its direction, the following three Investment Review Committees (each an “IRC” and collectively the “IRCs”): (i) the Joint Investment Review Committee (“Joint IRC”); (ii) the Investment Review Committee E (formerly known as the Domestic Equity Funds Investment Review Committee) (“IRC E”); and (iii) the Investment Review Committee F (formerly known as the International/Balanced/Fixed Income Funds Investment Review Committee) (“IRC F”). The funds are allocated among IRCs periodically by the Board as the Board deems appropriate to balance the workloads of the IRCs and to have similar types of funds or funds with the same investment sub-adviser or the same portfolio management team assigned to the same IRC. Each of the Investment Review Committees perform the following functions, among other things: (i) monitoring the investment performance of the funds in the Voya family of funds that are assigned to that Committee; and (ii) making recommendations to the Board with respect to investment management activities performed by the advisers and/or sub-advisers on behalf of such Voya funds, and reviewing and making recommendations regarding proposals by management to retain new or additional sub-advisers for these Voya funds. The Fund is monitored by the Investment Review Committees, as indicated below. Each committee is described below.

Fund	Joint IRC	IRC E	IRC F
Voya CBRE Long/Short Fund		X

The Joint IRC currently consists of eleven (11) Independent Trustees and one (1) Trustee who is an “interested person” of the funds in the Voya family of funds, as defined in the 1940 Act (“Interested Trustee”). Mr. Obermeyer currently serves as the Chairperson of the Joint IRC. The Joint IRC currently meets regularly six (6) times per year. The Joint IRC held six (6) meetings during the fiscal year ended October 31, 2016.

The IRC E currently consists of six (6) Independent Trustees. The following Trustees serve as members of the IRC E: Mses. Baldwin and Pressler, and Messrs. Gavin, Jones, Obermeyer, and Vincent. Ms. Baldwin currently serves as the Chairperson of the IRC E. The IRC E currently meets regularly six (6) times per year. The IRC E held six (6) meetings during the fiscal year ended October 31, 2016.

The IRC F currently consists of five (5) Independent Trustees and one (1) Interested Trustee. The following Trustees serve as members of the IRC F: Ms. Chadwick and Messrs. Boyer, Drotch, Kenny, Mathews, and Sullivan. Ms. Chadwick currently serves as the Chairperson of the IRC F. The IRC F currently meets regularly six (6) times per year. The IRC F held six (6) meetings during the fiscal year ended October 31, 2016.

Nominating and Governance Committee. The Board has established a Nominating and Governance Committee for the purpose of, among other things: (i) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (ii) reviewing workload and capabilities of Independent Trustees and recommending changes to the size or composition of the Board, as necessary; (iii) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (iv) considering and, if appropriate, recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (v) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (vi) undertaking a periodic study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Trustees; (vii) overseeing the Board’s annual self-evaluation process; (viii) developing (with assistance from management) an annual meeting calendar for the Board and its committees; (ix) overseeing actions to facilitate attendance by Independent Trustees at relevant educational seminars and similar programs; and (x) overseeing insurance arrangements for the funds.

In evaluating potential candidates to fill Independent Trustee vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees that it identifies as potential candidates. A shareholder nominee for Trustee should be submitted in writing to the Trust’s Secretary at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034. Any such shareholder nomination should include at least the following information as to each individual proposed for nomination as Trustee: such person’s written consent to be named in a proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules, and regulations, including such information as the Board may reasonably deem necessary to satisfy its oversight and due diligence duties.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely in connection with a shareholder meeting to elect Trustees, any such submission must be delivered to the Trust’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Trust with the SEC.

The Nominating and Governance Committee currently consists of seven (7) Independent Trustees. The following Trustees serve as members of the Nominating and Governance Committee: Mses. Baldwin and Chadwick, and Messrs. Boyer, Drotch, Jones, Kenny, and Obermeyer. Mr. Kenny currently serves as the Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee typically meets three (3) times per year and on an as-needed basis. The Nominating and Governance Committee held five (5) meetings during the fiscal year ended October 31, 2016.

The Board’s Risk Oversight Role

The day-to-day management of various risks relating to the administration and operation of the Trust and the Fund is the responsibility of management and other service providers retained by the Board or by management, most of whom employ professional personnel who have risk management responsibilities. The Board oversees this risk management function consistent with and as part of its oversight duties. The Board performs this risk management oversight function directly and, with respect to various matters, through its committees. The following description provides an overview of many, but not all, aspects of the Board’s oversight of risk management for the Fund. In this connection, the Board has been advised that it is not practicable to identify all of the risks that may impact the Fund or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed.

The Board, working with management personnel and other service providers, has endeavored to identify the primary risks that confront the Fund. In general, these risks include, among others: (i) investment risks; (ii) credit risks; (iii) liquidity risks; (iv) valuation risks; (v) operational risks; (vi) reputational risks; (vii) regulatory risks; (viii) risks related to potential legislative changes; (ix) the risk of conflicts of interest affecting Voya affiliates in managing the Fund; and (x) cybersecurity risks. The Board has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting the Fund. In addition, many service providers to the Fund have adopted their own policies, procedures, and controls designed to address particular risks to the Fund. The Board and persons retained to render advice and service to the Board periodically review and/or monitor changes to, and developments relating to, the effectiveness of these policies and procedures.

The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from Officers of the Trust, including the CCOs for the Trust and the Adviser and the Trust’s Chief Investment Risk Officer (“CIRO”), and from other service providers. For example, management personnel and the other persons make regular reports and presentations to: (i) the Compliance Committee regarding compliance with regulatory requirements and oversight of cybersecurity practices by the Fund and key service providers; (ii) the Investment Review Committees regarding investment activities and strategies that may pose particular risks; (iii) the Audit Committee with respect to financial reporting controls and internal audit activities; (iv) the Nominating and Governance Committee regarding corporate governance and best practice developments; and (v) the Contracts Committee regarding regulatory and related developments that might impact the retention of service providers to the Trust. The CIRO oversees an Investment Risk Department (“IRD”) that provides an independent source of analysis and research for Board members in connection with their oversight of the investment process and performance of portfolio managers. Among its other duties, the IRD seeks to identify and, where practicable, measure the investment risks being taken by the Fund’s portfolio managers. Although the IRD works closely with management of the Trust in performing its duties, the CIRO is directly accountable to, and maintains an ongoing dialogue with, the Independent Trustees.

Qualifications of the Trustees

The Board believes that each of its Trustees is qualified to serve as a Trustee of the Trust based on its review of the experience, qualifications, attributes, and skills of each Trustee. The Board bases this conclusion on its consideration of various criteria, no one of which is controlling. Among others, the Board has considered the following factors with respect to each Trustee: strong character and high integrity; an ability to review, evaluate, analyze, and discuss information provided; the ability to exercise effective business judgment in protecting shareholder interests while taking into account different points of views; a background in financial, investment, accounting, business, regulatory, or other skills that would be relevant to the performance of a Trustee’s duties; the ability and willingness to commit the time necessary to perform his or her duties; and the ability to work in a collegial manner with other Board members. Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her: experience in the investment management business; related consulting experience; other professional experience; experience serving on the boards of directors/trustees of other public companies; educational background and professional training; prior experience serving on the Board, as well as the boards of other investment companies in the Voya family of funds and/or of other investment companies; and experience as attendees or participants in conferences and seminars that are focused on investment company matters and/or duties that are specific to board members of registered investment companies.

Information indicating certain of the specific experience and qualifications of each Trustee relevant to the Board’s belief that the Trustee should serve in this capacity is provided in the table above that provides information about each Trustee. That table includes, for each Trustee, positions held with the Trust, the length of such service, principal occupations during the past five (5) years, the number of series within the Voya family of funds for which the Trustee serves as a Board member, and certain directorships held during the past five (5) years. Set forth below are certain additional specific experiences, qualifications, attributes, or skills that the Board believes support a conclusion that each Trustee should serve as a Board member in light of the Trust’s business and structure.

Colleen D. Baldwin has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2007. She also has served as the Chairperson of the Trust’s IRC E since January 23, 2014 and, prior to that, as the Chairperson of the Trust’s Nominating and Governance Committee since 2009. Ms. Baldwin is currently an Independent Board Director of DSM/Dentaquest and is currently the Chairperson of its Audit Committee and a member of its Finance/Investment Review Committee. Ms. Baldwin has been President of Glantuam Partners, LLC, a business consulting firm, since 2009. Prior to that, she served in senior positions at the following financial services firms: Chief Operating Officer for Ivy Asset Management, Inc. (2002-2004), a hedge fund manager; Chief Operating Officer and Head of Global Business and Product Development for AIG Global Investment Group (1995-2002), a global investment management firm; Senior Vice President at Bankers Trust Company (1994-1995); and Senior Managing Director at J.P. Morgan & Company (1987-1994). Ms. Baldwin began her career in 1981 at AT&T/Bell Labs as a systems analyst. Ms. Baldwin holds a B.S. from Fordham University and an M.B.A. from Pace University.

John V. Boyer has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2005. He also has served as the Chairperson of the Trust’s Board of Trustees since January 22, 2014 and, prior to that, as the Chairperson of the Trust’s IRC F since 2006. Prior to that, he served as the Chairperson of the Compliance Committee for other funds in the Voya family of funds. Since 2008, Mr. Boyer has been President and CEO of the Bechtler Arts Foundation for which, among his other duties, Mr. Boyer oversees all fiduciary aspects of the Foundation and assists in the oversight of the Foundation’s endowment fund. Previously, he served as President and Chief Executive Officer of the Franklin and Eleanor Roosevelt Institute (2006-2007) and as Executive Director of The Mark Twain House & Museum (1989-2006) where he was responsible for overseeing business operations, including endowment funds. He also served as a board member of certain predecessor mutual funds of the Voya family of funds (1997-2005). Mr. Boyer holds a B.A. from the University of California, Santa Barbara and an M.F.A. from Princeton University.

Patricia W. Chadwick has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2006. She also has served as the Chairperson of the Trust’s IRC F since January 23, 2014 and, prior to that, as the Chairperson of the Trust’s IRC E since 2007. Since 2000, Ms. Chadwick has been the Founder and President of Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy. She also is a director of The Royce Funds (since 2009), Wisconsin Energy Corp. (since 2006), and AMICA Mutual Insurance Company (since 1992). Previously, she served in senior roles at several major financial services firms where her duties included the management of corporate pension funds, endowments, and foundations, as well as management responsibilities for an asset management business. Ms. Chadwick holds a B.A. from Boston University and is a Chartered Financial Analyst.

Peter S. Drotch has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2007. He has also served as the Chairperson of the Trust’s Audit Committee since January 1, 2015. Prior to his retirement in 2000, he was a partner at the accounting firm of PricewaterhouseCoopers LLP, where he was the leader of the firm’s U.S. Investment Management practice group and a member of its global leadership team where he acquired extensive experience with respect to audits and other financial matters relating to registered investment companies. Since his retirement, he also has served on the boards of registered investment companies in other fund complexes (the State Street Research Funds and BlackRock Funds) from 2004 to 2006 and as a consultant with respect to investment company regulatory compliance matters. Mr. Drotch is also a Director of Tufts Health Plan (health insurance), and the University of Connecticut Foundation, Inc. Mr. Drotch holds a B.S. from the University of Connecticut and is a retired Certified Public Accountant.

Martin J. Gavin has been a Trustee of the Trust since August 1, 2015. Mr. Gavin previously served as a Trustee of the Trust from May 21, 2013 until September 12, 2013, and as a board member of other investment companies in the Voya family of funds from 2009 until 2010 and from 2011 until September 12, 2013. Mr. Gavin was the President and Chief Executive Officer of the Connecticut Children’s Medical Center from 2006 to 2015. Prior to his position at Connecticut Children’s Medical Center, Mr. Gavin worked in the insurance and investment industries for more than 27 years. Mr. Gavin served in several senior executive positions with The Phoenix Companies during a 16 year period, including as President of Phoenix Trust Operations, Executive Vice President and Chief Financial Officer of Phoenix Duff & Phelps, a publicly-traded investment management company, and Senior Vice President of Investment Operations at Phoenix Home Life. Mr. Gavin holds a B.A. from the University of Connecticut.

Russell H. Jones has been a Trustee of the Trust since May 21, 2013, and a board member of other investment companies in the Voya family of funds since December 2007. He also has served as the Chairperson of the Trust’s Compliance Committee since January 23, 2014. From 1973 until his retirement in 2008, Mr. Jones served in various positions at Kaman Corporation, an aerospace and industrial distribution manufacturer, including Senior Vice President, Chief Investment Officer and Treasurer, Principal Investor Relations Officer, Principal Public Relations Officer and Corporate Parent Treasurer. Mr. Jones served as an Independent Director and Chair of the Contracts Committee for CIGNA Mutual Funds from 1995 until 2005. Mr. Jones also served as President of the Hartford Area Business Economists from 1986 until 1987. Mr. Jones holds a B.A. from the University of Connecticut and an M.A. from the Hartford Seminary.

Patrick W. Kenny has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2005. He also has served as the Chairperson of the Trust’s Nominating and Governance Committee since January 23, 2014 and, prior to that, as the Chairperson of the Trust’s Compliance Committee since 2006. He previously served as President and Chief Executive Officer (2001-2009) of the International Insurance Society (insurance trade association), Executive Vice President (1998-2001) of Frontier Insurance Group (property and casualty insurance company), Senior Vice President (1995-1998) of SS&C Technologies (software and technology company), Chief Financial Officer (1988-1994) of Aetna Life & Casualty Company (multi-line insurance company), and as Partner (until 1988) of KPMG LLP (accounting firm). Mr. Kenny currently serves (since 2004) on the board of directors of Assured Guaranty Ltd. (provider of financial guaranty insurance) and previously served on the boards of Odyssey Re Holdings Corporation (multi-line reinsurance company) (2006-2009) and of certain predecessor mutual funds of the Voya family of funds (2002-2005). Mr. Kenny holds a B.B.A. from the University of Notre Dame and an M.A. from the University of Missouri and is a Certified Public Accountant.

Shaun P. Mathews has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2007. He also is President and Chief Executive Officer of Voya Investments, LLC (2006 to present). Mr. Mathews previously served as President of Voya Mutual Funds and Investment Products (2004-2006) and several other senior management positions in various aspects of the financial services business.

Joseph E. Obermeyer has been a Trustee of the Trust since May 21, 2013, and a board member of other investment companies in the Voya family of funds since 2003. He also has served as the Chairperson of the Trust’s Joint IRC since January 23, 2014. Mr. Obermeyer is the founder and President of Obermeyer & Associates, Inc., a provider of financial and economic consulting services since 1999. Prior to founding Obermeyer & Associates, Mr. Obermeyer had more than 15 years of experience in accounting, including serving as a Senior Manager at Arthur Andersen LLP from 1995 until 1999. Previously, Mr. Obermeyer served as a Senior Manager at Coopers & Lybrand LLP from 1993 until 1995, as a Manager at Price Waterhouse from 1988 until 1993, Second Vice President from 1985 until 1988 at Smith Barney, and as a consultant with Arthur Andersen & Co. from 1984 until 1985. Mr. Obermeyer holds a B.A. in Business Administration from the University of Cincinnati, an M.B.A. from Indiana University, and post graduate certificates from the University of Tilburg and INSEAD.

Sheryl K. Pressler has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2006. She also has served as the Chairperson of the Trust’s Contracts Committee since 2007. Ms. Pressler has served as a consultant on financial matters since 2001. Previously, she held various senior positions involving financial services, including as Chief Executive Officer (2000-2001) of Lend Lease Real Estate Investments, Inc. (real estate investment management and mortgage servicing firm), Chief Investment Officer (1994-2000) of California Public Employees’ Retirement System (state pension fund), Director of Stillwater Mining Company (May 2002 — May 2013), and Director of Retirement Funds Management (1981-1994) of McDonnell Douglas Corporation (aircraft manufacturer). Ms. Pressler holds a B.A. from Webster University and an M.B.A. from Washington University.

Christopher P. Sullivan has been a Trustee of the Trust since October 1, 2015. He retired from Fidelity Management & Research in October 2012, following three years as first the President of the Bond Group and then the Head of Institutional Fixed Income. Previously, Mr. Sullivan served as Managing Director and Co-Head of U.S. Fixed Income at Goldman Sachs Asset Management (2001-2009) and prior to that, Senior Vice President at PIMCO (1997-2001). He currently serves as a Director of Rimrock Funds (since 2013), a fixed income hedge fund. He is also a Senior Advisor to Asset Grade (since 2013), a private wealth management firm, and serves as a Trustee of the Overlook Foundation, a foundation that supports Overlook Hospital in Summit, New Jersey. In addition to his undergraduate degree from the University of Chicago, Mr. Sullivan holds an M.A. degree from the University of California at Los Angeles and is a Chartered Financial Analyst.

Roger B. Vincent has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 1994. He also has served as the Chairperson of the Trust’s Board of Trustees from 2007 — January 21, 2014 and, prior to that, as the Chairperson of the Trust’s Contracts Committee and the IRC E. Mr. Vincent retired as President of Springwell Corporation (a corporate finance firm) in 2011 where he had worked since 1989. He is a Director of UGI Corporation and UGI Utilities, Inc. (since 2006). He previously worked for 20 years at Bankers Trust Company where he was a Managing Director and a member of the bank’s senior executive partnership. He also previously served as a Director of AmeriGas Partners, L.P. (1998-2006), Tatham Offshore, Inc. (1996-2000), and Petrolane, Inc. (1993-1995), and as a board member of certain predecessor funds of the Voya family of funds (1993-2002). Mr. Vincent is a member of the board of the Mutual Fund Directors Forum and a past Director of the National Association of Corporate Directors. Mr. Vincent holds a B.S. from Yale University and an M.B.A. from Harvard University.

Trustee Ownership of Securities

In order to further align the interests of the Independent Trustees with shareholders, it is the policy of the Board for Independent Trustees to own, beneficially, shares of one or more funds in the Voya family of funds at all times (“Ownership Policy”). For this purpose, beneficial ownership of shares of a Voya fund include, in addition to direct ownership of Voya fund shares, ownership of a variable contract whose proceeds are invested in a Voya fund within the Voya family of funds, as well as deferred compensation payments under the Board’s deferred compensation arrangements pursuant to which the future value of such payments is based on the notional value of designated funds within the Voya family of funds.

The Ownership Policy requires the initial value of investments in the Voya family of funds that are directly or indirectly owned by the Trustees to equal or exceed the annual retainer fee for Board services (excluding any annual retainers for service as chairpersons of the Board or its committees or as members of committees), as such retainer shall be adjusted from time to time.

The Amended Ownership Policy provides that existing Trustees shall have a reasonable amount of time from the date of any recent or future increase in the minimum ownership requirements in order to satisfy the minimum share ownership requirements. In addition, the Amended Ownership Policy provides that a new Trustee shall satisfy the minimum share ownership requirements within a reasonable time of becoming a Trustee. For purposes of the Amended Ownership Policy, a reasonable period of time will be deemed to be, as applicable, no more than three years after a Trustee has assumed that position with the Voya family of funds or no more than one year after an increase in the minimum share ownership requirement due to changes in annual Board retainer fees. A decline in value of any fund investments will not cause a Trustee to have to make any additional investments under this Policy.

Investment in mutual funds of the Voya family of funds by the Trustees pursuant to this Ownership Policy are subject to: (i) policies, applied by the mutual funds of the Voya family of funds to other similar investors, that are designed to prevent inappropriate market timing trading practices; and (ii) any provisions of the Code of Ethics for the Voya family of funds that otherwise apply to the Trustees.

Trustees’ Fund Equity Ownership Positions

The following table sets forth information regarding each Trustee’s beneficial ownership of equity securities of the Fund and the aggregate holdings of shares of equity securities of all the funds in the Voya family of funds for the calendar year ended December 31, 2016.

“N/A” in the table indicates that, as the Fund was not in operation during the calendar year ended December 31, 2016, no Trustee held any equity securities of the Fund during that time. Prior to the consummation of the Reorganization, the Predecessor Fund was a series of Predecessor Trust which was overseen by a separate board of trustees.

Dollar Range of Equity Securities in the Fund as of December 31, 2016
Fund	Colleen D. Baldwin	John V. Boyer	Patricia W. Chadwick	Peter S. Drotch	Martin J. Gavin	Russell H. Jones
Voya CBRE Long/Short Fund	N/A	N/A	N/A	N/A	N/A	N/A

Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Voya family of funds	Over $100,000(1)	Over $100,000 Over $100,000(1)	Over $100,000	Over $100,000	Over $100,000(1)	Over $100,000(1)

Dollar Range of Equity Securities in the Fund as of December 31, 2016
Fund	Patrick W. Kenny	Shaun P. Mathews	Joseph E. Obermeyer	Sheryl K. Pressler	Christopher P. Sullivan	Roger B. Vincent
Voya CBRE Long/Short Fund	N/A	N/A	N/A	N/A	N/A	N/A

Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Voya family of funds	Over $100,000 Over $100,000(1)	Over $100,000 Over $100,000(1)	Over $100,000(1)	Over $100,000(1)	None	Over $100,000

(1)             Includes the value of shares in which a Trustee has an indirect interest through a deferred compensation plan and/or a 401(K) plan.

Independent Trustee Ownership of Securities of the Adviser, Underwriter, and their Affiliates

The following table sets forth information regarding each Independent Trustee’s (and his/her immediate family members) share ownership, beneficially or of record, in securities of the Fund’s Adviser or Principal Underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the Adviser or Principal Underwriter of the Fund (not including registered investment companies) as of December 31, 2016. “N/A” in the table indicates that, as the Fund was not in operation during the calendar year ended December 31, 2016, no Independent Trustee (or his/her immediate family members) held shares in securities of the Fund’s Adviser or Principal Underwriter, or in an entity controlling, controlled by or under common control with the Adviser or Principal Underwriter of the Fund as of December 31, 2016. Prior to consummation of the Reorganization, the Predecessor Fund was a series of Predecessor Trust which was overseen by a separate board of trustees.

Name of Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percentage of Class
Colleen D. Baldwin	N/A	N/A	N/A	N/A	N/A
John V. Boyer	N/A	N/A	N/A	N/A	N/A
Patricia W. Chadwick	N/A	N/A	N/A	N/A	N/A
Peter S. Drotch	N/A	N/A	N/A	N/A	N/A
Marin J. Gavin	N/A	N/A	N/A	N/A	N/A
Russell H. Jones	N/A	N/A	N/A	N/A	N/A
Patrick W. Kenny	N/A	N/A	N/A	N/A	N/A
Joseph Obermeyer	N/A	N/A	N/A	N/A	N/A
Sheryl K. Pressler	N/A	N/A	N/A	N/A	N/A
Christopher P. Sullivan	N/A	N/A	N/A	N/A	N/A
Roger B. Vincent	N/A	N/A	N/A	N/A	N/A

Trustee Compensation

Each Trustee is reimbursed for reasonable expenses incurred in connection with each meeting of the Board or any of its Committee meetings attended. Each Independent Trustee is compensated for his or her services, on a quarterly basis, according to a fee schedule adopted by the Board. The Board may from time to time designate other meetings as subject to compensation.

The Fund pays each Trustee who is not an interested person of the Fund his or her pro rata share, as described below, of: (i) an annual retainer of $250,000; (ii) Mr. Boyer, as the Chairperson of the Board, receives an additional annual retainer of $100,000; (iii) Mses. Baldwin, Chadwick, and Pressler and Messrs. Drotch, Jones, Kenny, and Obermeyer as the Chairpersons of Committees of the Board, each receive an additional annual retainer of $30,000, $30,000, $65,000, $30,000, $30,000, $30,000, and $30,000, respectively; (iv) $10,000 per attendance at any of the regularly scheduled meetings (four (4) quarterly meetings, two (2) auxiliary meetings, and two (2) annual contract review meetings); and (v) out-of-pocket expenses. The Board at its discretion may from time to time designate other special meetings as subject to an attendance fee in the amount of $5,000 for in-person meetings and $2,500 for special telephonic meetings.

The pro rata share paid by the Fund is based on the Fund’s average net assets as a percentage of the average net assets of all the funds managed by the adviser or its affiliate for which the Trustees serve in common as Trustees.

Future Compensation Payment

Certain future payment arrangements apply to certain Trustees. More particularly, each non-interested Trustee, with the exception of Messrs.  Jones and Obermeyer, who was a Trustee on or before May 9, 2007, and who will have served as a non-interested Trustee for five or more years for one or more funds in the Voya family of funds is entitled to a future payment (“Future Payment”), if such Trustee:  (i) retires in accordance with the Board’s retirement policy; (ii) dies; or (iii) becomes disabled.  The Future Payment shall be made promptly to, as applicable, the Trustee or the Trustee’s estate, in an amount equal to two (2) times the annual compensation payable to such Trustee, as in effect at the time of his or her retirement, death or disability if the Trustee had served as Trustee for at least five years as of May 9, 2007, or in a lesser amount calculated based on the proportion of time served by such Trustee (as compared to five years) as of May 9, 2007.  The annual compensation determination shall be based upon the annual Board membership retainer fee in effect at the time of that Trustee’s retirement, death or disability (but not any separate annual retainer fees for chairpersons of committees and of the Board), provided that the annual compensation used for this purpose shall not exceed the annual retainer fees as of May 9, 2007.  This amount shall be paid by the Voya fund or Voya funds on whose Board the Trustee was serving at the time of his or her retirement, death, or disability.  Each applicable Trustee may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments.

Compensation Table

The following table sets forth information provided by the Fund’s Adviser regarding estimated future compensation to be paid to the Trustees of the Fund for the fiscal year ended October 31, 2017 and actual compensation paid by other funds managed by the Adviser and its affiliates for the fiscal year ending October 31, 2016. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other funds managed by the Adviser or its affiliates. Prior to the consummation of the Reorganization, the Predecessor Fund was a series of Predecessor Trust which was overseen by a separate board of trustees.

	Aggregate Compensation
Fund	Colleen D. Baldwin	John V. Boyer	Patricia W. Chadwick	Albert E. DePrince, Jr.(1)	Peter S. Drotch	Martin J. Gavin
Voya CBRE Long/Short Fund	$1,050.94	$1,251.11	$1,050.94	$285.97	$1,036.64	$965.15
Pension or Retirement Benefits Accrued as Part of Fund Expenses	N/A	N/A	N/A	N/A	N/A	N/A
Estimated Annual Benefits Upon Retirement	N/A	N/A	N/A	N/A	N/A	N/A
Total Compensation from the Fund and the Voya family of funds Paid to Trustees(2)	$367,500.00	$437,500.00	$367,500.00	$100,000.00	$362,500.00	$337,500.00

	Aggregate Compensation
Fund	Russell H. Jones	Patrick W. Kenny	Joseph E. Obermeyer	Sheryl K. Pressler	Christopher P. Sullivan	Roger B. Vincent
Voya CBRE Long/Short Fund	$1,036.64	$1,029.49	$1,050.94	$1,151.03	$958.00	$965.15
Pension or Retirement Benefits Accrued as Part of Fund Expenses	N/A	N/A	N/A	N/A	N/A	N/A
Estimated Annual Benefits Upon Retirement	N/A	N/A	N/A	N/A	N/A	N/A
Total Compensation from the Fund and the Voya family of funds Paid to Trustees(2)	$362,500.00	$360,000.00	$367,500.00	$402,500.00	$335,000.00	$337,500.00

(1)                  Dr. DePrince retired as a Trustee effective December 31, 2015.

(2)                  During the fiscal year ended October 31, 2016, Ms. Baldwin, Mr. Boyer, Mr. Gavin, Mr. Jones, Mr. Kenny, Mr. Obermeyer, and Ms. Pressler deferred $12,500, $20,000, $168,750, $150,000, $90,000, $36,750, and $45,000, respectively, of their compensation from the Voya family of funds.

CODE OF ETHICS

The Fund, the Adviser, the Sub-Adviser, and the Distributor have adopted a code of ethics (“Code of Ethics”) governing personal trading activities of all Trustees, Officers of the Trust and persons who, in connection with their regular functions, play a role in the recommendation of or obtain information pertaining to any purchase or sale of a security by the Fund. The Code of Ethics is intended to prohibit fraud against a Fund that may arise from the personal trading of securities that may be purchased or held by that Fund or of the Fund’s shares. The Code of Ethics prohibits short-term trading of a Fund’s shares by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however, such persons are generally required to pre-clear all security transactions with the Fund’s Adviser or its affiliates and to report all transactions on a regular basis.

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may have a significant impact on matters submitted to a shareholder vote.

Trustee and Officer Holdings

Because the Fund has not commenced operations as of the date of this SAI, the Trustees and officers of the Trust as a group own no securities of the Fund.

Principal Shareholders

Because the Fund has not commenced operations as of the date of this SAI, no person owned beneficially or of-record 5% or more of the outstanding shares of any class of the Fund or 5% or more of the outstanding shares of the Fund.

PROXY VOTING PROCEDURES AND GUIDELINES

The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Fund’s portfolio securities. The proxy voting procedures and guidelines delegate to the Adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the Adviser, the Board has also approved the Adviser’s proxy voting procedures, which require the Adviser to vote proxies in accordance with the Fund’s proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In addition, the Compliance Committee oversees the implementation of the Fund’s proxy voting procedures and guidelines. A copy of the proxy voting procedures and guidelines of the Fund, including procedures of the Adviser, is attached hereto as Appendix B. No later than August 31st of each year, information regarding how the Fund voted proxies relating to portfolio securities for the one-year period ending June 30th is available online without charge at www.voyainvestments.com or by accessing the SEC’s EDGAR database at www.sec.gov.

ADVISER

The investment adviser for the Fund is Voya Investments, LLC (“Voya Investments” or “Adviser”). The Adviser, subject to the authority of the Board, has the overall responsibility for the management of the Fund’s portfolio.

The Adviser is registered with the SEC as an investment adviser and serves as an investment adviser to registered investment companies (or series thereof). The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. Voya Financial, Inc. is a U.S.-based financial institution with subsidiaries operating in the retirement, investment, and insurance industries.

Investment Management Agreement

The Adviser serves pursuant to an Investment Management Agreement between the Adviser and the Trust on behalf of the Fund. Under the Investment Management Agreement, the Adviser oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Fund. In addition, the Adviser provides administrative services reasonably necessary for the operation of the Fund. The Adviser has delegated certain management responsibilities to one or more Sub-Advisers.

Investment Management Services

Among other things, the Adviser (i) provides general investment advice and guidance with respect to the Fund and provides advice and guidance to the Fund’s Board; (ii) provides the Board with any periodic or special reviews or reporting it requests, including any reports regarding a Sub-Adviser and its investment performance; (iii) oversees management of the Fund’s investments and portfolio composition including supervising any Sub-Adviser with respect to the services that such Sub-Adviser provides; (iv) makes available its officers and employees to the Board and officers of the Trust; (v) designates and compensates from its own resources such personnel as the Adviser may consider necessary or appropriate to the performance of its services hereunder; (vi) periodically monitors and evaluates the performance of any Sub-Adviser with respect to the investment objectives and policies of the Fund and performs periodic detailed analysis and review of the Sub-Adviser’s investment performance; (vii) reviews, considers and reports on any changes in the personnel of the Sub-Adviser responsible for performing the Sub-Adviser’s obligations or any changes in the ownership or senior management of the Sub-Adviser; (viii) performs periodic in-person or telephonic diligence meetings with the Sub-Adviser; (ix) assists the Board and management of the Fund in developing and reviewing information with respect to the initial and subsequent annual approval of the Sub-Advisory Agreement; (x) monitors the Sub-Adviser for compliance with the investment objective or objectives, policies and restrictions of the Fund, the 1940 Act, Subchapter M of the Code, and, if applicable, regulations under these provisions, and other applicable law; (xi) if appropriate, analyzes and recommends for consideration by the Board termination of a contract with a Sub-Adviser; (xii) identifies potential successors to or replacements of a Sub-Adviser or potential additional Sub-Adviser, performs appropriate due diligence, and develops and presents recommendations to the Board; and (xiii) is authorized to exercise full investment discretion and make all determinations with respect to the day-to-day investment of a Fund’s assets and the purchase and sale of portfolio securities for one or more Funds in the event that at any time no sub-adviser is engaged to manage the assets of such Fund.

In addition, the Adviser acts as a liaison among the various service providers to the Fund, including, among others, the custodian and portfolio accounting agent. The Adviser also reviews the Fund for compliance with applicable legal requirements and monitors the Sub-Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Fund.

Limitation of Liability

The Adviser is not subject to liability to the Fund for any act or omission in the course of, or in connection with, rendering services under the Investment Management Agreement, except by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Investment Management Agreement.

Continuation and Termination of the Investment Management Agreement

After an initial term of two years, the Investment Management Agreement continues in effect from year to year with respect to the Fund so long as such continuance is specifically approved at least annually by: (i) the Board of Trustees; or (ii) the vote of a “majority” of a Fund’s outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act); and provided that such continuance is also approved by a vote of at least a majority of the Independent Trustees who are not parties to the agreement by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Management Agreement may be terminated as to a particular Fund at any time without penalty by (i) the vote of the Board; (ii) the vote of a majority of the Fund’s outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act) of that Fund; or (iii) the Adviser, on sixty (60) days’ prior written notice to the other party. The notice provided for herein may be waived by either party, as a single class, or upon notice given by the Adviser. The Investment Management Agreement will terminate automatically in the event of its “assignment” (as defined in Section 2(a)(4) of the 1940 Act).

Management Fees

The Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including executive salaries and expenses of the Trustees and officers of the Trust who are employees of the Adviser or its affiliates, except the CCO and the CIRO. The Adviser pays the fees of the Sub-Adviser.

As compensation for its services, the Fund pays the Adviser, expressed as an annual rate, a fee equal to the following as a percentage of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Fund	Annual Management Fee
Voya CBRE Long/Short Fund	1.35% of the Fund’s average daily net assets.

The Predecessor Fund paid its investment adviser, CBRE Clarion Securities LLC (“CBRE Clarion”), a fee calculated daily and paid monthly, at an annual rate of 1.25% based on the average daily net assets of the Predecessor Fund.

Total Investment Management Fees Paid by the Fund

Because the Fund has not commenced operations as of the date of this SAI, it has not paid any investment management fees to the Adviser or its affiliates. The Predecessor Fund paid the amounts presented below to its investment adviser, CBRE Clarion Securities LLC, during the past three fiscal years.

	October 31,
Fund	2016	2015	2014
Voya CBRE Long/Short Fund	$7,926,473	$9,751,235	$8,259,083

Predecessor Fund Administrator

SEI Investments Global Funds Services served as the Predecessor Fund administrator (the “Predecessor Fund Administrator”). The Predecessor Trust and the Predecessor Fund Administrator entered into an administration agreement that provided the Predecessor Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For its services under the administration agreement, the Predecessor Fund Administrator was paid a fee, which varied based on the average daily net assets of the Predecessor Fund, subject to certain minimums. During the past three fiscal years, the Predecessor Fund paid the following administrative fees to the Predecessor Fund Administrator.

	2016	2015	2014
Voya CBRE Long/Short Fund	$657,237	$767,539	$678,586

EXPENSES

The Fund’s assets may decrease or increase during its fiscal year and the Fund’s operating expense ratios may correspondingly increase or decrease.

In addition to the management fee and other fees described previously, the Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Trustees who are not affiliated with the Adviser.

Certain expenses of the Fund are generally allocated to the Fund, and each class of the Fund, in proportion to its pro rata average net assets, provided that expenses that are specific to a class of a Fund may be charged directly to that class in accordance with the Trust’s Multiple Class Plan(s) pursuant to Rule 18f-3. However, any Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.

Certain operating expenses shared by several Funds are generally allocated amongst those Funds based on average net assets.

In addition to payments made to the Adviser, Distributor, and other service providers (including the custodian, independent registered public accounting firm, legal counsel, and transfer agent and dividend paying agent), the Fund may pay service fees to intermediaries such as brokers, financial planners or advisers, banks, and insurance companies, including affiliates of the Adviser, for administration, recordkeeping, and other shareholder services associated with investors whose shares are held of record in omnibus accounts. These financial intermediaries may (though they will not necessarily) provide services including, among other things: processing and mailing trade confirmations; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. These additional fees paid by the Fund to intermediaries may take two forms: (i) basis point payments on net assets; and/or (ii) fixed dollar amount payments per shareholder account. These may include payments for 401(K) sub-accounting services, networking fees, and omnibus account servicing fees.

EXPENSE LIMITATIONS

As described in the Prospectus, the Adviser, Distributor, and/or Sub-Adviser may have entered into one or more expense limitation agreements with the Fund pursuant to which they have agreed to waive or limit their fees. In connection with such an agreement, the Adviser, Distributor, or Sub-Adviser, as applicable, will assume expenses (excluding certain expenses as discussed below) so that the total annual ordinary operating expenses of a Fund do not exceed the amount specified in that Fund’s Prospectus.

Exclusions

Expense limitations do not extend to interest, taxes, other investment-related costs, leverage expenses (as defined below), extraordinary expenses such as litigation and expenses of the CCO and CIRO, other expenses not incurred in the ordinary course of the Fund’s business, and expenses of any counsel or other persons or services retained by the Independent Trustees. Leverage expenses shall mean fees, costs, and expenses incurred in connection with a Fund’s use of leverage (including, without limitation, expenses incurred by a Fund in creating, establishing, and maintaining leverage through borrowings or the issuance of preferred shares). Acquired Fund Fees and Expenses are not covered by any expense limitation agreement. Pursuant to the Fund's current expense limitation agreement, if an expense limitation is subject to recoupment (as indicated in the Prospectus), amounts waived or reimbursed pursuant to these limitations are subject to possible recoupment by the Adviser, Distributor, or Sub-Adviser, as applicable, within 36 months of the waiver or reimbursement, subject to the expense limitation in effect at the time of such waiver or reimbursement or at the time of recoupment, whichever is lower. The Adviser, Distributor, or Sub-Adviser, as applicable, will only be reimbursed for the fees waived or expenses assumed after the effective date of the expense limitation.

NET FUND FEES WAIVED AND/OR REIMBURSED

Because the Fund has not commenced operations as of the date of this SAI, there were no net fund expenses reimbursed, waived, and any recoupment, if applicable, by the Adviser, Administrator and Distributor for the last three fiscal years.  Amounts presented below are the net fund expenses reimbursed, waived, and any recoupment, if applicable, by the adviser, administrator and distributor to the Predecessor Fund for the last three fiscal years.

	October 31,
Fund	2016	2015	2014
Voya CBRE Long/Short Fund	$0.00	$0.00	$0.00

SUB-ADVISER

The Adviser has engaged the services of one or more Sub-Advisers to provide sub-advisory services to the Fund and, pursuant to a Sub-Advisory Agreement, has delegated certain management responsibilities to a Sub-Adviser. The Adviser monitors and evaluates the performance of any Sub-Adviser.

A Sub-Adviser provides, subject to the supervision of the Board and the Adviser, a continuous investment program for the Fund and determines the composition of the assets of the Fund, including determination of the purchase, retention, or sale of the securities, cash and other investments for the Fund, in accordance with the Fund’s investment objectives, policies and restrictions and applicable laws and regulations.

Limitation of Liability

A Sub-Adviser is not subject to liability to a Fund for any act or omission in the course of, or in connection with, rendering services under the Sub-Advisory Agreement, except by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

Continuation and Termination of the Sub-Advisory Agreement

After an initial term of two years, the Sub-Advisory Agreement continues in effect from year-to-year so long as such continuance is specifically approved at least annually by: (i) the Board; or (ii) the vote of a majority of the Fund’s outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act); provided, that the continuance is also approved by a majority of the Independent Trustees who are not parties to the agreement by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Sub-Advisory Agreement may be terminated as to a particular Fund without penalty upon sixty (60) days’ written notice by: (i) the Board; (ii) the majority vote of the outstanding voting securities of the relevant Fund; (iii) the Adviser; or (iv) the Sub-Adviser upon 60-90 days’ written notice, depending on the terms of the Sub-Advisory Agreement. The Sub-Advisory Agreement terminates automatically in the event of its assignment or in the event of the termination of the Investment Management Agreement.

Sub-Advisory Fees

The Sub-Adviser receives compensation from the Adviser at the annual rate of a specified percentage of the Fund’s average daily net assets, as indicated below. The fee is accrued daily and paid monthly. The Sub-Adviser pays all of its expenses arising from the performance of its obligations under the Sub-Advisory Agreement.

Fund	Sub-Adviser	Annual Sub-Advisory Fee
Voya CBRE Long/Short Fund	CBRE Clarion Securities LLC (“CBRE Clarion”)	0.625% of the Fund’s average daily net assets.

The Predecessor Fund was not sub-advised and as a result CBRE Clarion paid no sub-advisory fees.

Portfolio Management

Voya CBRE Long/Short Fund

Sub-Advised by CBRE Clarion

Other Accounts Managed

The following table sets forth the number of accounts and total assets in the accounts managed by each portfolio manager as of October 31, 2016:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Steven D. Burton, CFA	10	$7,859,557,039	19	$2,960,960,372	47(1)	$4,238,946,145

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
T. Ritson Ferguson, CFA	14	$9,791,743,027	26	$3,352,535,040	61(1)	$5,409,013,156
Joseph P. Smith, CFA	12	$9,756,558,169	21	$3,045,052,222	60(1)	$5,061,928,897

(1)             Eight of these accounts with total assets of $1,935,409,542 have performance-based advisory fees.

Potential Material Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of a portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by a portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease while the Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

CBRE Clarion recognizes the duty of loyalty it owes to its client and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the firm’s diverse client base. Such policies and procedures include, are not limited to: (i) investment process, portfolio management, and trade allocation procedures; (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the firm’s employees (contained in the Code of Ethics).

Compensation

In principal, portfolio manager compensation is not based on the performance of any particular account, including the Fund, nor is compensation based on the level of Fund assets.

Compensation for each portfolio manager other than Mr. Ferguson is structured as follows:

Base Salary — Each portfolio manager receives a base salary. Base salaries have been established at a competitive market level and are set forth in the portfolio manager’s employment agreement. An annual adjustment is made based on changes in the consumer price index. Base salaries are to be reviewed periodically by the CBRE Clarion Compensation Committee (“Compensation Committee”) and its Board of Directors, but adjustments are expected to be relatively infrequent.

Bonus — Portfolio manager bonuses are drawn from an incentive compensation pool into which a significant percentage of the firm’s pre-tax profits is set aside. Incentive compensation allocations are determined by the Compensation Committee based on a variety of factors, including the performance of particular investment strategies. To avoid the pitfalls of relying solely on a rigid performance format, however, incentive compensation decisions also take into account other important factors, such as the portfolio manager’s contribution to the team, firm, and overall investment process. Each of the portfolio managers is a member of the Compensation Committee. Incentive compensation allocations are reported to the Board of Directors, but the Board’s approval is not required.

Deferred Compensation — CBRE Clarion requires deferral of a percentage of incentive compensation exceeding a certain threshold in respect of a single fiscal year. The Compensation Committee may, in its discretion, require the deferral of additional amounts. Such deferred amounts are subject to the terms of a Deferred Bonus Plan adopted by the Board of Directors. The purpose of the Deferred Bonus Plan is to foster the retention of key employees, to focus plan participants on value creation and growth and to encourage continued cooperation among key employees in providing services to CBRE Clarion’s clients. The value of deferred bonus amounts is tied to the performance of CBRE Clarion investment funds chosen by the Compensation Committee; provided, that the Compensation Committee may elect to leave a portion of the assets uninvested. Deferred compensation vests incrementally, one-third after 2 years, 3 years and 4 years. The Deferred Bonus Plan provides for forfeiture upon voluntary termination of employment, termination for cause or conduct detrimental to the firm.

Profit Participation — Each of the portfolio managers is a principal and owns shares of the firm. The firm distributes its income to its owners each year, so each portfolio manager receives income distributions corresponding to his ownership share. Ownership is structured so that the firm’s principals receive an increasing share of the firm’s profit over time. In addition, a principal may forfeit a portion of his ownership if he resigns voluntarily.

Other Compensation — Portfolio managers may also participate in benefit plans and programs available generally to all employees, such as CBRE Group Inc.’s 401(k) plan.

As the Chief Executive Officer of CBRE Global Investors, Mr. Ferguson’s compensation differs to some degree from the other portfolio managers, although it is comprised of similar elements:

Base Salary — Mr. Ferguson’s base salary has been established and approved by the Compensation Committee of the Board of Directors of CBRE Group, Inc. (the “Committee”). (CBRE Group, Inc. is the majority owner of CBRE Clarion). Base salary is intended to provide a minimum level of fixed compensation necessary to attract and retain senior executives. It is set at a level that recognizes the skills, experience, leadership and individual contribution of each executive, as well as the scope and complexity of the executive’s role, including due consideration given to appropriate comparator group benchmarking. Base salaries are generally reviewed by the Committee annually during the first quarter, but may also be reviewed at other times if an executive officer’s responsibilities have materially changed or other special circumstances so warrant.

Annual Performance Award (Bonus) — The Committee grants annual performance awards to executives under the Executive Incentive Plan (“EIP”), which has been approved by CBRE Group Inc.’s stockholders. The EIP is an incentive plan that permits executives to earn performance awards up to an individual cap based on a percentage of CBRE Group Inc.’s adjusted Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”) for the relevant performance period. Within the framework of the EIP, the Committee uses the Executive Bonus Plan (“EBP”) to establish target and maximum awards and determine actual payouts. Accordingly, the Committee has approved a target award for Mr. Ferguson tied to achievement of financial and strategic performance metrics. The financial performance measure used to determine a significant portion of each executive’s earned award is adjusted EBITDA measured at the global level and, for each business unit, measured at the business unit level. For Mr. Ferguson, the relevant business units are CBRE Global Investors and Trammell Crow Company. Strategic performance measures are more qualitative in nature and subjective in measurement, enabling the Committee to influence management performance against strategies beyond near-term financial measures to include certain strategic measures such as the quality of earnings, the positioning of the business for the future and the mitigation of risk. Actual cash incentive awards earned can range from zero to 200% of the target. The EBP provides CBRE Group Inc.’s CEO with the opportunity to recommend to the Committee a supplemental and discretionary bonus award to other executives in cases of exceptional and exceedingly deserving circumstances. The amount of the such an award is determined in the CEO’s sole discretion, but subject to ratification by the Committee.

Long-Term Incentives — CBRE Group Inc. uses equity compensation as a long-term incentive to create alignment with stockholders, to reward achievement of multi-year financial objectives, and as a retention tool for top executives that have the most direct impact on corporate results. The link to performance in long-term incentive grants is prospective in nature. For example, equity grants encourage executives to not only contribute to the creation of additional stockholder value, but also to help maintain and preserve existing stockholder value — because the executives share that value through their equity. Equity grants are subject to multi-year vesting schedules, which helps the company retain key talent. In 2016, Mr. Ferguson received an initial grant of restricted stock units of CBRE Group, Inc. One-quarter of the award was immediately vested, with the remainder subject to annual vesting on December 31, 2016, 2017 and 2018. The Committee has also established an annual equity award target for Mr. Ferguson, subject to a mix of time- and performance-based vesting conditions. To the extent that performance objectives are met, a portion of the target annual long-term incentive award value will be awarded as a mix of “time vesting” and “performance vesting” awards.

CBRE Clarion Profit Participation — Mr. Ferguson remains a principal and owns shares of CBRE Clarion. CBRE Clarion distributes its income to its owners each year, and Mr. Ferguson receives income distributions corresponding to his ownership share. Ownership is structured so that the firm’s principals receive an increasing share of the firm’s profit over time. In addition, a principal may forfeit a portion of his ownership if he resigns voluntarily.

Ownership of Securities

The Fund has not commenced operations as of the date of this SAI. The following table shows the dollar range of equity securities of the Predecessor Fund beneficially owned by each portfolio manager as of October 31, 2016, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans:

Voya CBRE Long/Short Fund

Portfolio Manager	Dollar Range of Predecessor Fund Shares Owned
Steven D. Burton, CFA	None
T. Ritson Ferguson, CFA	Over $1,000,000
Joseph P. Smith, CFA	$500,001-$1,000,000

PRINCIPAL UNDERWRITER

Pursuant to the Distribution Agreement (“Distribution Agreement”), Voya Investments Distributor, LLC (the “Distributor”), an indirect, wholly-owned subsidiary of Voya Financial, Inc., serves as principal underwriter and distributor for the Fund. The Distributor’s principal offices are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034. Shares of the Fund are offered on a continuous basis. As principal underwriter, the Distributor has agreed to use its best efforts to distribute the shares of the Fund, although it is not obligated to sell any particular amount of shares.

The Distributor is responsible for all of its expenses in providing services pursuant to the Distribution Agreement, including the costs of printing and distributing prospectuses and SAIs for prospective shareholders and such other sales literature, reports, forms, advertising, and any other marketing efforts by the Distributor in connection with the distribution or sale of the shares. The Distributor does not receive compensation for providing services under the Distribution Agreement, but may be compensated or reimbursed for all or a portion of such expenses to the extent permitted under a Rule 12b-1 Plan.

The Distribution Agreement may be continued from year to year if approved annually by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund and by a vote of a majority of the Trustees who are not “interested persons” of the Distributor, or the Trust or parties to the Distribution Agreement, appearing in person at a meeting called for the purpose of approving such Agreement.

The Distribution Agreement terminates automatically upon assignment, and may be terminated at any time on sixty (60) days’ written notice by the Trustees or the Distributor or by vote of a majority of the outstanding voting securities of the Fund without the payment of any penalty.

Commissions and Compensation Received by the Principal Underwriter

The Fund has not commenced operations as of the date of this SAI. Therefore, no commissions or other compensation were received by the Principal Underwriter.

Sales Commissions and Dealer Reallowances — Class A Shares

In connection with the sale of Class A shares of the Fund, the Distributor may pay authorized dealers of record a sales commission as a percentage of the purchase price. At the discretion of the Distributor, all sales charges may at times be re-allowed to an authorized dealer. If 90% or more of the sales commission is re-allowed, such authorized dealer may be deemed to be an “underwriter” as that term is defined under the 1933 Act. The sales charge retained by the Distributor and the commissions re-allowed to selling dealers are not a Fund expense and have no effect on a Fund’s NAV.

In connection with the sale of Class A shares, the Distributor will re-allow to authorized dealers of record from the sales charge on such sales the following amounts:

Dealers’ Reallowance as a Percentage of Offering Price
Amount of Transaction	Class A
$0 to $49,999	4.75%
$50,000 to $99,999	4.00%
$100,000 to $249,999	3.00%
$250,000 to $499,999	2.25%
$500,000 to $999,999	2.00%
$1 million and over	See below

The Distributor may pay to authorized dealers out of its own assets commissions on shares sold in Class A shares, at NAV, which at the time of investment would have been subject to the imposition of a CDSC if redeemed. There is no sales charge on purchases of $1,000,000 or more of Class A shares. However, such purchases may be subject to a CDSC, as disclosed in the Prospectus. The Distributor will pay authorized dealers of record commissions at the rate of 1.00% on purchases of $1,000,000 or more of Class A shares that are subject to a CDSC.

Also, the Distributor will pay, out of its own assets, a commission of 1.00% of the amount invested for purchases of Class A shares of less than $1 million by qualified retirement plans with 50 or more participants. In connection with qualified retirement plans that invest $1 million or more in Class A shares of a Fund, the Distributor will pay dealer compensation of 1.00% of the purchase price of the shares to the dealer from its own resources at the time of the initial investment.

Sales Charges Received by the Distributor

The Fund has not commenced operations as of the date of this SAI. Therefore, no sales charges were received by the Principal Underwriter. The Predecessor Fund did not charge sales charges and as a result no information is provided regarding the sale charges received by the Predecessor Fund’s distributor.

Payments to Financial Intermediaries

The Adviser or the Distributor, out of its own resources and without additional cost to a Fund or its shareholders, may provide additional cash or non-cash compensation to financial intermediaries selling shares of a Fund, including affiliates of the Adviser and the Distributor. These amounts are in addition to the distribution payments made by a Fund under any distribution agreements. “Financial intermediary” includes any broker, dealer, bank (including bank trust departments), insurance company, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administrative and shareholder servicing or similar agreement with the Distributor or Adviser.

The benefits to the Distributor and the Adviser include, among other things, entry into or increased visibility in the financial intermediary’s sales system, participation by the financial intermediary in the Distributor’s marketing efforts (such as helping facilitate or providing financial assistance for conferences, seminars or other programs at which Voya personnel may make presentations on the Voya funds to the intermediary’s sales force), placement on the financial intermediary’s preferred fund list, and access (in some cases, on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including Voya funds in its fund sales system (on its “shelf space”). A financial intermediary typically initiates requests for additional compensation and the Distributor or Adviser negotiates these arrangements with the financial intermediary.

These additional fees paid to financial intermediaries may take the following forms: (1) a percentage of the financial intermediary’s customer assets invested in Voya mutual funds; (2) a percentage of the financial intermediary’s gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer’s satisfaction of the required conditions, be periodic and may be up to: (1) 0.30% per annum of the value of a Fund’s shares held by the broker-dealer’s customers; or (2) 0.30% of the value of a Fund’s shares sold by the broker-dealer during a particular period.

Payments based on sales primarily create incentives for the financial intermediary to make new sales of shares of Voya funds. Payments based on customer assets primarily create incentives for the financial intermediary to retain previously sold shares of Voya funds in investor accounts. A financial intermediary may receive either or both types of payments.

The Distributor and the Adviser compensate financial intermediaries differently depending on the level and/or type of considerations provided by the financial intermediary. A financial intermediary may receive different levels of compensation with respect to sales or assets attributable to different types of clients of the same intermediary or different Voya funds. A financial intermediary may receive payment under more than one arrangement referenced here. Where services are provided, the costs of providing the services and the overall array of services provided may vary from one financial intermediary to another. The Distributor and the Adviser do not make an independent assessment of the cost of providing such services. While a financial intermediary may request additional compensation from Voya to offset costs incurred by the financial intermediary in servicing its clients, the financial intermediary may earn a profit on these payments, since the amount of the payment may exceed the financial intermediary’s costs.

As of January 1, 2017, the Distributor and/or the Adviser had agreed to make additional payments as described above to the following broker-dealers or their affiliates:

ADP Broker-Dealer, Inc.	Ameriprise Financial Services, Inc.
Ascensus, Inc.	Benefits Plans Administrative Services, Inc.
Benefit Trust Company	BlackRock Advisors, LLC
BNY Mellon, N.A.	Broadridge Business Process Outsourcing, LLC
Capital One Investing, LLC	Cetera Advisors LLC
Cetera Advisors Networks LLC	Cetera Financial Specialists LLC
Cetera Investment Services LLC	Charles Schwab & Co., Inc.
Commonwealth Financial Network	CPI Qualified Plan Consultants, Inc.
CUSO Financial Services	Digital Retirement Solutions, Inc.
Expert Plan, Inc.	Fidelity Investments Institutional Operations Company, Inc.
Fifth Third Securities, Inc.	First Allied Holding, Inc.
FSC Securities Corporation	Girard Securities, Inc.
Goldman Sachs and Co.	GWFS Equities, Inc.
Investors Capital Holding LTD	Janney Montgomery Scott Inc.
John Hancock Trust Company, LLC	JPMorgan Chase Bank, N.A.

JPMorgan Clearing Corp	JP Turner & Company
Legends Equity Corporation	Lincoln Retirement Services Company, LLC
LPL Financial, LLC	Massachusetts Mutual Life Insurance Co
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Mercer HR Services, LLC
Morgan Stanley Smith Barney	Mid Atlantic Capital Corp
National Financial Services, LLC	Newport Retirement Services, Inc.
Oppenheimer & Co., Inc.	Pershing, LLC
PNC Bank N.A.	Principal Life Insurance Company
Prudential Insurance Co of America	Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.	RBC Capital Markets
Reliance Trust Company	Royal Alliance Associates, Inc.
SagePoint Financial, Inc.	Security Financial Resources, Inc.
Standard Insurance Company	Summit Financial Service Group, Inc.
Symetra	T. Rowe Price Retirement Plan Services, Inc.
TD Ameritrade Clearing, Inc.	TD Ameritrade Trust Company
TIAA-CREF Life Insurance Company	TransAmerica Retirement Solutions Corporation
UBS Financial Services, Inc.	US Bank N.A.
VALIC Retirement Services Company	The Vanguard Group, Inc.
Vanguard Marketing Corporation	VSR Financial Services, Inc.
Wells Fargo Advisors, LLC	Wells Fargo Bank, NA
Wilmington Trust Retirement & Institutional Services Company	Woodbury Financial Services, Inc.

Other Incentives

The Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds including affiliated companies. This may take the form of cash incentives and non-cash compensation and may include, but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that Voya mutual funds are made available by those broker-dealers for their customers.

The Sub-Adviser of a Fund may contribute to non-cash compensation arrangements.

The Distributor may, from time to time, pay additional cash and non-cash compensation from its own resources to its employee sales staff for sales of certain Voya funds that are made by registered representatives of broker-dealers to the extent such compensation is not prohibited by law or the rules of any self-regulatory agency, such as FINRA.

Conflicts of Interest

A financial intermediary’s receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed above may provide a financial intermediary with an economic incentive to actively promote Voya funds over other mutual funds or cooperate with the distributor’s promotional efforts. The receipt of additional compensation from Voya and its affiliates may be an important consideration in a financial intermediary’s willingness to support the sale of Voya funds through the financial intermediary’s distribution system. The Distributor and the Adviser are motivated to make the payments described above since they promote the sale of Voya fund shares and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary.

Additional Cash Compensation for Sales by “Focus Firms”

The Distributor may, at its discretion, pay additional cash compensation to its employee sales staff for sales by certain broker-dealers or “focus firms.” The Distributor may pay up to an additional 0.10% to its employee sales staff for sales that are made by registered representatives of these focus firms. As of the date of this SAI, the focus firms are: Ameriprise Financial Services, Inc.; Banc of America Investment

Services, Inc.; Banc of America Securities LLC; Charles Schwab & Co. Inc.; Chase Investment Services; Commonwealth Financial Network; Cetera Advisors LLC; Cetera Advisor Networks, LLC; Cetera Financial Specialists LLC; Cetera Investment Advisers LLC; Cetera Investment Services, Inc.; Deutsche Bank Securities, Inc.; Edward Jones; FSC Securities Corporation; Fidelity Brokerage Services, Inc.; HSBC Securities (USA) Inc.; Janney Montgomery Scott LLC; LPL Financial, LLC; Merrill Lynch, Morgan Keegan; Morgan Stanley & Co, Inc.; Morgan Stanley Wealth Management; Oppenheimer & Co.; Raymond James Financial Services, Inc.; RBC Capital Markets, LLC; Royal Alliance Associates, Inc.; Sagepoint Financial, Inc.; UBS Financial Services, Inc.; USAA Investment Management Co.; Voya Financial Advisors, Inc.; Wells Fargo Bank; Wells Fargo Bank N.A.; Wells Fargo Advisors LLC; and Woodbury Financial Services, Inc.

Payments Under the Rule 12b-1 Plans

Under the Rule 12b-1 Plans, ongoing payments will generally be made on a quarterly basis to authorized dealers for both distribution and shareholder servicing at rates that are based on the average daily net assets of shares that are registered in the name of that authorized dealer as nominee or held in a shareholder account that designates that authorized dealer as the dealer of record. Rights to these ongoing payments generally begin to accrue in the 13th month following the purchase of a share class subject to a Rule 12b-1 Plan. The Distributor may, in its discretion, pay such financial intermediary Rule 12b-1 fees prior to the 13th month following the purchase of such shares.

DISTRIBUTION AND SERVICING PLANS

The Fund has adopted one or more Distribution and/or Distribution and Service Plans pursuant to Rule 12b-1. In addition, certain share classes may have adopted Shareholder Service Plans pursuant to Rule 12b-1 (each, a “Rule 12b-1 Plan” and together, the “Rule 12b-1 Plans” or the “Plans”). Certain share classes may pay a combined Distribution and Shareholder Service Fee.

Under the Plan, the Distributor may be entitled to a payment each month in connection with the offering, sale, and shareholder servicing of shares as a percentage of the average daily net assets attributable to each class of shares. The Fund intends to operate the Rule 12b-1 Plan in accordance with its terms and FINRA rules concerning sales charges. The table below reflects the Plan for the Fund. Certain share classes do not pay distribution or shareholder service fees and are not included in the table.

		Type of Fee
Fund	Type of Plan	Distribution Fee	Shareholder Service Fee	Combined Distribution and Shareholder Service Fee
Voya CBRE Long/Short Fund
Class A	Distribution and Service Plan	N/A	N/A	0.25%

Services Provided for the Distribution Fee

The Distribution Fee for a specific class may be used to cover the expenses of the Distributor primarily intended to result in the sale of that class of shares, including payments to securities dealers for selling shares of the Fund (which may include the principal underwriter itself) and other financial institutions and organizations to obtain various distribution related and/or administrative services for that Fund.

Distribution fees may be paid to cover expenses incurred in promoting the sale of that class of shares including, among other things (i) promotional activities; (ii) preparation and distribution of advertising materials and sales literature; (iii) personnel costs and overhead of the Distributor; (iv) the costs of printing and distributing to prospective investors the prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; (v) payments to dealers and others that provide shareholder services (including the processing of new shareholder applications and serving as a primary source of information to customers in providing information and answering questions concerning the Fund and their transactions in the Fund); and (vi) costs of administering the Rule 12b-1 Plans.

Services Provided for the Shareholder Service Fee

The shareholder service fees may be used to pay securities dealers (including the Distributor) and other financial institutions, plan administrators and organizations for services including, but not limited to: (i) acting as the shareholder of record; (ii) processing purchase and redemption orders; (iii) maintaining participant account records; (iv) answering participant questions regarding the Fund; (v) facilitation of the tabulation of shareholder votes in the event of a meeting of Fund shareholders; (vi) the conveyance of information relating to shares purchased and redeemed and share balances to the Fund and to service providers; (vii) provision of support services including providing information about the Fund; and (viii) provision of other services as may be agreed upon from time to time.

Initial Board Approval, Continuation, Termination and Amendments to the Rule 12b-1 Plan

In approving the Rule 12b-1 Plans the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plans or any agreements relating to the Rule 12b-1 Plans (“Rule 12b-1 Trustees”), concluded that there is a reasonable likelihood that the Rule 12b-1 Plans would benefit the Fund and each respective class of shareholders.

The Rule 12b-1 Plans continue from year to year, provided such continuance is approved annually by vote of a majority of the Board, including a majority of the Rule 12b-1 Trustees. The Rule 12b-1 Plan for a particular class may be terminated at any time, without penalty, by vote of a majority of the Rule 12b-1 Trustees or by a majority of the outstanding shares of the applicable class of the Fund.

Each Rule 12b-1 Plan may not be amended to increase materially the amount spent for distribution expenses as to a Fund without approval by a majority of the outstanding shares of the applicable class of the Fund, and all material amendments to a Rule 12b-1 Plan must be approved by a vote of the majority of the Board, including a majority of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

Further Information About the Rule 12b-1 Plan

The Distributor is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Rule 12b-1 Plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether a Plan should be continued. The terms and provisions of the Rule 12b-1 Plans relating to required reports, term and approval are consistent with the requirements of Rule 12b-1.

Each Rule 12b-1 Plan is a compensation plan. This means that the Distributor will receive payment without regard to the actual distribution expenses it incurs. In the event a Plan is terminated in accordance with its terms, the obligations of a Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payment for expenses incurred after the date the Rule 12b-1 Plan terminates.

The Rule 12b-1 Plans were adopted because of the anticipated benefits to the Fund. These anticipated benefits include increased promotion and distribution of the Fund’s shares, and enhancement in the Fund’s ability to maintain accounts and improve asset retention and increased stability of assets for the Fund.

Total Distribution Expenses

Because the Fund has not commenced operations as of the date of this SAI, its Distributor has not incurred any distribution expenses.  The Predecessor Fund’s distributor, SEI Investments Distribution Co., received $23,284.00 during the most recent fiscal year as compensation  for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of a Fund) and promotional and incentive programs.

Total Distribution and Shareholder Services Fees Paid:

The following table sets forth the total Distribution and Shareholder Services fees paid by the Fund to the Distributor under the Plans for the last three fiscal years.

	October 31,
Fund	2016	2015	2014
Voya CBRE Long/Short Fund	$23,284.00	$43,186.00	$193,179.00

Amounts shown above reflect 12b-1 Fees paid to and retained by the distributor of the Predecessor Fund. The Predecessor Trust adopted a distribution plan with respect to the Investor Class Shares (the “Predecessor Investor Class Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. The Predecessor Fund’s distributor was permitted under the Predecessor Investor Class Plan, at its discretion, to retain a portion of payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Predecessor Fund), promotional and incentive programs, and such other marketing expenses that such distributor may incur. Under the Predecessor Investor Class Plan, the distributor or financial intermediary could receive up to 0.25% of the average daily net assets of the Investor Class Shares as compensation for distribution and shareholder services. The Predecessor Investor Class Plan was characterized as a compensation plan since the distribution fee is paid to the distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial intermediaries.

OTHER SERVICE PROVIDERS

Custodian

The Bank of New York Mellon, 225 West Liberty Street, New York, NY 10286, serves as custodian for the Fund.

The custodian’s responsibilities include safekeeping and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. The custodian does not participate in determining the investment policies of a Fund, in deciding which securities are purchased or sold by a Fund or in the declaration of dividends and distributions. A Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

For portfolio securities that are purchased and held outside the United States, the Custodian has entered into sub-custodian arrangements with certain foreign banks and clearing agencies which are designed to comply with Rule 17f-5 under the 1940 Act.

Independent Registered Public Accounting Firm

KPMG LLP serves as an independent registered public accounting firm for the Fund. KPMG LLP provides audit services and tax return preparation services. KPMG LLP is located at Two Financial Center, 60 South Street, Boston, Massachusetts 02111.

Legal Counsel

Legal matters for the Trust are passed upon by Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

Transfer Agent and Dividend Paying Agent

BNY Mellon Investment Servicing (U.S.) Inc. (“Transfer Agent”) serves as the transfer agent and dividend-paying agent for the Fund. Its principal office is located at 301 Bellevue Parkway, Wilmington, Delaware 19809. As transfer agent and dividend-paying agent, BNY Mellon Investment Servicing (U.S.) Inc. is responsible for maintaining account records, detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

PORTFOLIO TRANSACTIONS

To the extent the Fund invests in affiliated Underlying Funds, the discussion relating to investment decisions made by the Adviser or the Sub-Adviser with respect to the Fund also includes investment decisions made by an Adviser or a Sub-Adviser with respect to affiliated Underlying Funds. For convenience, only the terms Adviser, Sub-Adviser, and Fund are used.

The Adviser or the Sub-Adviser for the Fund places orders for the purchase and sale of investment securities for the Fund, pursuant to authority granted in the relevant Investment Management Agreement or Sub-Advisory Agreement.

Subject to policies and procedures approved by the Board, the Adviser and/or the Sub-Adviser have discretion to make decisions relating to placing these orders including, where applicable, selecting the brokers or dealers that will execute the purchase and sale of investment securities, negotiating the commission or other compensation paid to the broker or dealer executing the trade, or using an electronic communications network (“ECN”) or alternative trading system (“ATS”).

In situations where a Sub-Adviser resigns or the Adviser otherwise assumes day to day management of a Fund pursuant to its Investment Management Agreement with the Fund, the Adviser will perform the services described herein as being performed by the Sub-Adviser.

How Securities Transactions are Effected

Purchases and sales of securities on a securities exchange (which include most equity securities) are effected through brokers who charge a commission for their services. In transactions on securities exchanges in the United States, these commissions are negotiated, while on many foreign securities exchanges commissions are fixed. Securities traded in the OTC markets (such as fixed-income securities and some equity securities) are generally traded on a “net” basis with market makers acting as dealers; in these transactions, the dealers act as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain OTC securities also may be effected on an agency basis when, in the Adviser’s or a Sub-Adviser’s opinion, the total price paid (including commission) is equal to or better than the best total price available from a market maker. In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Adviser or a Sub-Adviser may also place trades using an ECN or ATS.

How the Adviser or Sub-Advisers Select Broker-Dealers

The Adviser or a Sub-Adviser has a duty to seek to obtain best execution of the Fund’s orders, taking into consideration a full range of factors designed to produce the most favorable overall terms reasonably available under the circumstances. In selecting brokers and dealers to execute trades, the Adviser or a Sub-Adviser may consider both the characteristics of the trade and the full range and quality of the brokerage services available from eligible broker-dealers. This consideration often involves qualitative as well as quantitative judgments. Factors relevant to the nature of the trade may include, among others, price (including the applicable brokerage commission or dollar spread), the size of the order, the nature and characteristics (including liquidity) of the market for the security, the difficulty of execution, the timing of the order, potential market impact, and the need for confidentiality, speed, and certainty of execution. Factors relevant to the range and quality of brokerage services available from eligible brokers and dealers may include, among others, each firm’s execution, clearance, settlement, and other operational facilities; willingness and ability to commit capital or take risk in positioning a block of securities, where necessary; special expertise in particular securities or markets; ability to provide liquidity, speed and anonymity; the nature and quality of other brokerage and research services provided to the Adviser or a Sub-Adviser (consistent with the “safe harbor” described below); and each firm’s general reputation, financial condition and responsiveness to the Adviser or the Sub-Adviser, as demonstrated in the particular transaction or other transactions. Subject to its duty to seek best execution of the Fund’s orders, the Adviser or a Sub-Adviser may select broker-dealers that participate in commission recapture programs that have been established for the benefit of the Fund. Under these programs, the participating broker-dealers will return to the Fund (in the form of a credit to the Fund) a portion of the brokerage commissions paid to the broker-dealers by the Fund. These credits are used to pay certain expenses of the Fund. These commission recapture payments benefit the Fund, and not the Adviser or the Sub-Adviser.

The Safe Harbor for Soft Dollar Practices

In selecting broker-dealers to execute a trade for the Fund, the Adviser or a Sub-Adviser may consider the nature and quality of brokerage and research services provided to the Adviser or the Sub-Adviser as a factor in evaluating the most favorable overall terms reasonably available under the circumstances. As permitted by Section 28(e) of the 1934 Act, as amended, the Adviser or a Sub-Adviser may cause a Fund to pay a broker-dealer a commission for effecting a securities transaction for a Fund that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, as long as the services provided to the Adviser or Sub-Adviser by the broker-dealer: (i) are limited to “research” or “brokerage” services, (ii) constitute lawful and appropriate assistance to the Adviser or Sub-Adviser in the performance of its investment decision-making responsibilities, and (iii) the Adviser or the Sub-Adviser makes a good faith determination that the broker’s commission paid by the Fund is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Adviser’s or the Sub-Adviser’s overall responsibilities to the Fund and its other investment advisory clients. In making such a determination, the Adviser or Sub-Adviser might consider, in addition to the commission rate, the range and quality of a broker’s services, including the value of the research provided, execution capability, financial responsibility and responsiveness. The practice of using a portion of a

Fund’s commission dollars to pay for brokerage and research services provided to the Adviser or a Sub-Adviser is sometimes referred to as “soft dollars.” Section 28(e) is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Adviser or a Sub-Adviser’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

Brokerage and Research Products and Services Under the Safe Harbor — Research products and services may include, but are not limited to, general economic, political, business and market information and reviews, industry and company information and reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance and risk measuring services and analysis, stock price quotation services, computerized historical financial databases and related software, credit rating services, analysis of corporate responsibility issues, brokerage analysts’ earnings estimates, computerized links to current market data, software dedicated to research, and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics, and governmental representatives. Brokerage products and services assist in the execution, clearance and settlement of securities transactions, as well as functions incidental thereto including, but not limited to, related communication and connectivity services and equipment, software related to order routing, market access, algorithmic trading, and other trading activities. On occasion, a broker-dealer may furnish the Adviser or a Sub-Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities). In this case, the Adviser or a Sub-Adviser is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Adviser or the Sub-Adviser from its own funds, and not by portfolio commissions paid by a Fund.

Benefits to the Adviser or the Sub-Advisers — Research products and services provided to the Adviser or a Sub-Adviser by broker-dealers that effect securities transactions for a Fund may be used by the Adviser or the Sub-Adviser in servicing all of its accounts. Accordingly, not all of these services may be used by the Adviser or a Sub-Adviser in connection with the Fund. Some of these products and services are also available to the Adviser or a Sub-Adviser for cash, and some do not have an explicit cost or determinable value. The research received does not reduce the management fees payable to the Adviser or the sub-advisory fees payable to a Sub-Adviser for services provided to the Fund. The Adviser’s or a Sub-Adviser’s expenses would likely increase if the Adviser or the Sub-Adviser had to generate these research products and services through its own efforts, or if it paid for these products or services itself.

Broker-Dealers that are Affiliated with the Adviser or the Sub-Advisers

Portfolio transactions may be executed by brokers affiliated with Voya Financial, Inc., the Adviser, or a Sub-Adviser, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.

Prohibition on Use of Brokerage Commissions for Sales or Promotional Activities

The placement of portfolio brokerage with broker-dealers who have sold shares of a Fund is subject to rules adopted by the SEC and FINRA. Under these rules, the Adviser or a Sub-Adviser may not consider a broker’s promotional or sales efforts on behalf of any Fund when selecting a broker-dealer for portfolio transactions, and neither a Fund nor the Adviser or Sub-Adviser may enter into an agreement under which the Fund directs brokerage transactions (or revenue generated from such transactions) to a broker-dealer to pay for distribution of Fund shares. The Fund has adopted policies and procedures, approved by the Board, that are designed to attain compliance with these prohibitions.

Principal Trades and Research

Purchases of securities for the Fund also may be made directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which a Fund will be holding. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

More Information about Trading in Fixed-Income Securities

Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased from or sold to dealers serving as market makers for the securities at a net price. The Fund may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.

In purchasing and selling fixed-income securities, it is the policy of the Fund to obtain the best results, while taking into account the dealer’s general execution and operational facilities, the type of transaction involved and other factors, such as the dealer’s risk in positioning the securities involved. While the Adviser or a Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily pay the lowest spread or commission available.

Transition Management

Changes in sub-advisers, investment personnel and reorganizations of a Fund may result in the sale of a significant portion or even all of a Fund’s portfolio securities. This type of change generally will increase trading costs and the portfolio turnover for the affected Fund. The Fund, the Adviser, or a Sub-Adviser may engage a broker-dealer to provide transition management services in connection with a change in the sub-adviser, reorganization, or other changes.

Allocation of Trades

Some securities considered for investment by a Fund may also be appropriate for other clients served by that Fund’s Adviser or Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of a Fund and one or more of these other clients is considered at, or about the same time, transactions in such securities will be placed on an aggregate basis and allocated among the other funds and such other clients in a manner deemed fair and equitable, over time, by the Fund’s Adviser or Sub-Adviser and consistent with the Adviser’s or Sub-Adviser’s written policies and procedures. The Adviser and Sub-Adviser may use different methods of trade allocation. The Adviser’s and Sub-Adviser’s relevant policies and procedures and the results of aggregated trades in which a Fund participated are subject to periodic review by the Board. To the extent a Fund seeks to acquire (or dispose of) the same security at the same time as other funds, such Fund may not be able to acquire (or dispose of) as large a position in such security as it desires, or it may have to pay a higher (or receive a lower) price for such security. It is recognized that in some cases, this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. However, over time, a Fund’s ability to participate in aggregate trades is expected to provide better execution for the Fund.

Cross-Transactions

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof, provided they meet the conditions of Rule 17a-7 under the 1940 Act and conditions of the policy.

Brokerage Commissions Paid

Because the Fund has not commenced operations as of the date of this SAI, it has not paid any brokerage commissions. The Predecessor Fund paid the amounts presented below, during the past three fiscal years. An increase or decrease in commissions is due to a corresponding increase or decrease in the Fund’s trading activity.

	October 31,
Fund	2016	2015	2014
Voya CBRE Long/Short Fund	$1,641,721.00	$2,400,470.00	$1,458,817.00

Affiliated Brokerage Commissions

For the last three fiscal years, the Fund did not use affiliated brokers to execute portfolio transactions.

Securities of Regular Broker-Dealers

During the most recent fiscal year, the Fund acquired no securities of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies.

Directed Brokerage

The Fund has not commenced operations as of the date of this SAI. For the fiscal year ended October 31, 2016, the Predecessor Fund paid the following in commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to CBRE Clarion, the Predecessor Fund’s investment adviser:

	Total Dollar Amount of Brokerage Commissions for Research Services	Total Dollar Amount of Transactions Involving Brokerage Commissions for Research Services
Predecessor Fund	$17,214.73	$10,908,762.94

ADDITIONAL INFORMATION ABOUT VOYA MUTUAL FUNDS

Description of the Shares of Beneficial Interest

Voya Mutual Funds (“VMF”) may issue unlimited shares of beneficial interest in VMF without par value. The shares may be issued in one or more series and each series may consist of one or more classes. VMF has fifteen series, which are authorized to issue multiple classes of shares. Such classes are designated Class A, Class B, Class C, Class I, Class O, Class P, Class R, Class R6, Class T, and Class W. All series and/or classes of VMF may not be discussed in this SAI.

All shares of each series represent an equal proportionate interest in the assets belonging to that series (subject to the liabilities belonging to the series or a class). Each series may have different assets and liabilities from any other series of VMF. Furthermore, different share classes of a series may have different liabilities from other classes of that same series. The assets belonging to a series shall be charged with the liabilities of that series and all expenses, costs, charges and reserves attributable to that series, except that liabilities, expenses, costs, charges and reserves allocated solely to a particular class, if any, shall be borne by that class. Any general liabilities, expenses, costs, charges or reserves of VMF which are not readily identifiable as belonging to any particular series or class, shall be allocated and charged by the Trustees to and among any one or more of the series or classes, in such manner as the Trustees in their sole discretion deem fair and equitable.

Redemption and Transfer of Shares

Shareholders of any series or class have the right to redeem all or part of their shares as described in the prospectus and Declaration of Trust. Under certain circumstances, VMF may suspend the right of redemption as allowed by the SEC or federal securities laws. Pursuant to the Declaration of Trust, the Trustees have the right to redeem shares of shareholders (i) who do not satisfy minimum investment thresholds set forth in the prospectus from time to time or (ii) if the Trustees determine that failure to redeem may have materially adverse consequences to VMF, any series or to the shareholders of VMF or any series thereof. There are no restrictions on the transfer of shares in the Declaration of Trust.

Material Obligations and Liabilities of Owning Shares

VMF is organized as a statutory trust under the Delaware Statutory Trust Act. Under the Delaware Statutory Trust Act, shareholders have the same limitation on personal liability extended to shareholders of private corporations under Delaware law. All shares issued by VMF are fully paid and nonassessable.

Dividend Rights

The shareholders of a series are entitled to receive dividends or other distributions declared for the series. Distributions will be paid pro rata to all shareholders of a series or class according to the number of shares held by shareholders on the record date.

Voting Rights and Shareholder Meetings

Pursuant to the Declaration of Trust, shareholders have the power to vote, under certain circumstances, on: (1) the election or removal of trustees, (2) the approval of certain advisory contracts, (3) the termination and incorporation of VMF, (3) any merger, consolidation or sale of all, or substantially all, of VMF’s assets, and (4) such additional matters as may be required by the 1940 Act or other applicable law, the Declaration of Trust or by-laws, or any registration of VMF with the U.S. Securities and Exchange Commission or any state, or as and when the Trustees may consider necessary or desirable. For example, under the 1940 Act, shareholders have the right to vote on any change in a fundamental investment policy, to approve a change in subclassification of a fund, to approve the distribution plan under Rule 12b-1, and to terminate the independent public accountant.

VMF is not required to hold shareholder meetings annually, but a meeting of shareholders may be called by the Board, at the request in writing of the holders of not less than 10% of the outstanding voting shares of VMF, or as required by the 1940 Act.

On matters submitted to a vote, each holder of a share is entitled to one vote for each full share, and a fractional vote for each fractional share outstanding on the books of VMF. All shares of classes and series vote together as one class, except with respect to any matter that affects only the interests of a particular series or class, or as required by Delaware law or the 1940 Act.

Liquidation Rights

In the event of liquidation, the shareholders of a series or class are entitled to receive, as a liquidating distribution, the excess of the assets belonging to the liquidating series or class over the liabilities belonging to such series or class of shares.

Inspection of Records

The records of VMF shall be open to inspection by shareholders during normal business hours and for any purpose not harmful to VMF.

Preemptive Rights

There are no preemptive rights associated with the series’ shares.

Conversion Rights

The conversion features and exchange privileges are described in the Prospectus and in the section of the SAI entitled “Purchase, Exchange, and Redemption of Shares.”

Sinking Fund Provisions

VMF has no sinking fund provision.

PURCHASE, EXCHANGE, AND REDEMPTION OF SHARES

An investor may purchase, redeem, or exchange shares in the Fund utilizing the methods, and subject to the restrictions, described in the Prospectus.

Purchases

Shares of the Fund are offered at the NAV (plus any applicable sales charge) next computed after receipt of a purchase order in proper form by the Transfer Agent or the Distributor.

Orders Placed with Intermediaries

If you invest in a Fund through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of Fund shares.

Certain brokers or other designated intermediaries such as third-party administrators or plan trustees may accept purchase and redemption orders on behalf of a Fund. The Transfer Agent, the Distributor or a Fund will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the NAV next computed after such acceptance. Such orders may be transmitted to a Fund or its agents several hours after the time of the acceptance and pricing.

Pre-Authorized Investment Plan

As discussed in the Prospectus, the Voya family of funds provides a Pre-Authorized Investment Plan for certain share classes for the convenience of investors who wish to purchase shares of a Fund on a regular basis. The Pre-Authorized Investment Plan may be terminated without penalty at any time by the investor or a Fund. The minimum investment requirements may be waived by a Fund for purchases made pursuant to: (i) employer-administered payroll deduction plans; (ii) profit-sharing, pension, or individual or any employee retirement plans; or (iii) purchases made in connection with plans providing for periodic investments in Fund shares.

Subscriptions-in-Kind

Certain investors may purchase shares of a Fund with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by a Fund consistent with the Fund’s investment policies and restrictions. These transactions only will be effected if the Adviser or a Sub-Adviser intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if these assets were included in the Fund’s assets at the time of purchase. The Fund reserves the right to amend or terminate this practice at any time.

Self-Employed and Corporate Retirement Plans

For self-employed individuals and corporate investors that wish to purchase shares of a Fund, there is available through the Fund, a Prototype Plan and Custody Agreement. The Custody Agreement provides that BNY Mellon Investment Servicing Trust Company, Wilmington, DE, will act as Custodian under the Prototype Plan, and will furnish custodial services for an annual maintenance fee of $12.00 for each participant, with no other charges. (This fee is in addition to the normal custodial charges paid by the Fund.) The annual contract maintenance fee may be waived from time to time. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreement. Employers who wish to use shares of a Fund under a custodianship with another bank or trust company must make individual arrangements with that institution.

Individual Retirement Accounts

Investors having earned income are eligible to purchase shares of a Fund under an IRA pursuant to Section 408 of the Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income and an additional amount if there is a non-working spouse. Simple IRA plans that employers may establish on behalf of their employees are also available. Also available are Roth IRA plans that enable employed and self-employed individuals to make non-deductible contributions and, under certain circumstances, effect tax-free withdrawals. Copies of a model Custodial Account Agreement are available from the Distributor. BNY Mellon Investment Servicing Trust Company, Wilmington, DE, will act as the Custodian under this model Agreement, for which it will charge the investor an annual fee of $12.00 for maintaining the Account (this fee is in addition to the normal custodial charges paid by the Fund). Full details on the IRA are contained in an IRS required disclosure statement, and the Custodian will not open an IRA until seven (7) days after the investor has received this statement from the Fund. An IRA using shares of a Fund may also be used by employers who have adopted a Simplified Employee Pension Plan.

Purchases of Fund shares by Section 403(b) of the Code plans and other retirement plans are also available. Section 403(b) plans are generally arrangements by a public school organization or a charitable, educational, or scientific organization which employees are permitted to take advantage of the federal income tax deferral benefits provided for in Section 403(b) of the Code. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

Special Purchases at NAV — Class A Shares

Class A shares of the Fund may be purchased at NAV, without a sales charge, by certain investors. The financial intermediary or the investor must notify the Distributor that the investor qualifies for such waiver. If the Distributor is not notified that the investor is eligible for any sales charge waiver, the Distributor will be unable to ensure that the waiver is applied to the investor’s account. An investor may have to provide certain information or records, including account statements, to his/her financial intermediary or to the Distributor to verify the investor’s eligibility for front-end sales charge waivers.

It is possible that a broker-dealer may not be able to offer one or more of these waiver categories. If this situation occurs, it is possible that the investor would need to invest directly through Voya in order to take advantage of the waiver. The Fund may terminate or amend the terms of these sales charge waivers at any time. The following will be permitted to purchase Class A shares of the Fund at NAV:

1)             Current, retired or former officers, trustees, directors or employees (including members of their immediate families) of Voya Financial, Inc., registered investment companies in the Voya family of funds and their affiliates purchasing shares for their own accounts. Immediate family members include: Parents; Spouse (as recognized under local law); Siblings; Children; Grandparents; Aunts/Uncles; Nieces/Nephews; Cousins; Dependents; Parents-in-law; Brothers-in-law; and Sisters-in-law.

2)             affiliated and non-affiliated Insurance companies (including separate accounts) that have entered into a selling agreement with Voya Financial, Inc. and purchase shares directly from the Distributor.

3)             Registered investment advisors, trust companies and bank trust departments investing on their own behalf or on behalf of their clients.

4)             The current employees (including registered representatives), and their immediate family members, of broker-dealers and financial institutions that have entered into an agreement with the Distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares).

5)             Investments made by accounts that are part of certain qualified fee-based programs (“wrap accounts”).

6)             The movement of shares from qualified employee benefit plans provided that the movement of shares involves an in-kind transfer of Class A shares.

“Qualified employee benefit plans” are those created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans that have a plan level or omnibus account maintained with a Voya fund and transacts directly with that Voya fund or through a 3rd party administrator or record keeper that has an agreement in place with the Voya family of funds.

7)             For investors purchasing Class A shares with proceeds from the following sources: Redemptions from any fund from the Voya family of funds if you: (a) originally paid a front-end sales charge on the shares; and (b) reinvest the money within 90 days of the redemption date. This waiver is subject to the following conditions:

•                            This privilege may only be used once per year; and

•                            The amount that may be reinvested is limited to an amount up to the redemption proceeds; and

•                            Written or electronic order for the purchase of shares may be received by the Transfer Agent from the financial intermediary or the shareholder (or be postmarked) within 90 days after the date of redemption; and

•                            Purchases may be handled by a securities dealer who may charge a fee; and

•                            Payment may accompany the request and the purchase will be made at the then current NAV of a Fund.

If you realize a gain on the transaction, it is taxable and any reinvestment will not alter any applicable federal capital gains tax (except that some or all of the sales charge may be disallowed as an addition to the basis of the shares sold and added to the basis of the subsequent purchased shares). If you realize a loss on the transaction, some or all of the loss may not be allowed as a tax deduction depending on the amount reinvested. However, this disallowance is added to the tax basis of the shares acquired upon the reinvestment.

8)             Shareholders of Adviser Class at the time these shares were re-designated as Class A shares if purchased directly with a Fund.

9)             Former Class M shareholders if purchased directly with a Fund.

10)      Any charitable organization that has determined that a Fund is a legally permissible investment and is prohibited by applicable investment law from paying a sales charge or commission and purchases shares directly from the Distributor.

11)      Any state, county, or city or any instrumentality, department authority or agency thereof that has determined that a Fund is a legally permissible investment and is prohibited by applicable investment law from paying a sales charge or commission and purchases shares directly from the Distributor.

Letters of Intent and Rights of Accumulation — Class A Shares

An investor may immediately qualify for a reduced sales charge on a purchase of Class A shares by completing the Letter of Intent section of the Shareholder Application (the “Letter of Intent”). By completing the Letter of Intent, the investor expresses an intention to invest, during the next 13 months, a specified amount which, if made at one time, would qualify for the reduced sales charge. At any time within ninety (90) days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the applicable Fund(s). After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above. Sales charge reductions based upon purchases in more than one investment will be effective only after notification to the Distributor that the investment qualifies for a discount. The shareholder’s holdings in the Voya family of funds acquired within ninety (90) days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent, but will not be entitled to a retroactive downward adjustment of sales charge until the Letter of Intent is fulfilled. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less redemption) during the period.

An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application. A minimum initial investment equal to 25% of the intended total investment is required. An amount equal to the maximum sales charge, as stated in the Prospectus, will be held in escrow at Voya funds, in the form of shares in the investor’s name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The shares in escrow will be included in the total shares owned as reflected on the purchaser’s monthly statement; income and capital gain distributions on the escrowed shares will be paid directly by the investor. The escrow shares will not be available for redemption by the investor until the Letter of Intent has been completed or the higher sales charge paid. When the total purchases, less redemptions, equal the amount specified under the Letter of Intent, the shares in escrow will be released. If the total purchases, less redemptions, exceed the amount specified under the Letter of Intent and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer with whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within ninety (90) days before, and on those made after filing the Letter of Intent. The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price. If the total purchases, less redemptions, are less than the amount specified under the Letter of Intent, the investor will remit to the Distributor an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single account in the name of the investor or to the investor’s order. If within ten (10) days after written request such difference in sales charge is not paid, the redemption of an appropriate number of shares in escrow to realize such difference will be made. If the proceeds from a total redemption are inadequate, the investor will be liable to the Distributor for the difference. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the investor. By completing the Letter of Intent section of the Shareholder Application, an investor grants to the Distributor a security interest in the shares in escrow and agrees to irrevocably appoint the Distributor as his or her attorney-in-fact with full power of substitution to surrender for redemption, any or all escrowed shares for the purpose of paying any additional sales charge due and authorizes the Transfer Agent or sub-transfer agent to receive and redeem shares and pay the proceeds as directed by the Distributor. The investor or the securities dealer must inform the Transfer Agent or the Distributor that the Letter of Intent is in effect each time a purchase is made.

If, at any time prior to or after completion of the Letter of Intent, the investor wishes to cancel the Letter of Intent, the investor must notify the Distributor in writing. If, prior to the completion of the Letter of Intent, the investor requests the Distributor to liquidate all shares held by the investor, the Letter of Intent will be terminated automatically. Under either of these situations, the total purchased may be less than the amount specified in the Letter of Intent. If so, the Distributor will redeem shares, at NAV, to remit to the Distributor and the appropriate authorized dealer an amount equal to the difference between the dollar amount of the sales charge actually paid and the amount of the sales charge that would have been paid on the total purchases if made at one time.

The value of shares of a Fund plus shares of the other open-end funds distributed by the Distributor can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase. The reduced sales charge applies to quantity purchases made at one time or on a cumulative basis over any period of time by: (i) an investor; (ii) the investor’s spouse and children under the age of majority; (iii) the investor’s custodian accounts for the benefit of a child under the Uniform Gift to Minors Act; (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing, and/or other employee benefit plan qualified under Section 401 of the Code) by trust companies’ registered investment advisers, banks, and bank trust departments for accounts over which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial, or similar capacity.

The reduced sales charge also applies on a non-cumulative basis, to purchases made at one time by the customers of a single dealer, in excess of $1 million. The Letter of Intent option may be modified or discontinued at any time.

Shares of the Fund purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof), including shares held by its employees under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided these transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Code. Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.

For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the Voya family of funds which impose a CDSC may be combined with Class A shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of a Fund which imposes a CDSC.

CDSCs

Purchases of certain share classes may be subject to a CDSC, as described in the Prospectus. Shareholders will be charged a CDSC if certain of those shares are redeemed within the applicable time period as stated in the Prospectus.

No CDSC is imposed on the following:

•                  Shares that are no longer subject to the applicable holding period;

•                  Redemption of shares purchased through reinvestment of dividends or capital gain distributions; or

•                  Shares that were exchanged for shares of another fund managed by the Adviser provided that the shares acquired in such exchange and subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires.

The CDSC will be waived for:

•                  Redemptions following the death or disability of the shareholder or beneficial owner if the redemption is made within one year of death or initial determination of permanent disability;

•                  Total or partial redemptions of shares owned by an individual or an individual in joint tenancy (with rights of survivorship) but only for redemptions of shares held at the time of death or initial determination of permanent disability;

•                  Redemptions pursuant to a Systematic Withdrawal Plan provided that such redemptions:

•                            are limited annually to no more than 12% of the original account value and

•                            annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually; and

•                  Total or partial redemption of shares in connection with any mandatory distribution from a tax-advantaged retirement plan or an IRA. This waiver does not apply in the case of a tax-free rollover or transfer of assets, other than the one following a separation from services, except that a CDSC may be waived in certain circumstances involving redemptions in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer’s plan and the transfer to another employer’s plan or to an IRA.

A shareholder must notify a Fund either directly or through the Distributor at the time of redemption that the shareholder is entitled to a waiver of the CDSC. The waiver will then be granted subject to confirmation of the shareholder’s entitlement. The CDSC, which may be imposed on a Class A shares purchase of $1 million or more, will also be waived for registered investment advisers, trust companies, and bank trust departments investing on their own behalf or on behalf of their clients. These waivers may be changed at any time.

Reinstatement Privilege

If you sell Class A shares of a Fund, you may be eligible for a full or prorated credit of the CDSC paid on the sale when you make an investment up to the amount redeemed in the same share class within ninety (90) days of the eligible sale. To exercise this privilege, the order for the purchase of shares must be received or be postmarked within ninety (90) days after the date of redemption. This privilege can be used only once per calendar year. If a loss is incurred on the redemption and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction.

Redemptions

Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when: (i) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists as determined by the SEC, as a result of which: (i) disposal by a Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practical for a Fund to determine fairly the value of its net assets; or (iii) for such other period as the SEC may permit by rule or by order for the protection of a Fund’s shareholders.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

Payment-in Kind

The Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, the Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which obligates a Fund to redeem shares with respect to any one shareholder during any 90-days period solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund at the beginning of the period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the SEC. In the event a Fund must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the NAV of such shares.

Signature Guarantee

A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (“STAMP”), Stock Exchanges Medallion Program (“SEMP”), and New York Stock Exchange Medallion Signature Program (“NYSE MSP”). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that signature guarantees are not provided by a notary public. The Fund reserves the right to amend, waive or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

Systematic Withdrawal Plan

The Fund has established a Systematic Withdrawal Plan (“Plan”) for certain share classes to allow you to make periodic withdrawals from your account. To establish a systematic cash withdrawal, complete the Systematic Withdrawal Plan section of the Account Application. To have funds deposited to your bank account, follow the instructions on the Account Application. You may elect to have monthly, quarterly, semi-annual, or annual payments. You may change the amount, frequency, and payee or terminate the plan by giving written notice to the Transfer Agent. A Plan may be modified at any time by a Fund or terminated upon written notice by a relevant Fund.

Additional Information Regarding Redemptions

At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to 15 days or longer.

Exchanges

The following conditions must be met for all exchanges of the Fund and Voya Government Money Market Fund: (i) the shares that will be acquired in the exchange (the “Acquired Shares”) are available for sale in the shareholder’s state of residence; (ii) the Acquired Shares will be registered to the same shareholder account as the shares to be surrendered (“Exchanged Shares”); (iii) the Exchanged Shares must have been held in the shareholder’s account for at least thirty (30) days prior to the exchange; (iv) except for exchanges into Voya Government Money Market Fund, the account value of the shares to be acquired must equal or exceed the minimum initial investment amount required by that fund after the exchange is implemented; and (v) a properly executed exchange request has been received by the Transfer Agent.

The Fund reserves the right to delay the actual purchase of the Acquired Shares for up to five (5) business days if it determines that it would be disadvantaged by an immediate transfer of proceeds from the redemption of Exchanged Shares. Normally, however, the redemption of Exchanged Shares and the purchase of Acquired Shares will take place on the day that the exchange request is received in proper form. The Fund reserves the right to terminate or modify its exchange privileges at any time upon prominent notice to shareholders. This notice will be given at least sixty (60) days in advance. It is the policy of the Adviser to discourage and prevent frequent trading by shareholders of the Fund in response to market fluctuations. Accordingly, in order to maintain a stable asset base in the Fund and to reduce administrative expenses borne by the Fund, the Adviser reserves the right to reject any exchange request.

In the event a Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.

If you exchange into Voya Senior Income Fund, your ability to sell or liquidate your investment will be limited. Voya Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the Fund’s shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the Fund will normally make monthly repurchase offers of not less than 5% of its outstanding common shares.

If more than 5% of the Fund’s common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege should carefully review the prospectus of that Fund. Investors may obtain a copy of Voya Senior Income Fund prospectus or any other Voya Fund prospectus by calling 1-800-992-0180.

Telephone Redemption and Exchange Privileges

These privileges are subject to the conditions and provisions set forth below and in the Prospectus. The telephone privileges may be modified or terminated at any time.

Telephone redemption requests must meet the following conditions to be accepted by Voya Investment Management:

(a)         Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on record. This address cannot reflect any change within the previous 30 days.

(b)         Certain account information will need to be provided for verification purposes before the redemption will be executed.

(c)          Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed within a 30 day period.

(d)         The maximum amount which can be liquidated and sent to the address of record at any one time is $100,000.

(e)          The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.

(f)           If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the Voya fund being acquired.

(g)          Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectus.

(h)         Certificated shares cannot be redeemed or exchanged by telephone but must be forwarded to Voya Investment Management at Voya Investment Management
P.O. Box 9772
Providence, RI 02940-9772 and deposited into your account before any transaction may be processed.

(i)             If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the Voya fund to be purchased on the exchange having the same aggregate NAV as the shares being exchanged shall be substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.

(j)            Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the Fund’s then-current Prospectus.

(k)         Proceeds of a redemption may be delayed up to 15 days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.

Systematic Exchange

You may establish an automatic exchange of shares from one Fund to another. The exchange will occur on or about the day of your choosing and must be for a minimum of $100 per month. Because this transaction is treated as an exchange, the policies related to the exchange privilege apply. There may be tax consequences associated with these exchanges. Please consult your tax adviser.

Shareholder Information

The Fund offers one or more of the shareholder services described below. You can obtain further information about these services by contacting the Fund at the telephone number or address listed on the cover of this SAI or from the Distributor, your financial adviser, your securities dealer or other financial intermediary.

Investment Account and Account Statements

The Transfer Agent maintains an account for each shareholder under which the registration and transfer of shares are recorded and any transfers shall be reflected by bookkeeping entry, without physical delivery.

The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.). The Transfer Agent may charge you a fee for special requests such as historical transcripts of your account and copies of cancelled checks.

Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts. An IRS Form 1099 generally will also be sent each year by January 31.

With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse’s individual account and your spouse’s IRA may be shown on one consolidated statement.

For investors purchasing shares of a Fund under a tax-qualified individual retirement account or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of a Fund on a periodic basis, the Fund may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the 1934 Act, and the rules thereunder. These quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor’s account during the preceding quarter.

Reinvestment of Distributions

As noted in the Prospectus, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of a respective class of a Fund at the then current NAV, with no sales charge. The Fund’s management believes that most investors desire to take advantage of this privilege. A shareholder may elect at any time by writing to a Fund or the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such an election, each purchase of shares of a class of a Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder’s agent to receive his dividends and distributions upon all shares registered in his or her name and to reinvest them in full and fractional shares of the respective class of the Fund at the applicable NAV in effect at the close of business on the reinvestment date. A shareholder may still, at any time after a purchase of Fund shares, request that dividends and/or capital gains distributions be paid to him or her in cash.

TAX CONSIDERATIONS

The following tax information supplements and should be read in conjunction with the tax information contained in the Fund’s Prospectus. The Prospectus generally describes the U.S. federal income tax treatment of the Fund and its shareholders. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable U.S. Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisers to determine the suitability of Fund shares as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.

Qualification as a Regulated Investment Company

The Fund has elected or will elect to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items (including receivables), U.S. Government securities and securities of other RICs, and (B) other securities (other than those described in clause (A)) limited in respect of any one issuer to a value that does not exceed 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities of any one issuer (other than those described in clause (i)(A)), the securities (other than securities of other RICs) of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and its net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Certain of a Fund’s investments in master limited partnerships (“MLPs”) and ETFs, if any, may qualify as interests in qualified publicly traded partnerships.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership and in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in (b) above. The qualifying income and diversification requirements described above may limit the extent to which a Fund can engage in certain derivative transactions, as well as the extent to which it can invest in MLPs and certain commodity-linked ETFs.

If a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided,in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any), and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation. Any taxable income, including any net capital gain retained by a Fund, will be subject to tax at the Fund level at regular corporate rates.

In the case of net capital gain, the Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

In order to comply with the distribution requirements described above applicable to RICs, a Fund generally must make the distributions in the same taxable year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year in respect of income and gains from the prior taxable year.

If a Fund declares a distribution to shareholders of record in October, November or December of one calendar year and pays the distribution in January of the following calendar year, the Fund and its shareholders will be treated as if the Fund paid the distribution on December 31 of the earlier year.

Excise Tax

If a Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year (or December 31 of that year if the Fund is permitted to elect and so elects), plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts.

The Fund intends generally to make distributions sufficient to avoid the imposition of the 4% excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax in the taxable year ending within the calendar year.

Use of Tax Equalization

The Fund distributes its net investment income and capital gains to shareholders at least annually to the extent required to qualify as a RIC under the Code and generally to avoid U.S. federal income or excise tax. Under current law, a Fund is permitted to treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ pro-rata share of the Fund’s accumulated earnings and profits as a dividend on the Fund’s tax return. This practice, which involves the use of tax equalization, will reduce the amount of income and gains that a Fund is required to distribute as dividends to shareholders in order for the Fund to avoid U.S. federal income tax and excise tax, which may include reducing the amount of distributions that otherwise would be required to be paid to non-redeeming shareholders. A Fund’s net asset value generally will not be reduced by the amount of any undistributed income or gains allocated to redeeming shareholders under this practice and thus the total return on a shareholder’s investment generally will not be reduced as a result of this practice.

Capital Loss Carryforwards

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund is able to carry forward a net capital loss from any taxable year to offset its capital gains, if any, realized during a subsequent taxable year. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains.

If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryover losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried over, such losses are treated as short-term capital losses that first offset short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryover period.

See the Fund’s most recent annual shareholder report for the Fund’s available capital loss carryforwards, if any, as of the end of its most recently ended fiscal year.

Fund Distributions

For U.S. federal income tax purposes, distributions of investment income generally are taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter a Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income. Distributions from capital gains generally are made after applying any available capital loss carryforwards. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

If, in and with respect to any taxable year, a Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares. To the extent a Fund makes distributions of capital gains in excess of the Fund’s net capital gain for the taxable year (as reduced by any available capital loss carryforwards from prior taxable years), there is a possibility that the distributions will be taxable as ordinary dividend distributions, even though distributed excess amounts would not have been subject to tax if retained by the Fund.

Distributions are taxable as described herein whether shareholders receive them in cash or reinvest them in additional shares.

A dividend paid to shareholders in January generally is deemed to have been paid by a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

Distributions on a Fund’s shares generally are subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the shareholder paid. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares. As described above, a Fund is required to distribute realized income and gains regardless of whether the Fund’s net asset value also reflects unrealized losses.

If a Fund holds, directly or indirectly, one or more “tax credit bonds” on one or more applicable dates during a taxable year, it is possible that the Fund will elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, a shareholder will be deemed to receive a distribution of money with respect to its Fund shares equal to the shareholder’s proportionate share of the amount of such credits and be allowed a credit against the shareholder’s U.S. federal income tax liability equal to the amount of such deemed distribution, subject to certain limitations imposed by the Code on the credits involved. Even if a Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income” that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend is not treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income are treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

If the aggregate qualified dividends received by a Fund during a taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) are eligible to be treated as qualified dividend income.

In general, dividends of net investment income received by corporate shareholders of a Fund qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Tax Implications of Certain Fund Investments

References to investments by a Fund also include investments by an Underlying Fund.

Special Rules for Debt Obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the original issue discount (“OID”) is treated as interest income and is included in a Fund’s income and required to be distributed by the Fund over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If a Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such obligations.

Securities Purchased at a Premium. Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity — that is, at a premium — the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.

At-risk or Defaulted Securities. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Certain Investments in REITs. Any investment by a Fund in equity securities of real estate investment trusts qualifying as such under Subchapter M of the Code (“REITs”) may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Mortgage-Related Securities. A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Foreign Currency Transactions. Any transaction by a Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses generally will reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Foreign currency gains generally are treated as qualifying income for purposes of the 90% gross income test described above. There is a remote possibility that the Secretary of the Treasury will issue contrary tax regulations with respect to foreign currency gains that are not directly related to a RIC’s principal business of investing in stocks or securities (or options or futures with respect to stocks or securities), and such regulations could apply retroactively.

Passive Foreign Investment Companies. Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election,repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Options and Futures

In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

A Fund’s options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by a Fund’s long position in the subject security. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. These straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain positions entered into by a Fund (including regulated futures contracts, certain foreign currency positions and certain listed non-equity options) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Other Derivatives, Hedging, and Related Transactions. In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the

Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Commodity-Linked Instruments. A Fund’s investments in commodity-linked instruments can be limited by the Fund’s intention to qualify as a RIC, and can bear on the Fund’s ability to so qualify. Income and gains from certain commodity-linked instruments do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of some other commodity-linked instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

Exchange-Traded Notes, Structured Notes. The tax rules are uncertain with respect to the treatment of income or gains arising in respect of commodity-linked ETNs and certain commodity-linked structured notes; also, the timing and character of income or gains arising from ETNs can be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect a Fund’s ability to qualify for treatment as a RIC and to avoid a fund-level tax.

Book-Tax Differences. Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Investments in Other RICs. A Fund’s investments in shares of another mutual fund, an ETF or another company that qualifies as a RIC (each, an “investment company”) can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the investment company, rather than in shares of the investment company. Further, the amount or timing of distributions from a Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment company. If a Fund receives dividends from an investment company and the investment company reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

If a Fund receives dividends from an investment company and the investment company reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

Investments in Master Limited Partnerships and Certain Non-U.S. Entities. A Fund’s ability to make direct and indirect investments in MLPs and certain non-U.S. entities is limited by the Fund’s intention to qualify as a RIC, and if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. federal income tax purposes, the Fund’s status as a RIC may be jeopardized. Among other limitations, the Fund is permitted to have no more than 25% of the value of its total assets invested in qualified publicly traded partnerships, including MLPs.

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.

CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Sale, Exchange or Redemption of Shares

The sale, exchange or redemption of Fund shares may give rise to a gain or loss.

In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Tax Shelter Reporting Regulations

Under U.S. Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Foreign Taxation

Income, proceeds and gains received by a Fund (or RICs in which the Fund has invested) from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. This will decrease the Fund’s yield on securities subject to such taxes. If more than 50% of a Fund’s assets at taxable year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Foreign Shareholders

Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) interest-related dividends, and (3) short-term capital gain dividends, each as defined below and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

The exception to Withholding for “interest-related dividends” generally applies with respect to distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders but does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner was not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. The exception to withholding for “short-term capital gain dividends” applies to distributions of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders, but does not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of U.S. real property interests as described below. If a Fund invests in a RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. The Fund may report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by a Fund to foreign shareholders other than Capital Gain Dividends, interest-related dividends, and short-term capital gain dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States ,or (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below). Subject to certain exceptions (e.g., for a Fund that is a “United States real property holding corporation” as described below), a Fund is generally not required (and does not expect) to withhold on the amount of a non-dividend distribution (i.e., a distribution that is not paid out of the Fund’s current earnings and profits for the applicable taxable year or accumulated earnings and profits) when paid to its foreign shareholders.

Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE.

If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

Moreover, if a Fund were a USRPHC or, very generally, had been one in the last five years, it would be required to withhold on amounts distributed to a greater-than-5% foreign shareholder to the extent such amounts would not be treated as a dividend, i.e., are in excess of the Fund’s current and accumulated “earnings and profits” for the applicable taxable year. Such withholding generally is not required if the Fund is a domestically controlled QIE.

If a Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.

Foreign shareholders of the Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in a Fund.

Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign shareholders should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28%.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays and 30% of the gross proceeds of share redemptions or exchanges and certain capital gain dividends it pays on or after January 1, 2019. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends, interest-related dividends and short-term capital gain dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of a Fund, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.

FINANCIAL STATEMENTS

An annual shareholder report containing financial statements audited by the Trust’s independent registered public accounting firm and an unaudited semi-annual report will be sent to shareholders each year.

APPENDIX A — DESCRIPTION OF BOND RATINGS

A Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Description of Moody’s Long-Term Obligation Ratings

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C- — Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Short-Term Obligation Ratings

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s US Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels — MIG 1 through MIG 3 — while speculative grade short-term obligations are designated SG.

MIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

VMIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P Global Ratings’ (“S&P’s”), Issue Credit Ratings

A S&P’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•                  Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•                  Nature of and provisions of the obligation and the promise we impute;

•                  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings*

AAA — An obligation rated ‘AAA’ has the highest rating assigned by S&P’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C — An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D — An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR — This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P’s does not rate a particular obligation as a matter of policy.

* The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (—) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1 — A short-term obligation rated ‘A-1’ is rated in the highest category by S&P’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Description of S&P’s Municipal Short-Term Note Ratings

A S&P’s U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•                  Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•                  Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note rating symbols are as follows:

SP-1 — Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 — Speculative capacity to pay principal and interest.

Description of Fitch Ratings’ (“Fitch’s”) Credit Ratings Scales

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

Description of Fitch’s Long-Term Corporate Finance Obligations Rating Scales

Fitch long-term obligations rating scales are as follows:

AAA — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB — Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B — Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC — ‘CCC’ ratings indicate that substantial credit risk is present.

CC —‘CC’ ratings indicate very high levels of credit risk.

C — ‘C’ ratings indicate exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “—“ may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch short-term ratings are as follows:

F1 — Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 — Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B — Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C — High short-term default risk. Default is a real possibility.

RD — Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D — Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B — PROXY VOTING PROCEDURES AND GUIDELINES

B-1

PROXY VOTING PROCEDURES AND GUIDELINES

VOYA FUNDS

VOYA INVESTMENTS, LLC

Date Last Revised:  May 1, 2017

Introduction

The purpose of these Proxy Voting Procedures and Guidelines (the “Procedures”, the “Guidelines”) is to set forth the Board of Directors/Trustees of the Voya funds’ (the “Board”) instructions to Voya Investments, LLC (referred to as the “Advisor”) for the voting of proxies for each fund the Board serves as Director/Trustee (the “Funds”).

The Board may elect to delegate proxy voting to a sub-advisor of the Funds and also approve the sub-advisor’s proxy policies and procedures for implementation on behalf of such Voya fund (a “Sub-Advisor-Voted Fund”).  A Sub-Advisor-Voted Fund is not covered under these Procedures and Guidelines, except as described in the Reporting and Record Retention section below with respect to vote reporting requirements.  However, they are covered by those sub-advisor’s proxy policies, provided that the Board has approved them.

These Procedures and Guidelines incorporate principals and guidance set forth in relevant pronouncements of the Securities and Exchange Commission (“SEC”) and its staff on the fiduciary duty of the Board to ensure that proxies are voted in a timely manner and that voting decisions are in the Funds’ beneficial owners’ best interest.

The Board, through these instructions, delegates to the Advisor’s Proxy Coordinator the responsibility to vote the Funds’ proxies in accordance with these Procedures and Guidelines on behalf of the Board.  The Board further delegates to the Compliance Committee of the Board certain oversight duties regarding the Advisor’s functions as it pertains to the voting of the Funds’ proxies.

The Board directs the engagement of a Proxy Advisory Firm to be initially appointed and annually reviewed and approved by the Board.  The Proxy Coordinator is responsible for overseeing the Proxy Advisory Firm and shall direct the Proxy Advisory Firm to vote proxies in accordance with the Guidelines.

These Procedures and Guidelines will be reviewed by the Board’s Compliance Committee annually, and will be updated at such time as deemed appropriate.  No change to these Procedures and Guidelines will be made except pursuant to Board direction.  Non-material amendments, however, may be approved for immediate implementation by the Board’s Compliance Committee, subject to ratification by the full board at its next regularly scheduled meeting.

Advisor’s Roles and Responsibilities

Proxy Coordinator

The Voya Proxy Coordinator shall direct the Proxy Advisory Firm to vote proxies on behalf of the Funds and the Advisor in connection with annual and special meetings of shareholders (except those regarding bankruptcy matters and/or related plans of reorganization).

The Proxy Coordinator is responsible for overseeing the Proxy Advisory Firm (as defined in the Proxy Advisory Firm section below) and voting the Funds’ proxies in accordance with the Procedures and Guidelines on behalf of the Funds and the Advisor.  The Proxy Coordinator is authorized to direct the Proxy Advisory Firm to vote a Fund’s proxy in accordance with the Procedures and Guidelines.  Responsibilities assigned to the Proxy Coordinator, or activities that support it, may be performed by such members of the Proxy Group (as defined in the Proxy Group section below) or employees of the Advisor’s affiliates as the Proxy Group deems appropriate.

The Proxy Coordinator is also responsible for identifying and informing Counsel (as defined in the Counsel section below) of potential conflicts between the proxy issuer and the Proxy Advisory Firm, the Advisor, the Funds’ principal underwriters, or an affiliated person of the Funds.  The Proxy Coordinator will identify such potential conflicts of interest based on information the Proxy Advisory Firm periodically provides; client analyses, distributor, broker-dealer, and vendor lists; and information derived from other sources, including public filings.

Proxy Advisory Firm

The Proxy Advisory Firm is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion.  To the extent applicable, the Proxy Advisory Firm is required to provide research, analysis, and

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vote recommendations under its Proxy Voting guidelines, as well as to produce vote recommendations and/or refer all proxies in accordance with the Guidelines.

Proxy Group

The members of the Proxy Group, which may include employees of the Advisor’s affiliates, are identified in Exhibit 1, and may be amended from time to time at the Advisor’s discretion except that the Fund’s Chief Investment Risk Officer, the Fund’s Chief Compliance Officer, and the Fund’s Proxy Coordinator shall be members unless the Board determines otherwise.

Investment Professionals

The Funds’ sub-advisors and/or portfolio managers are each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”.  The Board encourages the Funds’ Investment Professionals to submit a recommendation to the Proxy Group regarding any proxy voting related proposal pertaining to the portfolio securities over which they have day-to-day portfolio management responsibility.  Additionally, when requested, Investment Professionals are responsible for submitting a recommendation to the Proxy Group regarding proxy voting related proxy contests or mergers and acquisitions involving to the portfolio securities over which they have day-to-day portfolio management responsibility.

Counsel

A member of the mutual funds legal practice group of the Advisor (“Counsel”) is responsible for determining if a potential conflict of interest is in fact deemed a conflict of interest and notifying the Chair of the Compliance Committee.

Proxy Voting Procedures

Proxy Group Oversight

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Compliance Officer) will constitute a quorum for purposes of taking action at any meeting of the Group.

The Proxy Group may meet in person or by telephone.  The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that the Proxy Coordinator follows the directions of a majority of a quorum responding via e-mail.

A Proxy Group meeting will be held whenever:

•                  The Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Guidelines.

•                  The Proxy Advisory Firm has made no recommendation on a matter and the Procedures do not provide instruction.

•                  A matter requires case-by-case consideration, including those in which the Proxy Advisory Firm’s recommendation is deemed to be materially conflicted.

•                  The Proxy Coordinator requests the Proxy Group’s input and vote recommendation on a matter.

In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Procedures or the Guidelines.

If the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Proxy Advisory Firm’s recommendation, these recommendations do not contravene any requirements of these Procedures or the Guidelines, and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a Proxy Group meeting.

For each proposal referred to the Proxy Group, it will review:

•                  The relevant Procedures and Guidelines,

•                  The recommendation of the Proxy Advisory Firm, if any,

•                  The recommendation of the Investment Professional(s), if any,

•                  Other resources that any Proxy Group member deems appropriate to aid in a determination of a recommendation.

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Vote Instruction

The vote of a simple majority of the voting members present will determine any matter submitted to a vote.  Tie votes will be resolved by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator will ensure compliance with all applicable voting and conflict of interest procedures, and will use best efforts to secure votes from as many absent members as may reasonably be accomplished, and to provide such members with a substantially similar level of relevant information as that provided at the in-person meeting.

In the event a tie vote cannot be resolved, or in the event that the vote remains a tie, the Proxy Coordinator will refer the vote to the Compliance Committee Chair for vote determination.

In the event a tie vote cannot be timely resolved in connection with a voting deadline, the Proxy Coordinator will vote in accordance with the Proxy Advisory Firm’s recommendation.

A member of the Proxy Group may abstain from voting on any given matter, provided that the member does not participate in the Proxy Group discussion(s) in connection with the vote determination.  If abstention results in the loss of quorum, the process for resolving tie votes will be observed.

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, the Proxy Group will follow the Out-of-Guidelines procedures.

The Proxy Group may vote contrary to the Guidelines based on a recommendation from an Investment Professional.

Vote Determination and Execution

These Procedures and Guidelines specify how the Funds generally will vote with respect to the proposals indicated.  Unless otherwise noted, the Proxy Group instructs the Proxy Coordinator, on behalf of the Advisor, to vote in accordance with these Procedures and Guidelines.

Within-Guidelines Votes:  Votes in Accordance with the Guidelines

In the event the Proxy Group and, where applicable, an Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Proxy Advisory Firm, through the Proxy Coordinator, to vote in this manner.

Out-of-Guidelines Votes:

•                  Votes Contrary to the Procedures and Guidelines

•                  Proxy Advisory Firm does not Provide a Recommendation and the Guidelines do not provide voting instruction

A vote would be considered Out-of-Guidelines if the:

•                  Vote is cast in circumstances where the Procedures and Guidelines provides no instruction and the Proxy Advisory Firm has made no recommendation on a matter, or

•                  Vote is contrary to the Guidelines; provided that a vote will not be deemed to be Out-of-Guidelines if the Guidelines stipulate that primary consideration will be given to input from an Investment Professional, notwithstanding that the vote appears contrary to these Procedures and Guidelines and/or the proxy Advisory Firm’s recommendation.

An Out-of-Guidelines vote is cast when the Compliance Committee or Proxy Group determines that the application of the Procedures and Guidelines is inapplicable or inappropriate under the circumstances of a case. Such votes include, but are not limited to votes cast on the recommendation of an Investment Professional.

Routine Matters

Upon instruction from the Proxy Coordinator, the Proxy Advisory Firm will submit a vote in accordance with these Procedures and Guidelines where there is a clear policy (e.g., “For,” “Against,” “Withhold,” or “Abstain”) on a proposal.

Matters Requiring Case-by-Case Consideration

The Proxy Coordinator will provide the Proxy Advisory Firm with the appropriate information from these Procedures and Guidelines to specify how the Funds generally will vote.  The Proxy Advisory Firm will review proxy materials based on these Procedures and Guidelines and will refer proxy proposals

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accompanied by its written analysis and vote recommendation to the Proxy Coordinator when these Procedures and Guidelines indicate “case-by-case.”  Additionally, the Proxy Advisory Firm will refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of these Procedures and Guidelines is unclear or appears to involve unusual or controversial issues.

Upon receipt of a referral from the Proxy Advisory Firm, the Proxy Coordinator may solicit additional research or clarification from the Proxy Advisory Firm, Investment Professional(s), or other sources.

The Proxy Coordinator will review matters requiring a case-by-case consideration to determine if the Proxy Group had previously provided the Proxy Coordinator with standing vote instructions in accordance with the Proxy Advisory Firm’s recommendation, or a provision within the Guidelines is applicable based on prior voting history.

If a matter requires input and vote determination from the Proxy Group, the Proxy Coordinator will forward the Proxy Advisory Firm’s analysis and recommendation, the Proxy Coordinator’s recommendation and/or any research obtained from the Investment Professional(s), the Proxy Advisory Firm, or any other source to the Proxy Group.  The Proxy Group may consult with the Proxy Advisory Firm and/or Investment Professional(s) as appropriate.

The Proxy Coordinator will use best efforts to convene a Proxy Group meeting with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, it is the policy of the Funds and Advisor to vote in accordance with the Proxy Advisory Firm’s recommendation.

Non-Votes:  Votes in which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under certain circumstances including:

•                  The economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of a Voya fund or proxies being considered on behalf of a Fund that is no longer in existence.

•                  The cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases when share blocking practices may impose trading restrictions on the relevant portfolio security.

In such cases, the Proxy Group may instruct the Proxy Advisory Firm, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Further, Counsel may permit the Proxy Coordinator to abstain from voting any proposal that is subject to a material conflict, provided such abstention does not have the same effect as an “against” vote, and therefore has no effect on the outcome of the vote.

The Proxy Coordinator will make reasonable efforts to secure and vote all other proxies for the Funds, particularly in markets where shareholders’ rights are limited.

Matters Requiring Further Consideration

Referrals to the Compliance Committee

If a vote is deemed Out-of-Guidelines and Counsel has determined that a material conflict of interest appears to exist with respect to the party or parties (i.e. Proxy Advisory Firm, the Advisor, underwriters, affiliates, any participating Proxy Group member, or any Investment Professional(s)) participating in the voting process, the Proxy Coordinator will refer the vote to the Compliance Committee Chair.

If an Investment Professional discloses a potential conflict of interest, and Counsel determines that the conflict of interest appears to exist, the proposal will also be referred to the Compliance Committee for review.

The Compliance Committee will be provided all recommendations (including Investment Professional(s)), analyses, research, and Conflicts Reports and any other written materials used to establish whether a conflict of interest exists, and will instruct the Proxy Coordinator how such referred proposals should be voted.

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The Proxy Coordinator will use best efforts to refer matters to the Compliance Committee for its consideration in a timely manner.  In the event any such matter cannot be referred to or considered by the Compliance Committee in a timely manner, the Compliance Committee’s standing instruction is to vote Within Guidelines.

Consultation with Compliance Committee

The Proxy Coordinator may consult the Compliance Committee Chair for guidance on behalf of the Committee if application of these Procedures and Guidelines is unclear or in connection with any unusual or controversial issue or a recommendation received from an Investment Professional.

The Compliance Committee will receive a report detailing proposals that were voted Out-of-Guidelines, Within Guidelines if the Investment Professional’s recommendation was not acted on, or was referred to the Compliance Committee.

Conflicts of Interest

The Advisor shall act in the Funds’ beneficial owners’ best interests and strive to avoid conflicts of interest.

Conflicts of interest can arise, for example, in situations where:

•                  The issuer is a vendor whose products or services are material to the Voya Funds, the Advisor or their affiliates;

•                  The issuer is an entity participating to a material extent in the distribution of the Voya Funds;

•                  The issuer is a significant executing broker dealer;

•                  Any individual that participates in the voting process for the Funds including an Investment Professional, a member of the Proxy Group, an employee of the Advisor, or Director/Trustee of the Board serves as a director or officer of the issuer; or

•                  The issuer is Voya Financial.

Potential Conflicts with a Proxy Issuer

The Proxy Coordinator is responsible for identifying and informing Counsel of potential conflicts with the proxy issuer.  In addition to obtaining potential conflict of interest information described in the Roles and Responsibilities section above, members of the Proxy Group are required to disclose to the Proxy Coordinator any potential conflicts of interests prior to discussing the Proxy Advisory Firms’ recommendation.

The Proxy Group member will advise the Proxy Coordinator in the event a Proxy Group member believes that a potential or perceived conflict of interest exists that may preclude him/her from making a vote determination in the best interests of the Funds’ beneficial owners.  The Proxy Group member may elect to recuse himself/herself from consideration of the relevant proxy or ask the Proxy Coordinator to solicit the opinion of Counsel on the matter, recusing himself/herself only in the event Counsel determines that a material conflict of interest exists.  If recusal, whether voluntary or pursuant to Counsel’s findings, does not occur prior to the member’s participation in any Proxy Group discussion of the relevant proxy, any Out-of-Guidelines Vote determination is subject to the Compliance Committee referral process.  Should members of the Proxy Group verbally disclose a potential conflict of interest, they are required to complete a Conflict of Interest Report, which will be reviewed by Counsel.

Investment Professionals are also required to complete a Conflict of Interest Report or confirm in writing that they do not have any potential conflicts of interests when submitting a vote recommendation to the Proxy Coordinator.

The Proxy Coordinator gathers and analyzes the information provided by the Proxy Advisory Firm, the Advisor, the Funds’ principal underwriters, affiliates of the Funds, Proxy Group members, Investment Professionals, and the Directors and Officers of the Funds.  Counsel will document such potential material conflicts of interest on a consolidated basis as appropriate.

The Proxy Coordinator will instruct the Proxy Advisory Firm to vote the proxy as recommended by the Proxy Group if Counsel determines that a material conflict of interest does not appear to exist with respect to a proxy issuer, any participating Proxy Group member, or any participating Investment Professional(s).

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Compliance Committee Oversight

The Proxy Coordinator will refer a proposal to the Funds’ Compliance Committee if the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a material conflict of interest appears to exist in order that the conflicted party(ies) have no opportunity to exercise voting discretion over a Fund’s proxy.

The Proxy Coordinator will refer the proposal to the Compliance Committee Chair, forwarding all information relevant to the Compliance Committee’s review, including the following or a summary of its contents:

•                  The applicable Procedures and Guidelines

•                  The Proxy Advisory Firm recommendation

•                  The Investment Professional(s)’s recommendation, if available

•                  Any resources used by the Proxy Group in arriving at its recommendation

•                  Counsel’s findings

•                  Conflicts Report(s) and/or any other written materials establishing whether a conflict of interest exists.

In the event a member of the Funds’ Compliance Committee believes he/she has a conflict of interest that would preclude him/her from making a vote determination in the best interests of the applicable Fund’s beneficial owners, the Compliance Committee member will advise the Compliance Committee Chair and recuse himself/herself with respect to the relevant proxy determinations.

Conflicts Reports

Investment Professionals, the Proxy Advisory Firm, and members of the Compliance Committee, the Proxy Group, and the Proxy Coordinator are required to disclose any potential conflicts of interest and/or confirm they do not have a conflict of interest in connection with their participation in the voting process for portfolio securities.  The Conflicts Report should describe any known relationships of either a business or personal nature that Counsel has not previously assessed, which may include communications with respect to the referral item, but excluding routine communications with or submitted to the Proxy Coordinator or Investment Professional(s) on behalf of the subject company or a proponent of a shareholder proposal.

The Conflicts Report should also include written confirmation that the Investment Professional based the recommendation in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists solely on the investment merits of the proposal and without regard to any other consideration.

Completed Conflicts Reports should be provided to the Proxy Coordinator as soon as possible and may be submitted to the Proxy Coordinator verbally, provided the Proxy Coordinator completes the Conflicts Report, and the submitter reviews and approves the Conflict Report in writing.

The Proxy Coordinator will forward all Conflicts Reports to Counsel for review.  Upon review, Counsel will provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.

Counsel will document such potential conflicts of interest on a consolidated basis as appropriate rather than maintain individual Conflicts Reports.

Assessment of the Proxy Advisory Firm

The Proxy Coordinator, on behalf of the Board and the Advisor, will assess if the Proxy Advisory Firm:

•                  Is independent from the Advisor

•                  Has resources that indicate it can competently provide analysis of proxy issues

•                  Can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners

•                  Has adequate compliance policies and procedures to:

•                  Ensure that its proxy voting recommendations are based on current and accurate information

•                  Identify and address conflicts of interest.

The Proxy Coordinator will utilize, and the Proxy Advisory Firm will comply with, such methods for completing the assessment as the Proxy Coordinator may deem reasonably appropriate.  The Proxy

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Advisory Firm will also promptly notify the Proxy Coordinator in writing of any material change to information previously provided to the Proxy Coordinator in connection with establishing the Proxy Advisory Firm’s independence, competence, or impartiality.

Information provided in connection with the Proxy Advisory Firm’s potential conflict of interest will be forwarded to Counsel for review.  Counsel will review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

Voting Funds of Funds, Investing Funds and Feeder Funds

Funds that are “Funds-of-Funds” will “echo” vote their interests in underlying mutual funds, which may include mutual funds other than the Voya funds indicated on Voya’s website (www.voyainvestments.com).  Meaning that, if the Fund-of-Funds must vote on a proposal with respect to an underlying investment company, the Fund-of-Funds will vote its interest in that underlying fund in the same proportion all other shareholders in the underlying investment company voted their interests.

However, if the underlying fund has no other shareholders, the Fund-of-Funds will vote as follows:

•                  If the Fund-of-Funds and the underlying fund are being solicited to vote on the same proposal (e.g., the election of fund directors/trustees), the Fund-of-Funds will vote the shares it holds in the underlying fund in the same proportion as all votes received from the holders of the Fund-of-Funds’ shares with respect to that proposal.

•                  If the Fund-of-Funds is being solicited to vote on a proposal for an underlying fund (e.g., a new Sub-Advisor to the underlying fund), and there is no corresponding proposal at the Fund-of-Funds level, the Board will determine the most appropriate method of voting with respect to the underlying fund proposal.

An Investing Fund (e.g., any Voya fund), while not a Fund-of-Funds will have the foregoing Fund-of-Funds procedure applied to any Investing Fund that invests in one or more underlying funds.  Accordingly:

•                  Each Investing Fund will “echo” vote its interests in an underlying fund, if the underlying fund has shareholders other than the Investing Fund.

•                  In the event an underlying fund has no other shareholders, and the Investing Fund and the underlying fund are being solicited to vote on the same proposal, the Investing Fund will vote its interests in the underlying fund in the same proportion as all votes received from the holders of its own shares on that proposal.

•                  In the event an underlying fund has no other shareholders, and there is no corresponding proposal at the Investing Fund level, the Board will determine the most appropriate method of voting with respect to the underlying fund proposal.

A fund that is a “Feeder Fund” in a master-feeder structure passes votes requested by the underlying master fund to its shareholders.  Meaning that, if the master fund solicits the Feeder Fund, the Feeder Fund will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to how it should vote its interest in an underlying master fund.

When a Voya fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures.  As such, except as described in the Reporting and Record Retention section below, Feeder Funds will not be subject to these Procedures and Guidelines.

Securities Lending

Many of the Funds participate in securities lending arrangements to generate additional revenue for the Fund.  Accordingly, the Fund will not be able to vote securities that are on loan under these types of arrangements.  However, under certain circumstances, for voting issues that may have a significant impact on the investment, the Proxy Group or Proxy Coordinator may request to recall securities that are on loan if they determine that the benefit of voting outweighs the costs and lost revenue to the Fund and the administrative burden of retrieving the securities.

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Investment Professionals may also deem a vote is “material” in the context of the portfolio(s) they manage.  Therefore, they may request that lending activity on behalf of their portfolio(s) with respect to the relevant security be reviewed by the Proxy Group and considered for recall and/or restriction.  The Proxy Group will give primary consideration to relevant Investment Professional input in its determination of whether a given proxy vote is material and the associated security accordingly restricted from lending.  The determination that a vote is material in the context of a Fund’s portfolio will not mean that such vote is considered material across all Funds voting at that meeting.  In order to recall or restrict shares on a timely basis for material voting purposes, the Proxy Coordinator, on behalf of the Proxy Group, will use best efforts to consider, and when appropriate, to act upon, such requests on a timely basis.  Requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

Reporting and Record Retention

Reporting by the Funds

Annually, as required, each Fund and each Sub-Advisor-Voted Fund will post its proxy voting record, or a link to the prior one-year period ending on June 30th on the Voya Funds’ website.  The proxy voting record for each Fund and each Sub-Advisor-Voted Fund will also be available on Form N-PX in the EDGAR database on the website of the Securities and Exchange Commission (“SEC”).  For any Voya fund that is a feeder in a master/feeder structure, no proxy voting record related to the portfolio securities owned by the master fund will be posted on the Voya funds’ website or included in the Fund’s Form N-PX; however, a cross-reference to the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be included in the Fund’s Form N-PX and posted on the Voya funds’ website.  If an underlying master fund solicited any Feeder Fund for a vote during the reporting period, a record of the votes cast by means of the pass-through process described above will be included on the Voya funds’ website and in the Feeder Fund’s Form N-PX.

Reporting to the Compliance Committee

At each regularly scheduled quarterly Compliance Committee meeting, the Compliance Committee will receive a report from the Proxy Coordinator indicating each proxy proposal, or a summary of such proposals, that was:

1.              Voted Out-of-Guidelines, including any proposals voted Out-of-Guidelines as a result of special circumstances raised by an Investment Professional;

2.              Voted Within-Guidelines in cases when the Proxy Group did not agree with an Investment Professional’s recommendation;

3.              Referred to the Compliance Committee for determination.

The report will indicate the name of the company, the substance of the proposal, a summary of the Investment Professional’s recommendation, where applicable, and the reasons for voting, or recommending, an Out-of-Guidelines Vote or, in the case of (2) above, a Within-Guidelines Vote.

Reporting by the Proxy Coordinator on behalf of the Advisor

The Advisor will maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following:

•                  A copy of each proxy statement received regarding a Fund’s portfolio securities.  Such proxy statements the issuers send are available either in the SEC’s EDGAR database or upon request from the Proxy Advisory Firm.

•                  A record of each vote cast on behalf of a Fund.

•                  A copy of any Advisor-created document that was material to making a proxy vote decision, or that memorializes the basis for that decision.

•                  A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Advisor voted proxies on behalf of a Fund.

•                  A record of all recommendations from Investment Professionals to vote contrary to the Guidelines.

•                  All proxy questions/recommendations that have been referred to the Compliance Committee, and all applicable recommendations, analyses, research, Conflict Reports, and vote determinations.

All proxy voting materials and supporting documentation will be retained for a minimum of six years, the first two years in the Advisor’s office.

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Records Maintained by the Proxy Advisory Firm

The Proxy Advisory Firm will retain a record of all proxy votes handled by the Proxy Advisory Firm.  Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act.  In addition, the Proxy Advisory Firm is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Advisor upon request.

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PROXY VOTING GUIDELINES

Introduction

Proxies must be voted in the best interest of the Funds’ beneficial owners.  The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give an indication of how Fund securities will be voted on proposals dealing with particular issues.  Nevertheless, the Guidelines are not exhaustive, do not include all potential voting issues, and proposals may be addressed, as necessary, on a CASE-BY-CASE basis rather than according to the Guidelines, factoring in the merits of the rationale and disclosure provided.

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application.  All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

The Board encourages Investment Professionals to submit a recommendation to the Proxy Group regarding proxy voting related to the portfolio securities over which they have day-to-day portfolio management responsibility.  Recommendations from the Investment Professionals may be submitted or requested in connection with any proposal and are likely to be requested with respect to proxies for private equity or fixed income securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues.

These policies may be overridden in any case as provided for in the Procedures.  Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement, or other legal requirement to which an issuer may be or become subject.  No proposal shall be supported whose implementation would contravene such requirements.

General Policies

The Funds’ policy is generally to support the recommendation of the relevant company’s management when the Proxy Advisory Firm’s recommendation also aligns with such recommendation and to vote in accordance with the Proxy Advisory Firm’s recommendation when management has made no recommendation.  However, this policy will not apply to CASE-BY-CASE proposals for which a contrary recommendation from the relevant Investment Professional(s) is being utilized.

Investment Professionals input will be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund if they involve merger transactions/corporate restructurings, proxy contests, fixed income or private equity securities, or unusual or controversial issues.

The Fund’s policy is to not support proposals that would impose a negative impact on existing rights of the Funds’ beneficial owners to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.  Depending on the relevant market, appropriate opposition may be expressed as an ABSTAIN, AGAINST, or WITHHOLD vote.

International Policies

Companies incorporated outside the U.S. are subject to the foregoing U.S. Guidelines if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the SEC.  Where applicable, certain U.S. Guidelines may also be applied to companies incorporated outside the U.S., e.g., companies with a significant base of U.S. operations and employees.  However, the following provide for differing regulatory and legal requirements, market practices, and political and economic systems existing in various international markets.

Funds will vote AGAINST international proxy proposals when the Proxy Advisory Firm recommends voting AGAINST such proposal because relevant disclosure by the company, or the time provided for consideration of such disclosure, is inadequate.

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The Funds will consider proposals that are associated with a firm AGAINST vote on a CASE-BY-CASE basis if the Proxy Advisory Firm recommends their support when:

•                  The company or market transitions to better practices (e.g., having committed to new regulations or governance codes);

•                  The market standard is stricter than the Fund’s guidelines; or

•                  It is the more favorable choice when shareholders must choose between alternate proposals.

Proposal Specific Policies

As mentioned above, these policies may be overridden in any case as provided for in the Procedures.  Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.

Proxy Contests:

Consider votes in contested elections on a CASE-BY-CASE basis, with primary consideration given to input from the relevant Investment Professional(s).

Uncontested Proxies:

1-             The Board of Directors

Overview

The Funds will lodge disagreement with a company’s policies or practices by withholding support from the relevant proposal rather than from the director nominee(s) to which the Proxy Advisory Firm assigns a correlation.  Support will be withheld from directors deemed responsible for governance shortfalls.  If the director(s) are not standing for election (e.g., the board is classified), support will not be withheld from others in their stead.  When a determination is made to withhold support due to concerns other than those related to an individual director’s independence or actions, responsibility may be attributed to the entire board, a committee, or an individual, taking into consideration whether the desired effect is to send a message or to remove the director from service. The Funds’ approach is to apply the following vote accountability guideline (“Vote Accountability Guideline”):

•                  Board chair or relevant committee chair

•                  Lead director or committee member(s)

•                  All incumbent board members.

The Funds will vote FOR directors in connection with issues raised by the Proxy Advisory Firm if the director did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Proxy Advisory Firm.

Vote with the Proxy Advisory Firm’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

In cases where a director holds more than one board seat and corresponding votes, manifested as one seat as a physical person plus an additional seat as a representative of a legal entity, generally vote with the Proxy Advisory Firm’s recommendation to withhold support from the legal entity and vote on the physical person.

Vote with the Proxy Advisory Firm’s recommendation to withhold support from directors for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification, or determination not to accept appointment).

WITHHOLD support from directors or slates of directors when they are presented in a manner not aligned with market best practice and/or regulation, irrespective of meeting independence requirements, such as:

•                  Bundled slates of directors (e.g., Canada, France, Hong Kong, or Spain);

•                  In markets with term lengths capped by regulation or market practice, directors whose terms exceed the caps or are not disclosed; or

•                  Directors whose names are not disclosed in advance of the meeting or far enough in advance relative

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to voting deadlines to make an informed voting decision.

•                  For companies with multiple slates in Italy, follow the Proxy Advisory Firm’s standards for assessing which slate is best suited to represent shareholder interests.

Independence

Director and Board/Committee Independence

The Fund will consider the relevant country or market listing exchange and the Proxy Advisory Firm’s standards with respect to determining director independence and Board/Committee independence levels.  Note:  Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

The Fund’s will consider non-independent directors standing for election on a CASE-BY-CASE basis when the full board or committee does not meet the market independence requirements.

•                  WITHHOLD support from the fewest non-independent directors including the Founder, Chairman or CEO if their removal would achieve the independence requirements across the remaining board, except that support may be withheld from additional directors whose relative level of independence cannot be differentiated, or the number required to achieve the independence requirements is equal to or greater than the number of non-independent directors standing for election.

•                  WITHHOLD support from slates of directors if the board’s independence cannot be ascertained due to inadequate disclosure or when the board’s independence does not meet the applicable independence requirements of the relevant exchange.

•                  WITHHOLD support from key committee slates if they contain non-independent directors in the election.

•                  WITHHOLD support from non-independent directors if the full board serves or the board has not established such a committee, and relevant country or market listing exchange requires the establishment of such committee.

Self-Nominated/Shareholder-Nominated Director Candidates

Consider self-nominated or shareholder-nominated director candidates on a CASE-BY-CASE basis. WITHHOLD support from the candidate when:

•                  Adequate disclosure has not been provided (e.g., rationale for candidacy and candidate’s qualifications relative to the company);

•                  A candidate will not be supported if the candidate’s agenda is not in line with the long-term best interests of the company; or

•                  Cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Management Proposals Seeking Non-Board Member Service on Key Committees

Vote AGAINST proposals that permit non-board members to serve on the audit, remuneration (compensation), or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s) except where best market practice otherwise dictates.

Consider other concerns regarding committee members on a CASE-BY-CASE basis.

Shareholder Proposals Regarding Board/Key Committee Independence

•                  Vote AGAINST shareholder proposals seeking to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

•                  Vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.

•                  Vote AGAINST shareholder proposals asking that the independence be greater than that required by the country or market listing exchange.

Board Member Roles and Responsibilities

The Funds generally will review issues of the corresponding proposal (e.g., advisory vote on executive compensation or auditor ratification) rather than on the board or relevant committee members.

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Attendance

WITHHOLD support from a director who, during both of the most recent two years, has served on the board during the two-year period but attended less than 75 percent of the board and committee meetings without a valid reason for the absences or if the two-year attendance record cannot be ascertained from available disclosure (e.g., the company did not disclose which director(s) attended less than 75 percent of the board and committee meetings during the director’s period of service without a valid reason for the absences).

The two-year attendance policy shall be applied to attendance of statutory auditors at Japanese companies.

Over-boarding

Vote FOR directors without regard to “over-boarding” issues, unless when in conjunction with attendance issues during the most recent year.  Consider such circumstances on a CASE-BY-CASE basis.

Vote AGAINST shareholder proposals limiting the number of public company boards on which a director may serve.

Combined Chairman / CEO Role

Vote FOR directors without regard to recommendations that the position of chairman should be separate from that of CEO, or should otherwise required to be independent, unless other concerns requiring CASE-BY-CASE consideration are raised (e.g., former CEOs proposed as board chairmen in markets, such as the United Kingdom, for which best practice recommends against such practice).

Vote AGAINST shareholder proposals requiring that the positions of chairman and CEO be held separately, unless significant corporate governance concerns have been cited.  Consider such circumstances on a CASE-BY-CASE basis.

Cumulative/Net Voting Markets (e.g., Russia)

When cumulative or net voting applies, generally follow the Proxy Advisory Firm’s approach to vote FOR nominees asserted by the issuer to be independent, irrespective of key committee membership, even if independence disclosure or criteria fall short of the Proxy Advisory Firm’s standards.

Board Accountability

Vote FOR the top executive at companies in Japan if the only reason the Proxy Advisory Firm’s Withhold recommendation is due to the company underperforming in terms of capital efficiency or company performance; e.g. net losses or low return on equity (ROE) .

Compensation Practices (U.S. and Canada)

It is the Funds’ policy that matters of compensation are best determined by an independent board and compensation committee.  Therefore, support may be withheld from compensation committee members whose actions or disclosure do not appear to support compensation practices aligned with the best interests of the company and its shareholders.

Where applicable, votes on compensation committee members in connection with compensation practices should be considered on a CASE-BY-CASE basis:

•                  Say on pay responsiveness.  Compensation committee members opposed by the Proxy Advisory Firm for failure to sufficiently address compensation concerns prompting significant opposition to the most recent say on pay vote will be considered on a CASE-BY-CASE basis, factoring in considerations such as level of shareholder opposition, subsequent actions taken by the compensation committee, and level of responsiveness disclosure.

•                  Say on pay frequency.  WITHHOLD support according to the Vote Accountability Guideline if the Proxy Advisory Firm opposes directors because the company has implemented a say on pay schedule that is less frequent than the frequency most recently preferred by at least a plurality of shareholders.

•                  Commitments.  Vote FOR compensation committee members receiving an adverse recommendation due to problematic pay practices or thresholds (e.g. burn rate) if the company makes a public commitment (e.g., via a Form 8-K filing) to rectify the practice on a going-forward basis.  However, consider on a CASE-BY-CASE basis if the company does not rectify the practice by the following

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year’s annual general meeting.

For all other markets in which the issuer has not followed market practice by submitting a resolution on executive compensation, consider remuneration committee members on a CASE-BY-CASE basis.

Accounting Practices

Vote FOR audit committee members, or the company’s CEO or CFO if nominated as directors, who did not serve on the committee or did not have responsibility over the relevant financial function, during the majority of the time period relevant to the concerns cited.

Consider audit committee members and the company’s CEO and CFO, if nominated as directors, on a CASE-BY-CASE basis if poor accounting practice concerns are raised, factoring in considerations such as:

•                  If the audit committee failed to remediate known on-going material weaknesses in the company’s internal controls for more than a year.

•                  If the company has not yet had a full year to remediate the concerns since the time they were identified.

•                  If the company has taken adequate steps to remediate the concerns cited, which would typically include removing or replacing the responsible executives, and if the concerns are not re-occurring.

Consider on a CASE-BY-CASE basis audit committee members if the company has failed to disclose auditors’ fees and has not provided an auditor ratification or remuneration proposal for shareholder vote.

Problematic Actions

Consider on a CASE-BY-CASE basis when the Proxy Advisory Firm recommends withholding support due to assessment that a director acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, or due to other material failures or problematic actions, factoring in the merits of the director’s performance, rationale, and disclosure provided.

WITHHOLD support from directors when the Proxy Advisory Firm recommends withholding support due to the board unilaterally adopting by-law amendments that have a negative impact on existing shareholder rights or functions as a diminution of shareholder rights.  Consider on a CASE-BY-CASE basis if all directors are under consideration.

Consider directors on a CASE-BY-CASE basis for concerns related to scandals, malfeasance, or negligent internal controls at the company, or that of an affiliate, when:

•                  Culpability can be attributed to the director (e.g., director manages or is responsible for the relevant function); or

•                  The director has been directly implicated, resulting in arrest, criminal charge, or regulatory sanction.

Vote FOR directors when the above factors have not been triggered.

Vote FOR a director if the Proxy Advisory Firm cites concerns regarding actions in connection with a director’s service on an unaffiliated board and the company has provided adequate rationale regarding the appropriateness of the director to serve on the board under consideration.

Consider on a CASE-BY-CASE basis when the Proxy Advisory Firm recommends withholding support from any director due to share pledging concerns, factoring in the pledged amount, unwind time, and any historical concerns being raised.  Responsibility will be assigned to the pledgor, where the pledged amount and unwind time are deemed significant and, therefore, an unnecessary risk to the company.

Anti-Takeover Measures

WITHHOLD support according to the Vote Accountability Guideline if the company implements excessive anti-takeover measures, including failure to remove restrictive poison pill features or to ensure a pill’s expiration or timely submission to shareholders for vote, unless a company has implemented a policy that should reasonably prevent abusive use of its poison pill.

Board Responsiveness

Vote FOR if the majority-supported shareholder proposal has been reasonably addressed or the Funds’ Guidelines or voting record did not support the relevant proposal or issue.

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•                  In the U.S., proposals seeking shareholder ratification of a poison pill may be deemed reasonably addressed if the company has implemented a policy that should reasonably prevent abusive use of the pill.

WITHHOLD support according to the Vote Accountability Guideline if the majority-supported shareholder proposal at issue is supported under these Guidelines and the board has not disclosed a credible rationale for not implementing the proposal.

If the board has not acted upon a director who did not receive shareholder support representing a majority of the votes cast at the previous annual meeting, consider directors on a CASE-BY-CASE basis.

Vote FOR when:

•                  The issue relevant to the majority negative vote has been adequately addressed or cured, which may include disclosure of the board’s rationale; or

•                  The Funds’ Guidelines or voting record do not support the relevant proposal or issue causing the majority negative vote.

WITHHOLD support according to the Vote Accountability Guideline if the above provisions have not been satisfied.

Board—Related Proposals

Classified/Declassified Board Structure

Vote AGAINST proposals to classify the board unless the proposal represents an increased frequency of a director’s election in the staggered cycle (e.g., seeking to move from a three-year cycle to a two-year cycle).

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Board Structure

Vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Vote AGAINST shareholder proposals to impose new board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent and corporate governance concerns have been identified.

For companies in Japan, generally follow the Proxy Advisory Firm’s approach to proposals seeking a board structure that would provide greater independence oversight of management and the board.

Board Size

Vote FOR proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations; however, vote AGAINST if seeking to remove shareholder approval rights.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability in connection with monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond legal expenses to acts that are more serious violations of fiduciary obligation, such as negligence.

Director and Officer Indemnification and Liability Protection (International)

Vote in accordance with the Proxy Advisory Firm’s standards (e.g. overly broad provisions).

Discharge of Management/Supervisory Board Members (International)

Vote FOR management proposals seeking the discharge of management and supervisory board members (including when the proposal is bundled), unless concerns are raised about the past actions of the company’s auditors or directors, or legal or regulatory action is being taken against the board by other shareholders.

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Vote FOR such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the company or its board.

Establish Board Committee

Vote FOR shareholder proposals that seek creation of a key committee of the board, unless the company claims an exemption of the listing exchange or the committee is not required under the listing exchange.

Vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.

Filling Board Vacancies / Removal of Directors

Vote AGAINST proposals that allow directors to be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that allow only continuing directors to elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Stock Ownership Requirements

Vote AGAINST such shareholder proposals.

Term Limits / Retirement Age

Vote FOR management proposals and AGAINST shareholder proposals limiting the tenure of outside directors or imposing a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards).

2-             Compensation

Frequency of Advisory Votes on Executive Compensation

Vote FOR proposals seeking an annual say on pay, and AGAINST those seeking less frequent.

Proposals to Provide an Advisory Vote on Executive Compensation (Canada)

Vote FOR, with a preference for an ANNUAL vote.

Executive Pay Evaluation

Advisory Votes on Executive Compensation (Say on Pay) and Remuneration Reports or Committee Members in Absence of Such Proposals

Vote FOR management proposals seeking ratification of the company’s executive compensation structure unless the program includes practices or features not supported under these Guidelines, and the proposal receives a negative recommendation from the Proxy Advisory Firm.

Listed below are examples of compensation practices and provisions, and respective consideration treatment under the Guidelines, factoring in whether the company has provided reasonable rationale/disclosure for such factors or the proposal as a whole.

Consider on a CASE-BY-CASE basis:

•                  Single Trigger Equity Provisions

•                  Short-Term Investment Plans where the board has exercised discretion to exclude extraordinary items.

•                  Retesting in connection with achievement of performance hurdles

•                  Long-Term Incentive Plans where executives already hold significant equity positions.

•                  Long-Term Incentive Plans where the vesting or performance period is too short or stringency of the performance criteria is called into question.

•                  Pay Practices (or combination of practices) that appear to have created a misalignment between CEO pay and performance with regard to shareholder value.

•                  Long-Term Incentive Plans that lack an appropriate equity component (e.g., “cash-based only”).

•                  Excessive levels of discretionary bonuses, recruitment awards, retention awards, non-compete payments, severance/termination payments, perquisites (unreasonable levels in context of total compensation or purpose of the incentive awards or payouts).

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Vote AGAINST:

•                  Provisions that permit or give the Board sole discretion for repricing, replacement, buy back, exchange, or any other form of alternative options.  (Note: cancellation of options would not be considered an exchange unless the cancelled options were re-granted or expressly returned to the plan reserve for reissuance.)

•                  Single Trigger Cash Severance Provisions in new or materially amended plans, contracts, or payments that do not require an actual change in control in order to be triggered, or such provisions that are maintained in agreements previously opposed by a Fund.

•                  Named executives officers have material input into setting their pay.

•                  Short-Term Incentive Plans where treatment of payout factors has been inconsistent (e.g., exclusion of losses but not gains).

•                  For companies in international markets, plans provide for contract or notice periods or severance/termination payments that exceed market practices, e.g., relative to multiple of annual compensation.

Golden Parachutes

Votes with respect to Golden Parachutes should be determined on a CASE-BY-CASE basis.  Features that will be considered include:

•                  Single- or modified-single-trigger cash severance.

•                  Excessive payout.

•                  Recent material amendments or new agreements that incorporate problematic features.

•                  CEO/NEO remains employed by merged/acquired company.

Equity-Based and Other Incentive Plans Including OBRA

Equity Compensation

Consider on a CASE-BY-CASE basis compensation and employee benefit plans, including those in connection with OBRA, or the issuance of shares in connection with such plans.  Vote the plan or issuance based on factors and related vote treatment under the Executive Pay Evaluation section above or based on circumstances specific to such equity plans as follows:

Vote FOR the plan, if:

•                  Board independence is the only concern

•                  Amendment places a cap on annual grants

•                  Amendment adopts or changes administrative features to comply with Section 162(m) of OBRA

•                  Amendment adds performance-based goals to comply with Section 162(m) of OBRA

•                  Cash or cash-and-stock bonus components are being approved for exemption from taxes under Section 162(m) of OBRA

•                  Give primary consideration to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.

Vote AGAINST if the plan:

•                  Exceeds recommended costs (U.S. or Canada).

•                  Incorporates share allocation disclosure methods that prevent a cost or dilution assessment.

•                  Exceeds recommended burn rates and/or dilution limits, including cases in which dilution cannot be fully assessed (e.g., due to inadequate disclosure).

•                  Allows deep or near-term discounts (or the equivalent, such as dividend equivalents on unexercised options) to executives or directors.

•                  Provides for retirement benefits or equity incentive awards to outside directors if not in line with market practice.

•                  Allows financial assistance to executives, directors, subsidiaries, affiliates, or related parties that is not in line with market practice.

•                  Allows plan administrators to benefit from the plan as potential recipients.

•                  Allows for an overly liberal change in control definition.  (This refers to plans that would reward recipients even if the event does not result in an actual change in control or results in a change in control but does not terminate the employment relationship.)

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•                  Allows for post-employment vesting or exercise of options if deemed inappropriate.

•                  Allows plan administrators to make material amendments without shareholder approval.

•                  Allows procedure amendments that do not preserve shareholder approval rights.

Amendment Procedures for Equity Compensation Plans and Employee Stock Purchase Plans (ESPPs) (Toronto Stock Exchange Issuers)

Vote AGAINST if the amendment procedures do not preserve shareholder approval rights.

Stock Option Plans for Independent Internal Statutory Auditors (Japan)

Vote AGAINST.

Matching Share Plans

Vote AGAINST if the matching share plan does not meet recommended standards, considering holding period, discounts, dilution, participation, purchase price, or performance criteria.

Employee Stock Purchase Plans or Capital Issuance in Support Thereof

Voting decisions are generally based on the Proxy Advisory Firm’s approach to evaluating such proposals.

Director Compensation

Non-Executive Director Compensation

Vote FOR cash-based proposals.

Consider on a CASE-BY-CASE basis equity-based proposals.

Bonus Payments (Japan)

Vote FOR if all payments are for directors or auditors who have served as executives of the company, and AGAINST if any payments are for outsiders.

Bonus Payments — Scandals

Vote AGAINST bonus proposals for a retiring director or continuing director or auditor when culpability can be attributed to the nominee.

Consider on a CASE-BY-CASE basis bundled bonus proposals for retiring directors or continuing directors or auditors when culpability cannot be attributed to all nominees.

Severance Agreements

Vesting of Equity Awards upon Change in Control

Vote FOR management proposals seeking a specific treatment (e.g., double trigger or pro-rata) of equity that vests upon change in control, unless evidence exists of abuse in historical compensation practices.

Vote AGAINST shareholder proposals regarding the treatment of equity if:

•                  The change in control cash severance provisions are double-triggered; and

•                  The company has provided a reasonable rationale regarding the treatment of equity.

Executive Severance or Termination Arrangements, including those Related to Executive Recruitment or Retention

Vote FOR such compensation arrangements if:

•                  The primary concerns raised would not result in a negative vote, under these Guidelines, on a management say on pay proposal, the relevant board or committee member(s);

•                  The company has provided adequate rationale and/or disclosure; or

•                  Support is recommended as a condition to a major transaction such as a merger.

Treatment of Cash Severance Provisions

Vote AGAINST new or materially amended plans, contracts, or payments that include single trigger change in control cash severance provisions or do not require an actual change in control in order to be triggered.

Vote FOR shareholder proposals seeking double triggers on change in control cash severance provisions.

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Compensation-Related Shareholder Proposals

Executive and Director Compensation

Vote AGAINST shareholder proposals that seek to impose new compensation structures or policies, unless evidence exists of abuse in historical compensation practices.

Holding Periods

Vote AGAINST shareholder proposals requiring mandatory periods for officers and directors to hold company stock.

Submit Severance and Termination Payments for Shareholder Ratification

Vote FOR shareholder proposals to submit executive severance agreements for shareholder ratification, if such proposals specify change in control events, supplemental executive retirement plans, or deferred executive compensation plans, or if ratification is required by the listing exchange.

3-             Audit-Related

Auditor Ratification and/or Remuneration

Vote FOR management proposals except in such cases as indicated below.

Consider on a CASE-BY-CASE basis if:

•                  The Proxy Advisory Firm raises questions of disclosure or auditor independence; or

•                  Total fees for non-audit services exceed 50 percent of the total auditor fees (including audit-related fees, and tax compliance and preparation fees if applicable) and the company has not provided adequate rationale regarding the non-audit fees.  (For purposes of this review, fees deemed to be reasonable, non-recurring exceptions to the non-audit fee category (e.g., significant, one-time events such as those related to an IPO) will be excluded).

•                  There is evidence of excessive compensation relative to the size and nature of the company.

Vote AGAINST if the company has failed to disclose auditors’ fees.

Vote FOR shareholder proposals asking the company to present its auditor annually for ratification.

Auditor Independence

Consider on a CASE-BY-CASE basis shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).

Audit Firm Rotation

Vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

Indemnification of Auditors

Vote AGAINST the indemnification of auditors.

Independent Statutory Auditors (Japan)

Vote AGAINST if the candidate is affiliated (e.g., if the nominee has worked a significant portion of his career for the company, its main bank, or one of its top shareholders.)

Vote AGAINST incumbent directors at companies implicated in scandals or exhibiting poor internal controls.

Vote FOR remuneration as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meet exchange or market standards for independence.

4-             Shareholder Rights and Defenses

Advance Notice for Shareholder Proposals

Vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the company.

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Corporate Documents / Article and Bylaw Amendments or Related Director Actions

Vote FOR if the change or policy is editorial in nature or if shareholder rights are protected.

Vote AGAINST if it seeks to impose a negative impact on shareholder rights or diminishes accountability to shareholders, including where the company failed to opt out of a law that effects shareholder rights (e.g. staggered board).

With respect to article amendments for Japanese companies:

•                  Vote FOR management proposals to amend a company’s articles to expand its business lines in line with its current industry.

•                  Vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

•                  If anti-takeover concerns exist, vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•                  Follow the Proxy Advisory Firm’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a creeping takeover or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Majority Voting Standard

Vote FOR proposals seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, provided they contain a plurality carve-out for contested elections, and provided such standard does not conflict with law in which the company is incorporated.

Vote FOR amendments to corporate documents or other actions promoting a majority standard.  (See also Section 8. Mutual Fund Proxies.)

Cumulative Voting

Vote FOR shareholder proposals to restore or permit cumulative voting.

Vote AGAINST management proposals to eliminate cumulative voting if the company:

•                  Is controlled;

•                  Maintains a classified board of directors; or

•                  Maintains a dual class voting structure.

Proposals may be supported irrespective of classified board status if a company plans to declassify its board or adopt a majority voting standard.

Confidential Voting

Vote FOR management proposals to adopt confidential voting.

Vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•                  In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•                  If the dissidents agree, the policy remains in place.

•                  If the dissidents do not agree, the confidential voting policy is waived.

Fair Price Provisions

Consider proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Poison Pills

Votes will be cast in a manner that seeks to preserve shareholder value and the right to consider a valid

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offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers, or repurchases) that can reasonably be construed as an anti-takeover measure, based on the Proxy Advisory Firm’s approach to evaluating such proposals.

DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations.

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless:

•                  Shareholders have approved adoption of the plan;

•                  A policy has already been implemented by the company that should reasonably prevent abusive use of the pill; or

•                  The board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Consider on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Proxy Access

Consider on a CASE-BY-CASE basis shareholder proposals to provide shareholders with access to management’s proxy material in order to nominate their own candidates(s) to the board.  Consider on a CASE-BY-CASE basis shareholder and management proposals that appear on  the same agenda.

Vote FOR management proposals also supported by the Proxy Advisory Firm.

Quorum Requirements

Consider on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Exclusive Forum

Vote FOR management proposals to designate Delaware or New York as the exclusive forum for certain legal actions as defined by the company (“Exclusive Forum”) if the company’s state of incorporation is the same as its proposed Exclusive Forum, otherwise consider on a CASE-BY-CASE basis.

Reincorporation Proposals

Consider proposals to change a company’s state of incorporation on a CASE-BY-CASE basis.

Vote FOR management proposals not assessed as:

•                  A potential takeover defense; or

•                  A significant reduction of minority shareholder rights that outweigh the aggregate positive impact, but if so assessed, weighing management’s rationale for the change.

Vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.

Vote AGAINST shareholder reincorporation proposals not also supported by the company.

Shareholder Advisory Committees

Consider on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Right to Call Special Meetings

Consider management proposals to permit shareholders to call special meetings on a CASE-BY-CASE basis.

Vote FOR shareholder proposals that provide shareholders with the ability to call special meetings when either of the following applies:

•                  Company does not currently permit shareholders to do so;

•                  Existing ownership threshold is greater than 25 percent; or

•                  Sole concern relates to a net-long position requirement.

Written Consent

Vote AGAINST shareholder proposals seeking the right to act by written consent if the company:

•                        Permits shareholders to call special meetings;

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•                        Does not impose supermajority vote requirements on business combinations/actions (e.g., a merger or acquisition) and on bylaw or charter amendments; and

•                        Has otherwise demonstrated its accountability to shareholders (e.g., the company has reasonably addressed majority-supported shareholder proposals).

Consider management proposals to eliminate the right to act by written consent on a CASE-BY-CASE basis, voting FOR if the above conditions are present.

Vote FOR shareholder proposals seeking the right to act by written consent if the above conditions are not present.

State Takeover Statutes

Consider on a CASE-BY-CASE basis proposals to opt-in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Supermajority Shareholder Vote Requirement

Vote AGAINST proposals to require a supermajority shareholder vote and FOR proposals to lower supermajority shareholder vote requirements; except,

Consider on a CASE-BY-CASE basis if the company has shareholder(s) with significant ownership levels and the retention of existing supermajority requirements would protect minority shareholder interests.

Time-Phased Voting

Vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

5-             Capital and Restructuring

Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines on a CASE-BY-CASE basis, voting with the Proxy Advisory Firm’s recommendation unless a contrary recommendation from the relevant Investment Professional(s) is utilized.

Vote AGAINST proposals authorizing excessive discretion to a board.

Capital

Common Stock Authorization

Consider proposals to increase the number of shares of common stock authorized for issuance on a CASE-BY-CASE basis.  The Proxy Advisory Firm’s proprietary approach of determining appropriate thresholds will be utilized in evaluating such proposals.  In cases where the requests are above the allowable threshold, a company-specific qualitative review (e.g., considering rationale and prudent historical usage) will be utilized.

Vote FOR proposals within the Proxy Advisory Firm’s allowable thresholds, or those in excess but meeting Proxy Advisory Firm’s qualitative standards, to authorize capital increases, unless the company states that the stock may be used as a takeover defense.

Vote FOR proposals to authorize capital increases exceeding the Proxy Advisory Firm’s thresholds when a company’s shares are in danger of being delisted.

Notwithstanding the above, vote AGAINST:

•                  Proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines (e.g., merger or acquisition proposals).

Dual Class Capital Structures

Vote AGAINST:

•                  Proposals to create or perpetuate dual class capital structures (e.g., exchange offers, conversions, and recapitalizations) unless supported by the Proxy Advisory Firm (e.g., utilize a one share, one vote standard, to avert bankruptcy or generate non-dilutive financing, or not designed to increase the

23

voting power of an insider or significant shareholder).

•                  Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures.

However, consider such proposals CASE-BY-CASE if:

•                  Bundled with favorable proposal(s);

•                  Approval of such proposal(s) is a condition of such favorable proposal(s); or

•                  Part of a recapitalization for which support is recommended by the Proxy Advisory Firm or relevant Investment Professional(s).

Consider management proposals to eliminate or make changes to dual class capital structures on a CASE-BY-CASE basis, voting with the Proxy Advisory Firm’s recommendation.

Vote FOR shareholder proposals to eliminate dual class capital structures unless the relevant Fund owns a class with superior voting rights.

General Share Issuances / Increases in Authorized Capital (International)

Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Voting decisions to determine support for requests for general issuances (with or without preemptive rights), authorized capital increases, convertible bonds issuances, warrants issuances, or related requests to repurchase and reissue shares, will be based on the Proxy Advisory Firm’s assessment.

Preemptive Rights

Consider on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them.  In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock, unless doing so raises other concerns not otherwise supported under these Guidelines.

Preferred Stock

Utilize the Proxy Advisory Firm’s approach for evaluating issuances or authorizations of preferred stock, taking into account the Proxy Advisory Firm’s support of special circumstances, such as mergers or acquisitions, as well as the following criteria:

Consider on a CASE-BY-CASE basis proposals to increase the number of shares of blank check preferred shares or preferred stock authorized for issuance.  This approach incorporates both qualitative and quantitative measures, including a review of:

•                  Past performance (e.g., board governance, shareholder returns and historical share usage); and

•                  The current request (e.g., rationale, whether shares are blank check and declawed, and dilutive impact as determined through the Proxy Advisory Firm’s model for assessing appropriate thresholds).

Vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or not utilize a disparate voting rights structure.

Vote AGAINST where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense.

Vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

24

Preferred Stock (International)

Voting decisions should generally be based on the Proxy Advisory Firm’s approach, including:

•                  Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•                  Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Proxy Advisory Firm’s guidelines on equity issuance requests.

•                  Vote AGAINST the creation of:

(1) a new class of preference shares that would carry superior voting rights to the common shares, or

(2) blank check preferred stock, unless the board states that the authorization will not be used to thwart a takeover bid.

Shareholder Proposals Regarding Blank Check Preferred Stock

Vote FOR shareholder proposals requesting to have shareholder ratification of blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected parties.

Vote FOR management proposals to cancel repurchased shares.

Vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market.

Consider shareholder proposals seeking share repurchase programs on a CASE-BY-CASE basis, giving primary consideration to input from the relevant Investment Professional(s).

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Proxy Advisory Firm’s allowable thresholds.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.

In the event that the split constitutes a capital increase effectively exceeding the Proxy Advisory Firm’s allowable threshold because the request does not proportionately reduce the number of shares authorized, consider management’s rationale and/or disclosure, voting FOR, but not supporting additional requests for capital increases on the same agenda.

Allocation of Income and Dividends (International)

With respect to Japanese and South Korean companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, voting with the Proxy Advisory Firm’s recommendations to oppose such proposals when:

•                  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•                  The payout is excessive given the company’s financial position.

Vote FOR such management proposals by companies in other markets.

Vote AGAINST proposals where companies are seeking to establish or maintain disparate dividend distributions between stockholders of the same share class (e.g., long-term stockholders receiving a higher dividend ratio (“Loyalty Dividends”)).

In any market, in the event multiple proposals regarding dividends are on the same agenda, consider on a CASE-BY-CASE basis.

25

Stock (Scrip) Dividend Alternatives (International)

Vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Tracking Stock

Consider the creation of tracking stock on a CASE-BY-CASE basis, giving primary consideration to the input from the relevant Investment Professional(s).

Capitalization of Reserves (International)

Vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares, unless concerns not otherwise supported under these Guidelines are raised by the Proxy Advisory Firm.

Debt Instruments and Issuance Requests (International)

Vote AGAINST proposals authorizing excessive discretion to a board to issue or set terms for debt instruments (e.g., commercial paper).

Vote FOR debt issuances for companies when the gearing level (current debt-to-equity ratio) is between zero and 100 percent.

Vote AGAINST proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, unless the Proxy Advisory Firm’s approach to evaluating such requests results in support of the proposal.

Acceptance of Deposits (India)

Voting decisions generally are based on the Proxy Advisory Firm’s approach to evaluating such proposals.

Debt Restructurings

Consider on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Financing Plans (International)

Vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Investment of Company Reserves (International)

Consider proposals on a CASE-BY-CASE basis.

Restructuring

Mergers and Acquisitions / Corporate Restructurings

Vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is recommended by the Proxy Advisory Firm or relevant Investment Professional(s).

Votes will be reviewed on a CASE-BY-CASE basis with voting decisions based on the Proxy Advisory Firm’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional(s).

Waiver on Tender-Bid Requirement (International)

Consider proposals on a CASE-BY-CASE basis if seeking a waiver for a major shareholder or concert party from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request.

Related Party Transactions (International)

Vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter, contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty), or is deemed likely to have a negative impact on director or related party independence.

26

6-             Environmental and Social Issues

Environmental and Social Proposals

Boards of directors and company management are responsible for guiding the corporation in connection with matters that are most often the subject of shareholder proposals on environmental and social issues.  Such matters may include:

•                  Ensuring that the companies they oversee comply with applicable legal, regulatory and ethical standards;

•                  Effectively managing risk, and

•                  Assessing and addressing matters that may have a financial impact on shareholder value.

The Funds will vote in accordance with the board’s recommendation on such proposals based on the guidelines below.

The Funds will vote AGAINST shareholder proposals seeking to:

•                  Dictate corporate conduct;

•                  Impose excessive costs or restrictions;

•                  Duplicate policies already substantially in place; or

•                  Release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.

Certain instances will be considered CASE-BY-CASE.  If it appears that both:

•                  The stewardship has fallen short as evidenced by the company’s failure to align its actions and disclosure with market practice and that of its peers; or

•                  The company’s having been subject to significant controversies, litigation, fines, or penalties in connection with the relevant issue; and

•                  The issue is material to the company.

Approval of Donations (International)

Vote FOR proposals if they are for single- or multi-year authorities and prior disclosure of amounts is provided.  Otherwise, vote AGAINST such proposals.

7-             Routine/Miscellaneous

Routine Management Proposals

Consider proposals on a CASE-BY-CASE basis when the Proxy Advisory Firm recommends voting AGAINST.

Authority to Call Shareholder Meetings on Less than 21 Days’ Notice

For companies in the United Kingdom, consider on a CASE-BY-CASE basis, factoring in whether the company has provided clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law and has historically limited its use of such authority to time-sensitive matters.

Approval of Financial Statements and Director and Auditor Reports (International)

Vote AGAINST if there are concerns regarding inadequate disclosure, remuneration arrangements (including severance/termination payments exceeding local standards for multiples of annual compensation), or consulting agreements with non-executive directors.

Consider on a CASE-BY-CASE basis if there are other concerns regarding severance/termination payments.

Vote AGAINST if there is concern about the company’s financial accounts and reporting, including related party transactions.

Vote AGAINST board-issued reports receiving a negative recommendation from the Proxy Advisory Firm due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee.

Vote FOR if the only reason for a negative recommendation by the Proxy Advisory Firm is to express disapproval of broader practices of the company or its board.

27

Other Business

Vote AGAINST proposals for Other Business.

Adjournment

These items often appear on the same agenda as a primary proposal, such as a merger or corporate restructuring.

•                  Vote FOR when the primary proposal is also supported

•                  If there is no primary proposal, vote FOR if all other proposals are supported and AGAINST if all other proposals are opposed.

•                  Consider other circumstances on a CASE-BY-CASE basis.

Changing Corporate Name

Vote FOR management proposals requesting a change in corporate name.

Multiple Proposals

Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that:

•                  Support for a single proposal is not operationally required;

•                  No one proposal is deemed superior in the interest of the Fund(s); and

•                  Each proposal would otherwise be supported under these Guidelines.

Vote AGAINST any proposals that would otherwise be opposed under these Guidelines.

Bundled Proposals

Vote FOR if all of the bundled items are supported by these Guidelines.

Vote AGAINST if one or more items are not supported by these Guidelines, and if the Proxy Advisory Firm deems the negative impact, on balance, to outweigh any positive impact.

Moot Proposals

This instruction is in regard to items for which support has become moot (e.g., an incentive grant to a person no longer employed by the company); WITHHOLD support if recommended by the Proxy Advisory Firm.

8-             Mutual Fund Proxies

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Hire and Terminate Sub-Advisors

Vote FOR management proposals that authorize the board to hire and terminate sub-advisors.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Establish Director Ownership Requirement

Vote AGAINST shareholder proposals for the establishment of a director ownership requirement. All other matters should be examined on a CASE-BY-CASE basis

28

Exhibit 1 — Proxy Group

Name	Title or Affiliation
Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, Voya Investments, LLC

Kevin M. Gleason	Senior Vice President, Voya Investment Management LLC; and Chief Compliance Officer of the Voya Family of Funds,

Jason Kadavy	Vice President, Reporting, Fund Accounting, Voya Funds Services, LLC

Todd Modic	Senior Vice President, Voya Funds Services, LLC and Voya Investments, LLC; and Chief Financial Officer of the Voya Family of Funds

Maria Anderson	Vice President, Fund Compliance, Voya Funds Services, LLC

Sara Donaldson	Proxy Coordinator for the Voya Family of Funds and Vice President, Proxy Voting, Voya Funds Services, LLC

Harley Eisner	Vice President, Financial Analysis, Voya Funds Services, LLC

Evan Posner, Esq.	Vice President and Counsel, Voya Family of Funds

Andrew Schlueter	Vice President, Mutual Funds Operations, Voya Funds Services LLC

Kristin Lynch*	Assistant Vice President, Office of the Chief Compliance Officer, Voya Investment Management LLC

Effective as of August 09, 2016

*Non-voting member

29

VOYA Mutual Funds

(“Registrant”)

PART C:

OTHER INFORMATION

ITEM 15. INDEMNIFICATION

Article 5, Section 5.02 of the Amended and Restated Declaration of Trust provides for the indemnification of Registrant’s Trustees, officers, employees, and agents against liabilities reasonably incurred by them in connection with the defense or disposition of any action, suit or other proceeding in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of being or having been in such office, except with respect to matters as to which it has been adjudicated that they acted with bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Section 9 of Registrant’s Amended and Restated Investment Management Agreement provides for the indemnification of Registrant’s Investment Manager and any Sub-Adviser against all liabilities incurred by it in performing its obligations under the agreement, except with respect to matters involving its disabling conduct.

Section 9 of Registrant’s Distribution Agreement provides for the indemnification of Registrant’s Distributor against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its disabling conduct.

Section 4 of the Shareholder Service Agreement provides for the indemnification of Registrant’s Distributor against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its disabling conduct.

Section 1 of the Indemnification Agreement between Voya Mutual Funds and CBRE Clarion Securities LLC provides for the indemnification of Registrant’s officers and trustees against all liabilities arising out of or relation to actions or omissions by CBRE Clarion Securities LLC or any of its affiliates prior to the closing of the Reorganization.

Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“1933 Act”) may be permitted to trustees, officers, and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it, is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

(1)	(a)

Amended and Restated Declaration of Trust of Voya Mutual Funds dated June 3, 2004 — Filed as an Exhibit to Post-Effective Amendment No. 102 to the Registrant’s Form N-1A Registration Statement on September 8, 2004 and incorporated herein by reference.

(b)

Amendment No. 1 dated September 2, 2004 to the Amended and Restated Declaration of Trust (Class I shares for ING Global Real Estate Fund) — Filed as an Exhibit to Post-Effective Amendment No. 102 to the Registrant’s Form N-1A Registration Statement on September 8, 2004 and incorporated herein by reference.

(c)

Amendment No. 2 dated January 31, 2005 to the Amended and Restated Declaration of Trust (ING International Value Choice Fund) — Filed as an Exhibit to Post-Effective Amendment No. 106 to the Registrant’s Form N-1A Registration Statement on January 25, 2005 and incorporated herein by reference.

(d)

Amendment No. 3 dated February 1, 2005 to the Amended and Restated Declaration of Trust (name change — ING Global Value Choice Fund, formerly ING Worldwide Growth Fund) — Filed as an Exhibit to Post-Effective Amendment No. 106 to the Registrant’s Form N-1A Registration Statement on January 25, 2005 and incorporated herein by reference.

(e)

Amendment No. 4 dated March 1, 2005 to the Amended and Restated Declaration of Trust (name change — ING International SmallCap Fund, formerly ING International SmallCap Growth Fund) — Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant’s Form N-1A Registration Statement on September 30, 2005 and incorporated herein by reference.

(f)

Amendment No. 5 dated April 29, 2005 to the Amended and Restated Declaration of Trust (Class I shares for ING Global Value Choice Fund and ING International Value Choice Fund) — Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant’s Form N-1A Registration Statement September 30, 2005 and incorporated herein by reference.

(g)

Amendment No. 6 dated September 1, 2005 to the Amended and Restated Declaration of Trust (ING Emerging Markets Debt Fund and ING Greater China Fund) — Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant’s Form N-1A Registration Statement on September 30, 2005 and incorporated herein by reference.

(h)

Amendment No. 7 dated September 30, 2005 to the Amended and Restated Declaration of Trust (Class O shares for ING Global Equity Dividend Fund and ING Global Real Estate Fund) - Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant’s Form N-1A Registration Statement on September 30, 2005 and incorporated herein by reference.

(i)

Amendment No. 8 dated November 1, 2005 to the Amended and Restated Declaration of Trust (ING Diversified International Fund, ING Index Plus International Equity Fund, and ING International Capital Appreciation Fund) — Filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant’s Form N-1A Registration Statement on December 6, 2005 and incorporated herein by reference.

(j)

Amendment No. 9 dated November 10, 2005 to the Amended and Restated Declaration of Trust (ING International Real Estate Fund) — Filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant’s Form N-1A Registration Statement on December 6, 2005 and incorporated herein by reference.

	(k)	Amendment No. 10 dated March 16, 2006 to the Amended and Restated Declaration of Trust

(ING Global Bond Fund) — Filed as an Exhibit to Post-Effective Amendment No. 116 to the Registrant’s Form N-1A Registration Statement on June 19, 2006 and incorporated herein by reference.

(l)

Amendment No. 11 dated May 25, 2006 to the Amended and Restated Declaration of Trust — Filed as an Exhibit to Post-Effective Amendment No. 116 to the Registrant’s Form N-1A Registration Statement on June 19, 2006 and incorporated herein by reference.

(m)

Amendment No. 12 dated July 13, 2006 to the Amended and Restated Declaration of Trust (Class R shares for ING Diversified International Fund) — Filed as an Exhibit to Post-Effective Amendment No. 117 to the Registrant’s Form N-1A Registration Statement on August 14, 2006 and incorporated herein by reference.

(n)

Amendment No. 13 dated October 9, 2006 to the Amended and Restated Declaration of Trust (name change - ING Global Natural Resources Fund, formerly ING Precious Metals Fund) — Filed as an Exhibit to Post-Effective Amendment No. 119 to the Registrant’s Form N-1A Registration Statement on December 7, 2006 and incorporated herein by reference.

(o)

Amendment No. 14 dated November 9, 2006 to the Amended and Restated Declaration of Trust (ING International Value Opportunities Fund) — Filed as an Exhibit to Post-Effective Amendment No. 119 to the Registrant’s Form N-1A Registration Statement on December 7, 2006 and incorporated herein by reference.

(p)

Amendment No. 15 dated November 9, 2006 to the Amended and Restated Declaration of Trust (authority to reclassify, reorganize, recapitalize, or convert issued or unissued interests of any class into interests of one or more other classes) — Filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant’s Form N-1A Registration Statement on February 23, 2007 and incorporated herein by reference.

(q)

Amendment No. 16 dated November 9, 2006 to the Amended and Restated Declaration of Trust (abolishing Class M shares for ING Emerging Countries Fund) — Filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant’s Form N-1A Registration Statement on February 23, 2007 and incorporated herein by reference.

(r)

Amendment No. 17 dated February 28, 2007 to the Amended and Restated Declaration of Trust (name change - ING International Growth Opportunities Fund, formerly ING International Fund) — Filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant’s Form N-1A Registration Statement on February 23, 2007 and incorporated herein by reference.

(s)

Amendment No. 18 dated March 2, 2007 to the Amended and Restated Declaration of Trust (ING International Equity Dividend Fund) — Filed as an Exhibit to Post-Effective Amendment No. 124 to the Registrant’s Form N-1A Registration Statement on July 27, 2007 and incorporated herein by reference.

(t)

Amendment No. 19 dated July 12, 2007 to the Amended and Restated Declaration of Trust (ING Asia-Pacific Real Estate Fund, ING European Real Estate Fund, and Class I shares for ING Global Equity Dividend Fund; and ING Global Natural Resources Fund; and Class O shares for ING Index Plus International Equity Fund) — Filed as an Exhibit to Post-Effective Amendment No. 124 to the Registrant’s Form N-1A Registration Statement on July 27, 2007 and incorporated herein by reference.

(u)	Amendment No. 20 dated September 12, 2007 to the Amended and Restated Declaration of

Trust (Class W shares for ING Diversified International Fund, ING Emerging Countries Fund, ING Foreign Fund, ING Global Equity Dividend Fund, ING Global Natural Resources Fund, ING Global Real Estate Fund, ING International Equity Dividend Fund, ING International Real Estate Fund, and ING International SmallCap Fund) — Filed as an Exhibit to Post-Effective Amendment No. 128 to the Registrant’s Form N-1A Registration Statement on November 9, 2007 and incorporated herein by reference.

(v)

Amendment No. 21 dated December 17, 2007 to the Amended and Restated Declaration of Trust (name change — ING International SmallCap Multi-Manager Fund, formerly ING International SmallCap Fund) — Filed as an exhibit to Post-Effective Amendment No. 131 to the Registrant’s Form N-1A Registration Statement on February 27, 2008 and incorporated herein by reference.

(w)

Amendment No. 22 dated May 30, 2008 to the Amended and Restated Declaration of Trust (Class O shares for ING Diversified International Fund, ING Global Bond Fund, ING Greater China Fund, and ING International SmallCap Multi-Manager Fund) — Filed as an Exhibit to Post-Effective Amendment No. 132 to the Registrant’s Form N-1A Registration Statement on June 4, 2008 and incorporated herein by reference.

(x)

Plan of Liquidation and Dissolution of Series with respect to ING International Value Opportunities Fund effective August 1, 2008 — Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant’s Form N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

(y)

Amendment No. 23 effective September 27, 2008 to the Amended and Restated Declaration of Trust (dissolution of ING International Value Opportunities Fund) — Filed as an Exhibit to Post-Effective Amendment No. 134 to the Registrant’s Form N-1A Registration Statement on February 26, 2009 and incorporated herein by reference.

(z)

Amendment No. 24 dated March 27, 2009 to the Amended and Restated Declaration of Trust (Class Q shares for ING International Capital Appreciation Fund) — Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on May 29, 2009 and incorporated herein by reference.

(aa)

Amendment No. 25 dated May 14, 2009 to the Amended and Restated Declaration of Trust (Class W shares for ING Global Bond Fund, ING Global Value Choice Fund, and ING International Value Choice Fund) — Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on May 29, 2009 and incorporated herein by reference.

(bb)

Plan of Liquidation and Dissolution of Series with respect to ING Disciplined International SmallCap Fund effective July 13, 2009 — Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant’s Form N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

(cc)

Plan of Liquidation and Dissolution of Series with respect to ING Emerging Markets Fixed Income Fund effective July 13, 2009 — Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant’s Form N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

(dd)

Amendment No. 26 effective August 10, 2009 to the Amended and Restated Declaration of Trust (dissolution of ING International Growth Opportunities Fund) — Filed as an Exhibit to Post-Effective Amendment No. 137 to the Registrant’s Form N-1A Registration Statement on

September 29, 2009 and incorporated herein by reference.

(ee)

Amendment No. 27 effective August 21, 2009 to the Amended and Restated Declaration of Trust (dissolution of ING Disciplined International SmallCap Fund and ING Emerging Markets Fixed Income Fund) — Filed as an Exhibit to Post-Effective Amendment No. 137 to the Registrant’s Form N-1A Registration Statement on September 29, 2009 and incorporated herein by reference.

(ff)

Amendment No. 28 dated September 10, 2009 to the Amended and Restated Declaration of Trust (Class I shares for ING Russia Fund) — Filed as an Exhibit to Post-Effective Amendment No. 137 to the Registrant’s Form N-1A Registration Statement on September 29, 2009 and incorporated herein by reference.

(gg)

Plan of Liquidation and Dissolution of Series with respect to ING International Equity Dividend Fund effective September 14, 2009 — Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant’s Form N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

(hh)

Amendment No. 29 effective October 13, 2009 to the Amended and Restated Declaration of Trust (Class W shares for ING International Capital Appreciation Fund) — Filed as an Exhibit to Post-Effective Amendment No. 139 to the Registrant’s Form N-1A Registration Statement on February 25, 2010 and incorporated herein by reference.

(ii)

Amendment No. 30 dated November 20, 2009 to the Amended and Restated Declaration of Trust (converting Class Q shares into Class W shares and abolishing Class Q shares for ING Foreign Fund, ING Global Natural Resources Fund, ING Global Value Choice Fund, ING International SmallCap Multi-Manager Fund, and ING Russia Fund) — Filed as an Exhibit to Post-Effective Amendment No. 139 to the Registrant’s Form N-1A Registration Statement on February 25, 2010 and incorporated herein by reference.

(jj)

Amendment No. 31, effective March 5, 2010, to the Amended and Restated Declaration of Trust (converting Class Q shares into Class W shares and abolishing Class Q shares for ING Emerging Countries Fund and ING International Capital Appreciation Fund) — Filed as an Exhibit to Post-Effective Amendment No. 140 to the Registrant’s Form N-1A Registration Statement on September 30, 2010 and incorporated herein by reference.

(kk)

Amendment No. 32 dated June 30, 2010 to Amended and Restated Declaration of Trust (name change — ING Global Opportunities Fund, formerly ING Foreign Fund) — Filed as an Exhibit to Post-Effective Amendment No. 140 to the Registrant’s Form N-1A Registration Statement on September 30, 2010 and incorporated herein by reference.

(ll)

Amendment No. 33 dated September 30, 2010 to the Amended and Restated Declaration of Trust (Class I shares for ING International Growth Fund) — Filed as an Exhibit to Post-Effective Amendment No. 142 to the Registrant’s Form N-1A Registration Statement on December 6, 2010 and incorporated herein by reference.

(mm)

Plan of Liquidation and Dissolution of Series with respect to ING Asia-Pacific Real Estate Fund effective November 26, 2010 — Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant’s Form N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

(nn)	Plan of Liquidation and Dissolution of Series with respect to ING European Real Estate Fund effective November 26, 2010 — Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant’s Form N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

(oo)

Amendment No. 34 dated November 18, 2010 to the Amended and Restated Declaration of Trust (Class I shares for ING International Core Fund) — Filed as an Exhibit to Post-Effective Amendment No. 144 to the Registrant’s Form N-1A Registration Statement on January 24, 2011 and incorporated herein by reference.

(pp)

Amendment No. 35 dated May 19, 2011 to the Amended and Restated Declaration of Trust (Class R shares and Class W shares for certain ING Funds) — Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on July 28, 2011 and incorporated herein by reference.

(qq)

Amendment No. 36 dated July 15, 2011 to the Amended and Restated Declaration of Trust (ING Emerging Markets Equity Fund) — Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement filed on July 28, 2011 and incorporated herein by reference.

(rr)

Amendment No. 37 dated January 12, 2012 to the Amended and Restated Declaration of Trust (Class B shares for ING Emerging Markets Equity Fund) — Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(ss)

Amendment No. 38 dated February 29, 2012 to the Amended and Restated Declaration of Trust (name change — ING International Small Cap Fund, formerly ING International SmallCap Multi-Manager Fund) — Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(tt)

Plan of Liquidation and Dissolution of Series with respect to ING International Capital Appreciation Fund, effective January 17, 2012 — Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(uu)

Amendment No. 39 dated July 12, 2012 to the Amended and Restated Declaration of Trust (ING Diversified Emerging Markets Debt Fund) — Filed as an Exhibit to Post-Effective Amendment No. 165 to the Registrant’s Form N-1A Registration Statement on October 31, 2012 and incorporated herein by reference.

(vv)

Amendment No. 40 effective July 23, 2012 to the Amended and Restated Declaration of Trust (dissolving ING Emerging Countries Fund) — Filed as an Exhibit to Post-Effective Amendment No. 165 to the Registrant’s Form N-1A Registration Statement on October 31, 2012 and incorporated herein by reference.

(ww)

Amendment No. 41 dated August 1, 2012 to the Amended and Restated Declaration of Trust (Class W shares for ING International Core Fund) — Filed as an Exhibit to Post-Effective Amendment No. 160 to the Registrant’s Form N-1A Registration Statement on August 7, 2012 and incorporated herein by reference.

(xx)	Amendment No. 42 dated September 6, 2012 to the Amended and Restated Declaration of Trust (Class R6 shares for ING Global Bond Fund and ING Global Real Estate Fund) — Filed as an

Exhibit to Post-Effective Amendment No. 170 to the Registrant’s Form N-1A Registration Statement on December 21, 2012 and incorporated herein by reference.

(yy)

Amendment No. 43 dated November 14, 2012 to the Amended and Restated Declaration of Trust (name change — ING International Value Equity Fund, formerly ING Global Value Choice Fund) —Filed as an Exhibit to Post-Effective Amendment No. 170 to the Registrant’s Form N-1A Registration Statement on December 21, 2012 and incorporated herein by reference.

(zz)

Amendment No. 44 dated November 15, 2012 to the Amended and Restated Declaration of Trust (name change — ING Emerging Markets Equity Dividend Fund, formerly ING Greater China Fund) — Filed as an Exhibit to Post-Effective Amendment No. 170 to the Registrant’s Form N-1A Registration Statement on December 21, 2012 and incorporated herein by reference.

(aaa)

Amendment No. 45 dated November 29, 2012 to the Amended and Restated Declaration of Trust (Class P shares for ING Global Bond Fund) — Filed as an Exhibit to Post-Effective Amendment No. 167 to the Registrant’s Form N-1A Registration Statement on November 30, 2012 and incorporated herein by reference.

(bbb)

Amendment No. 46 dated January 10, 2013 to the Amended and Restated Declaration of Trust (ING Global Perspectives Fund) — Filed as an Exhibit to Post-Effective Amendment No. 174 to the Registrant’s Form N-1A Registration Statement on February 27, 2013 and incorporated herein by reference.

(ccc)

Plan of Liquidation and Dissolution of Series with respect to ING Index Plus International Equity Fund, effective December 7, 2012 — Filed as an Exhibit to Post-Effective Amendment No. 174 to the Registrant’s Form N-1A Registration Statement on February 27, 2013 and incorporated herein by reference.

(ddd)

Amendment No. 47 dated July 1, 2013 to the Amended and Restated Declaration of Trust (name change — ING Multi-Manager International Equity Fund, formerly ING International Growth Fund) — Filed as an Exhibit to Post-Effective Amendment No. 183 to the Registrant’s Form N-1A Registration Statement on December 16, 2013 and incorporated herein by reference.

(eee)

Amendment No. 48 effective July 15, 2013 to the Amended and Restated Declaration of Trust (dissolution of ING International Value Choice Fund) — Filed as an Exhibit to Post-Effective Amendment No. 183 to the Registrant’s Form N-1A Registration Statement on December 16, 2013 and incorporated herein by reference.

(fff)

Amendment No. 49 dated November 21, 2013 to the Amended and Restated Declaration of Trust (Class A, Class B, Class C, Class O, Class R, and Class W shares for ING Multi-Manager International Equity Fund) — Filed as an Exhibit to Post-Effective Amendment No. 184 to the Registrant’s Form N-1A Registration Statement on February 26, 2014 and incorporated herein by reference.

(ggg)

Amendment No. 50 dated May 1, 2014 to the Amended and Restated Declaration of Trust (name change of each existing series of the Trust) — Filed as an Exhibit to Post-Effective Amendment No. 186 to the Registrant’s Form N-1A Registration Statement on July 14, 2014 and incorporated herein by reference.

(hhh)

Amendment No. 51 dated May 22, 2014 to the Amended and Restated Declaration of Trust (Class R6 shares for Voya Global Real Estate Fund) — Filed as an Exhibit to Post-Effective Amendment No. 186 to the Registrant’s Form N-1A Registration Statement on July 14, 2014

and incorporated herein by reference.

(iii)

Amendment No. 52 effective October 1, 2014 to the Amended and Restated Declaration of Trust (abolition of Class B, Class C, and Class R shares of Voya Global Natural Resources Fund) — Filed as an Exhibit to Post-Effective Amendment No. 188 to the Registrant’s Form N-1A Registration Statement on December 22, 2014 and incorporated herein by reference.

(jjj)

Amendment No. 53 effective November 24, 2014 to the Amended and Restated Declaration of Trust (dissolution of Voya Global Opportunities Fund) — Filed as an Exhibit to Post-Effective Amendment No. 188 to the Registrant’s Form N-1A Registration Statement on December 22, 2014 and incorporated herein by reference.

(kkk)

Amendment No. 54 dated December 1, 2014 to the Amended and Restated Declaration of Trust (name change — Voya Global Value Advantage Fund, formerly Voya International Value Equity Fund) — Filed as an Exhibit to Post-Effective Amendment No. 188 to the Registrant’s Form N-1A Registration Statement on December 22, 2014 and incorporated herein by reference.

(lll)

Amendment No. 55 effective May 26, 2015 to the Amended and Restated Declaration of Trust (dissolution of Voya Global Natural Resources Fund) — Filed as an Exhibit to Post-Effective Amendment No. 192 to the Registrant’s Form N-1A Registration Statement on February 25, 2016 and incorporated herein by reference.

(mmm)

Plan of Liquidation and Dissolution of Series with respect to Voya Emerging Markets Equity Dividend Fund, effective January 15, 2016 — Filed as an Exhibit to Post-Effective Amendment No. 195 to the Registrant’s Form N-1A Registration Statement on December 2, 2016 and incorporated herein by reference.

(nnn)

Amendment No. 56 dated May 1, 2016 to the Amended and Restated Declaration of Trust (name change — Voya Global Equity Fund, formerly Voya Global Value Advantage Fund) — Filed as an Exhibit to Post-Effective Amendment No. 195 to the Registrant’s Form N-1A Registration Statement on December 2, 2016 and incorporated herein by reference.

(ooo)

Amendment No. 57 dated September 15, 2016 to the Amended and Restated Declaration of Trust (Voya Global Corporate Leaders® 100 Fund and Voya Global High Dividend Low Volatility Fund) — Filed as an Exhibit to Post-Effective Amendment No. 195 to the Registrant’s Form N-1A Registration Statement on December 2, 2016 and incorporated herein by reference.

(ppp)

Amendment No. 58 dated November 17, 2016 to the Amended and Restated Declaration of Trust (Voya CBRE Global Infrastructure Fund and Voya CBRE Long/Short Fund) — Filed as an Exhibit to Post-Effective Amendment No. 195 to the Registrant’s Form N-1A Registration Statement on December 2, 2016 and incorporated herein by reference.

(qqq)

Amendment No. 59 dated January 12, 2017 to the Amended and Restated Declaration of Trust (Class T shares for Voya CBRE Global Infrastructure Fund, Voya CBRE Long/Short Fund, Voya Diversified Emerging Markets Debt Fund, Voya Global Bond Fund, Voya Global Corporate Leaders® 100 Fund, Voya Global Equity Fund, Voya Global High Dividend Low Volatility Fund, Voya Global Perspectives® Fund, Voya Global Real Estate Fund, and Voya International Real Estate Fund) — Filed as an Exhibit to Post-Effective Amendment No. 199 to the Registrant’s Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

(rrr)	Amendment No. 60 dated January 20, 2017 to the Amended and Restated Declaration of Trust

(name change — Voya Multi-Manager International Factors Funds, formerly International Core Fund) — Filed as an Exhibit to Post-Effective Amendment No. 199 to the Registrant’s Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

(2)	(a)

Amended Bylaws of Registrant (Nicholas-Applegate Mutual Funds) dated December 18, 1992 - Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(b)

Amendment to Section 2.5 of Bylaws of Registrant — Filed as an Exhibit to Post-Effective Amendment No. 30 to the Registrant’s Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.

(3)	Not Applicable

(4)

Agreement and Plan of Reorganization by and among Voya Mutual Funds, on behalf of Voya CBRE Long/Short Fund, The Advisors’ Inner Circle Fund, on behalf of CBRE Clarion Long/Short Fund, Voya Investments, LLC and CBRE Clarion Securities, LLC – Attached as Appendix A to the Proxy Statement/Prospectus.

(5)	Not Applicable

(6)	(a)

Amended and Restated Investment Management Agreement between Voya Mutual Funds and Voya Investments, LLC effective November 18, 2014, as amended and restated on May 1, 2015 — Filed as an Exhibit to Post-Effective Amendment No. 192 to the Registrant’s Form N-1A Registration Statement on February 25, 2016 and incorporated herein by reference.

(i)

Reduction letter dated March 1, 2017 with respect to the Amended and Restated Investment Management Agreement between Voya Mutual Funds and Voya Investments, LLC effective November 18, 2014, as amended and restated on May 1, 2015 for the period from March 1, 2017 through March 1, 2018 (Voya Multi-Manager International Equity Fund) — Filed as an Exhibit to Post-Effective Amendment No. 199 to the Registrant’s Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

(ii)

Waiver Letter dated March 1, 2017 with respect to the Amended and Restated Investment Management Agreement between Voya Mutual Funds and Voya Investments, LLC effective November 18, 2014, as amended and restated on May 1, 2015 for the period from March 1, 2017 through March 1, 2018 (Class P shares of Voya Global Bond Fund) — Filed as an Exhibit to Post-Effective Amendment No. 199 to the Registrant’s Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

(iii)

Reduction letter dated March 1, 2017 with respect to the Investment Management Agreement between Voya Mutual Funds and Voya Investments, LLC effective November 18, 2014, as amended and restated on May 1, 2015 for the period from March 1, 2017 through March 1, 2018 (Voya Multi-Manager International Small Cap Fund) — Filed as an Exhibit to Post-Effective Amendment No. 199 to the Registrant’s Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

(iv)

Reduction letter dated March 1, 2017 with respect to the Investment Management Agreement between Voya Mutual Funds and Voya Investments, LLC effective November 18, 2014, as amended and restated on May 1, 2015 for the period from March 1, 2017 through March 1, 2018 (Voya Multi-Manager Emerging Markets Equity Fund) — Filed as an Exhibit to Post-Effective Amendment No. 199 to the Registrant’s Form N-1A Registration

Statement on February 24, 2017 and incorporated herein by reference.

(v)

Amended Schedule A, effective January 20, 2017, to the Investment Management Agreement between Voya Mutual Funds and Voya Investments, LLC effective November 18, 2014, as amended and restated on May 1, 2015 — Filed as an Exhibit to Post-Effective Amendment No. 199 to the Registrant’s Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

(vi)

Amended Schedule A, effective May 15, 2017, to the Investment Management Agreement between Voya Mutual Funds and Voya Investments, LLC effective November 18, 2014, as amended and restated on May 1, 2015 — Filed as an Exhibit to Post-Effective Amendment No. 198 to the Registrant’s Form N-1A Registration Statement on February 13, 2017 and incorporated herein by reference.

(b)

Sub-Advisory Agreement between Voya Investments, LLC and Voya Investment Management Co. LLC dated November 18, 2014 — Filed as an Exhibit to Post-Effective Amendment No. 189 to the Registrant’s Form N-1A Registration Statement on February 25, 2015 and incorporated herein by reference.

(i)

First Amendment effective May 22, 2015 to Sub-Advisory Agreement between Voya Investments, LLC and Voya Investment Management Co. LLC dated November 18, 2014 — Filed as an Exhibit to Post-Effective Amendment No. 191 to the Registrant’s Form N-1A Registration Statement on December 23, 2015 and incorporated herein by reference.

(ii)

Amended Schedule A, effective January 20, 2017, to the Sub-Advisory Agreement between Voya Investments, LLC and Voya Investment Management Co. LLC dated November 18, 2014 — Filed as an Exhibit to Post-Effective Amendment No. 199 to the Registrant’s Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

(c)

Sub-Advisory Agreement between Voya Investments, LLC and NNIP Advisors B.V. (Voya Emerging Markets Equity Dividend Fund and Voya Russia Fund) effective January 8, 2016 — Filed as an Exhibit to Post-Effective Amendment No. 192 to the Registrant’s Form N-1A Registration Statement on February 25, 2016 and incorporated herein by reference.

(i)

Termination Letter dated February 2, 2016 with regard to Voya Emerging Markets Equity Dividend Fund effective April 8, 2016 — Filed as an Exhibit to Post-Effective Amendment No. 192 to the Registrant’s Form N-1A Registration Statement on February 25, 2016 and incorporated herein by reference.

(d)

Sub-Advisory Agreement between Voya Investments, LLC and NNIP Advisors B.V. effective January 8, 2016 (Voya Global Equity Dividend Fund) — Filed as an Exhibit to Post-Effective Amendment No. 192 to the Registrant’s Form N-1A Registration Statement on February 25, 2016 and incorporated herein by reference.

(e)

Amended and Restated Sub-Advisory Agreement between Voya Investments, LLC and CBRE Clarion Securities LLC (Voya International Real Estate Fund, Voya Global Real Estate Fund, Voya CBRE Global Infrastructure Fund, and Voya CBRE Long/Short Fund) — Filed as an Exhibit to Post-Effective Amendment No. 199 to the Registrant’s Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

(f)	Sub-Advisory Agreement (with redaction) between Voya Investments, LLC and Acadian Asset Management LLC effective November 18, 2014 — Filed as an Exhibit to Post-Effective

Amendment No. 191 to the Registrant’s Form N-1A Registration Statement on December 23, 2015 and incorporated herein by reference.

(g)

Sub-Advisory Agreement (with redaction) between Voya Investments, LLC and Baillie Gifford Overseas Limited effective November 18, 2014 — Filed as an Exhibit to Post-Effective Amendment No. 191 to the Registrant’s Form N-1A Registration Statement on December 23, 2015 and incorporated herein by reference.

(i)

Side Letter dated February 2015 to Sub-Advisory Agreement between Voya Investments, LLC and Baillie Gifford Overseas Limited effective November 18, 2014 — Filed as an Exhibit to Post-Effective Amendment No. 192 to the Registrant’s Form N-1A Registration Statement on February 25, 2016 and incorporated herein by reference.

(h)

Sub-Advisory Agreement (with redaction) between Voya Investments, LLC and T. Rowe Price Associates, Inc. effective November 18, 2014 (Voya Multi-Manager International Equity Fund) — Filed as an Exhibit to Post-Effective Amendment No. 191 to the Registrant’s Form N-1A Registration Statement on December 23, 2015 and incorporated herein by reference.

(i)

Termination Letter, dated November 17, 2016, with regard to Voya Multi-Manager International Equity Fund effective January 20, 2017 — Filed as an Exhibit to Post-Effective Amendment No. 199 to the Registrant’s Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

(i)

Sub-Sub-Advisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price International Ltd dated May 13, 2013 (Voya Multi-Manager International Equity Fund, formerly ING International Growth Fund) — Filed as an Exhibit to Post-Effective Amendment No. 188 to the Registrant’s Form N-1A Registration Statement on December 22, 2014 and incorporated herein by reference.

(j)

Sub-Advisory Agreement (with redaction) between Voya Investments, LLC and Wellington Management Company, LLP effective November 18, 2014 — Filed as an Exhibit to Post-Effective Amendment No. 191 to the Registrant’s Form N-1A Registration Statement on December 23, 2015 and incorporated herein by reference.

(i)

Termination Letter, dated November 17, 2016, with regard to Voya International Core Fund effective January 20, 2017 — Filed as an Exhibit to Post-Effective Amendment No. 195 to the Registrant’s Form N-1A Registration Statement on December 2, 2016 and incorporated herein by reference.

(ii)

Amended Schedule A with respect to the Sub-Advisory Agreement between Voya Investments, LLC and Wellington Management Company LLP dated November 18, 2014 — Filed as an Exhibit to Post-Effective Amendment No. 199 to the Registrant’s Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

(k)

Sub-Advisory Agreement (with redaction) between Voya Investments, LLC and Delaware Investments Fund Advisers effective November 18, 2014 — Filed as an Exhibit to Post-Effective Amendment No. 191 to the Registrant’s Form N-1A Registration Statement on December 23, 2015 and incorporated herein by reference.

(i)

Amendment (with redaction) effective July 1, 2015 to Sub-Advisory Agreement between Voya Investments, LLC and Delaware Investments Fund Advisers effective November 18, 2014 — Filed as an Exhibit to Post-Effective Amendment No. 191 to the Registrant’s Form

N-1A Registration Statement on December 23, 2015 and incorporated herein by reference.

(l)

Sub-Advisory Agreement (with redaction) between Voya Investments, LLC and J.P. Morgan Investment Management Inc. effective November 18, 2014 — Filed as an Exhibit to Post-Effective Amendment No. 191 to the Registrant’s Form N-1A Registration Statement on December 23, 2015 and incorporated herein by reference.

(i)

Termination Letter, dated November 17, 2016, with regard to Voya Multi-Manager International Equity Fund effective January 20, 2017 — Filed as an Exhibit to Post-Effective Amendment No. 199 to the Registrant’s Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

(m)

Sub-Advisory Agreement (with redaction) between Voya Investments, LLC and Lazard Asset Management LLC effective November 18, 2014 — Filed as an Exhibit to Post-Effective Amendment No. 191 to the Registrant’s Form N-1A Registration Statement on December 23, 2015 and incorporated herein by reference.

(n)

Sub-Advisory Agreement (with redaction) between Voya Investments, LLC and Polaris Capital Management, LLC effective January 20, 2017 — Filed as an Exhibit to Post-Effective Amendment No. 199 to the Registrant’s Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

(o)

Sub-Advisory Agreement (with redaction) between Voya Investments, LLC and Van Eck Associates Corporation dated August 24, 2015 — Filed as an Exhibit to Post-Effective Amendment No. 191 to the Registrant’s Form N-1A Registration Statement on December 23, 2015 and incorporated herein by reference.

(p)

Sub-Advisory Agreement (with redaction) between Voya Investments, LLC and Victory Capital Management Inc. dated March 2, 2015 — Filed as an Exhibit to Post-Effective Amendment No. 191 to the Registrant’s Form N-1A Registration Statement on December 23, 2015 and incorporated herein by reference.

(q)

Sub-Advisory Agreement (with redaction) between Voya Investments, LLC and PanAgora Asset Management, Inc. effective January 20, 2017 — Filed as an Exhibit to Post-Effective Amendment No. 199 to the Registrant’s Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

(r)

Expense Limitation Agreement between Voya Investments, LLC and Voya Mutual Funds effective January 1, 2016 (Voya Global Equity Dividend Fund) — Filed as an Exhibit to Post-Effective Amendment No. 195 to the Registrant’s Form N-1A Registration Statement on December 2, 2016 and incorporated herein by reference.

(i)

Waiver Letter dated March 1, 2016, between Voya Investments, LLC and Voya Mutual Funds for the period from March 1, 2017 through March 1, 2018 (Voya Global Equity Dividend Fund) — Filed as an Exhibit to Post-Effective Amendment No. 199 to the Registrant’s Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

(s)

Expense Limitation Agreement between Voya Investments, LLC and Voya Mutual Funds effective January 1, 2016 — Filed as an Exhibit to Post-Effective Amendment No. 195 to the Registrant’s Form N-1A Registration Statement on December 2, 2016 and incorporated herein by reference.

(i)

Amended Schedule A, effective January 20, 2017, to the Expense Limitation Agreement between Voya Investments, LLC and Voya Mutual Funds, effective January 1, 2016 — Filed as an Exhibit to Post-Effective Amendment No. 199 to the Registrant’s Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

(ii)

Side Letter Agreement dated March 1, 2017 to the Expense Limitation Agreement between Voya Investments, LLC and Voya Mutual Funds for the period from March 1, 2017 through March 1, 2018 (Voya Diversified International Fund) — Filed as an Exhibit to Post-Effective Amendment No. 199 to the Registrant’s Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

(iii)

Side Letter Agreement dated March 1, 2017 to the Expense Limitation Agreement between Voya Investments, LLC and Voya Mutual Funds for the period from March 1, 2017 through March 1, 2018 (Voya Multi-Manager Emerging Markets Equity Fund) — Filed as an Exhibit to Post-Effective Amendment No. 199 to the Registrant’s Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

(iv)

Side Letter Agreement dated March 1, 2017 to the Expense Limitation Agreement between Voya Investments, LLC and Voya Mutual Funds for the period from March 1, 2017 through March 1, 2018 (Voya Multi-Manager International Small Cap Fund) — Filed as an Exhibit to Post-Effective Amendment No. 199 to the Registrant’s Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

(v)

Side Letter Agreement dated March 1, 2017 to the Expense Limitation Agreement between Voya Investments, LLC and Voya Mutual Funds for the period from March 1, 2017 through March 1, 2018 (Voya Russia Fund) — Filed as an Exhibit to Post-Effective Amendment No. 199 to the Registrant’s Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

(vi)

Amended Schedule A, effective May 15, 2017, to the Expense Limitation Agreement between Voya Investments, LLC and Voya Mutual Funds, effective January 1, 2016 — Filed as an Exhibit to Post-Effective Amendment No. 198 to the Registrant’s Form N-1A Registration Statement on February 13, 2017 and incorporated herein by reference.

(t)

Expense Limitation Agreement between Voya Investments, LLC, Voya Mutual Funds and CBRE Clarion Securities LLC effective January 1, 2016 (Voya International Real Estate Fund) — Filed as an Exhibit to Post-Effective Amendment No. 195 to the Registrant’s Form N-1A Registration Statement on December 2, 2016 and incorporated herein by reference.

(i)

Side Letter Agreement dated March 1, 2017 to the Expense Limitation Agreement between Voya Investments, LLC, Voya Mutual Funds and CBRE Clarion Securities LLC (Voya International Real Estate Fund) — Filed as an Exhibit to Post-Effective Amendment No. 199 to the Registrant’s Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

(u)

Amended and Restated Expense Limitation Agreement between Voya Investments, LLC, Voya Investment Distributor, LLC and Voya Mutual Funds, effective January 1, 2016, as amended and restated March 27, 2017 (Voya Global Equity Fund, formerly Voya Global Value Advantage Fund) — Filed as an Exhibit to Post-Effective Amendment No. 199 to the Registrant’s Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

(7)	(a)

Underwriting Agreement between Voya Mutual Funds and Voya Investments Distributor, LLC dated November 18, 2014 — Filed as an Exhibit to Post-Effective Amendment No. 188 to the Registrant’s Form N-1A Registration Statement on December 22, 2014 and incorporated herein by reference.

(i)

Amended Schedule A, effective December 5, 2016, to the Underwriting Agreement between Voya Mutual Funds and Voya Investments Distributor, LLC dated November 18, 2014 — Filed as an Exhibit to Post-Effective Amendment No. 195 to the Registrant’s Form N-1A Registration Statement on December 2, 2016 and incorporated herein by reference.

(ii)

Amended Schedule A, effective May 15, 2017, to the Underwriting Agreement between Voya Mutual Funds and Voya Investments Distributor, LLC dated November 18, 2014 — Filed as an Exhibit to Post-Effective Amendment No. 198 to the Registrant’s Form N-1A Registration Statement on February 13, 2017 and incorporated herein by reference.

(8)	Not Applicable

(9)	(a)

Custody Agreement with The Bank of New York Mellon dated January 6, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

Amended Exhibit A, effective December 5, 2016, to the Custody Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 195 to the Registrant’s Form N-1A Registration Statement on December 2, 2016 and incorporated herein by reference.

(ii)

Amended Exhibit A dated May 15, 2017 to the Custody Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 199 to the Registrant’s Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

(b)

Foreign Custody Manager Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 99 to the Registrant’s Form N-1A Registration Statement on August 29, 2003 and incorporated herein by reference.

(i)

Amended Exhibit A, effective December 5, 2016, to the Foreign Custody Manager Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 195 to the Registrant’s Form N-1A Registration Statement on December 2, 2016 and incorporated herein by reference.

(ii)

Amended Schedule 2 dated June 4, 2008 to the Foreign Custody Manager Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on May 29, 2009 and incorporated herein by reference.

(iii)

Amended Exhibit A dated May 15, 2017 to the Foreign Custody Manager Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 199 to the Registrant’s Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

	(c)	Securities Lending Agreement and Guaranty with The Bank of New York Mellon dated August 7, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant’s Form N-1A

Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

Amended Exhibit A, effective December 5, 2016, to the Securities Lending Agreement and Guaranty with The Bank of New York Mellon dated August 7, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 195 to the Registrant’s Form N-1A Registration Statement on December 2, 2016 and incorporated herein by reference.

(ii)

Amended Exhibit A dated May 15, 2017 to the Securities Lending Agreement and Guaranty with The Bank of New York Mellon dated August 7, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 199 to the Registrant’s Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

(10)	(a)

Third Amended and Restated Service and Distribution Plan (Class A shares) dated September 12, 2014 — Filed as an Exhibit to Post-Effective Amendment No. 188 to the Registrant’s Form N-1A Registration Statement on December 22, 2014 and incorporated herein by reference.

(i)

Amended Schedule A, dated December 5, 2016, with respect to the Third Amended and Restated Service and Distribution Plan (Class A shares) dated September 12, 2014 — Filed as an Exhibit to Post-Effective Amendment No. 195 to the Registrant’s Form N-1A Registration Statement on December 2, 2016 and incorporated herein by reference.

(ii)

Amended Schedule A, effective May 15, 2017, with respect to the Third Amended and Restated Service and Distribution Plan (Class A shares) dated September 12, 2014 — Filed as an Exhibit to Post-Effective Amendment No. 198 to the Registrant’s Form N-1A Registration Statement on February 13, 2017 and incorporated herein by reference.

(b)

Third Amended and Restated Service and Distribution Plan (Class B shares) dated September 12, 2014 — Filed as an Exhibit to Post-Effective Amendment No. 188 to the Registrant’s Form N-1A Registration Statement on December 22, 2014 and incorporated herein by reference.

(i)

Amended Schedule A November 17, 2016 to the Third Amended and Restated Service and Distribution Plan (Class B shares) dated September 12, 2014 — Filed as an Exhibit to Post-Effective Amendment No. 199 to the Registrant’s Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

(c)

Third Amended and Restated Service and Distribution Plan (Class C shares) dated September 12, 2014 — Filed as an Exhibit to Post-Effective Amendment No. 188 to the Registrant’s Form N-1A Registration Statement on December 22, 2014 and incorporated herein by reference.

(i)

Amended Schedule A dated November 17, 2016 to the Third Amended and Restated Service and Distribution Plan (Class C shares) dated September 12, 2014 — Filed as an Exhibit to Post-Effective Amendment No. 199 to the Registrant’s Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

(d)

Second Amended and Restated Service and Distribution Plan (Class A shares for Voya Global Natural Resources Fund and Voya Russia Fund) dated September 12, 2014 — Filed as an Exhibit to Post-Effective Amendment No. 188 to the Registrant’s Form N-1A Registration Statement on December 22, 2014 and incorporated herein by reference.

(i)

Amended Schedule A dated September 10, 2015 to the Second Amended and Restated Service and Distribution Plan (Class A shares for Voya Russia Fund) — Filed as an Exhibit to Post-Effective Amendment No. 192 to the Registrant’s Form N-1A Registration

Statement on February 25, 2016 and incorporated herein by reference.

(e)

Second Amended and Restated Shareholder Servicing Plan (Class A, Class B, and Class C shares for Voya Global Real Estate Fund) dated September 12, 2014 — Filed as an Exhibit to Post-Effective Amendment No. 188 to the Registrant’s Form N-1A Registration Statement on December 22, 2014 and incorporated herein by reference.

(f)

Second Amended and Restated Service and Distribution Plan (Class B shares for Voya Global Natural Resources Fund and Voya Russia Fund) dated September 12, 2014 — Filed as an Exhibit to Post-Effective Amendment No. 188 to the Registrant’s Form N-1A Registration Statement on December 22, 2014 and incorporated herein by reference.

(i)

Amended Schedule A dated October 1, 2014 to the Second Amended and Restated Service and Distribution Plan (Class B shares for Voya Russia Fund) — Filed as an Exhibit to Post-Effective Amendment No. 188 to the Registrant’s Form N-1A Registration Statement on December 22, 2014 and incorporated herein by reference.

(g)

Second Amended and Restated Distribution Plan (Class B shares for Voya Global Real Estate Fund) dated September 12, 2014 — Filed as an Exhibit to Post-Effective Amendment No. 188 to the Registrant’s Form N-1A Registration Statement on December 22, 2014 and incorporated herein by reference.

(h)

Second Amended and Restated Service and Distribution Plan (Class C shares for Voya Global Natural Resources Fund and Voya Russia Fund) dated September 12, 2014 — Filed as an Exhibit to Post-Effective Amendment No. 188 to the Registrant’s Form N-1A Registration Statement on December 22, 2014 and incorporated herein by reference.

(i)

Amended Schedule A dated October 1, 2014 to the Second Amended and Restated Service and Distribution Plan (Class C shares for Voya Russia Fund) — Filed as an Exhibit to Post-Effective Amendment No. 188 to the Registrant’s Form N-1A Registration Statement on December 22, 2014 and incorporated herein by reference.

(i)

Second Amended and Restated Distribution Plan (Class C shares for Voya Global Real Estate Fund) dated September 12, 2014 — Filed as an Exhibit to Post-Effective Amendment No. 188 to the Registrant’s Form N-1A Registration Statement on December 22, 2014 and incorporated herein by reference.

(j)

Second Amended and Restated Shareholder Services Plan (Class O shares) dated September 12, 2014 — Filed as an Exhibit to Post-Effective Amendment No. 188 to the Registrant’s Form N-1A Registration Statement on December 22, 2014 and incorporated herein by reference.

(k)

Second Amended and Restated Shareholder Service and Distribution Plan (Class R shares) dated September 12, 2014 — Filed as an Exhibit to Post-Effective Amendment No. 188 to the Registrant’s Form N-1A Registration Statement on December 22, 2014 and incorporated herein by reference.

(i)

Amended Schedule A dated November 17, 2016 to the Second Amended and Restated Shareholder Service and Distribution Plan (Class R shares) — Filed as an Exhibit to Post-Effective Amendment No. 199 to the Registrant’s Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

(l)	Eleventh Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3, dated January 20,

2017 — Filed as an Exhibit to Post-Effective Amendment No. 198 to the Registrant’s Form N-1A Registration Statement on February 13, 2017 and incorporated herein by reference.

(i)

Amended Schedule A and Amended Schedule B, last amended December 5, 2016, with respect to the Eleventh Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3, dated January 20, 2017 — Filed as an Exhibit to Post-Effective Amendment No. 199 to the Registrant’s Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

(11)	Opinion and Consent of Counsel — Filed as an Exhibit to the Registrant’s Form N-14 Registration Statement on February 13, 2017 and incorporated by reference.

(12)	Opinion and Consent of Counsel Supporting Tax Matters and Consequences — To be filed by subsequent post-effective amendment.

(13)	(a)

Transfer Agency Services Agreement between BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) and Voya Mutual Funds dated February 25, 2009 — Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on May 29, 2009 and incorporated herein by reference.

(i)

Amended Exhibit A, effective December 5, 2016, to the Transfer Agency Services Agreement between BNY Mellon Investment Servicing (US) Inc. and Voya Mutual Funds dated February 25, 2009 — Filed as an Exhibit to Post-Effective Amendment No. 195 to the Registrant’s Form N-1A Registration Statement on December 2, 2016 and incorporated herein by reference.

(ii)

Amendment, effective February 8, 2011, to the Transfer Agency Services Agreement between BNY Mellon Investment Servicing (US) Inc. and Voya Mutual Funds dated February 25, 2009 — Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on July 28, 2011 and incorporated herein by reference.

(iii)

Amended Exhibit A dated May 15, 2017 to the Transfer Agency Services Agreement between BNY Mellon Investment Servicing (US) Inc. and Voya Mutual Funds dated February 25, 2009 — Filed as an Exhibit to Post-Effective Amendment No. 199 to the Registrant’s Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

(b)

Fund Accounting Agreement with The Bank of New York Melon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

Amended Exhibit A, effective December 5, 2016, to the Fund Accounting Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 195 to the Registrant’s Form N-1A Registration Statement on December 2, 2016 and incorporated herein by reference.

(ii)

Amended Exhibit A to the Fund Accounting Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 199 to the Registrant’s Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

(c)

Form of Indemnification Agreement between Voya Mutual Funds and CBRE Clarion Securities LLC — Filed as an Exhibit to Post-Effective Amendment No. 198 to the Registrant’s Form N-1A Registration Statement on February 13, 2017 and incorporated herein by reference.

(14)	(a) Consent of KPMG LLP — Filed as an Exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Form N-14 Registration Statement on April 7, 2017.

(b) Consent of BBD, LLP — Filed as an Exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Form N-14 Registration Statement on April 7, 2017.

(15)	Not applicable.

(16)	Powers of Attorney — Filed as an Exhibit to the Registrant’s Form N-14 Registration Statement on February 13, 2017 and incorporated herein by reference.

(17)	Not applicable.

ITEM 17.  UNDERTAKINGS

1.              The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.              The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.              The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the reorganization described in this registration statement that contains an opinion of counsel supporting the tax matters.

C-18

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement on Form N-14 has been duly signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and State of Arizona on the 9th day of May 2017.

Voya Mutual Funds

By:	/s/ Huey P. Falgout, Jr.
Huey P. Falgout, Jr.
Secretary

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
	Interested Trustee and President and Chief Executive Officer	May 9, 2017

Shaun P. Mathews*
	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	May 9, 2017

Todd Modic*
	Trustee	May 9, 2017

Colleen D. Baldwin*
	Trustee	May 9, 2017

John V. Boyer*
	Trustee	May 9, 2017

Patricia W. Chadwick*
	Trustee	May 9, 2017

Peter S. Drotch*
	Trustee	May 9, 2017

Martin J. Gavin*
	Trustee	May 9, 2017

Russell H. Jones*
	Trustee	May 9, 2017

Patrick W. Kenny*
	Trustee	May 9, 2017

Joseph E. Obermeyer*

	Trustee	May 9, 2017

Sheryl K. Pressler*

		Trustee	May 9, 2017

Christopher P. Sullivan*
		Trustee	May 9, 2017

Roger B. Vincent*

* By:	/s/ Huey P. Falgout, Jr.
Huey P. Falgout, Jr.
Attorney-in-Fact**

** Powers of Attorney for Todd Modic and each Trustee — Filed as an Exhibit to the Registrant’s Form N-14 Registration Statement on February 13, 2017 and incorporated herein by reference.